UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2676

Fidelity School Street Trust
(Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Item 1. Reports to Stockholders

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®

Intermediate Municipal Income

Fund - Class A, Class T, Class B
and Class C

Annual Report

December 31, 2014

(Fidelity Cover Art)

Class A, Class T, Class B,
and Class C are classes
of Fidelity® Intermediate
Municipal Income Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge) A	2.13%	2.95%	3.37%
Class T (incl. 4.00% sales charge) B	2.17%	2.95%	3.37%
Class B (incl. contingent deferred sales charge) C	0.76%	2.80%	3.31%
Class C (incl. contingent deferred sales charge) D	4.58%	3.00%	3.06%

A As of April 1, 2007, Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on October 31, 2005. Returns between October 31, 2005 and April 1, 2007, reflect a 0.15% 12b-1 fee. Returns prior to October 31, 2005, are those of Fidelity® Intermediate Municipal Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's current 12b-1 fee been reflected, returns prior to April 1, 2007, would have been lower.

B Class T shares bear a 0.25% 12b-1 fee. The initial offering of Class T shares took place on October 31, 2005. Returns prior to October 31, 2005, are those of Fidelity® Intermediate Municipal Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to October 31, 2005, would have been lower.

C Class B shares bear a 0.90% 12b-1 fee. The initial offering of Class B shares took place on October 31, 2005. Returns prior to October 31, 2005, are those of Fidelity Intermediate Municipal Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to October 31, 2005, would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on October 31, 2005. Returns prior to October 31, 2005, are those of Fidelity Intermediate Municipal Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to October 31, 2005, would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Intermediate Municipal Income Fund - Class A on December 31, 2004, and the current 4.00% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Barclays® Municipal Bond Index performed over the same period. See footnote A on the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Municipal bonds posted a strong result for the 12 months ending December 31, 2014, driven by steady demand, tight supply and improving credit fundamentals. The Barclays® Municipal Bond Index returned 9.05%, significantly outperforming the U.S. investment-grade taxable bond market. Munis were driven, in part, by continued economic growth, declining long-term interest rates, and the relative attractiveness of U.S. markets amid global economic and political uncertainty. More specific to munis, prices rose as investors became more upbeat about the fundamental outlook of many state and local governments. Additionally, a steady stream of municipal bond cash flows - coupon payments, maturities and those due to early bond calls by issuers - fueled reinvestment. Meanwhile, investors took solace that the financial distress experienced by Puerto Rico, Detroit and a few California cities in bankruptcy did not expand to the broader market. Lastly, the tax advantages of munis had particular appeal due to the higher federal tax rates for top earners that took effect in 2013, as well as the new 3.8% Medicare tax on unearned, non-municipal investment income.

Comments from Mark Sommer, Lead Portfolio Manager of Fidelity Advisor® Intermediate Municipal Income Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 6.38%, 6.43%, 5.76%, 5.58%, respectively (excluding sales charges). Meanwhile, the Barclays® 1-17 Year Municipal Bond Index returned 6.36%. I kept the fund's interest rate sensitivity in line with the benchmark, and evaluated bonds based on their yields, as well as their potential for price appreciation. The fund's yield-curve positioning was helpful to performance. Compared with its index, the fund had more exposure to bonds with maturities of less than three years and more than 17 years, and had less exposure to bonds between three and 17 years to maturity. We thought the yield differential, or spread, between longer-term and shorter-term securities would narrow, resulting in the outperformance of the fund's "barbelled" curve positioning. That's exactly what occurred, driven in large measure by investors' appetite for more yield. My decision to overweight the health care sector was rewarded, as investors' appetite for yield helped it outperform higher-quality sectors. We also benefited from an overweighting bonds backed by the states of California, Illinois and New Jersey, which outpaced similar bonds from most other states due to strong demand from yield-seeking investors. The fund's holdings in Puerto Rico bonds, which I all but eliminated by period end, detracted from relative results. The securities we owned, which were primarily backed by the commonwealth, lagged Puerto Rico bonds in the index.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Class A	.66%
Actual		$ 1,000.00	$ 1,020.10	$ 3.36
HypotheticalA		$ 1,000.00	$ 1,021.88	$ 3.36
Class T	.62%
Actual		$ 1,000.00	$ 1,020.30	$ 3.16
HypotheticalA		$ 1,000.00	$ 1,022.08	$ 3.16
Class B	1.24%
Actual		$ 1,000.00	$ 1,017.10	$ 6.30
HypotheticalA		$ 1,000.00	$ 1,018.95	$ 6.31
Class C	1.41%
Actual		$ 1,000.00	$ 1,016.20	$ 7.17
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 7.17
Intermediate Municipal Income	.36%
Actual		$ 1,000.00	$ 1,021.60	$ 1.83
HypotheticalA		$ 1,000.00	$ 1,023.39	$ 1.84
Institutional Class	.41%
Actual		$ 1,000.00	$ 1,021.40	$ 2.09
HypotheticalA		$ 1,000.00	$ 1,023.14	$ 2.09

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five States as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Illinois	13.8	14.7
Florida	10.4	8.8
Texas	10.1	9.4
California	9.2	11.0
New York	8.2	7.9
Top Five Sectors as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	37.9	30.7
Health Care	14.9	15.9
Transportation	9.4	10.1
Electric Utilities	8.6	8.7
Special Tax	8.2	9.4
Weighted Average Maturity as of December 31, 2014
		6 months ago
Years	5.0	4.8

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of December 31, 2014
6 months ago
Years	4.7	5.0

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Quality Diversification (% of fund's net assets)
As of December 31, 2014	As of June 30, 2014
AAA 8.6%	AAA 6.8%
AA,A 75.7%	AA,A 72.2%
BBB 8.3%	BBB 8.2%
BB and Below 0.4%	BB and Below 0.9%
Not Rated 1.6%	Not Rated 2.0%
Short-Term Investments and Net Other Assets 5.4%	Short-Term Investments and Net Other Assets 9.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Municipal Bonds - 94.4%
	Principal Amount (000s)	Value (000s)
Alabama - 0.1%
Birmingham Gen. Oblig. Series 2013 A, 0% 3/1/43 (a)	$ 2,800	$ 2,769
Jefferson County Ltd. Oblig. School Warrants Series 2004 A:
5.25% 1/1/15	2,000	2,000
5.5% 1/1/22	2,300	2,336
		7,105
Arizona - 1.8%
Arizona Ctfs. of Prtn. Series 2010 A:
5% 10/1/16 (FSA Insured)	7,000	7,520
5% 10/1/17 (FSA Insured)	10,000	11,071
5% 10/1/18 (FSA Insured)	2,500	2,837
5.25% 10/1/20 (FSA Insured)	6,695	7,690
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2008 D:
5.5% 1/1/38	6,300	6,921
6% 1/1/27	1,400	1,586
Arizona School Facilities Board Ctfs. of Prtn. Series 2008, 5.75% 9/1/22	15,000	17,286
Glendale Indl. Dev. Auth. Hosp. Rev. (John C. Lincoln Health Network Proj.) Series 2007, 5% 12/1/32 (Pre-Refunded to 12/1/17 @ 100)	1,360	1,523
Phoenix Civic Impt. Corp. Excise Tax Rev.:
Series 2011 A, 5% 7/1/20	1,050	1,233
Series 2011 C, 5% 7/1/21	1,000	1,187
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. Series 2009 A, 5% 7/1/18	7,665	8,693
Phoenix Indl. Solid Waste Disp. Rev. Bonds (Republic Svc., Inc. Proj.) Series 2013, 0.4%, tender 2/2/15 (d)(e)	22,700	22,700
Pima County Swr. Sys. Rev.:
Series 2011 B:
5% 7/1/20	2,150	2,523
5% 7/1/25	2,000	2,315
Series 2012 A:
5% 7/1/22	500	603
5% 7/1/23	1,100	1,329
		97,017
California - 9.2%
ABAG Fin. Auth. for Nonprofit Corps. Rev. (Sharp HealthCare Proj.) Series 2009 B, 6.25% 8/1/39	1,700	1,999
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
California - continued
Alameda Corridor Trans. Auth. Rev. Series 2013 A, 5% 10/1/23	$ 2,160	$ 2,615
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev.:
Bonds 1.5%, tender 4/2/18 (d)	6,800	6,855
Series 2009 F1, 5.625% 4/1/44 (Pre-Refunded to 4/1/19 @ 100)	5,200	6,171
California Dept. of Wtr. Resources Series AI:
5% 12/1/25	2,195	2,633
5% 12/1/29	4,865	5,747
California Econ. Recovery Series 2009 A, 5% 7/1/18	4,510	5,143
California Gen. Oblig.:
Series 2007, 5.625% 5/1/20	50	50
5% 3/1/19	1,470	1,672
5% 11/1/22 (XL Cap. Assurance, Inc. Insured)	2,800	3,132
5% 3/1/26	2,200	2,311
5.25% 12/1/33	110	110
5.25% 4/1/34	30	30
5.5% 8/1/29	13,900	15,881
5.5% 4/1/30	5	5
5.5% 8/1/30	10,000	11,395
6% 3/1/33	12,375	15,313
6% 4/1/38	7,500	8,902
6% 11/1/39	35,800	43,287
6.5% 4/1/33	150	183
California Health Facilities Fing. Auth. Rev.:
(Catholic Healthcare West Proj.) Series 2008 L, 5.125% 7/1/22 (Pre-Refunded to 7/1/15 @ 100)	2,000	2,048
(Providence Health and Svcs. Proj.):
Series C, 6.5% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	100	120
6.5% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	5,300	6,375
(St. Joseph Health Sys. Proj.) Series 2013 A, 5% 7/1/25	4,000	4,859
Bonds (Children's Hosp. of Orange County Proj.) Series 2012 A, 1.84%, tender 7/1/17 (d)	4,500	4,568
Series 2011 D, 5% 8/15/35	3,000	3,369
California Pub. Works Board Lease Rev.:
(Univ. Proj.) Series 2011 B, 5.25% 10/1/24	4,345	5,225
(Various Cap. Proj.) Series 2012 G:
5% 11/1/23	1,000	1,187
5% 11/1/24	1,000	1,180
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
California - continued
California Pub. Works Board Lease Rev.: - continued
(Various Cap. Projects) Series 2011 A:
5.25% 10/1/24	$ 4,000	$ 4,810
5.25% 10/1/25	4,000	4,799
(Various Cap. Projs.):
Series 2009 G1, 5.25% 10/1/17	15,275	17,071
Series 2012 A:
5% 4/1/22	2,100	2,518
5% 4/1/23	5,000	5,961
(Various Judicial Council Projects) Series 2011 D:
5% 12/1/20	3,250	3,846
5% 12/1/21	2,500	2,994
Series 2005 K, 5% 11/1/16	7,195	7,475
Series 2009 G1, 5.75% 10/1/30	2,100	2,477
Series 2009 I, 6.125% 11/1/29	1,300	1,594
Series 2010 A, 5.75% 3/1/30	4,100	4,845
California State Univ. Rev. Series 2009 A:
5.75% 11/1/25	5,000	5,888
5.75% 11/1/28	5,000	5,865
Central Valley Fing. Auth. Cogeneration Proj. Rev. (Carson Ice-Gen. Proj.) Series 2009, 5.25% 7/1/20	600	683
Contra Costa Trans. Auth. Sales Tax Rev. Bonds Series 2012 A, 0.474%, tender 12/12/15 (d)	14,800	14,806
Elsinore Valley Muni. Wtr. District Ctfs. of Prtn. Series 2008 A:
5% 7/1/21 (Berkshire Hathaway Assurance Corp. Insured)	1,815	2,040
5% 7/1/22 (Berkshire Hathaway Assurance Corp. Insured)	3,155	3,544
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2013 A, 5% 6/1/29	5,000	5,742
Los Angeles Cmnty. College District:
Series 2008 A, 6% 8/1/33 (Pre-Refunded to 8/1/19 @ 100)	4,000	4,847
Series 2010 C, 5.25% 8/1/39	3,700	4,380
Los Angeles Cmnty. Redev. Agcy. Lease Rev. (Vermont Manchester Social Svcs. Proj.) Series 2005, 5% 9/1/18 (AMBAC Insured)	1,425	1,461
Los Angeles Dept. of Wtr. & Pwr. Rev. Series A2, 5% 7/1/25 (Pre-Refunded to 7/1/15 @ 100)	1,500	1,535
Los Angeles Muni. Impt. Corp. Lease Rev. Series 2012 C, 5% 3/1/19	3,300	3,795
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
California - continued
Los Angeles Unified School District:
Series 2004 J, 5% 1/1/17	$ 10,000	$ 10,880
Series 2006 A, 5% 7/1/18 (Pre-Refunded to 7/1/16 @ 100)	4,085	4,363
Los Angeles Wastewtr. Sys. Rev. Series 2009 A, 5.75% 6/1/34	4,000	4,681
Metropolitan Wtr. District of Southern California Wtr. Rev. Bonds Series 2011 A, 0.19%, tender 5/1/15 (d)	25,000	25,001
Modesto Irrigation District Elec. Rev. Series 2011 A:
5% 7/1/22	1,000	1,182
5% 7/1/23	3,800	4,445
Northern California Pwr. Agcy. Rev. (Hydroelectric #1 Proj.) Series 2010 A:
5% 7/1/19	1,185	1,367
5% 7/1/20	2,000	2,325
5% 7/1/21	1,500	1,740
5% 7/1/22	2,250	2,605
Oakland Gen. Oblig. Series 2009 B, 6% 1/15/34	1,485	1,715
Oakland Unified School District Alameda County:
Series 2009 A, 6.5% 8/1/21	2,250	2,669
Series 2013, 6.25% 8/1/28	1,860	2,248
Oakland-Alameda County Coliseum Auth. (Oakland Coliseum Proj.) Series 2012 A, 5% 2/1/23	5,865	6,822
Port of Oakland Rev. Series 2012 P, 5% 5/1/22 (e)	5,000	5,905
Poway Unified School District Series B:
0% 8/1/36	12,950	5,339
0% 8/1/37	16,850	6,609
0% 8/1/38	4,650	1,734
0% 8/1/40	2,240	738
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (FGIC Insured)	3,115	1,985
Sacramento Cogeneration Auth. Cogeneration Proj. Rev. (Proctor & Gamble Proj.) Series 2009:
5.25% 7/1/20	700	821
5.25% 7/1/21	700	831
Sacramento Pwr. Auth. Cogeneration Proj. Rev. Series 2005, 5% 7/1/19 (AMBAC Insured)	2,195	2,234
San Bernardino Cmnty. College District Series A, 6.5% 8/1/27 (Pre-Refunded to 8/1/18 @ 100)	3,500	4,179
San Bernardino County Ctfs. of Prtn. (Arrowhead Proj.):
Series 2009 A:
5% 8/1/19	8,465	9,537
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
California - continued
San Bernardino County Ctfs. of Prtn. (Arrowhead Proj.): - continued
Series 2009 A:
5.25% 8/1/26	$ 2,200	$ 2,450
5.5% 8/1/20	2,000	2,316
Series 2009 B, 5% 8/1/18	7,355	8,184
San Diego Convention Ctr. Expansion Series 2012 A, 5% 4/15/23	8,900	10,475
San Diego Pub. Facilities Fing. Auth. Swr. Rev. Series 2009 A:
5% 5/15/21	3,240	3,799
5% 5/15/22	2,000	2,338
San Diego Unified School District:
Series 2008 C:
0% 7/1/34	2,600	1,202
0% 7/1/39	7,200	2,615
0% 7/1/46	20,405	5,199
0% 7/1/47	13,000	3,161
Series 2008 E, 0% 7/1/49	4,500	996
San Jacinto Unified School District Series 2007, 5.25% 8/1/32 (Pre-Refunded to 8/1/17 @ 100)	4,300	4,800
San Marcos Unified School District Series 2010 B:
0% 8/1/35	3,675	1,588
0% 8/1/37	2,000	784
Santa Clara County Fing. Auth. Rev. (El Camino Hosp. Proj.) Series 2007 C, 5.75% 2/1/41 (AMBAC Insured)	5,000	5,482
Santa Monica-Malibu Unified School District Series 1999, 0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,900	1,709
Sonoma County Jr. College District Rev. Series 2002, 5% 8/1/28 (FSA Insured)	385	395
Sweetwater Union High School District Series 2008 A, 5.625% 8/1/47 (FSA Insured)	10,600	11,709
Union Elementary School District Series A, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,310	1,163
Univ. of California Revs.:
Series 2007 K:
5% 5/15/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,145	6,314
5% 5/15/16 (Pre-Refunded to 5/15/15 @ 101)	735	755
Series 2009 O, 5.25% 5/15/39	1,900	2,152
Ventura County Cmnty. College District Series C, 5.5% 8/1/33	4,400	5,042
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
California - continued
Washington Township Health Care District Gen. Oblig. Series 2013 A, 5.5% 8/1/40	$ 3,500	$ 4,124
West Contra Costa Unified School District Series 2012, 5% 8/1/26	7,895	9,374
		485,422
Colorado - 0.5%
Colorado Ctfs. of Prtn. (UCDHSC Fitzsimons Academic Proj.) Series 2005 B:
5% 11/1/17 (Pre-Refunded to 11/1/15 @ 100)	1,000	1,040
5.25% 11/1/24 (Pre-Refunded to 11/1/15 @ 100)	1,400	1,458
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.) 0% 7/15/22 (Escrowed to Maturity)	11,100	9,366
Colorado Health Facilities Auth. Rev.:
(Longmont Hosp. Proj.) Series 2006 B, 5.25% 12/1/16 (Radian Asset Assurance, Inc. Insured)	1,990	2,090
Bonds (Catholic Health Initiatives Proj.) Series 2008 C4, 4%, tender 11/12/15 (d)	5,800	5,985
Denver Health & Hosp. Auth. Healthcare Rev. Series 2007 A, 5% 12/1/15	2,310	2,395
E-470 Pub. Hwy. Auth. Rev.:
Series 1997 B, 0% 9/1/15 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,330	1,322
Series 2010 A:
0% 9/1/35	2,000	846
0% 9/1/37	3,000	1,144
0% 9/1/38	3,760	1,365
		27,011
Connecticut - 1.8%
Connecticut Dev. Auth. Poll. Cont. Rev. Bonds Series 2011 A, 1.55%, tender 4/1/15 (d)(e)	4,700	4,713
Connecticut Gen. Oblig.:
(Econ. Recovery Proj.) Series 2009 A, 5% 1/1/16	15,940	16,697
Series 2012 C, 5% 6/1/16	12,230	13,013
Series 2012 E, 5% 9/15/23	3,000	3,627
Series 2013 A:
0.18% 3/1/15 (d)	3,200	3,201
0.27% 3/1/16 (d)	1,400	1,403
0.38% 3/1/17 (d)	1,600	1,602
Series 2014 C, 5% 12/15/16	20,600	22,376
Series 2014 D, 2% 6/15/16	4,400	4,500
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Connecticut - continued
Connecticut Gen. Oblig.: - continued
Series 2014 E, 4% 9/1/16	$ 15,000	$ 15,868
Connecticut Health & Edl. Facilities Auth. Rev. (Yale-New Haven Hosp. Proj.) Series J1, 5% 7/1/31 (Pre-Refunded to 7/1/16 @ 100)	5,000	5,339
		92,339
Delaware, New Jersey - 0.2%
Delaware River & Bay Auth. Rev. Series 2014 C:
5% 1/1/22	3,000	3,552
5% 1/1/24	1,270	1,531
5% 1/1/25	2,750	3,293
		8,376
District Of Columbia - 0.3%
District of Columbia Rev. Series A, 5% 6/1/40	6,700	7,218
District of Columbia Wtr. & Swr. Auth. Pub. Util. Rev. Series 2007 A, 5.5% 10/1/41 (Pre-Refunded to 10/1/17 @ 100)	7,900	8,924
		16,142
Florida - 10.4%
Brevard County School Board Ctfs. of Prtn. Series 2014:
5% 7/1/27	3,300	3,907
5% 7/1/30	7,455	8,691
Broward County Arpt. Sys. Rev. Series 2012 Q1, 5% 10/1/23	3,100	3,692
Broward County School Board Ctfs. of Prtn.:
Series 2007 A, 5% 7/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,180	2,321
Series 2012 A:
5% 7/1/21	5,380	6,368
5% 7/1/22	5,000	5,961
5% 7/1/25	5,635	6,521
5% 7/1/26	24,585	28,179
Citizens Property Ins. Corp.:
Series 2010 A1, 5% 6/1/16 (FSA Insured)	6,000	6,369
Series 2011 A1, 5% 6/1/18	2,000	2,251
Clay County School Board Ctfs. of Prtn. Series 2005 B, 5% 7/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,385	1,415
Clearwater Wtr. and Swr. Rev. Series 2011:
5% 12/1/21	1,300	1,551
5% 12/1/23	2,245	2,639
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Florida - continued
Clearwater Wtr. and Swr. Rev. Series 2011: - continued
5% 12/1/24	$ 2,365	$ 2,765
Escambia County Solid Waste Disp. Rev. Bonds (Gulf Pwr. Co. Proj.) Series 2009, 1.35%, tender 6/2/15 (d)	2,100	2,108
Flagler County School Board Ctfs. Series 2005 A, 5% 8/1/16 (Pre-Refunded to 8/1/15 @ 100)	2,105	2,163
Florida Board of Ed. Pub. Ed. Cap. Outlay:
Series 2006 C, 5% 6/1/29	3,400	3,730
Series 2009 A, 5% 6/1/16	2,000	2,129
Series 2009 C, 5% 6/1/16	3,900	4,152
Series 2009 D, 5% 6/1/21	2,780	3,245
Series 2011 A, 5% 6/1/16	6,100	6,494
Series 2011 C:
5% 6/1/20	12,380	14,599
5% 6/1/22	10,000	11,967
Series 2011 E, 5% 6/1/24	5,000	5,900
Series 2012 C, 5% 6/1/16	5,600	5,962
Series A, 5.5% 6/1/38	1,800	2,043
Florida Correctional Privatization Communications Ctfs. of Prtn. Series 2004 A, 5% 8/1/15 (AMBAC Insured)	2,690	2,699
Florida Dept. of Trans. Rev. Series 2005 A, 5% 7/1/16	3,465	3,544
Florida Dev. Fin. Corp. Healthcare Facility Rev. 6% 2/1/33	4,900	5,563
Florida Gen. Oblig. (Dept. of Trans. Right-of-Way and Bridge Construction Proj.) Series 2008 A, 5.375% 7/1/28	3,375	3,758
Florida Muni. Pwr. Agcy. Rev.:
(St. Lucie Proj.) Series 2012 A, 5% 10/1/26	12,300	14,207
(Stanton II Proj.) Series 2012 A, 5% 10/1/22	2,830	3,353
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt, Inc. Prog.):
Series 2005 I:
5% 11/15/17	2,600	2,881
5% 11/15/18	2,000	2,266
Series 2008 B, 6% 11/15/37	12,000	14,108
Series B:
5% 11/15/17 (Pre-Refunded to 11/15/15 @ 100)	150	156
5% 11/15/17 (Pre-Refunded to 11/16/15 @ 100)	1,050	1,094
Hillsborough County Indl. Dev. Auth. Indl. Dev. Rev. (Health Facilities/Univ. Cmnty. Hosp. Proj.) Series 2008 B, 8% 8/15/32 (Pre-Refunded to 8/15/19 @ 101)	3,600	4,687
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Florida - continued
Indian River County School Board Ctfs. of Prtn. Series 2014:
5% 7/1/24	$ 2,670	$ 3,181
5% 7/1/25	2,000	2,397
Indian River County Wtr. & Swr. Rev.:
5% 9/1/21	1,855	2,138
5% 9/1/22	2,270	2,615
Jacksonville Sales Tax Rev. Series 2012:
5% 10/1/22	4,000	4,850
5% 10/1/23	5,320	6,357
Jacksonville Trans. Rev. Series 2012 A, 5% 10/1/23	2,000	2,390
JEA Wtr. & Swr. Sys. Rev. Series 2010 C, 5% 10/1/20	1,785	2,042
Lake County School Board Ctfs. of Prtn.:
Series 2006 B, 5% 6/1/20 (AMBAC Insured)	2,000	2,109
Series 2014 A:
5% 6/1/25 (FSA Insured)	1,000	1,187
5% 6/1/26 (FSA Insured)	1,800	2,117
5% 6/1/28 (FSA Insured)	500	582
Marion County School Board Ctfs. of Prtn. Series 2005 B:
5.25% 6/1/23 (Pre-Refunded to 6/1/15 @ 100)	3,330	3,398
5.25% 6/1/24 (Pre-Refunded to 6/1/15 @ 100)	3,750	3,827
Miami Beach Health Facilities Auth. Hosp. Rev. (Mount Sinai Med. Ctr. of Florida Proj.) Series 2012:
5% 11/15/21	1,000	1,173
5% 11/15/22	500	589
Miami-Dade County Aviation Rev.:
Series 2010 A, 5.375% 10/1/41	4,700	5,237
Series 2010 B, 5% 10/1/35 (FSA Insured)	10,225	11,318
Series 2012 A:
5% 10/1/22 (e)	3,000	3,524
5% 10/1/24 (e)	10,000	11,649
5% 10/1/24	2,165	2,560
Series 2014 A:
5% 10/1/27 (e)	1,325	1,540
5% 10/1/29 (e)	2,805	3,227
Miami-Dade County Cap. Asset Acquisition Series 2012 A, 5% 10/1/25	2,250	2,652
Miami-Dade County Edl. Facilities Rev. (Univ. of Miami Proj.) Series 2008 A, 5.75% 4/1/28	3,200	3,380
Miami-Dade County Expressway Auth.:
Series 2010 A, 5% 7/1/40	8,200	8,856
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Florida - continued
Miami-Dade County Expressway Auth.: - continued
Series 2014 A, 5% 7/1/44	$ 1,800	$ 2,013
Miami-Dade County Pub. Facilities Rev. (Jackson Health Sys. Proj.) Series 2005 B, 5% 6/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,195	8,018
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2008 A, 5% 8/1/15 (AMBAC Insured)	5,990	6,150
Series 2014 D:
5% 11/1/24	11,680	14,050
5% 11/1/25	12,235	14,555
5% 11/1/26	7,950	9,405
Miami-Dade County Transit Sales Surtax Rev. Series 2012:
5% 7/1/21	1,250	1,479
5% 7/1/42	1,675	1,860
Miami-Dade County Wtr. & Swr. Rev. Series 2008 A, 5.25% 10/1/18 (FSA Insured)	8,000	9,212
North Brevard County Hosp. District Rev.:
5.75% 10/1/38	2,210	2,422
5.75% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	5,425	6,355
5.75% 10/1/43	535	582
5.75% 10/1/43 (Pre-Refunded to 10/1/18 @ 100)	1,315	1,540
Orange County Health Facilities Auth.:
(Orlando Health, Inc.) Series 2009, 5.25% 10/1/20	4,520	5,216
Series 2012 A, 5% 10/1/42	12,650	13,685
Series 2012 B, 5% 10/1/42	5,200	5,625
Orange County Health Facilities Auth. Rev. (Orlando Reg'l. Health Care Sys. Proj.) Series 1996 A, 6.25% 10/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000	5,767
Orange County School Board Ctfs. of Prtn.:
Series 2012 B, 5% 8/1/26	4,000	4,662
Series 2015 C, 5% 8/1/29 (c)	7,000	8,316
Orlando & Orange County Expressway Auth. Rev. Series 2012, 5% 7/1/20	2,000	2,333
Orlando Utils. Commission Util. Sys. Rev.:
Series 2011 B:
5% 10/1/19	1,500	1,749
5% 10/1/20	3,500	4,127
Series 2012 A:
5% 10/1/23	1,700	2,085
5% 10/1/25	900	1,129
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Florida - continued
Palm Beach County School Board Ctfs. of Prtn.:
Series 2014 B, 5% 8/1/25	$ 3,200	$ 3,939
Series 2015 B:
5% 8/1/25 (c)	1,625	1,975
5% 8/1/27 (c)	8,285	9,926
5% 8/1/28 (c)	5,485	6,544
5% 8/1/26 (c)	10,460	12,574
Palm Beach County Solid Waste Auth. Rev.:
Series 2009, 5.25% 10/1/18 (Berkshire Hathaway Assurance Corp. Insured)	15,000	17,272
Series 2011, 5% 10/1/24	8,600	10,171
Putnam County Dev. Auth. Poll. Cont. Rev. Bonds (Seminole Elec. Coop., Inc. Proj.) Series 2007 B, 5.35%, tender 5/1/18 (d)	5,200	5,849
Saint Lucie County School Board Ctfs. of Prtn.:
Series 2005, 5% 7/1/17 (Pre-Refunded to 7/1/15 @ 100)	1,410	1,443
Series 2013 A:
5% 7/1/25	2,000	2,327
5% 7/1/27	4,255	4,913
South Lake County Hosp. District (South Lake Hosp., Inc.) Series 2009 A, 6.25% 4/1/39	2,700	3,046
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Health South Florida Obligated Group Proj.) Series 2007, 5% 8/15/15	5,000	5,147
Tampa Health Sys. Rev. Series 2010, 5% 11/15/19	1,500	1,737
Tampa Solid Waste Sys. Rev. Series 2010:
5% 10/1/17 (FSA Insured) (e)	5,965	6,555
5% 10/1/18 (FSA Insured) (e)	10,515	11,798
5% 10/1/19 (FSA Insured) (e)	5,965	6,784
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/28	1,900	2,155
		546,823
Georgia - 3.0%
Colquitt County Dev. Auth. Rev. Series C, 0% 12/1/21 (Escrowed to Maturity)	7,015	6,195
DeKalb County Hosp. Auth. Rev. (DeKalb Med. Ctr., Inc. Proj.) Series 2010:
6% 9/1/30	5,800	6,490
6.125% 9/1/40	7,190	7,906
DeKalb County Wtr. & Swr. Rev. Series 2011 A, 5.25% 10/1/25	1,480	1,759
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Georgia - continued
Fulton County Facilities Corp. Ctfs. of Prtn. (Gen. Purp. Proj.) Series 2009:
5% 11/1/15	$ 3,000	$ 3,101
5% 11/1/18	6,000	6,829
5% 11/1/19	3,000	3,447
Georgia Gen. Oblig. Series 2014 D, 5% 7/1/16	30,630	32,720
Georgia Muni. Elec. Auth. Pwr. Rev.:
(Proj. One):
Series 2008 A:
5.25% 1/1/18	7,500	8,410
5.25% 1/1/20	1,625	1,901
Series 2008 D, 5.75% 1/1/19	11,500	13,367
Series 2009 B, 5% 1/1/16	2,500	2,614
Series 2005 V:
6.6% 1/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	955	1,018
6.6% 1/1/18 (Pre-Refunded to 1/1/18 @ 100) (Escrowed to Maturity)	15	15
Series 2011 A, 5% 1/1/21	9,000	10,594
Series GG:
5% 1/1/22	3,000	3,580
5% 1/1/24	3,625	4,269
5% 1/1/25	1,250	1,461
5% 1/1/26	5,000	5,817
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.):
Series 2014 U, 5% 10/1/24	1,400	1,691
Series Q, 5% 10/1/22	2,000	2,340
Series S:
5% 10/1/22	1,275	1,492
5% 10/1/24	2,425	2,840
Metropolitan Atlanta Rapid Transit Auth. Sales Tax Rev. Third Series 2009 A, 5.25% 7/1/36	11,600	13,377
Richmond County Hosp. Auth. (Univ. Health Svcs., Inc. Proj.) Series 2009, 5.5% 1/1/36	11,000	12,240
		155,473
Hawaii - 0.2%
Hawaii Arpts. Sys. Rev. Series 2010 B, 5% 7/1/15 (e)	4,995	5,113
Hawaii Gen. Oblig. Series DR, 5% 6/1/18	3,655	4,135
		9,248
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Idaho - 0.2%
Idaho Health Facilities Auth. Rev.:
(St. Luke's Health Sys. Proj.) Series 2008 A:
6.5% 11/1/28	$ 2,700	$ 3,154
6.75% 11/1/37	2,600	3,027
(Trinity Health Group Proj.) 2008 B, 6.25% 12/1/33	1,600	1,861
		8,042
Illinois - 13.8%
Chicago Board of Ed.:
Series 1997 A, 0% 12/1/15 (AMBAC Insured)	1,150	1,144
Series 1999 A:
0% 12/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000	980
5.25% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,500	1,659
Series 2009 D:
5% 12/1/19 (Assured Guaranty Corp. Insured)	2,635	2,898
5% 12/1/20 (Assured Guaranty Corp. Insured)	5,960	6,539
5% 12/1/21 (Assured Guaranty Corp. Insured)	5,200	5,695
Series 2010 F, 5% 12/1/31	20,000	20,743
Series 2011 A, 5.5% 12/1/39	5,900	6,330
Series 2012 A, 5% 12/1/42	14,300	14,732
Chicago Gen. Oblig.:
(Cap. Impt. Proj.) Series 1999:
0% 1/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,600	2,122
0% 1/1/39 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	11,370	3,397
(City Colleges Proj.) Series 1999:
0% 1/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,350	4,321
0% 1/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	17,310	15,210
Series 2004 A, 5.25% 1/1/29 (FSA Insured)	190	191
Series 2006 A, 5% 1/1/23 (FSA Insured)	10,975	11,327
Series 2008 C, 5% 1/1/34	1,300	1,332
Series 2009 A:
5% 1/1/22	2,930	3,168
5% 1/1/27 (FSA Insured)	3,900	4,195
Series 2012 A:
5% 1/1/33	5,000	5,215
5% 1/1/34	2,090	2,174
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Illinois - continued
Chicago Gen. Oblig.: - continued
Series 2012 C:
5% 1/1/23	$ 1,000	$ 1,077
5% 1/1/25	1,000	1,069
5.25% 1/1/29	12,100	13,156
5.25% 1/1/30	17,000	18,417
Chicago Midway Arpt. Rev. Series 2014 B:
5% 1/1/19	350	399
5% 1/1/22	1,000	1,176
5% 1/1/24	3,330	3,981
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2005 A, 5.25% 1/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000	1,047
Series 2010 D:
5.25% 1/1/18 (e)	750	838
5.25% 1/1/19 (e)	5,125	5,855
Series 2011 B, 5% 1/1/20	4,430	5,142
Series 2011 C, 6.5% 1/1/41	14,475	17,702
Series 2012 A, 5% 1/1/22	1,750	2,077
Series 2012 B, 5% 1/1/22 (e)	7,000	8,101
Chicago Park District Gen. Oblig.:
Series 2010 C:
5% 1/1/22	3,155	3,597
5% 1/1/23	3,400	3,852
5% 1/1/24	2,000	2,249
5.25% 1/1/37	3,385	3,714
5.25% 1/1/40	1,575	1,716
Series 2014 D, 4% 1/1/19	2,000	2,185
Chicago Sales Tax Rev. Series 1998, 5.5% 1/1/16 (FGIC Insured) (FSA Insured)	2,400	2,513
Chicago Transit Auth. Cap. Grant Receipts Rev.:
(Fed. Transit Administration Section 5307 Proj.) Series 2008 A, 5.25% 6/1/23 (Assured Guaranty Corp. Insured)	1,700	1,860
5% 6/1/19 (AMBAC Insured)	3,705	3,965
5% 6/1/19 (Pre-Refunded to 12/1/16 @ 100)	745	808
Chicago Wastewtr. Transmission Rev. Series 2012, 5% 1/1/23	1,300	1,512
Chicago Wtr. Rev. Series 2008, 5.25% 11/1/33	5,200	5,694
Cook County Forest Preservation District:
Series 2012 B:
5% 12/15/23	1,000	1,149
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Illinois - continued
Cook County Forest Preservation District: - continued
Series 2012 B:
5% 12/15/24	$ 1,000	$ 1,164
Series 2012 C, 5% 12/15/25	2,120	2,459
Cook County Gen. Oblig.:
Series 2010 A, 5.25% 11/15/24	17,925	20,690
Series 2010 G, 5% 11/15/25	2,940	3,345
Series 2011 A, 5.25% 11/15/24	1,500	1,717
Series 2012 C:
5% 11/15/22	2,000	2,331
5% 11/15/23	4,980	5,767
5% 11/15/24	18,655	21,617
5% 11/15/25	520	599
Cook County Thorton Township High School District #205 Series 2008, 5.5% 12/1/19 (Assured Guaranty Corp. Insured)	1,660	1,929
DuPage County Forest Preserve District Rev. Series 2000, 0% 11/1/17	2,700	2,592
Grundy, Kendall & Will County Cmnty. High School District #111 Gen. Oblig. Series 2006 A, 5.25% 5/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,255	3,447
Illinois Dedicated Tax Rev. Series B, 0% 12/15/18 (AMBAC Insured)	1,800	1,583
Illinois Dev. Fin. Auth. Retirement Hsg. Regency Park Rev. 0% 7/15/23 (Escrowed to Maturity)	28,900	23,901
Illinois Fin. Auth. Gas Supply Rev. Bonds (Peoples Gas Lt. and Coke Co. Proj.) Series 2005 A, 4.3%, tender 6/1/16 (AMBAC Insured) (d)	1,400	1,470
Illinois Fin. Auth. Rev.:
(Advocate Health Care Proj.) Series 2008 D, 6.5% 11/1/38 (Pre-Refunded to 11/1/18 @ 100)	2,615	3,146
(Central DuPage Health Proj.) Series 2009 B, 5.375% 11/1/39	5,200	5,819
(DePaul Univ. Proj.) Series 2005 A, 5% 10/1/18 (XL Cap. Assurance, Inc. Insured) (Pre-Refunded to 10/1/18 @ 100)	2,815	2,904
(Northwest Cmnty. Hosp. Proj.) Series 2008 A, 5.5% 7/1/38	6,840	7,555
(Palos Cmnty. Hosp. Proj.) Series 2010 C:
5% 5/15/18	8,415	9,432
5% 5/15/19	3,940	4,495
(Provena Health Proj.) Series 2010 A:
6% 5/1/20	2,060	2,471
6.25% 5/1/21	6,395	7,706
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Illinois - continued
Illinois Fin. Auth. Rev.: - continued
(Sherman Health Systems Proj.) Series 2007 A, 5.5% 8/1/37 (Pre-Refunded to 8/1/17 @ 100)	$ 14,655	$ 16,419
(Silver Cross Hosp. and Med. Ctr. Proj.) Series 2008 A, 5.5% 8/15/30	1,485	1,632
(The Univ. of Chicago Med. Ctr. Proj.) Series 2009 B, 5% 8/15/23	4,700	5,412
Series 2008 A, 5.625% 1/1/37	21,070	22,802
Series 2009 A, 7.25% 11/1/38	5,865	6,942
Series 2009:
6.875% 8/15/38	325	380
7% 8/15/44	12,915	15,129
Series 2010 A:
5.5% 8/15/24	2,110	2,397
5.75% 8/15/29	1,440	1,623
Series 2010, 5.25% 8/15/36	675	724
Series 2012 A, 5% 5/15/23	1,480	1,711
Series 2012:
5% 9/1/32	8,100	8,646
5% 9/1/38	10,910	11,476
5% 11/15/43	3,265	3,543
Series 2013:
5% 11/15/26	2,675	3,073
5% 11/15/29	805	911
5% 5/15/43	7,800	8,231
Illinois Gen. Oblig.:
Series 2002, 5.5% 8/1/15 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,200	2,262
Series 2006:
5% 1/1/18	9,600	10,504
5% 1/1/19	3,200	3,544
Series 2007 B, 5% 1/1/15	1,150	1,150
Series 2010, 5% 1/1/21 (FSA Insured)	12,000	13,339
Series 2012 A, 5% 1/1/33	3,600	3,836
Series 2012:
5% 8/1/19	4,475	4,992
5% 3/1/20	3,280	3,682
5% 3/1/21	2,750	3,088
5% 8/1/21	1,600	1,801
5% 3/1/22	5,000	5,602
5% 8/1/22	6,600	7,407
5% 8/1/23	3,400	3,831
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Illinois - continued
Illinois Gen. Oblig.: - continued
Series 2013, 5.5% 7/1/38	$ 4,000	$ 4,449
Series 2014, 5.25% 2/1/31	8,000	8,935
Illinois Sales Tax Rev.:
Series 2010:
5% 6/15/15	1,200	1,226
5% 6/15/16	10,000	10,644
Series 2013, 5% 6/15/25	13,360	15,832
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2006 A1, 5% 1/1/26 (Pre-Refunded to 7/1/16 @ 100)	2,300	2,456
Series 2006 A2, 5% 1/1/31 (Pre-Refunded to 7/1/16 @ 100)	34,640	36,988
Joliet School District #86 Gen. Oblig. Series 2002, 0% 11/1/21 (FSA Insured)	6,870	5,551
Kane & DeKalb Counties Cmnty. Unit School District #302 Series 2008, 5.5% 2/1/27 (FSA Insured)	2,000	2,097
Kane, McHenry, Cook & DeKalb Counties Unit School District #300:
0% 12/1/18 (AMBAC Insured)	3,960	3,688
0% 12/1/18 (Escrowed to Maturity)	595	567
Lake County Cmnty. Consolidated School District #73 Gen. Oblig.:
0% 12/1/15 (Escrowed to Maturity)	860	858
0% 12/1/15 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,265	2,250
Lake County Cmnty. High School District #117, Antioch Series 2000 B, 0% 12/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,300	4,359
Lake County Cmnty. Unit School District #60 Waukegan Series 1996 C, 0% 12/1/15 (FSA Insured)	3,810	3,765
McHenry & Kane Counties Cmnty. Consolidated School District #158 Series 2004, 0% 1/1/24 (FSA Insured)	8,040	5,876
McHenry County Conservation District Gen. Oblig. Series 2014:
5% 2/1/24	2,300	2,776
5% 2/1/27	6,000	7,327
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 1992 A, 0% 6/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,415	1,235
Series 1996 A, 0% 6/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,700	2,837
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Illinois - continued
Metropolitan Pier & Exposition: - continued
(McCormick Place Expansion Proj.):
Series 2002 A, 0% 12/15/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	$ 10,340	$ 5,305
Series 2010 B1:
0% 6/15/43 (FSA Insured)	15,825	4,141
0% 6/15/44 (FSA Insured)	37,400	9,308
0% 6/15/46 (FSA Insured)	4,730	1,065
0% 6/15/47 (FSA Insured)	3,755	803
Series 2012 B, 0% 12/15/51	48,500	8,229
Series 2002 A, 0% 12/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,235	3,160
0% 6/15/16 (Escrowed to Maturity)	1,050	1,043
0% 6/15/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,500	2,460
0% 6/15/17 (Escrowed to Maturity)	1,175	1,152
0% 6/15/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,065	1,992
Univ. of Illinois Board of Trustees Ctfs. of Prtn. Series 2009 A:
5% 10/1/17	1,000	1,107
5% 10/1/19	1,475	1,630
Univ. of Illinois Rev.:
(Auxiliary Facilities Sys. Proj.) Series 2009 A, 5.75% 4/1/38	2,670	3,071
Series 2013:
6% 10/1/42	3,900	4,606
6.25% 10/1/38	3,900	4,554
Will County Cmnty. Unit School District #365-U:
0% 11/1/16 (Escrowed to Maturity)	995	986
0% 11/1/16 (FSA Insured)	3,005	2,949
0% 11/1/17 (FSA Insured)	1,300	1,250
		724,978
Indiana - 3.4%
Clark-Pleasant 2004 School Bldg. Corp. Series 2005, 5.25% 7/15/21 (Pre-Refunded to 7/15/15 @ 100)	1,405	1,442
Crown Point Multi-School Bldg. Corp. (Crown Point Cmnty. School Corp. Proj.) Series 2000, 0% 1/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,850	6,614
Delaware County Ind. Hosp. Auth. Series 2006, 5.125% 8/1/29 (Pre-Refunded to 8/1/16 @ 100)	2,000	2,145
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Indiana - continued
Franklin Township Independent School Bldg. Corp., Marion County Series 2005, 5% 7/15/15 (Escrowed to Maturity)	$ 1,700	$ 1,721
Hamilton Heights School Bldg. Corp. Series 2006:
5.25% 7/15/15 (FSA Insured)	1,010	1,037
5.25% 7/15/16 (FSA Insured)	2,095	2,248
Hobart Bldg. Corp. Series 2006, 6.5% 1/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	11,380	14,137
Indiana Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2001, 4.7%, tender 10/1/15 (d)(e)	1,650	1,702
Indiana Fin. Auth. Econ. Dev. Rev. Bonds (Republic Svcs., Inc. Proj.) Series A, 0.4%, tender 3/2/15 (d)(e)	6,800	6,801
Indiana Fin. Auth. Health Sys. Rev. (Sisters of Saint Francis Health Svcs., Inc. Obligated Group Proj.) Series 2008 C, 5.375% 11/1/32	4,200	4,705
Indiana Fin. Auth. Hosp. Rev. Series 2013, 5% 8/15/25	3,110	3,622
Indiana Fin. Auth. Rev.:
(l-69 Section 5 Proj.) Series 2014:
5.25% 9/1/25 (e)	1,160	1,351
5.25% 9/1/27 (e)	700	798
(State Revolving Fund Prog.) Series 2010 A, 4% 2/1/16	1,460	1,517
(Trinity Health Cr. Group Proj.) Series 2009 A:
5% 12/1/16	2,220	2,401
5% 12/1/17	855	952
Series 2012:
5% 3/1/22	1,000	1,151
5% 3/1/23	1,000	1,144
5% 3/1/30	1,050	1,158
5% 3/1/41	5,310	5,726
Indiana Health & Edl. Facilities Fing. Auth. Rev. Bonds (Ascension Health Sr. Cr. Group Proj.) Series 2006 B1, 4.1%, tender 11/3/16 (d)	7,800	8,315
Indiana Health Facility Fing. Auth. Rev. Bonds:
(Ascension Health Cr. Group Proj.) Series 2001 A2, 1.6%, tender 2/1/17 (d)	5,900	5,994
Series 2001 A1, 0.3%, tender 11/15/36	40,465	40,461
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev.:
Series 2012 A:
5% 1/1/24	1,000	1,172
5% 1/1/25	1,000	1,165
5% 1/1/26	2,745	3,180
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Indiana - continued
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev.: - continued
Series A, 5% 1/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	$ 1,150	$ 1,150
Indiana State Fin. Auth. Wastewtr. Util. Rev.:
(CWA Auth. Proj.) Series 2012 A, 5% 10/1/25	2,165	2,559
Series 2011 A, 5.25% 10/1/24	4,025	4,762
Indiana Trans. Fin. Auth. Hwy. Rev. Series 1993 A:
0% 6/1/17 (AMBAC Insured)	3,000	2,896
0% 12/1/17 (AMBAC Insured)	1,470	1,407
0% 6/1/18 (AMBAC Insured)	1,740	1,646
Indianapolis Thermal Energy Sys. Series 2010 B:
5% 10/1/20	8,310	9,654
5% 10/1/21	5,500	6,459
Lake Central Multi-District School Bldg. Corp. Series 2012 B:
4% 1/15/22	1,455	1,620
5% 7/15/22	1,000	1,197
5% 7/15/23	2,700	3,221
5% 7/15/24	4,185	4,958
5% 7/15/25	4,330	5,099
Portage Township Multi-School Bldg. Corp. Series 2005:
5.25% 7/15/19 (Pre-Refunded to 7/15/15 @ 100)	1,530	1,571
5.25% 7/15/27 (Pre-Refunded to 7/15/15 @ 100)	1,310	1,345
Wawasee Cmnty. School Corp. New Elementary and Remodeling Bldg. Corp. Series 2005, 5% 7/15/15 (FSA Insured)	1,455	1,492
Wayne Township Marion County School Bldg. Corp. Series 2007, 5.5% 7/15/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,295	2,489
		176,184
Iowa - 0.1%
Iowa Fin. Auth. Health Facilities Rev. Series 2005 A, 5% 2/15/17 (Assured Guaranty Corp. Insured)	1,685	1,829
Waukee Cmnty. School District Series 2014 C, 4% 6/1/16	3,140	3,298
		5,127
Kansas - 0.4%
Kansas Dev. Fin. Agcy. (Adventist Health Sys./Sunbelt Obligated Group Proj.) Series 2009 D, 5% 11/15/19	285	329
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Kansas - continued
Kansas Dev. Fin. Auth. Health Facilities Rev.:
(Hayes Med. Ctr., Inc. Proj.) Series 2010 Q, 5% 5/15/20	$ 1,110	$ 1,241
(KU Health Sys. Proj.) Series 2011 H, 5% 3/1/25	1,000	1,135
Overland Park Sales Tax Spl. Oblig. Rev. Series 2012, 4.375% 12/15/23	3,600	3,648
Topeka Combined Util. Impt. Rev. Series 2005 A, 6% 8/1/23 (Pre-Refunded to 8/1/15 @ 101)	1,430	1,492
Wichita Hosp. Facilities Rev. (Via Christi Health Sys., Inc. Proj.) Series 2009 III A, 5% 11/15/17 (Escrowed to Maturity)	5,000	5,598
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev.:
Series 2012 A:
5% 9/1/23	1,025	1,194
5% 9/1/24	4,415	5,113
Series 2012 B, 5% 9/1/24	1,500	1,738
		21,488
Kentucky - 1.2%
Jefferson County School District Fin. Corp. School Bldg. Rev. Series 2009 A, 5.25% 1/1/15 (FSA Insured)	1,290	1,290
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. (St. Elizabeth Med. Ctr., Inc. Proj.) Series 2009 A, 5.5% 5/1/39	3,000	3,410
Kentucky State Property & Buildings Commission Rev.:
(#106 Proj.) Series 2013 A, 5% 10/1/27	3,865	4,569
(#90 Proj.) 5.75% 11/1/23	12,000	13,905
Louisville & Jefferson County Series 2013 A:
5.5% 10/1/33	2,500	2,904
5.75% 10/1/38	6,430	7,516
Louisville & Jefferson County Metropolitan Govt. Health Facilities Rev. (Jewish Hosp. & St. Mary's HealthCare Proj.) Series 2008, 6.125% 2/1/37 (Pre-Refunded to 2/1/18 @ 100)	23,325	27,014
Louisville/Jefferson County Metropolitan Govt. Poll. Cont. Rev. Bonds (Louisville Gas and Elec. Co. Proj.) Series 2007 B, 1.15%, tender 6/1/17 (d)	3,050	3,038
		63,646
Louisiana - 1.2%
Louisiana Gas & Fuel Tax Rev. Bonds Series 2013 B, 0.579%, tender 5/1/17 (d)	30,000	30,187
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Louisiana - continued
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2009, 6.75% 7/1/39	$ 1,700	$ 2,002
Louisiana Pub. Facilities Auth. Rev.:
5% 7/1/15	1,705	1,744
5% 7/1/15 (Escrowed to Maturity)	1,035	1,059
Louisiana Stadium and Exposition District Series 2013 A, 5% 7/1/24	2,125	2,540
New Orleans Gen. Oblig.:
Series 2005, 5.25% 12/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,740	1,807
Series 2012, 5% 12/1/20	3,200	3,652
Tobacco Settlement Fing. Corp. Series 2013 A, 5% 5/15/26	19,400	20,836
		63,827
Maine - 0.3%
Maine Health & Higher Ed. Facilities Auth. Rev. Series 2008 D, 5.75% 7/1/38	4,200	4,629
Maine Tpk. Auth. Tpk. Rev.:
Series 2007, 5.25% 7/1/32 (AMBAC Insured)	2,080	2,254
Series 2009, 6% 7/1/38	1,800	2,095
Series 2014, 5% 7/1/16	4,340	4,633
		13,611
Maryland - 1.6%
Maryland Econ. Dev. Corp. Poll. Cont. Rev. (Potomac Elec. Proj.) Series 2006, 6.2% 9/1/22	4,000	4,729
Maryland Gen. Oblig. Series 2012 B, 5% 8/1/16	8,300	8,895
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Doctors Cmnty. Hosp. Proj.) Series 2010, 5.75% 7/1/38	7,755	8,307
(Univ. of Maryland Med. Sys. Proj.):
Series 2008 F:
5% 7/1/17	1,190	1,307
5% 7/1/18	2,500	2,812
Series 2010, 5.125% 7/1/39	3,600	3,883
(Upper Chesapeake Hosp. Proj.) Series 2008 C, 5.5% 1/1/18	1,095	1,122
Bonds:
Series 2012 C, 0.934%, tender 11/15/17 (d)	14,800	14,945
Series 2013 A:
0.684%, tender 5/15/18 (d)	5,800	5,839
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Maryland - continued
Maryland Health & Higher Edl. Facilities Auth. Rev.: - continued
Bonds:
Series 2013 A:
0.705%, tender 5/15/18 (d)	$ 8,400	$ 8,461
Series 2010, 5.625% 7/1/30	2,400	2,599
Series 2013 A:
5% 7/1/24	1,245	1,450
5% 7/1/25	1,060	1,228
Montgomery County Gen. Oblig.:
(Dept. of Liquor Cont. Proj.) Series 2009 A, 5% 4/1/16	1,665	1,761
Series 2009 A, 5% 11/1/16	15,570	16,849
		84,187
Massachusetts - 1.7%
Braintree Gen. Oblig. Series 2009, 5% 5/15/20	2,570	2,976
Massachusetts Dev. Fin. Agcy. Rev.:
(Boston College Proj.) Series Q1, 5% 7/1/21	1,840	2,116
Bonds Series 2013 U-6E, 0.59%, tender 9/30/16 (d)	7,100	7,114
Series 2013 A, 6.25% 11/15/28 (b)	5,000	5,541
Massachusetts Gen. Oblig.:
Series 2004 B, 5.25% 8/1/20	13,865	16,576
Series 2006 D, 5% 8/1/22 (Pre-Refunded to 8/1/16 @ 100)	5,760	6,172
Series 2007 C:
5.25% 8/1/22 (Pre-Refunded to 8/1/17 @ 100)	3,300	3,681
5.25% 8/1/24 (Pre-Refunded to 8/1/17 @ 100)	4,000	4,462
Series 2011 A, 5% 4/1/23	10,000	11,841
Massachusetts Health & Edl. Facilities Auth. Rev.:
(CareGroup, Inc. Proj.) Series 2008 E1, 5.125% 7/1/33	2,000	2,181
(Partners HealthCare Sys., Inc. Proj.) Series 2009 I3:
5% 7/1/20	7,500	8,681
5% 7/1/21	4,700	5,438
Bonds (Baystate Health Sys. Proj.) Series 2009 K, 5%, tender 7/1/15 (d)	7,000	7,156
Massachusetts Port Auth. Spl. Facilities Rev. (Delta Air Lines, Inc. Proj.) Series 2001 A, 5.5% 1/1/17 (AMBAC Insured) (e)	4,040	4,044
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Series 2007 A, 5% 8/15/22 (AMBAC Insured)	2,340	2,591
		90,570
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Michigan - 2.9%
Detroit School District Series 2012 A, 5% 5/1/22	$ 1,500	$ 1,735
Detroit Swr. Disp. Rev.:
Series 2001 E, 5.75% 7/1/31 (Berkshire Hathaway Assurance Corp. Insured) (FGIC Insured)	1,900	2,108
Series 2006 D, 0.757% 7/1/32 (d)	5,520	4,655
Grand Valley Michigan State Univ. Rev. Series 2009, 5% 12/1/15	665	693
Kent County Bldg. Auth. Series 2005, 5.5% 6/1/22	3,410	4,123
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2011 A:
5% 11/15/20	1,000	1,155
5% 11/15/21	650	755
Michigan Fin. Auth. Rev.:
Series 2012 A:
5% 6/1/21	1,540	1,751
5% 6/1/27	2,300	2,484
5% 6/1/39	4,930	5,137
Series 2012 B, 5% 7/1/22	2,900	3,092
Series 2012:
5% 11/15/36	7,100	7,780
5% 11/15/42	1,560	1,694
Series 2013:
5% 8/15/28	5,585	6,473
5% 8/15/29	2,000	2,308
Michigan Hosp. Fin. Auth. Rev.:
(Trinity Health Sys. Proj.):
Series 2008 A, 6.5% 12/1/33	5,500	6,449
5% 12/1/26	980	1,061
Bonds Series 1999 B3, 0.3%, tender 11/15/33	37,635	37,631
Michigan Trunk Line Fund Rev.:
Series 2005, 5.5% 11/1/20 (FSA Insured)	9,735	11,806
Series 2014, 5% 11/15/16	5,000	5,416
Royal Oak Hosp. Fin. Auth. Hosp. Rev.:
(William Beaumont Hosp. Oblig. Group Proj.) Series 2009 W, 5.25% 8/1/16	3,115	3,294
Series 2014 D:
5% 9/1/22	1,000	1,179
5% 9/1/24	2,000	2,371
Univ. of Michigan Rev. Bonds 0.24%, tender 4/1/15 (d)	36,500	36,503
		151,653
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Minnesota - 0.8%
Minnesota 911 Rev. (Pub. Safety Radio Communications Sys. Proj.) Series 2009, 5% 6/1/15 (Assured Guaranty Corp. Insured)	$ 2,060	$ 2,100
Minnesota Agric. & Econ. Dev. Board Rev. (Essentia Health Obligated Group Proj.) Series 2008 C1:
5% 2/15/21 (Assured Guaranty Corp. Insured)	4,165	4,767
5% 2/15/22 (Assured Guaranty Corp. Insured)	5,640	6,393
Minnesota Gen. Oblig.:
Series 2014 B, 3% 8/1/16	14,400	14,980
5% 11/1/20 (Pre-Refunded to 11/1/16 @ 100)	2,055	2,220
Northern Muni. Pwr. Agcy. Elec. Sys. Rev. Series 2010 A1:
5% 1/1/19	4,115	4,677
5% 1/1/20	4,500	5,179
Saint Paul Port Auth. Lease Rev. (HealthEast Midway Campus Proj.) Series 2003 A, 5.25% 5/1/15	170	172
St. Louis Park Health Care Facilities Rev. (Park Nicollet Health Svcs. Proj.) Series 2008 C:
5.5% 7/1/17	1,540	1,701
5.5% 7/1/18	1,400	1,586
		43,775
Mississippi - 0.1%
Mississippi Gen. Oblig. (Cap. Impts. Proj.) Series 2012 D, 0.57% 9/1/17 (d)	3,650	3,669
Missouri - 0.0%
Metropolitan St. Louis Swr. District Wastewtr. Sys. Rev. Series 2008 A, 5.75% 5/1/38	1,000	1,107
Missouri Dev. Fin. Board Infrastructure Facilities Rev. (City of Branson-Branson Landing Proj.) Series 2005 A, 6% 6/1/20	920	1,026
Missouri Envir. Impt. & Energy Resources Auth. Wtr. Poll. Cont. & Drinking Wtr. Rev. 5.125% 1/1/20	370	371
		2,504
Nebraska - 0.1%
Douglas County Hosp. Auth. #2 Health Facilities Rev.:
6% 8/15/25	1,990	2,218
6% 8/15/25 (Pre-Refunded to 8/15/17 @ 100)	1,520	1,725
Nebraska Pub. Pwr. District Rev. Series 2012 C, 5% 1/1/25	1,600	1,777
		5,720
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Nevada - 0.7%
Clark County Arpt. Rev. Series 2013 C1, 2.5% 7/1/15 (e)	$ 14,900	$ 15,055
Clark County School District Series 2014 A, 5.5% 6/15/16	3,480	3,731
Clark County Wtr. Reclamation District Series 2009 A, 5.25% 7/1/29 (Berkshire Hathaway Assurance Corp. Insured)	3,300	3,793
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig. Series 2012 B:
5% 6/1/22	1,000	1,204
5% 6/1/23	2,000	2,394
5% 6/1/24	2,000	2,379
5% 6/1/25	1,050	1,243
Nevada Gen. Oblig.:
Series 2012 B, 5% 8/1/21	1,395	1,673
Series 2013 D1, 5% 3/1/25	2,825	3,373
Washoe County Gen. Oblig. Series 2000 B, 0% 7/1/16 (FSA Insured)	4,140	4,030
		38,875
New Hampshire - 0.3%
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2007 A, 5% 10/1/37	4,640	4,961
Series 2012:
4% 7/1/22	1,350	1,421
5% 7/1/26	1,280	1,417
Series 2013 A, 5% 10/1/43	2,430	2,651
New Hampshire Tpk. Sys. Rev. Series 2012 B:
5% 2/1/22	2,250	2,660
5% 2/1/23	2,215	2,603
5% 2/1/24	1,775	2,075
		17,788
New Jersey - 3.4%
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A:
5% 2/15/24	2,000	2,364
5% 2/15/25	1,000	1,170
Garden State Preservation Trust Open Space & Farmland Preservation Series 2005 A, 5.8% 11/1/19 (Pre-Refunded to 11/1/15 @ 100)	2,300	2,405
New Jersey Ctfs. of Prtn. Series 2009 A:
5.25% 6/15/20	3,800	4,398
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
New Jersey - continued
New Jersey Ctfs. of Prtn. Series 2009 A: - continued
5.25% 6/15/21	$ 4,500	$ 5,166
5.25% 6/15/22	10,585	12,059
New Jersey Econ. Dev. Auth. Rev.:
Series 2005 O:
5.25% 3/1/15 (Escrowed to Maturity)	3,000	3,023
5.25% 3/1/21 (Pre-Refunded to 3/1/15 @ 100)	6,500	6,551
5.25% 3/1/23 (Pre-Refunded to 3/1/15 @ 100)	1,500	1,512
5.25% 3/1/24 (Pre-Refunded to 3/1/15 @ 100)	5,550	5,593
5.25% 3/1/25 (Pre-Refunded to 3/1/15 @ 100)	4,200	4,233
5.25% 3/1/26 (Pre-Refunded to 3/1/15 @ 100)	4,700	4,737
Series 2012 II, 5% 3/1/21	7,600	8,631
Series 2013 I, 5.5% 9/1/19	4,385	5,051
Series 2013:
5% 3/1/23	9,300	10,571
5% 3/1/24	12,800	14,510
5% 3/1/25	1,400	1,580
New Jersey Gen. Oblig. Series Q, 5% 8/15/19	3,800	4,350
New Jersey Health Care Facilities Fing. Auth. Rev. Series 2008, 6.625% 7/1/38	6,400	7,194
New Jersey Tpk. Auth. Tpk. Rev. Series 1991 C, 6.5% 1/1/16 (Escrowed to Maturity)	2,230	2,256
New Jersey Trans. Trust Fund Auth.:
Series 2003 B. 5.25% 12/15/19	3,035	3,486
Series 2012 AA:
5% 6/15/23	7,500	8,504
5% 6/15/24	12,000	13,684
Series 2014 AA:
5% 6/15/25	12,500	14,277
5% 6/15/26	7,500	8,488
New Jersey Transit Corp. Ctfs. of Prtn. Series 2014 A, 5% 9/15/16	18,000	19,220
Union County Impt. Auth. (Juvenile Detention Ctr. Facility Proj.) Series 2005, 5.5% 5/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000	2,022
		177,035
New Mexico - 0.8%
Farmington Poll. Cont. Rev. Bonds (Southern California Edison Co. Four Corners Proj.) Series 2005 B, 2.875%, tender 4/1/15 (d)	27,900	28,053
New Mexico Edl. Assistance Foundation Series 2009 B:
4% 9/1/15	5,000	5,121
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
New Mexico - continued
New Mexico Edl. Assistance Foundation Series 2009 B: - continued
4% 9/1/16	$ 3,000	$ 3,167
Rio Rancho Wtr. & Wastewtr. Sys. Rev. Series 2009, 5% 5/15/18 (FSA Insured)	2,870	3,178
		39,519
New York - 7.6%
Dutchess County Local Dev. Corp. Rev. (Health Quest Systems, Inc. Proj.) Series 2010 A:
5% 7/1/20 (Assured Guaranty Corp. Insured) (FSA Insured)	1,070	1,211
5.75% 7/1/40	1,000	1,144
Long Island Pwr. Auth. Elec. Sys. Rev. Series 2008 A, 6% 5/1/33	6,000	7,032
Metropolitan Trans. Auth. Svc. Contract Rev. Series 7, 5.625% 7/1/16 (Escrowed to Maturity)	450	460
New York City Gen. Oblig.:
Series 2012 F, 5% 8/1/24	5,000	5,912
Series 2014 J, 3% 8/1/16	10,100	10,491
Series 2014 K, 3% 8/1/16	5,045	5,240
Series 2015 A, 3% 8/1/16	47,530	49,359
Series 2015 B, 3% 8/1/16	10,100	10,491
Series J7, 0.51% 8/1/21 (d)	4,000	4,004
Series J8, 0.42% 8/1/21 (d)	4,900	4,901
New York City Indl. Dev. Agcy. Civic Facility Rev. (Polytechnic Univ. NY Proj.) 5.25% 11/1/27 (ACA Finl. Guaranty Corp. Insured)	2,300	2,549
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series 2009 FF 2, 5.5% 6/15/40	800	920
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
Series 2008 S1, 5% 1/15/20	4,480	4,997
Series 2009 S2, 6% 7/15/38	7,000	8,036
Series 2009 S3:
5.25% 1/15/34	17,500	19,552
5.25% 1/15/39	2,600	2,896
Series 2009 S4, 5.75% 1/15/39	6,400	7,278
New York City Transitional Fin. Auth. Rev.:
Series 2003 B:
4% 2/1/21	5,000	5,639
5% 2/1/21	3,510	4,180
Series 2010 B, 5% 11/1/20	37,195	43,319
Series 2010 D, 5% 11/1/15 (Escrowed to Maturity)	155	161
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
New York - continued
New York City Transitional Fin. Auth. Rev.: - continued
Series 2012 A, 5% 11/1/21	$ 5,460	$ 6,569
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2012 A, 5% 5/15/23	13,355	15,972
New York Dorm. Auth. Personal Income Tax Rev.:
(Ed. Proj.):
Series 2008 B, 5.75% 3/15/36	2,600	2,998
Series 2009 A, 5% 3/15/19	11,040	12,691
Series 2013 A, 5% 2/15/16	6,600	6,946
Series A:
5% 2/15/19	1,000	1,148
5% 2/15/20	3,000	3,513
New York Dorm. Auth. Revs.:
(New York Univ. Hosp. Ctr. Proj.) Series 2007 B, 5.25% 7/1/24 (Pre-Refunded to 7/1/17 @ 100)	700	763
Series 2009 A:
5% 7/1/20	5,000	5,775
5% 7/1/21	12,335	14,259
New York Local Govt. Assistance Corp. Series 2003 A, 5% 4/1/18	16,225	18,292
New York Metropolitan Trans. Auth. Rev.:
Bonds Series 2012 G2, 0.634%, tender 11/1/15 (d)	15,400	15,417
Series 2003 B, 5.25% 11/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,890	9,239
Series 2008 C, 6.5% 11/15/28	11,300	13,580
New York Thruway Auth. Gen. Rev. Series 2005 G, 5.25% 1/1/27 (Pre-Refunded to 7/1/15 @ 100)	5,000	5,124
New York Thruway Auth. Personal Income Tax Rev. Series 2007 A, 5.25% 3/15/25	3,000	3,333
New York Thruway Auth. Second Gen. Hwy. & Bridge Trust Fund:
Series 2010 A, 5% 4/1/23	8,195	9,486
Series 2011 A, 5% 4/1/19	2,000	2,301
Series 2011 A1, 5% 4/1/20	2,220	2,601
Series 2011 A2, 5% 4/1/21	2,000	2,376
New York Urban Dev. Corp. Rev. Series 2011 A, 5% 3/15/22	7,605	8,995
Tobacco Settlement Fing. Corp.:
Series 2011, 5% 6/1/16	17,000	18,100
Series 2013 B, 5% 6/1/21	4,000	4,237
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
New York - continued
Triborough Bridge & Tunnel Auth. Revs.:
Series 2013 A:
5% 11/15/23	$ 3,000	$ 3,711
5% 11/15/24	4,000	4,897
Series Y, 5.5% 1/1/17 (Escrowed to Maturity)	5,400	5,702
		397,797
North Carolina - 1.5%
Mecklenburg County Pub. Facilities Corp. Series 2009, 5% 3/1/17	2,245	2,448
Nash Health Care Sys. Health Care Facilities Rev. Series 2012, 5% 11/1/41	3,440	3,750
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev. Series 2009 B:
5% 1/1/15	1,250	1,250
5% 1/1/16	3,000	3,134
5% 1/1/20	2,110	2,414
North Carolina Gen. Oblig. Series 2014 A, 5% 6/1/16	10,320	10,988
North Carolina Grant Anticipation Rev. Series 2009, 5% 3/1/16	2,250	2,368
North Carolina Med. Care Cmnty. Health (Memorial Mission Hosp. Proj.) Series 2007, 5% 10/1/18	1,290	1,429
North Carolina Med. Care Commission Hosp. Rev. (North Carolina Baptist Hosp. Proj.) Series 2010:
5% 6/1/21	6,000	6,911
5% 6/1/22	4,000	4,561
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.:
Series 2009 A, 5% 1/1/30	1,700	1,919
Series 2012 A:
5% 1/1/19	10,475	11,949
5% 1/1/20	2,000	2,318
Univ. of North Carolina at Chapel Hill Rev. Bonds Series 2012 A, 0.5539%, tender 12/1/15 (d)	12,900	12,908
Wake County Gen. Oblig. Series 2014, 5% 9/1/16	9,000	9,677
		78,024
Ohio - 1.8%
American Muni. Pwr., Inc. Rev.:
(Amp Freemont Energy Ctr. Proj.):
Series 2012 B:
5% 2/15/22	2,000	2,368
5% 2/15/23	2,175	2,549
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Ohio - continued
American Muni. Pwr., Inc. Rev.: - continued
(Amp Freemont Energy Ctr. Proj.):
Series 2012:
5% 2/15/21	$ 1,500	$ 1,763
5% 2/15/24	2,000	2,331
(Freemont Energy Ctr. Proj.) Series 2012 B, 5% 2/15/42	1,805	1,984
Buckeye Tobacco Settlement Fing. Auth. Series 2007 A1:
5% 6/1/16	3,300	3,491
5% 6/1/17	3,780	4,122
Cleveland Wtr. Rev. Series 2012 A:
5% 1/1/26	1,250	1,460
5% 1/1/27	1,500	1,744
Columbus City School District (School Facilities Construction and Impt. Proj.) Series 2009 B, 3% 12/1/15	1,435	1,471
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
5% 6/15/25	2,465	2,758
5% 6/15/26	2,590	2,868
5% 6/15/27	2,720	2,999
5% 6/15/28	2,855	3,105
Lucas County Hosp. Rev. (ProMedica Healthcare Oblig. Group Proj.) Series 2011 A, 6.5% 11/15/37	4,600	5,662
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 5% 2/15/27	5,885	6,280
Ohio Air Quality Dev. Auth. Rev. Series 2009 C, 5.625% 6/1/18	1,500	1,670
Ohio Bldg. Auth.:
(Administrative Bldg. Fund Proj.) Series 2009 B, 5% 10/1/21	3,100	3,570
(Adult Correctional Bldg. Fund Proj.) Series 2009 B:
5% 10/1/21	4,980	5,734
5% 10/1/22	2,000	2,302
5% 10/1/23	3,000	3,450
Ohio Gen. Oblig.:
(Common Schools Proj.) Series 2010 B, 4% 9/15/15	2,830	2,905
Series 2013 B, 4% 6/15/16	2,860	3,007
Ohio Higher Edl. Facility Commission Rev.:
(Cleveland Clinic Foundation Proj.) Series 2008 A, 5.375% 1/1/38	2,100	2,305
(Univ. Hosp. Health Sys. Proj.) Series 2010 A, 5.25% 1/15/21	4,790	5,484
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Ohio - continued
Ohio Higher Edl. Facility Commission Rev.: - continued
Series 2013 A2, 0.34% 1/1/16 (d)	$ 1,615	$ 1,617
Ohio Tpk. Commission Tpk. Rev. (Infastructure Proj.) Series 2005 A, 0% 2/15/42	11,600	3,499
Ohio Wtr. Dev. Auth. Poll. Cont. Facilities Rev. Bonds (FirstEnergy Corp. Proj.) Series 2009 A, 5.875%, tender 6/1/16 (d)	5,900	6,271
Ross County Hosp. Facilities Rev. (Adena Health Sys. Proj.) Series 2008, 5.75% 12/1/35	5,200	5,885
		94,654
Oklahoma - 1.0%
Grand River Dam Auth. Rev. Series 2014 A:
5% 6/1/27	1,200	1,447
5% 6/1/28	1,500	1,796
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2005:
5.5% 10/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,165	2,245
5.5% 10/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,550	1,607
Oklahoma Dev. Fin. Auth. Rev. (Saint John Health Sys. Proj.) Series 2012:
5% 2/15/23	3,100	3,619
5% 2/15/42	7,185	7,915
Oklahoma Pwr. Auth. Pwr. Supply Sys. Rev.:
Series 2010 A:
5% 1/1/21 (FSA Insured)	4,000	4,546
5% 1/1/22 (FSA Insured)	12,455	14,106
Series 2014 A:
5% 1/1/26	1,700	2,050
5% 1/1/27	6,000	7,183
5% 1/1/28	2,000	2,379
5% 1/1/29	1,570	1,857
Series 2014 B, 5% 1/1/27	2,145	2,568
		53,318
Oregon - 0.2%
Portland Swr. Sys. Rev.:
Series 2014 A, 5% 10/1/16	7,160	7,721
Series 2014 B, 5% 10/1/16	4,690	5,055
		12,776
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Pennsylvania - 5.3%
Annville-Cleona School District:
5.5% 3/1/23	$ 375	$ 377
5.5% 3/1/23 (Pre-Refunded to 3/1/15 @ 100)	925	933
Beaver County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (FirstEnergy Nuclear Generation Corp. Proj.):
Series 2005 A, 3.375%, tender 7/1/15 (d)	6,900	6,987
Series 2006 A, 3.5%, tender 6/1/20 (d)	18,000	18,536
Series 2006 B, 3.5%, tender 6/1/20 (d)	21,000	21,626
East Stroudsburg Area School District Series 2007 A, 7.5% 9/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,400	2,807
Easton Area School District Series 2005, 7.5% 4/1/21 (Pre-Refunded to 4/1/16 @ 100)	2,150	2,343
Econ. Dev. Fin. Auth. Unemployment Compensation Rev.:
Series 2012 A, 4% 7/1/16	6,000	6,321
Series 2012 B:
5% 7/1/21	8,000	8,932
5% 7/1/22	6,000	6,396
5% 1/1/23	3,000	3,137
Erie County Hosp. Auth. Rev. (Saint Vincent Health Ctr. Proj.) Series 2010 A, 7% 7/1/27	7,570	8,217
Fleetwood Area School District Series 2007, 5.25% 6/1/21 (Pre-Refunded to 12/1/15 @ 100)	1,800	1,883
Mifflin County School District Series 2007, 7.5% 9/1/26 (XL Cap. Assurance, Inc. Insured)	1,390	1,602
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	3,300	4,010
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.):
Series 1993 A, 6% 6/1/22 (AMBAC Insured)	3,930	4,733
Series 2009 A, 5% 6/1/17	2,925	3,193
Pennsylvania Econ. Dev. Auth. Governmental Lease (Forum Place Proj.) Series 2012:
5% 3/1/21	3,115	3,576
5% 3/1/22	2,000	2,310
Pennsylvania Gen. Oblig.:
Second Series 2006, 5% 3/1/20 (Pre-Refunded to 3/1/17 @ 100)	1,745	1,909
Series 2006 1, 5% 10/1/19 (Pre-Refunded to 10/1/16 @ 100)	9,000	9,712
Series 2010 A3, 5% 7/15/16	4,910	5,250
Series 2011:
5% 7/1/16	6,695	7,147
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Pennsylvania - continued
Pennsylvania Gen. Oblig.: - continued
Series 2011:
5% 7/1/21	$ 2,100	$ 2,503
Series 2012, 5% 7/1/16	19,100	20,389
Series 2013 1, 5% 4/1/16	3,400	3,595
Series 2013, 5% 10/15/27	10,000	11,915
Pennsylvania Higher Edl. Facilities Auth. Rev. (Univ. of Pennsylvania Health Sys. Proj.) Series 2009 A, 5.25% 8/15/21	2,100	2,435
Pennsylvania Intergovernmental Coop. Auth. Spl. Tax Rev. (City of Philadelphia Fdg. Prog.) Series 2009, 5% 6/15/15	15,100	15,425
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2008 B1, 5.5% 6/1/33	8,500	9,420
Series 2009 B, 5% 12/1/16	12,500	13,542
Series 2013 A, 0.64% 12/1/17 (d)	7,600	7,644
Series 2013 A2:
0% 12/1/28 (a)	1,250	1,254
0% 12/1/33 (a)	1,250	1,225
Philadelphia Gas Works Rev.:
(1975 Gen. Ordinance Proj.) Seventeenth Series, 5.375% 7/1/20 (FSA Insured)	1,725	1,730
(1998 Gen. Ordinance Proj.) Eighth Series A, 5% 8/1/15	2,900	2,964
Seventeenth Series, 5.375% 7/1/16 (FSA Insured)	2,700	2,861
Tenth Series 1998, 5% 7/1/15	1,895	1,931
Philadelphia Gen. Oblig. Series 2008 B, 7.125% 7/15/38 (Pre-Refunded to 7/15/16 @ 100)	2,500	2,755
Philadelphia School District:
Series 2005 A, 5% 8/1/22	670	685
Series 2010 C:
5% 9/1/20	14,000	16,089
5% 9/1/21	6,000	6,800
5% 8/1/22 (Pre-Refunded to 8/1/15 @ 100)	30	31
Pittsburgh School District:
Series 2009 A, 4% 9/1/15 (Assured Guaranty Corp. Insured)	2,800	2,869
Series 2010 A:
5% 9/1/19 (FSA Insured)	1,500	1,720
5% 9/1/20 (FSA Insured)	1,000	1,164
Southcentral Pennsylvania Gen. Auth. Rev.:
6% 6/1/25	1,915	2,190
6% 6/1/25 (Pre-Refunded to 6/1/18 @ 100)	2,585	3,011
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Pennsylvania - continued
State Pub. School Bldg. Auth. Lease Rev. (Philadelphia School District Proj.) Series 2012:
5% 4/1/22	$ 2,000	$ 2,298
5% 4/1/24	1,365	1,540
Wilson School District Series 2007, 5.25% 6/1/24 (Pre-Refunded to 12/1/15 @ 100)	3,960	4,140
		276,062
Puerto Rico - 0.1%
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2012 A, 5.25% 7/1/23	3,000	2,313
Puerto Rico Pub. Bldg. Auth. Rev. Bonds Series M2, 5.75%, tender 7/1/17 (d)	5,000	4,318
		6,631
South Carolina - 1.5%
Greenwood Fifty School Facilities Installment Series 2007, 5% 12/1/15 (Assured Guaranty Corp. Insured)	1,360	1,417
Scago Edl. Facilities Corp. for Colleton School District Series 2006:
5% 12/1/15 (Radian Asset Assurance, Inc. Insured)	750	781
5% 12/1/19 (Assured Guaranty Corp. Insured)	2,040	2,181
South Carolina Jobs-Econ. Dev. Auth. (Palmetto Health Proj.) Series 2009, 5% 8/1/17	1,000	1,092
South Carolina Pub. Svc. Auth. Rev.:
(Santee Cooper Proj.) Series 2009 E, 5% 1/1/17 (Escrowed to Maturity)	2,130	2,315
Series 2011 B, 5% 12/1/20	2,275	2,678
Series 2012 B, 5% 12/1/19	7,200	8,357
Series 2012 C, 5% 12/1/20	7,500	8,829
Series 2013 E, 5.5% 12/1/53	6,485	7,448
Series 2014 A:
5% 12/1/49	7,500	8,388
5.5% 12/1/54	17,400	19,897
Series 2014 C:
5% 12/1/25	4,000	4,841
5% 12/1/26	4,000	4,806
5% 12/1/27	3,100	3,707
Univ. of South Carolina Athletic Facilities Rev. Series 2008 A, 5.5% 5/1/38	3,670	4,161
		80,898
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
South Dakota - 0.1%
South Dakota Health & Edl. Facilities Auth. Rev.:
(Sanford Health Proj.) Series 2009:
5% 11/1/16	$ 375	$ 403
5.25% 11/1/18	1,000	1,145
Series 2014 B:
5% 11/1/24	1,235	1,486
5% 11/1/25	1,210	1,452
5% 11/1/26	200	239
		4,725
Tennessee - 0.4%
Jackson Hosp. Rev. (Jackson-Madison County Gen. Hosp. Proj.) Series 2008, 5.75% 4/1/41	3,500	3,887
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2010 B, 5.625% 7/1/20 (e)	5,000	5,878
Metropolitan Nashville Arpt. Auth. Rev. Series 2010 A, 4.75% 7/1/15	3,560	3,639
Rutherford County Gen. Oblig. Series 2012, 5% 4/1/16	1,280	1,354
Shelby County Health Edl. & Hsg. Facilities Board Rev. Series 2004 A, 5% 9/1/16	5,000	5,348
Sullivan County Health, Ed. and Hsg. Board (Wellmont Health Sys. Proj.) Series 2006 C, 5.25% 9/1/36	1,800	1,889
		21,995
Texas - 10.1%
Aldine Independent School District (School Bldg. Proj.) Series 2007 A, 5.25% 2/15/32	1,800	1,950
Austin Arpt. Sys. Rev. Series 2014, 5% 11/15/29 (c)(e)	2,770	3,229
Austin Cmnty. College District Pub. Facilities Lease Rev. (Round Rock Campus Proj.) Series 2008, 5.5% 8/1/20	3,015	3,446
Austin Cmnty. College District Rev. (Convention Ctr. Proj.) Series 2002, 0% 2/1/22 (AMBAC Insured)	1,335	1,118
Austin Convention Enterprises, Inc. (Convention Ctr. Proj.) Series 2006 B:
6% 1/1/16	1,750	1,810
6% 1/1/18	1,000	1,071
6% 1/1/19	1,335	1,427
Austin Elec. Util. Sys. Rev.:
Series 2012 A, 5% 11/15/23	1,500	1,798
0% 5/15/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,900	1,856
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Texas - continued
Austin Wtr. & Wastewtr. Sys. Rev. Series 2009 A, 5% 11/15/17	$ 1,375	$ 1,534
Bastrop Independent School District Series 2007:
5.25% 2/15/37	1,100	1,183
5.25% 2/15/42	6,000	6,439
Bell County Gen. Oblig. Series 2008, 5.25% 2/15/19 (FSA Insured)	2,090	2,345
Bexar County Gen. Oblig. Series 2007, 5.25% 6/15/30 (Pre-Refunded to 6/15/16 @ 100)	2,995	3,183
Brazosport College District Series 2008, 5.5% 2/15/33 (Assured Guaranty Corp. Insured)	2,000	2,228
Cypress-Fairbanks Independent School District Series A, 0% 2/15/16	3,640	3,629
Dallas Area Rapid Transit Sales Tax Rev. Series 2008, 5.25% 12/1/38	6,700	7,548
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2009 A:
5% 11/1/15	5,000	5,194
5% 11/1/16	3,000	3,232
5% 11/1/19	1,000	1,162
5% 11/1/21	1,500	1,616
Series 2014 B:
5% 11/1/26 (e)	3,005	3,501
5% 11/1/27 (e)	1,280	1,484
5% 11/1/28 (e)	2,845	3,267
5% 11/1/30 (e)	5,435	6,119
5% 11/1/31 (e)	11,485	12,905
5% 11/1/32 (e)	14,530	16,283
5% 11/1/33 (e)	10,000	11,177
5% 11/1/34 (e)	2,365	2,625
Dallas Independent School District:
Series 2008, 6.375% 2/15/34 (Pre-Refunded to 2/15/18 @ 100)	1,300	1,518
Series 2014 A, 4% 8/15/16	11,900	12,574
DeSoto Independent School District Series 2001, 0% 8/15/18	2,195	2,100
Frisco Independent School District Series 2009, 5.375% 8/15/39 (Assured Guaranty Corp. Insured)	2,575	2,980
Gainesville Independent School District:
5.25% 2/15/36 (Pre-Refunded to 2/15/16 @ 100)	845	892
5.25% 2/15/36 (Pre-Refunded to 2/15/16 @ 100)	190	201
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Texas - continued
Grand Parkway Trans. Corp.:
Series 2013 B:
5% 4/1/53	$ 1,165	$ 1,289
5.25% 10/1/51	1,400	1,581
5.5% 4/1/53	5,900	6,506
Series 2013 C, 5.125% 10/1/43	2,500	2,707
Harris County Gen. Oblig.:
(Permanent Impt. Proj.) Series 1996, 0% 10/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,180	6,080
(Road Proj.) Series 2008 B, 5% 8/15/17	2,000	2,200
Bonds Series 2012 B, 0.63%, tender 8/15/15 (d)	11,800	11,804
Series 2012 A, 0.47% 8/15/15 (d)	1,400	1,402
Series 2012 C:
5% 8/15/24	1,075	1,290
5% 8/15/25	3,860	4,613
Series 2014 A, 5% 10/1/16	7,580	8,170
Harris County Health Facilities Dev. Corp. Hosp. Rev. (Memorial Hermann Healthcare Sys. Proj.) Series 2008 B, 7.25% 12/1/35 (Pre-Refunded to 12/1/18 @ 100)	2,400	2,961
Houston Arpt. Sys. Rev.:
Series 2011 A, 5% 7/1/20 (e)	8,000	9,309
Series 2012 A, 5% 7/1/23 (e)	2,400	2,823
Series A, 5.5% 7/1/39	6,000	6,788
Houston Independent School District:
Series 2005 A, 0% 2/15/16	6,395	6,369
0% 8/15/15	2,000	1,995
Houston Util. Sys. Rev.:
Bonds Series 2012 C, 0.64%, tender 8/1/16 (d)	10,300	10,333
Series 2007 B, 5% 11/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,500	2,789
Humble Independent School District Series 2000:
0% 2/15/16	1,250	1,248
0% 2/15/17	1,400	1,384
Irving Independent School District Series 1997 A, 0% 2/15/16	1,035	1,031
Keller Independent School District Series 1996 A, 0% 8/15/17	1,020	998
Kermit Independent School District Series 2007, 5.25% 2/15/32 (Pre-Refunded to 2/15/17 @ 100)	2,400	2,637
La Vernia Higher Ed. Fin. Corp. Ed. Rev. Series 2008 A, 7.125% 2/15/38 (Pre-Refunded to 2/15/17 @ 100)	16,015	18,114
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Texas - continued
Liberty Hill Independent School District (School Bldg. Proj.) Series 2006, 5.25% 8/1/35 (Pre-Refunded to 2/1/16 @ 100)	$ 3,400	$ 3,584
Lower Colorado River Auth. Rev.:
5% 5/15/15	2,470	2,513
5% 5/15/15 (Escrowed to Maturity)	5	5
5.75% 5/15/37	255	259
5.75% 5/15/37 (Pre-Refunded to 5/15/15 @ 100)	3,235	3,300
5.75% 5/15/37 (Pre-Refunded to 5/15/15 @ 100)	75	77
5.75% 5/15/37 (Pre-Refunded to 5/15/15 @ 100)	35	36
Manor Independent School District Series 2007, 5.25% 8/1/34 (Pre-Refunded to 8/1/16 @ 100)	2,000	2,153
Mansfield Independent School District:
5.5% 2/15/15	25	25
5.5% 2/15/16	35	35
Midway Independent School District Series 2000, 0% 8/15/19	1,400	1,306
Montgomery County Gen. Oblig.:
5.25% 3/1/20 (FSA Insured)	170	186
5.25% 3/1/20 (Pre-Refunded to 3/1/17 @ 100)	1,235	1,358
North Central Texas Health Facilities Dev. Corp. Rev. Series 1997 B, 5.75% 2/15/15 (Escrowed to Maturity)	2,520	2,533
North Harris County Reg'l. Wtr. Auth. Series 2013:
4% 12/15/23	1,025	1,139
4% 12/15/24	1,825	2,022
North Texas Tollway Auth. Dallas North Tollway Sys. Rev. Series 2005 A, 5% 1/1/35 (Pre-Refunded to 1/1/15 @ 100)	1,100	1,100
North Texas Tollway Auth. Rev.:
Series 2011 A:
5.5% 9/1/41	10,155	11,909
6% 9/1/41	1,000	1,219
Series 2014 A, 5% 1/1/24	5,000	6,014
6% 1/1/23	275	310
6% 1/1/23 (Pre-Refunded to 1/1/18 @ 100)	1,925	2,211
Pharr San Juan Alamo Independent School District 5% 2/1/16	2,265	2,380
Plano Independent School District Series 2008 A, 5.25% 2/15/23	1,140	1,284
Pleasant Grove Independent School District:
5.25% 2/15/32 (Pre-Refunded to 2/15/17 @ 100)	885	972
5.25% 2/15/32 (Pre-Refunded to 2/15/17 @ 100)	715	785
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Texas - continued
Prosper Independent School District Series 2007, 5.375% 8/15/33	$ 7,340	$ 8,137
Rockdale Independent School District:
Series 2007 A, 5.25% 2/15/37 (Pre-Refunded to 2/15/16 @ 100)	555	586
5.25% 2/15/37	1,465	1,534
Sam Rayburn Muni. Pwr. Agcy. Series 2012, 5% 10/1/18	1,230	1,400
San Antonio Arpt. Sys. Rev. Series 2007, 5% 7/1/15 (FSA Insured) (e)	2,165	2,211
San Antonio Elec. & Gas Sys. Rev.:
Series 2006 A, 5% 2/1/25 (Pre-Refunded to 2/1/16 @ 100)	4,400	4,624
Series 2012, 5.25% 2/1/25	3,200	4,081
San Antonio Pub. Facilities Corp. and Rfdg. Lease (Convention Ctr. Proj.) Series 2012:
5% 9/15/23	4,800	5,712
5% 9/15/24	7,490	8,804
5% 9/15/25	9,295	10,890
San Antonio Wtr. Sys. Rev. Series 2012, 5% 5/15/22	6,000	7,285
Snyder Independent School District 5.25% 2/15/26 (Pre-Refunded to 2/15/15 @ 100)	1,350	1,358
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) Series 2009:
5% 10/1/19	3,045	3,524
5% 10/1/20	2,180	2,546
Spring Branch Independent School District Series 2008, 5.25% 2/1/38	1,600	1,724
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Baylor Health Care Sys. Proj.) Series 2009:
5% 11/15/15	1,880	1,953
5.75% 11/15/24	4,700	5,463
(Scott & White Healthcare Proj.) Series 2013 A:
5% 8/15/25	1,000	1,186
5% 8/15/26	1,530	1,804
5% 8/15/28	1,620	1,894
5% 8/15/33	3,800	4,360
5.5% 9/1/43	5,350	5,973
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev. (Christus Health Proj.) Series 2008 A, 6.25% 7/1/28 (Assured Guaranty Corp. Insured)	7,000	8,208
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Texas - continued
Texas Gen. Oblig.:
Series 2006, 5% 4/1/27 (Pre-Refunded to 4/1/16 @ 100)	$ 8,970	$ 9,502
Series 2009 A, 5% 10/1/16	4,400	4,743
Series 2011 A:
5% 8/1/19 (e)	1,545	1,786
5% 8/1/21 (e)	1,530	1,818
Series 2011 C:
5% 8/1/20 (e)	1,625	1,907
5% 8/1/21 (e)	1,460	1,735
Series 2014, 5% 10/1/16	13,700	14,767
5% 4/1/25	2,915	3,274
5% 4/1/25 (Pre-Refunded to 4/1/18 @ 100)	285	322
Texas Muni. Pwr. Agcy. Rev. 0% 9/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	8,200	8,107
Texas Private Activity Bond Surface Trans. Corp.:
(NTE Mobility Partners LLC North Tarrant Express Managed Lanes Proj.) Series 2009, 6.875% 12/31/39	8,955	10,587
Series 2013, 7% 12/31/38 (e)	16,000	19,905
Texas Pub. Fin. Auth. Rev. Series 2014 B:
4% 7/1/17	2,700	2,884
4% 7/1/18	2,800	2,898
Texas Trans. Commission Central Texas Tpk. Sys. Rev. Bonds Series 2012 B, 1.25%, tender 2/15/15 (d)	7,400	7,407
Texas Trans. Commission State Hwy. Fund Rev.:
Series 2006, 5% 4/1/22 (Pre-Refunded to 4/1/16 @ 100)	2,500	2,648
Series 2007:
5% 4/1/25	2,500	2,720
5% 4/1/26	3,245	3,529
Texas Wtr. Dev. Board Rev. Series 2008 B, 5.25% 7/15/23	1,000	1,109
Univ. of Houston Univ. Revs. Series 2008, 5.25% 2/15/25	2,665	2,974
Univ. of North Texas Univ. Rev. Series A, 5% 4/15/17	1,000	1,095
Univ. of Texas Board of Regents Sys. Rev.:
Series 2006 B, 5% 8/15/24 (Pre-Refunded to 8/15/16 @ 100)	7,700	8,252
Series 2007 F, 4.75% 8/15/27 (Pre-Refunded to 2/15/17 @ 100)	1,720	1,868
4.75% 8/15/27	2,480	2,651
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Texas - continued
Waller Independent School District:
5.5% 2/15/26	$ 3,220	$ 3,627
5.5% 2/15/33	4,160	4,634
5.5% 2/15/37	4,820	5,357
Wylie Independent School District:
0% 8/15/20	10	8
0% 8/15/20 (Pre-Refunded to 8/15/15 @ 76.388)	990	755
Ysleta Independent School District Series 2005, 5% 8/15/23 (Pre-Refunded to 8/15/15 @ 100)	1,745	1,796
		529,682
Utah - 0.5%
Riverton Hosp. Rev. (IHC Health Svcs., Inc.) Series 2009:
5% 8/15/17	5,000	5,519
5% 8/15/18	2,500	2,830
Utah Associated Muni. Pwr. Sys. Rev. (Payson Pwr. Proj.) 5% 9/1/24	3,000	3,474
Utah Gen. Oblig. Series 2009 C, 5% 7/1/16	10,100	10,783
Utah Transit Auth. Sales Tax Rev. Series 2008 A, 5.25% 6/15/38	4,235	4,719
		27,325
Vermont - 0.0%
Vermont Edl. & Health Bldg. Fin. Agcy. Rev. (Fletcher Allen Health Care Proj.) Series 2004 B, 5% 12/1/15 (FSA Insured)	1,000	1,038
Virginia - 1.3%
Chesapeake Trans. Sys. Toll Road Rev. Series 2012 A, 5% 7/15/22	1,000	1,148
Fredericksburg Econ. Dev. Auth. Rev. Series 2014:
5% 6/15/27	1,300	1,478
5% 6/15/29	1,425	1,599
5% 6/15/33	1,520	1,671
Virginia Commonwealth Trans. Board Rev. (U.S. Route 58 Corridor Dev. Prog.) Series 2014 B, 5% 5/15/16	2,800	2,975
Virginia Pub. Bldg. Auth. Pub. Facilities Rev.:
Series 2014 A, 5% 8/1/16	4,275	4,577
Series 2014 C, 5% 8/1/16	34,625	37,075
Virginia Pub. School Auth.:
Series ll, 5% 4/15/16	3,300	3,495
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Virginia - continued
Virginia Pub. School Auth.: - continued
Series Xll, 5% 4/15/16	$ 5,100	$ 5,401
Virginia Small Bus. Fing. Auth. (95 Express Lane LLC Proj.) Series 2012, 5% 1/1/40 (e)	7,600	7,927
		67,346
Washington - 1.4%
Chelan County Pub. Util. District #1 Columbia River-Rock Island Hydro-Elec. Sys. Rev. Series 1997 A:
0% 6/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,800	2,733
0% 6/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,050	1,590
Chelan County Pub. Util. District #1 Rev. Bonds Series 2005 A, 5.125%, tender 7/1/15 (FGIC Insured) (d)(e)	1,000	1,018
Clark County School District #37, Vancouver Series 2001 C, 0% 12/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000	2,737
Energy Northwest Elec. Rev. Series 2012 A, 5% 7/1/19	10,000	11,570
Grant County Pub. Util. District #2 Series 2012 A:
5% 1/1/22	1,000	1,205
5% 1/1/23	1,000	1,205
5% 1/1/24	2,330	2,789
Grant County Pub. Util. District #2 Wanapum Hydro Elec. Rev. Series 2005 B, 5.25% 1/1/16 (e)	1,000	1,000
King County Highline School District # 401 Series 2009, 5% 12/1/18	8,690	9,913
King County Swr. Rev.:
Series 2008, 5.75% 1/1/43	12,100	13,577
Series 2009, 5.25% 1/1/42	1,900	2,120
Port of Seattle Spl. Facility Rev. Series 2013, 5% 6/1/23 (e)	885	1,033
Spokane County Wastewtr. Sys. Rev. Series 2009 A:
5% 12/1/18	1,255	1,436
5% 12/1/19	1,385	1,583
Washington Gen. Oblig. Series R 97A, 0% 7/1/19 (Escrowed to Maturity)	3,440	3,228
Washington Health Care Facilities Auth. Rev.:
(MultiCare Health Sys. Proj.) Series 2010 A:
5% 8/15/15	2,500	2,573
5% 8/15/16	2,500	2,674
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Washington - continued
Washington Health Care Facilities Auth. Rev.: - continued
(Overlake Hosp. Med. Ctr. Proj.) Series 2010, 5.5% 7/1/30	$ 2,200	$ 2,521
(Providence Health Systems Proj.) Series 2006 C, 5.25% 10/1/33 (FSA Insured)	4,400	4,908
		71,413
West Virginia - 0.0%
Kanawha/Putnam County, Huntington/Charlestown City Series 1984 A, 0% 12/1/16 (Escrowed to Maturity)	1,100	1,087
West Virginia Hosp. Fin. Auth. Hosp. Rev. (West Virginia Univ. Hospitals, Inc. Proj.) Series 2003 D, 5.5% 6/1/33 (FSA Insured)	1,400	1,514
		2,601
Wisconsin - 1.0%
Wisconsin Gen. Oblig.:
Series 2005 D, 5% 5/1/19 (Pre-Refunded to 5/1/16 @ 100)	2,900	3,078
Series 2008 D, 5.5% 5/1/26 (Pre-Refunded to 5/1/18 @ 100)	1,100	1,262
Series 2014 B, 5% 5/1/16	3,300	3,500
Wisconsin Health & Edl. Facilities:
Series 2014 A:
5% 11/15/24	8,765	10,432
5% 11/15/27	6,710	7,823
Series 2014:
5% 5/1/26	835	925
5% 5/1/28	1,800	1,977
5% 5/1/29	890	974
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Agnesian HealthCare, Inc. Proj.):
Series 2010:
5.5% 7/1/40	1,800	2,001
5.75% 7/1/30	2,000	2,315
Series 2013 B:
5% 7/1/25	1,000	1,151
5% 7/1/36	6,985	7,646
Series 2012:
5% 6/1/27	1,800	2,048
5% 6/1/32	1,025	1,144
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Wisconsin - continued
Wisconsin Health & Edl. Facilities Auth. Rev.: - continued
Series 2012:
5% 8/15/32	$ 1,650	$ 1,872
5% 6/1/39	2,415	2,648
		50,796
Wyoming - 0.1%
Campbell County Solid Waste Facilities Rev. (Basin Elec. Pwr. Coop. - Dry Fork Station Facilities Proj.) Series 2009 A, 5.75% 7/15/39	6,350	7,301
TOTAL MUNICIPAL BONDS (Cost $4,691,444)		4,961,536
Municipal Notes - 1.5%

Connecticut - 0.4%
Hartford Gen. Oblig. BAN 2% 10/27/15	18,800	19,042
Louisiana - 0.2%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.):
Series 2010 A1, 0.22% 1/7/15, VRDN (d)	5,600	5,600
Series 2010 B1, 0.2% 1/7/15, VRDN (d)	4,700	4,700
		10,300
New Jersey - 0.2%
New Jersey Bldg. Auth. State Bldg. Rev. BAN Series 2013, 3% 6/15/16	10,000	10,101
New York - 0.6%
Monroe County Gen. Oblig. BAN Series 2014, 1% 7/1/15	22,745	22,794
Oyster Bay Gen. Oblig. TAN Series 2014, 1% 3/27/15	10,700	10,712
		33,506
Municipal Notes - continued
	Principal Amount (000s)	Value (000s)
North Carolina - 0.1%
Hertford County Indl. Facilities Poll. Cont. Fing. Auth. (Nucor Corp. Proj.) Series 2000 A, 0.22% 1/7/15, VRDN (d)(e)	$ 7,800	$ 7,800
TOTAL MUNICIPAL NOTES (Cost $80,747)		80,749
TOTAL INVESTMENT PORTFOLIO - 95.9% (Cost $4,772,191)		5,042,285
NET OTHER ASSETS (LIABILITIES) - 4.1%		215,580
NET ASSETS - 100%		$ 5,257,865
Security Type Abbreviations
BAN	-	BOND ANTICIPATION NOTE
TAN	-	TAX ANTICIPATION NOTE
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)
Legend
(a) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,541,000 or 0.1% of net assets.

(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(e) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Municipal Cash Central Fund	$ 25
Other Information

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows (Unaudited):
General Obligations	37.9%
Health Care	14.9%
Transportation	9.4%
Electric Utilities	8.6%
Special Tax	8.2%
Escrowed/Pre-Refunded	7.5%
Others* (Individually Less Than 5%)	13.5%
100.0%
* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	December 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $4,772,191)		$ 5,042,285
Cash		200,835
Receivable for fund shares sold		6,351
Interest receivable		58,536
Prepaid expenses		11
Other receivables		16
Total assets		5,308,034

Liabilities
Payable for investments purchased Regular delivery	$ 11
Delayed delivery	42,363
Payable for fund shares redeemed	2,495
Distributions payable	3,222
Accrued management fee	1,080
Distribution and service plan fees payable	79
Other affiliated payables	861
Other payables and accrued expenses	58
Total liabilities		50,169

Net Assets		$ 5,257,865
Net Assets consist of:
Paid in capital		$ 4,986,742
Undistributed net investment income		551
Accumulated undistributed net realized gain (loss) on investments		478
Net unrealized appreciation (depreciation) on investments		270,094
Net Assets		$ 5,257,865

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	December 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($114,908 ÷ 10,882.6 shares)	$ 10.56

Maximum offering price per share (100/96.00 of $10.56)	$ 11.00
Class T: Net Asset Value and redemption price per share ($17,955 ÷ 1,701.5 shares)	$ 10.55

Maximum offering price per share (100/96.00 of $10.55)	$ 10.99
Class B: Net Asset Value and offering price per share ($1,847 ÷ 174.9 shares)A	$ 10.56

Class C: Net Asset Value and offering price per share ($60,674 ÷ 5,744.0 shares)A	$ 10.56

Intermediate Municipal Income: Net Asset Value, offering price and redemption price per share ($4,453,128 ÷ 422,023.2 shares)	$ 10.55

Institutional Class: Net Asset Value, offering price and redemption price per share ($609,353 ÷ 57,660.8 shares)	$ 10.57

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended December 31, 2014

Investment Income
Interest		$ 151,875
Income from Fidelity Central Funds		25
Total income		151,900

Expenses
Management fee	$ 12,483
Transfer agent fees	4,653
Distribution and service plan fees	931
Accounting fees and expenses	654
Custodian fees and expenses	59
Independent trustees' compensation	21
Registration fees	218
Audit	65
Legal	11
Miscellaneous	38
Total expenses before reductions	19,133
Expense reductions	(79)	19,054
Net investment income (loss)		132,846
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		4,296
Change in net unrealized appreciation (depreciation) on investment securities		172,042
Net gain (loss)		176,338
Net increase (decrease) in net assets resulting from operations		$ 309,184

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 132,846	$ 141,209
Net realized gain (loss)	4,296	10,075
Change in net unrealized appreciation (depreciation)	172,042	(234,929)
Net increase (decrease) in net assets resulting from operations	309,184	(83,645)
Distributions to shareholders from net investment income	(133,330)	(140,817)
Distributions to shareholders from net realized gain	(3,417)	(9,549)
Total distributions	(136,747)	(150,366)
Share transactions - net increase (decrease)	537,208	(352,409)
Redemption fees	26	80
Total increase (decrease) in net assets	709,671	(586,340)

Net Assets
Beginning of period	4,548,194	5,134,534
End of period (including undistributed net investment income of $551 and undistributed net investment income of $1,033, respectively)	$ 5,257,865	$ 4,548,194

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.18	$ 10.66	$ 10.45	$ 10.03	$ 10.16
Income from Investment Operations
Net investment income (loss) C	.256	.272	.279	.318	.318
Net realized and unrealized gain (loss)	.388	(.460)	.213	.435	(.088)
Total from investment operations	.644	(.188)	.492	.753	.230
Distributions from net investment income	(.257)	(.271)	(.275)	(.321)	(.317)
Distributions from net realized gain	(.007)	(.021)	(.007)	(.012)	(.043)
Total distributions	(.264)	(.292)	(.282)	(.333)	(.360)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.56	$ 10.18	$ 10.66	$ 10.45	$ 10.03
Total ReturnA, B	6.38%	(1.78)%	4.75%	7.65%	2.25%
Ratios to Average Net Assets D, F
Expenses before reductions	.67%	.66%	.65%	.68%	.68%
Expenses net of fee waivers, if any	.67%	.66%	.65%	.68%	.68%
Expenses net of all reductions	.67%	.65%	.65%	.68%	.68%
Net investment income (loss)	2.45%	2.61%	2.63%	3.12%	3.09%
Supplemental Data
Net assets, end of period (in millions)	$ 115	$ 108	$ 131	$ 115	$ 113
Portfolio turnover rate E	17%	15%	15%	14%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.17	$ 10.65	$ 10.45	$ 10.03	$ 10.16
Income from Investment Operations
Net investment income (loss) C	.260	.273	.280	.319	.320
Net realized and unrealized gain (loss)	.388	(.460)	.203	.436	(.087)
Total from investment operations	.648	(.187)	.483	.755	.233
Distributions from net investment income	(.261)	(.272)	(.276)	(.323)	(.320)
Distributions from net realized gain	(.007)	(.021)	(.007)	(.012)	(.043)
Total distributions	(.268)	(.293)	(.283)	(.335)	(.363)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.55	$ 10.17	$ 10.65	$ 10.45	$ 10.03
Total ReturnA, B	6.43%	(1.77)%	4.66%	7.67%	2.28%
Ratios to Average Net Assets D, F
Expenses before reductions	.63%	.64%	.65%	.67%	.66%
Expenses net of fee waivers, if any	.63%	.64%	.65%	.67%	.66%
Expenses net of all reductions	.63%	.64%	.64%	.67%	.65%
Net investment income (loss)	2.48%	2.62%	2.64%	3.14%	3.11%
Supplemental Data
Net assets, end of period (in millions)	$ 18	$ 17	$ 20	$ 18	$ 13
Portfolio turnover rate E	17%	15%	15%	14%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.18	$ 10.66	$ 10.45	$ 10.03	$ 10.16
Income from Investment Operations
Net investment income (loss) C	.194	.207	.213	.254	.252
Net realized and unrealized gain (loss)	.388	(.460)	.213	.435	(.087)
Total from investment operations	.582	(.253)	.426	.689	.165
Distributions from net investment income	(.195)	(.206)	(.209)	(.257)	(.252)
Distributions from net realized gain	(.007)	(.021)	(.007)	(.012)	(.043)
Total distributions	(.202)	(.227)	(.216)	(.269)	(.295)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.56	$ 10.18	$ 10.66	$ 10.45	$ 10.03
Total ReturnA, B	5.76%	(2.39)%	4.10%	6.98%	1.60%
Ratios to Average Net Assets D, F
Expenses before reductions	1.26%	1.28%	1.28%	1.32%	1.32%
Expenses net of fee waivers, if any	1.26%	1.28%	1.28%	1.32%	1.32%
Expenses net of all reductions	1.26%	1.27%	1.28%	1.31%	1.31%
Net investment income (loss)	1.85%	1.99%	2.01%	2.49%	2.46%
Supplemental Data
Net assets, end of period (in millions)	$ 2	$ 2	$ 3	$ 3	$ 4
Portfolio turnover rate E	17%	15%	15%	14%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.18	$ 10.66	$ 10.46	$ 10.04	$ 10.16
Income from Investment Operations
Net investment income (loss) C	.176	.191	.197	.240	.240
Net realized and unrealized gain (loss)	.389	(.460)	.203	.435	(.078)
Total from investment operations	.565	(.269)	.400	.675	.162
Distributions from net investment income	(.178)	(.190)	(.193)	(.243)	(.239)
Distributions from net realized gain	(.007)	(.021)	(.007)	(.012)	(.043)
Total distributions	(.185)	(.211)	(.200)	(.255)	(.282)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.56	$ 10.18	$ 10.66	$ 10.46	$ 10.04
Total ReturnA, B	5.58%	(2.54)%	3.84%	6.82%	1.58%
Ratios to Average Net Assets D, F
Expenses before reductions	1.43%	1.43%	1.43%	1.46%	1.44%
Expenses net of fee waivers, if any	1.43%	1.43%	1.43%	1.46%	1.44%
Expenses net of all reductions	1.43%	1.43%	1.43%	1.45%	1.44%
Net investment income (loss)	1.69%	1.83%	1.86%	2.35%	2.33%
Supplemental Data
Net assets, end of period (in millions)	$ 61	$ 62	$ 81	$ 65	$ 64
Portfolio turnover rate E	17%	15%	15%	14%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Intermediate Municipal Income

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.17	$ 10.65	$ 10.45	$ 10.03	$ 10.15
Income from Investment Operations
Net investment income (loss) B	.287	.301	.309	.347	.347
Net realized and unrealized gain (loss)	.389	(.459)	.203	.435	(.077)
Total from investment operations	.676	(.158)	.512	.782	.270
Distributions from net investment income	(.289)	(.301)	(.305)	(.350)	(.347)
Distributions from net realized gain	(.007)	(.021)	(.007)	(.012)	(.043)
Total distributions	(.296)	(.322)	(.312)	(.362)	(.390)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 10.55	$ 10.17	$ 10.65	$ 10.45	$ 10.03
Total ReturnA	6.71%	(1.50)%	4.95%	7.96%	2.65%
Ratios to Average Net Assets C, E
Expenses before reductions	.37%	.37%	.37%	.40%	.39%
Expenses net of fee waivers, if any	.37%	.37%	.37%	.40%	.39%
Expenses net of all reductions	.36%	.37%	.37%	.40%	.39%
Net investment income (loss)	2.75%	2.89%	2.92%	3.41%	3.38%
Supplemental Data
Net assets, end of period (in millions)	$ 4,453	$ 3,890	$ 4,571	$ 4,003	$ 3,807
Portfolio turnover rate D	17%	15%	15%	14%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.19	$ 10.67	$ 10.46	$ 10.04	$ 10.17
Income from Investment Operations
Net investment income (loss) B	.282	.295	.305	.343	.341
Net realized and unrealized gain (loss)	.389	(.459)	.212	.435	(.087)
Total from investment operations	.671	(.164)	.517	.778	.254
Distributions from net investment income	(.284)	(.295)	(.300)	(.346)	(.341)
Distributions from net realized gain	(.007)	(.021)	(.007)	(.012)	(.043)
Total distributions	(.291)	(.316)	(.307)	(.358)	(.384)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 10.57	$ 10.19	$ 10.67	$ 10.46	$ 10.04
Total ReturnA	6.65%	(1.55)%	4.99%	7.91%	2.49%
Ratios to Average Net Assets C, E
Expenses before reductions	.41%	.42%	.42%	.44%	.46%
Expenses net of fee waivers, if any	.41%	.42%	.42%	.44%	.46%
Expenses net of all reductions	.41%	.42%	.41%	.44%	.46%
Net investment income (loss)	2.70%	2.84%	2.87%	3.37%	3.31%
Supplemental Data
Net assets, end of period (in millions)	$ 609	$ 468	$ 327	$ 274	$ 277
Portfolio turnover rate D	17%	15%	15%	14%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity Intermediate Municipal Income Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Intermediate Municipal Income and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and deferred trustees compensation.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 278,510
Gross unrealized depreciation	(8,188)
Net unrealized appreciation (depreciation) on securities	$ 270,322

Tax Cost	$ 4,771,963

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$ 324
Undistributed long-term capital gain	$ 478
Net unrealized appreciation (depreciation) on securities and other investments	$ 270,322

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Tax-exempt Income	$ 133,330	$ 140,817
Ordinary Income	990	-
Long-term Capital Gains	2,427	9,549
Total	$ 136,747	$ 150,366

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,283,467 and $795,699, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The fee is based on an annual asset based fee of .10% of the Fund's average net assets plus an income based fee of 5% of the Fund's gross income throughout the month. For the reporting period, the total annual management fee rate was .26% of average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 274	$ 11
Class T	-%	.25%	44	-
Class B	.65%	.25%	19	14
Class C	.75%	.25%	594	60
			$ 931	$ 85

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 17
Class T	2
Class B*	3
Class C*	6
$ 28

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent, and servicing agent for the Fund's Class A, Class T, Class B, Class C, Intermediate Municipal Income and Institutional Class shares. Citibank has entered into a sub-arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, with respect to all classes of the Fund, to perform the transfer agency, dividend disbursing, and shareholder servicing functions. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. All fees are paid to FIIOC by Citibank, which is reimbursed by each class for such payments. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 154.14
Class T	18.10
Class B	2.08
Class C	90.15
Intermediate Municipal Income	3,675.09
Institutional Class	714.13
	$ 4,653

Citibank also has a sub-arrangement with Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, under which FSC maintains the Fund's accounting records. The fee is paid to Citibank and is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and accounting expenses by $47 and $32, respectively. In addition, the investment adviser reimbursed a portion of the Fund's operating expenses, including certain Intermediate Municipal Income expenses during the period in the amount of seven dollars.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
From net investment income
Class A	$ 2,698	$ 3,227
Class T	440	487
Class B	41	53
Class C	1,010	1,361
Intermediate Municipal Income	114,784	124,670
Institutional Class	14,357	11,019
Total	$ 133,330	$ 140,817
From net realized gain
Class A	$ 75	$ 228
Class T	12	36
Class B	1	5
Class C	40	134
Intermediate Municipal Income	2,899	8,232
Institutional Class	390	914
Total	$ 3,417	$ 9,549

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Class A
Shares sold	3,333	3,537	$ 34,874	$ 37,027
Reinvestment of distributions	230	253	2,411	2,624
Shares redeemed	(3,327)	(5,475)	(34,725)	(56,761)
Net increase (decrease)	236	(1,685)	$ 2,560	$ (17,110)

Annual Report

9. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Class T
Shares sold	149	310	$ 1,563	$ 3,225
Reinvestment of distributions	29	31	306	327
Shares redeemed	(176)	(540)	(1,832)	(5,587)
Net increase (decrease)	2	(199)	$ 37	$ (2,035)
Class B
Shares sold	2	9	$ 28	$ 87
Reinvestment of distributions	3	3	27	35
Shares redeemed	(65)	(55)	(682)	(575)
Net increase (decrease)	(60)	(43)	$ (627)	$ (453)
Class C
Shares sold	1,135	1,275	$ 11,929	$ 13,390
Reinvestment of distributions	80	109	838	1,132
Shares redeemed	(1,534)	(2,944)	(16,029)	(30,524)
Net increase (decrease)	(319)	(1,560)	$ (3,262)	$ (16,002)
Intermediate Municipal Income
Shares sold	96,331	99,199	$ 1,006,159	$ 1,034,458
Reinvestment of distributions	7,889	9,109	82,535	94,590
Shares redeemed	(64,576)	(155,042)	(673,069)	(1,605,581)
Net increase (decrease)	39,644	(46,734)	$ 415,625	$ (476,533)
Institutional Class
Shares sold	19,704	32,134	$ 206,317	$ 334,547
Reinvestment of distributions	1,025	726	10,749	7,515
Shares redeemed	(9,009)	(17,606)	(94,191)	(182,338)
Net increase (decrease)	11,720	15,254	$ 122,875	$ 159,724

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity School Street Trust and the Shareholders of Fidelity Intermediate Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Intermediate Municipal Income Fund (a fund of Fidelity School Street Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Intermediate Municipal Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 20, 2015

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Elizabeth S. Acton, James C. Curvey, and John Engler, each of the Trustees oversees 233 funds. Ms. Acton and Mr. Engler each oversees 215 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC, President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)
Year of Election or Appointment: 2014 Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present), K12 Inc. (technology-based education company, 2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Robert P. Brown (1963)
Year of Election or Appointment: 2012 Vice President of Fidelity's Bond Funds

Mr. Brown also serves as Vice President of other funds. Mr. Brown serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2010-present), President, Bond Group of FMR (2011-present), Director and Managing Director, Research of Fidelity Management & Research (U.K.) Inc. (2008-present), and is an employee of Fidelity Investments. Previously, Mr. Brown served as President, Money Market Group of FMR (2010-2011) and Vice President of Fidelity's Money Market Funds (2010-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Nancy D. Prior (1967)
Year of Election or Appointment: 2014 Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), President, Fixed Income (2014-present), Vice Chairman of Pyramis Global Advisors, LLC (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond of FMR (2013-2014), President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (2014-present), FMR (2014-present), Fidelity Investments Money Management, Inc. (2014-present), and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Intermediate Municipal Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	02/09/15	02/06/15	$0.002
Class T	02/09/15	02/06/15	$0.002
Class B	02/09/15	02/06/15	$0.002
Class C	02/09/15	02/06/15	$0.002

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2014, $2,999,468, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2014, 100% of the fund's income dividends was free from federal income tax, and 4.33% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Intermediate Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser, Fidelity SelectCo, LLC, to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; tactical opportunities for investment; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Intermediate Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class T, Class B, Institutional Class, and the retail class ranked below its competitive median for 2013 and the total expense ratio of Class C ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of higher 12b-1 fees compared to most competitor funds with Class C. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class C was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments
Money Management, Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Citibank, N.A.

New York, NY

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

(Fidelity Investment logo)(registered trademark)

ALIM-UANN-0215
1.820151.109

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®

Intermediate Municipal Income

Fund - Institutional Class

Annual Report

December 31, 2014

(Fidelity Cover Art)

Institutional Class is a class of
Fidelity® Intermediate Municipal
Income Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	6.65%	4.04%	4.03%

A The initial offering of Institutional Class shares took place on October 31, 2005. Returns prior to October 31, 2005, are those of Fidelity® Intermediate Municipal Income Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Intermediate Municipal Income Fund - Institutional Class on December 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the Barclays® Municipal Bond Index performed over the same period. See footnote A above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Municipal bonds posted a strong result for the 12 months ending December 31, 2014, driven by steady demand, tight supply and improving credit fundamentals. The Barclays® Municipal Bond Index returned 9.05%, significantly outperforming the U.S. investment-grade taxable bond market. Munis were driven, in part, by continued economic growth, declining long-term interest rates, and the relative attractiveness of U.S. markets amid global economic and political uncertainty. More specific to munis, prices rose as investors became more upbeat about the fundamental outlook of many state and local governments. Additionally, a steady stream of municipal bond cash flows - coupon payments, maturities and those due to early bond calls by issuers - fueled reinvestment. Meanwhile, investors took solace that the financial distress experienced by Puerto Rico, Detroit and a few California cities in bankruptcy did not expand to the broader market. Lastly, the tax advantages of munis had particular appeal due to the higher federal tax rates for top earners that took effect in 2013, as well as the new 3.8% Medicare tax on unearned, non-municipal investment income.

Comments from Mark Sommer, Lead Portfolio Manager of Fidelity Advisor® Intermediate Municipal Income Fund: For the year, the fund's Institutional Class shares returned 6.65%, while, the Barclays® 1-17 Year Municipal Bond Index returned 6.36%. I kept the fund's interest rate sensitivity in line with the benchmark, and evaluated bonds based on their yields, as well as their potential for price appreciation. The fund's yield-curve positioning was helpful to performance. Compared with its index, the fund had more exposure to bonds with maturities of less than three years and more than 17 years, and had less exposure to bonds between three and 17 years to maturity. We thought the yield differential, or spread, between longer-term and shorter-term securities would narrow, resulting in the outperformance of the fund's "barbelled" curve positioning. That's exactly what occurred, driven in large measure by investors' appetite for more yield. My decision to overweight the health care sector was rewarded, as investors' appetite for yield helped it outperform higher-quality sectors. We also benefited from an overweighting bonds backed by the states of California, Illinois and New Jersey, which outpaced similar bonds from most other states due to strong demand from yield-seeking investors. The fund's holdings in Puerto Rico bonds, which I all but eliminated by period end, detracted from relative results. The securities we owned, which were primarily backed by the commonwealth, lagged Puerto Rico bonds in the index.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Class A	.66%
Actual		$ 1,000.00	$ 1,020.10	$ 3.36
HypotheticalA		$ 1,000.00	$ 1,021.88	$ 3.36
Class T	.62%
Actual		$ 1,000.00	$ 1,020.30	$ 3.16
HypotheticalA		$ 1,000.00	$ 1,022.08	$ 3.16
Class B	1.24%
Actual		$ 1,000.00	$ 1,017.10	$ 6.30
HypotheticalA		$ 1,000.00	$ 1,018.95	$ 6.31
Class C	1.41%
Actual		$ 1,000.00	$ 1,016.20	$ 7.17
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 7.17
Intermediate Municipal Income	.36%
Actual		$ 1,000.00	$ 1,021.60	$ 1.83
HypotheticalA		$ 1,000.00	$ 1,023.39	$ 1.84
Institutional Class	.41%
Actual		$ 1,000.00	$ 1,021.40	$ 2.09
HypotheticalA		$ 1,000.00	$ 1,023.14	$ 2.09

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five States as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Illinois	13.8	14.7
Florida	10.4	8.8
Texas	10.1	9.4
California	9.2	11.0
New York	8.2	7.9
Top Five Sectors as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	37.9	30.7
Health Care	14.9	15.9
Transportation	9.4	10.1
Electric Utilities	8.6	8.7
Special Tax	8.2	9.4
Weighted Average Maturity as of December 31, 2014
		6 months ago
Years	5.0	4.8

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of December 31, 2014
6 months ago
Years	4.7	5.0

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Quality Diversification (% of fund's net assets)
As of December 31, 2014	As of June 30, 2014
AAA 8.6%	AAA 6.8%
AA,A 75.7%	AA,A 72.2%
BBB 8.3%	BBB 8.2%
BB and Below 0.4%	BB and Below 0.9%
Not Rated 1.6%	Not Rated 2.0%
Short-Term Investments and Net Other Assets 5.4%	Short-Term Investments and Net Other Assets 9.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Municipal Bonds - 94.4%
	Principal Amount (000s)	Value (000s)
Alabama - 0.1%
Birmingham Gen. Oblig. Series 2013 A, 0% 3/1/43 (a)	$ 2,800	$ 2,769
Jefferson County Ltd. Oblig. School Warrants Series 2004 A:
5.25% 1/1/15	2,000	2,000
5.5% 1/1/22	2,300	2,336
		7,105
Arizona - 1.8%
Arizona Ctfs. of Prtn. Series 2010 A:
5% 10/1/16 (FSA Insured)	7,000	7,520
5% 10/1/17 (FSA Insured)	10,000	11,071
5% 10/1/18 (FSA Insured)	2,500	2,837
5.25% 10/1/20 (FSA Insured)	6,695	7,690
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2008 D:
5.5% 1/1/38	6,300	6,921
6% 1/1/27	1,400	1,586
Arizona School Facilities Board Ctfs. of Prtn. Series 2008, 5.75% 9/1/22	15,000	17,286
Glendale Indl. Dev. Auth. Hosp. Rev. (John C. Lincoln Health Network Proj.) Series 2007, 5% 12/1/32 (Pre-Refunded to 12/1/17 @ 100)	1,360	1,523
Phoenix Civic Impt. Corp. Excise Tax Rev.:
Series 2011 A, 5% 7/1/20	1,050	1,233
Series 2011 C, 5% 7/1/21	1,000	1,187
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. Series 2009 A, 5% 7/1/18	7,665	8,693
Phoenix Indl. Solid Waste Disp. Rev. Bonds (Republic Svc., Inc. Proj.) Series 2013, 0.4%, tender 2/2/15 (d)(e)	22,700	22,700
Pima County Swr. Sys. Rev.:
Series 2011 B:
5% 7/1/20	2,150	2,523
5% 7/1/25	2,000	2,315
Series 2012 A:
5% 7/1/22	500	603
5% 7/1/23	1,100	1,329
		97,017
California - 9.2%
ABAG Fin. Auth. for Nonprofit Corps. Rev. (Sharp HealthCare Proj.) Series 2009 B, 6.25% 8/1/39	1,700	1,999
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
California - continued
Alameda Corridor Trans. Auth. Rev. Series 2013 A, 5% 10/1/23	$ 2,160	$ 2,615
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev.:
Bonds 1.5%, tender 4/2/18 (d)	6,800	6,855
Series 2009 F1, 5.625% 4/1/44 (Pre-Refunded to 4/1/19 @ 100)	5,200	6,171
California Dept. of Wtr. Resources Series AI:
5% 12/1/25	2,195	2,633
5% 12/1/29	4,865	5,747
California Econ. Recovery Series 2009 A, 5% 7/1/18	4,510	5,143
California Gen. Oblig.:
Series 2007, 5.625% 5/1/20	50	50
5% 3/1/19	1,470	1,672
5% 11/1/22 (XL Cap. Assurance, Inc. Insured)	2,800	3,132
5% 3/1/26	2,200	2,311
5.25% 12/1/33	110	110
5.25% 4/1/34	30	30
5.5% 8/1/29	13,900	15,881
5.5% 4/1/30	5	5
5.5% 8/1/30	10,000	11,395
6% 3/1/33	12,375	15,313
6% 4/1/38	7,500	8,902
6% 11/1/39	35,800	43,287
6.5% 4/1/33	150	183
California Health Facilities Fing. Auth. Rev.:
(Catholic Healthcare West Proj.) Series 2008 L, 5.125% 7/1/22 (Pre-Refunded to 7/1/15 @ 100)	2,000	2,048
(Providence Health and Svcs. Proj.):
Series C, 6.5% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	100	120
6.5% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	5,300	6,375
(St. Joseph Health Sys. Proj.) Series 2013 A, 5% 7/1/25	4,000	4,859
Bonds (Children's Hosp. of Orange County Proj.) Series 2012 A, 1.84%, tender 7/1/17 (d)	4,500	4,568
Series 2011 D, 5% 8/15/35	3,000	3,369
California Pub. Works Board Lease Rev.:
(Univ. Proj.) Series 2011 B, 5.25% 10/1/24	4,345	5,225
(Various Cap. Proj.) Series 2012 G:
5% 11/1/23	1,000	1,187
5% 11/1/24	1,000	1,180
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
California - continued
California Pub. Works Board Lease Rev.: - continued
(Various Cap. Projects) Series 2011 A:
5.25% 10/1/24	$ 4,000	$ 4,810
5.25% 10/1/25	4,000	4,799
(Various Cap. Projs.):
Series 2009 G1, 5.25% 10/1/17	15,275	17,071
Series 2012 A:
5% 4/1/22	2,100	2,518
5% 4/1/23	5,000	5,961
(Various Judicial Council Projects) Series 2011 D:
5% 12/1/20	3,250	3,846
5% 12/1/21	2,500	2,994
Series 2005 K, 5% 11/1/16	7,195	7,475
Series 2009 G1, 5.75% 10/1/30	2,100	2,477
Series 2009 I, 6.125% 11/1/29	1,300	1,594
Series 2010 A, 5.75% 3/1/30	4,100	4,845
California State Univ. Rev. Series 2009 A:
5.75% 11/1/25	5,000	5,888
5.75% 11/1/28	5,000	5,865
Central Valley Fing. Auth. Cogeneration Proj. Rev. (Carson Ice-Gen. Proj.) Series 2009, 5.25% 7/1/20	600	683
Contra Costa Trans. Auth. Sales Tax Rev. Bonds Series 2012 A, 0.474%, tender 12/12/15 (d)	14,800	14,806
Elsinore Valley Muni. Wtr. District Ctfs. of Prtn. Series 2008 A:
5% 7/1/21 (Berkshire Hathaway Assurance Corp. Insured)	1,815	2,040
5% 7/1/22 (Berkshire Hathaway Assurance Corp. Insured)	3,155	3,544
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2013 A, 5% 6/1/29	5,000	5,742
Los Angeles Cmnty. College District:
Series 2008 A, 6% 8/1/33 (Pre-Refunded to 8/1/19 @ 100)	4,000	4,847
Series 2010 C, 5.25% 8/1/39	3,700	4,380
Los Angeles Cmnty. Redev. Agcy. Lease Rev. (Vermont Manchester Social Svcs. Proj.) Series 2005, 5% 9/1/18 (AMBAC Insured)	1,425	1,461
Los Angeles Dept. of Wtr. & Pwr. Rev. Series A2, 5% 7/1/25 (Pre-Refunded to 7/1/15 @ 100)	1,500	1,535
Los Angeles Muni. Impt. Corp. Lease Rev. Series 2012 C, 5% 3/1/19	3,300	3,795
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
California - continued
Los Angeles Unified School District:
Series 2004 J, 5% 1/1/17	$ 10,000	$ 10,880
Series 2006 A, 5% 7/1/18 (Pre-Refunded to 7/1/16 @ 100)	4,085	4,363
Los Angeles Wastewtr. Sys. Rev. Series 2009 A, 5.75% 6/1/34	4,000	4,681
Metropolitan Wtr. District of Southern California Wtr. Rev. Bonds Series 2011 A, 0.19%, tender 5/1/15 (d)	25,000	25,001
Modesto Irrigation District Elec. Rev. Series 2011 A:
5% 7/1/22	1,000	1,182
5% 7/1/23	3,800	4,445
Northern California Pwr. Agcy. Rev. (Hydroelectric #1 Proj.) Series 2010 A:
5% 7/1/19	1,185	1,367
5% 7/1/20	2,000	2,325
5% 7/1/21	1,500	1,740
5% 7/1/22	2,250	2,605
Oakland Gen. Oblig. Series 2009 B, 6% 1/15/34	1,485	1,715
Oakland Unified School District Alameda County:
Series 2009 A, 6.5% 8/1/21	2,250	2,669
Series 2013, 6.25% 8/1/28	1,860	2,248
Oakland-Alameda County Coliseum Auth. (Oakland Coliseum Proj.) Series 2012 A, 5% 2/1/23	5,865	6,822
Port of Oakland Rev. Series 2012 P, 5% 5/1/22 (e)	5,000	5,905
Poway Unified School District Series B:
0% 8/1/36	12,950	5,339
0% 8/1/37	16,850	6,609
0% 8/1/38	4,650	1,734
0% 8/1/40	2,240	738
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (FGIC Insured)	3,115	1,985
Sacramento Cogeneration Auth. Cogeneration Proj. Rev. (Proctor & Gamble Proj.) Series 2009:
5.25% 7/1/20	700	821
5.25% 7/1/21	700	831
Sacramento Pwr. Auth. Cogeneration Proj. Rev. Series 2005, 5% 7/1/19 (AMBAC Insured)	2,195	2,234
San Bernardino Cmnty. College District Series A, 6.5% 8/1/27 (Pre-Refunded to 8/1/18 @ 100)	3,500	4,179
San Bernardino County Ctfs. of Prtn. (Arrowhead Proj.):
Series 2009 A:
5% 8/1/19	8,465	9,537
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
California - continued
San Bernardino County Ctfs. of Prtn. (Arrowhead Proj.): - continued
Series 2009 A:
5.25% 8/1/26	$ 2,200	$ 2,450
5.5% 8/1/20	2,000	2,316
Series 2009 B, 5% 8/1/18	7,355	8,184
San Diego Convention Ctr. Expansion Series 2012 A, 5% 4/15/23	8,900	10,475
San Diego Pub. Facilities Fing. Auth. Swr. Rev. Series 2009 A:
5% 5/15/21	3,240	3,799
5% 5/15/22	2,000	2,338
San Diego Unified School District:
Series 2008 C:
0% 7/1/34	2,600	1,202
0% 7/1/39	7,200	2,615
0% 7/1/46	20,405	5,199
0% 7/1/47	13,000	3,161
Series 2008 E, 0% 7/1/49	4,500	996
San Jacinto Unified School District Series 2007, 5.25% 8/1/32 (Pre-Refunded to 8/1/17 @ 100)	4,300	4,800
San Marcos Unified School District Series 2010 B:
0% 8/1/35	3,675	1,588
0% 8/1/37	2,000	784
Santa Clara County Fing. Auth. Rev. (El Camino Hosp. Proj.) Series 2007 C, 5.75% 2/1/41 (AMBAC Insured)	5,000	5,482
Santa Monica-Malibu Unified School District Series 1999, 0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,900	1,709
Sonoma County Jr. College District Rev. Series 2002, 5% 8/1/28 (FSA Insured)	385	395
Sweetwater Union High School District Series 2008 A, 5.625% 8/1/47 (FSA Insured)	10,600	11,709
Union Elementary School District Series A, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,310	1,163
Univ. of California Revs.:
Series 2007 K:
5% 5/15/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,145	6,314
5% 5/15/16 (Pre-Refunded to 5/15/15 @ 101)	735	755
Series 2009 O, 5.25% 5/15/39	1,900	2,152
Ventura County Cmnty. College District Series C, 5.5% 8/1/33	4,400	5,042
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
California - continued
Washington Township Health Care District Gen. Oblig. Series 2013 A, 5.5% 8/1/40	$ 3,500	$ 4,124
West Contra Costa Unified School District Series 2012, 5% 8/1/26	7,895	9,374
		485,422
Colorado - 0.5%
Colorado Ctfs. of Prtn. (UCDHSC Fitzsimons Academic Proj.) Series 2005 B:
5% 11/1/17 (Pre-Refunded to 11/1/15 @ 100)	1,000	1,040
5.25% 11/1/24 (Pre-Refunded to 11/1/15 @ 100)	1,400	1,458
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.) 0% 7/15/22 (Escrowed to Maturity)	11,100	9,366
Colorado Health Facilities Auth. Rev.:
(Longmont Hosp. Proj.) Series 2006 B, 5.25% 12/1/16 (Radian Asset Assurance, Inc. Insured)	1,990	2,090
Bonds (Catholic Health Initiatives Proj.) Series 2008 C4, 4%, tender 11/12/15 (d)	5,800	5,985
Denver Health & Hosp. Auth. Healthcare Rev. Series 2007 A, 5% 12/1/15	2,310	2,395
E-470 Pub. Hwy. Auth. Rev.:
Series 1997 B, 0% 9/1/15 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,330	1,322
Series 2010 A:
0% 9/1/35	2,000	846
0% 9/1/37	3,000	1,144
0% 9/1/38	3,760	1,365
		27,011
Connecticut - 1.8%
Connecticut Dev. Auth. Poll. Cont. Rev. Bonds Series 2011 A, 1.55%, tender 4/1/15 (d)(e)	4,700	4,713
Connecticut Gen. Oblig.:
(Econ. Recovery Proj.) Series 2009 A, 5% 1/1/16	15,940	16,697
Series 2012 C, 5% 6/1/16	12,230	13,013
Series 2012 E, 5% 9/15/23	3,000	3,627
Series 2013 A:
0.18% 3/1/15 (d)	3,200	3,201
0.27% 3/1/16 (d)	1,400	1,403
0.38% 3/1/17 (d)	1,600	1,602
Series 2014 C, 5% 12/15/16	20,600	22,376
Series 2014 D, 2% 6/15/16	4,400	4,500
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Connecticut - continued
Connecticut Gen. Oblig.: - continued
Series 2014 E, 4% 9/1/16	$ 15,000	$ 15,868
Connecticut Health & Edl. Facilities Auth. Rev. (Yale-New Haven Hosp. Proj.) Series J1, 5% 7/1/31 (Pre-Refunded to 7/1/16 @ 100)	5,000	5,339
		92,339
Delaware, New Jersey - 0.2%
Delaware River & Bay Auth. Rev. Series 2014 C:
5% 1/1/22	3,000	3,552
5% 1/1/24	1,270	1,531
5% 1/1/25	2,750	3,293
		8,376
District Of Columbia - 0.3%
District of Columbia Rev. Series A, 5% 6/1/40	6,700	7,218
District of Columbia Wtr. & Swr. Auth. Pub. Util. Rev. Series 2007 A, 5.5% 10/1/41 (Pre-Refunded to 10/1/17 @ 100)	7,900	8,924
		16,142
Florida - 10.4%
Brevard County School Board Ctfs. of Prtn. Series 2014:
5% 7/1/27	3,300	3,907
5% 7/1/30	7,455	8,691
Broward County Arpt. Sys. Rev. Series 2012 Q1, 5% 10/1/23	3,100	3,692
Broward County School Board Ctfs. of Prtn.:
Series 2007 A, 5% 7/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,180	2,321
Series 2012 A:
5% 7/1/21	5,380	6,368
5% 7/1/22	5,000	5,961
5% 7/1/25	5,635	6,521
5% 7/1/26	24,585	28,179
Citizens Property Ins. Corp.:
Series 2010 A1, 5% 6/1/16 (FSA Insured)	6,000	6,369
Series 2011 A1, 5% 6/1/18	2,000	2,251
Clay County School Board Ctfs. of Prtn. Series 2005 B, 5% 7/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,385	1,415
Clearwater Wtr. and Swr. Rev. Series 2011:
5% 12/1/21	1,300	1,551
5% 12/1/23	2,245	2,639
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Florida - continued
Clearwater Wtr. and Swr. Rev. Series 2011: - continued
5% 12/1/24	$ 2,365	$ 2,765
Escambia County Solid Waste Disp. Rev. Bonds (Gulf Pwr. Co. Proj.) Series 2009, 1.35%, tender 6/2/15 (d)	2,100	2,108
Flagler County School Board Ctfs. Series 2005 A, 5% 8/1/16 (Pre-Refunded to 8/1/15 @ 100)	2,105	2,163
Florida Board of Ed. Pub. Ed. Cap. Outlay:
Series 2006 C, 5% 6/1/29	3,400	3,730
Series 2009 A, 5% 6/1/16	2,000	2,129
Series 2009 C, 5% 6/1/16	3,900	4,152
Series 2009 D, 5% 6/1/21	2,780	3,245
Series 2011 A, 5% 6/1/16	6,100	6,494
Series 2011 C:
5% 6/1/20	12,380	14,599
5% 6/1/22	10,000	11,967
Series 2011 E, 5% 6/1/24	5,000	5,900
Series 2012 C, 5% 6/1/16	5,600	5,962
Series A, 5.5% 6/1/38	1,800	2,043
Florida Correctional Privatization Communications Ctfs. of Prtn. Series 2004 A, 5% 8/1/15 (AMBAC Insured)	2,690	2,699
Florida Dept. of Trans. Rev. Series 2005 A, 5% 7/1/16	3,465	3,544
Florida Dev. Fin. Corp. Healthcare Facility Rev. 6% 2/1/33	4,900	5,563
Florida Gen. Oblig. (Dept. of Trans. Right-of-Way and Bridge Construction Proj.) Series 2008 A, 5.375% 7/1/28	3,375	3,758
Florida Muni. Pwr. Agcy. Rev.:
(St. Lucie Proj.) Series 2012 A, 5% 10/1/26	12,300	14,207
(Stanton II Proj.) Series 2012 A, 5% 10/1/22	2,830	3,353
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt, Inc. Prog.):
Series 2005 I:
5% 11/15/17	2,600	2,881
5% 11/15/18	2,000	2,266
Series 2008 B, 6% 11/15/37	12,000	14,108
Series B:
5% 11/15/17 (Pre-Refunded to 11/15/15 @ 100)	150	156
5% 11/15/17 (Pre-Refunded to 11/16/15 @ 100)	1,050	1,094
Hillsborough County Indl. Dev. Auth. Indl. Dev. Rev. (Health Facilities/Univ. Cmnty. Hosp. Proj.) Series 2008 B, 8% 8/15/32 (Pre-Refunded to 8/15/19 @ 101)	3,600	4,687
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Florida - continued
Indian River County School Board Ctfs. of Prtn. Series 2014:
5% 7/1/24	$ 2,670	$ 3,181
5% 7/1/25	2,000	2,397
Indian River County Wtr. & Swr. Rev.:
5% 9/1/21	1,855	2,138
5% 9/1/22	2,270	2,615
Jacksonville Sales Tax Rev. Series 2012:
5% 10/1/22	4,000	4,850
5% 10/1/23	5,320	6,357
Jacksonville Trans. Rev. Series 2012 A, 5% 10/1/23	2,000	2,390
JEA Wtr. & Swr. Sys. Rev. Series 2010 C, 5% 10/1/20	1,785	2,042
Lake County School Board Ctfs. of Prtn.:
Series 2006 B, 5% 6/1/20 (AMBAC Insured)	2,000	2,109
Series 2014 A:
5% 6/1/25 (FSA Insured)	1,000	1,187
5% 6/1/26 (FSA Insured)	1,800	2,117
5% 6/1/28 (FSA Insured)	500	582
Marion County School Board Ctfs. of Prtn. Series 2005 B:
5.25% 6/1/23 (Pre-Refunded to 6/1/15 @ 100)	3,330	3,398
5.25% 6/1/24 (Pre-Refunded to 6/1/15 @ 100)	3,750	3,827
Miami Beach Health Facilities Auth. Hosp. Rev. (Mount Sinai Med. Ctr. of Florida Proj.) Series 2012:
5% 11/15/21	1,000	1,173
5% 11/15/22	500	589
Miami-Dade County Aviation Rev.:
Series 2010 A, 5.375% 10/1/41	4,700	5,237
Series 2010 B, 5% 10/1/35 (FSA Insured)	10,225	11,318
Series 2012 A:
5% 10/1/22 (e)	3,000	3,524
5% 10/1/24 (e)	10,000	11,649
5% 10/1/24	2,165	2,560
Series 2014 A:
5% 10/1/27 (e)	1,325	1,540
5% 10/1/29 (e)	2,805	3,227
Miami-Dade County Cap. Asset Acquisition Series 2012 A, 5% 10/1/25	2,250	2,652
Miami-Dade County Edl. Facilities Rev. (Univ. of Miami Proj.) Series 2008 A, 5.75% 4/1/28	3,200	3,380
Miami-Dade County Expressway Auth.:
Series 2010 A, 5% 7/1/40	8,200	8,856
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Florida - continued
Miami-Dade County Expressway Auth.: - continued
Series 2014 A, 5% 7/1/44	$ 1,800	$ 2,013
Miami-Dade County Pub. Facilities Rev. (Jackson Health Sys. Proj.) Series 2005 B, 5% 6/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,195	8,018
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2008 A, 5% 8/1/15 (AMBAC Insured)	5,990	6,150
Series 2014 D:
5% 11/1/24	11,680	14,050
5% 11/1/25	12,235	14,555
5% 11/1/26	7,950	9,405
Miami-Dade County Transit Sales Surtax Rev. Series 2012:
5% 7/1/21	1,250	1,479
5% 7/1/42	1,675	1,860
Miami-Dade County Wtr. & Swr. Rev. Series 2008 A, 5.25% 10/1/18 (FSA Insured)	8,000	9,212
North Brevard County Hosp. District Rev.:
5.75% 10/1/38	2,210	2,422
5.75% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	5,425	6,355
5.75% 10/1/43	535	582
5.75% 10/1/43 (Pre-Refunded to 10/1/18 @ 100)	1,315	1,540
Orange County Health Facilities Auth.:
(Orlando Health, Inc.) Series 2009, 5.25% 10/1/20	4,520	5,216
Series 2012 A, 5% 10/1/42	12,650	13,685
Series 2012 B, 5% 10/1/42	5,200	5,625
Orange County Health Facilities Auth. Rev. (Orlando Reg'l. Health Care Sys. Proj.) Series 1996 A, 6.25% 10/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000	5,767
Orange County School Board Ctfs. of Prtn.:
Series 2012 B, 5% 8/1/26	4,000	4,662
Series 2015 C, 5% 8/1/29 (c)	7,000	8,316
Orlando & Orange County Expressway Auth. Rev. Series 2012, 5% 7/1/20	2,000	2,333
Orlando Utils. Commission Util. Sys. Rev.:
Series 2011 B:
5% 10/1/19	1,500	1,749
5% 10/1/20	3,500	4,127
Series 2012 A:
5% 10/1/23	1,700	2,085
5% 10/1/25	900	1,129
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Florida - continued
Palm Beach County School Board Ctfs. of Prtn.:
Series 2014 B, 5% 8/1/25	$ 3,200	$ 3,939
Series 2015 B:
5% 8/1/25 (c)	1,625	1,975
5% 8/1/27 (c)	8,285	9,926
5% 8/1/28 (c)	5,485	6,544
5% 8/1/26 (c)	10,460	12,574
Palm Beach County Solid Waste Auth. Rev.:
Series 2009, 5.25% 10/1/18 (Berkshire Hathaway Assurance Corp. Insured)	15,000	17,272
Series 2011, 5% 10/1/24	8,600	10,171
Putnam County Dev. Auth. Poll. Cont. Rev. Bonds (Seminole Elec. Coop., Inc. Proj.) Series 2007 B, 5.35%, tender 5/1/18 (d)	5,200	5,849
Saint Lucie County School Board Ctfs. of Prtn.:
Series 2005, 5% 7/1/17 (Pre-Refunded to 7/1/15 @ 100)	1,410	1,443
Series 2013 A:
5% 7/1/25	2,000	2,327
5% 7/1/27	4,255	4,913
South Lake County Hosp. District (South Lake Hosp., Inc.) Series 2009 A, 6.25% 4/1/39	2,700	3,046
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Health South Florida Obligated Group Proj.) Series 2007, 5% 8/15/15	5,000	5,147
Tampa Health Sys. Rev. Series 2010, 5% 11/15/19	1,500	1,737
Tampa Solid Waste Sys. Rev. Series 2010:
5% 10/1/17 (FSA Insured) (e)	5,965	6,555
5% 10/1/18 (FSA Insured) (e)	10,515	11,798
5% 10/1/19 (FSA Insured) (e)	5,965	6,784
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/28	1,900	2,155
		546,823
Georgia - 3.0%
Colquitt County Dev. Auth. Rev. Series C, 0% 12/1/21 (Escrowed to Maturity)	7,015	6,195
DeKalb County Hosp. Auth. Rev. (DeKalb Med. Ctr., Inc. Proj.) Series 2010:
6% 9/1/30	5,800	6,490
6.125% 9/1/40	7,190	7,906
DeKalb County Wtr. & Swr. Rev. Series 2011 A, 5.25% 10/1/25	1,480	1,759
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Georgia - continued
Fulton County Facilities Corp. Ctfs. of Prtn. (Gen. Purp. Proj.) Series 2009:
5% 11/1/15	$ 3,000	$ 3,101
5% 11/1/18	6,000	6,829
5% 11/1/19	3,000	3,447
Georgia Gen. Oblig. Series 2014 D, 5% 7/1/16	30,630	32,720
Georgia Muni. Elec. Auth. Pwr. Rev.:
(Proj. One):
Series 2008 A:
5.25% 1/1/18	7,500	8,410
5.25% 1/1/20	1,625	1,901
Series 2008 D, 5.75% 1/1/19	11,500	13,367
Series 2009 B, 5% 1/1/16	2,500	2,614
Series 2005 V:
6.6% 1/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	955	1,018
6.6% 1/1/18 (Pre-Refunded to 1/1/18 @ 100) (Escrowed to Maturity)	15	15
Series 2011 A, 5% 1/1/21	9,000	10,594
Series GG:
5% 1/1/22	3,000	3,580
5% 1/1/24	3,625	4,269
5% 1/1/25	1,250	1,461
5% 1/1/26	5,000	5,817
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.):
Series 2014 U, 5% 10/1/24	1,400	1,691
Series Q, 5% 10/1/22	2,000	2,340
Series S:
5% 10/1/22	1,275	1,492
5% 10/1/24	2,425	2,840
Metropolitan Atlanta Rapid Transit Auth. Sales Tax Rev. Third Series 2009 A, 5.25% 7/1/36	11,600	13,377
Richmond County Hosp. Auth. (Univ. Health Svcs., Inc. Proj.) Series 2009, 5.5% 1/1/36	11,000	12,240
		155,473
Hawaii - 0.2%
Hawaii Arpts. Sys. Rev. Series 2010 B, 5% 7/1/15 (e)	4,995	5,113
Hawaii Gen. Oblig. Series DR, 5% 6/1/18	3,655	4,135
		9,248
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Idaho - 0.2%
Idaho Health Facilities Auth. Rev.:
(St. Luke's Health Sys. Proj.) Series 2008 A:
6.5% 11/1/28	$ 2,700	$ 3,154
6.75% 11/1/37	2,600	3,027
(Trinity Health Group Proj.) 2008 B, 6.25% 12/1/33	1,600	1,861
		8,042
Illinois - 13.8%
Chicago Board of Ed.:
Series 1997 A, 0% 12/1/15 (AMBAC Insured)	1,150	1,144
Series 1999 A:
0% 12/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000	980
5.25% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,500	1,659
Series 2009 D:
5% 12/1/19 (Assured Guaranty Corp. Insured)	2,635	2,898
5% 12/1/20 (Assured Guaranty Corp. Insured)	5,960	6,539
5% 12/1/21 (Assured Guaranty Corp. Insured)	5,200	5,695
Series 2010 F, 5% 12/1/31	20,000	20,743
Series 2011 A, 5.5% 12/1/39	5,900	6,330
Series 2012 A, 5% 12/1/42	14,300	14,732
Chicago Gen. Oblig.:
(Cap. Impt. Proj.) Series 1999:
0% 1/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,600	2,122
0% 1/1/39 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	11,370	3,397
(City Colleges Proj.) Series 1999:
0% 1/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,350	4,321
0% 1/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	17,310	15,210
Series 2004 A, 5.25% 1/1/29 (FSA Insured)	190	191
Series 2006 A, 5% 1/1/23 (FSA Insured)	10,975	11,327
Series 2008 C, 5% 1/1/34	1,300	1,332
Series 2009 A:
5% 1/1/22	2,930	3,168
5% 1/1/27 (FSA Insured)	3,900	4,195
Series 2012 A:
5% 1/1/33	5,000	5,215
5% 1/1/34	2,090	2,174
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Illinois - continued
Chicago Gen. Oblig.: - continued
Series 2012 C:
5% 1/1/23	$ 1,000	$ 1,077
5% 1/1/25	1,000	1,069
5.25% 1/1/29	12,100	13,156
5.25% 1/1/30	17,000	18,417
Chicago Midway Arpt. Rev. Series 2014 B:
5% 1/1/19	350	399
5% 1/1/22	1,000	1,176
5% 1/1/24	3,330	3,981
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2005 A, 5.25% 1/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000	1,047
Series 2010 D:
5.25% 1/1/18 (e)	750	838
5.25% 1/1/19 (e)	5,125	5,855
Series 2011 B, 5% 1/1/20	4,430	5,142
Series 2011 C, 6.5% 1/1/41	14,475	17,702
Series 2012 A, 5% 1/1/22	1,750	2,077
Series 2012 B, 5% 1/1/22 (e)	7,000	8,101
Chicago Park District Gen. Oblig.:
Series 2010 C:
5% 1/1/22	3,155	3,597
5% 1/1/23	3,400	3,852
5% 1/1/24	2,000	2,249
5.25% 1/1/37	3,385	3,714
5.25% 1/1/40	1,575	1,716
Series 2014 D, 4% 1/1/19	2,000	2,185
Chicago Sales Tax Rev. Series 1998, 5.5% 1/1/16 (FGIC Insured) (FSA Insured)	2,400	2,513
Chicago Transit Auth. Cap. Grant Receipts Rev.:
(Fed. Transit Administration Section 5307 Proj.) Series 2008 A, 5.25% 6/1/23 (Assured Guaranty Corp. Insured)	1,700	1,860
5% 6/1/19 (AMBAC Insured)	3,705	3,965
5% 6/1/19 (Pre-Refunded to 12/1/16 @ 100)	745	808
Chicago Wastewtr. Transmission Rev. Series 2012, 5% 1/1/23	1,300	1,512
Chicago Wtr. Rev. Series 2008, 5.25% 11/1/33	5,200	5,694
Cook County Forest Preservation District:
Series 2012 B:
5% 12/15/23	1,000	1,149
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Illinois - continued
Cook County Forest Preservation District: - continued
Series 2012 B:
5% 12/15/24	$ 1,000	$ 1,164
Series 2012 C, 5% 12/15/25	2,120	2,459
Cook County Gen. Oblig.:
Series 2010 A, 5.25% 11/15/24	17,925	20,690
Series 2010 G, 5% 11/15/25	2,940	3,345
Series 2011 A, 5.25% 11/15/24	1,500	1,717
Series 2012 C:
5% 11/15/22	2,000	2,331
5% 11/15/23	4,980	5,767
5% 11/15/24	18,655	21,617
5% 11/15/25	520	599
Cook County Thorton Township High School District #205 Series 2008, 5.5% 12/1/19 (Assured Guaranty Corp. Insured)	1,660	1,929
DuPage County Forest Preserve District Rev. Series 2000, 0% 11/1/17	2,700	2,592
Grundy, Kendall & Will County Cmnty. High School District #111 Gen. Oblig. Series 2006 A, 5.25% 5/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,255	3,447
Illinois Dedicated Tax Rev. Series B, 0% 12/15/18 (AMBAC Insured)	1,800	1,583
Illinois Dev. Fin. Auth. Retirement Hsg. Regency Park Rev. 0% 7/15/23 (Escrowed to Maturity)	28,900	23,901
Illinois Fin. Auth. Gas Supply Rev. Bonds (Peoples Gas Lt. and Coke Co. Proj.) Series 2005 A, 4.3%, tender 6/1/16 (AMBAC Insured) (d)	1,400	1,470
Illinois Fin. Auth. Rev.:
(Advocate Health Care Proj.) Series 2008 D, 6.5% 11/1/38 (Pre-Refunded to 11/1/18 @ 100)	2,615	3,146
(Central DuPage Health Proj.) Series 2009 B, 5.375% 11/1/39	5,200	5,819
(DePaul Univ. Proj.) Series 2005 A, 5% 10/1/18 (XL Cap. Assurance, Inc. Insured) (Pre-Refunded to 10/1/18 @ 100)	2,815	2,904
(Northwest Cmnty. Hosp. Proj.) Series 2008 A, 5.5% 7/1/38	6,840	7,555
(Palos Cmnty. Hosp. Proj.) Series 2010 C:
5% 5/15/18	8,415	9,432
5% 5/15/19	3,940	4,495
(Provena Health Proj.) Series 2010 A:
6% 5/1/20	2,060	2,471
6.25% 5/1/21	6,395	7,706
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Illinois - continued
Illinois Fin. Auth. Rev.: - continued
(Sherman Health Systems Proj.) Series 2007 A, 5.5% 8/1/37 (Pre-Refunded to 8/1/17 @ 100)	$ 14,655	$ 16,419
(Silver Cross Hosp. and Med. Ctr. Proj.) Series 2008 A, 5.5% 8/15/30	1,485	1,632
(The Univ. of Chicago Med. Ctr. Proj.) Series 2009 B, 5% 8/15/23	4,700	5,412
Series 2008 A, 5.625% 1/1/37	21,070	22,802
Series 2009 A, 7.25% 11/1/38	5,865	6,942
Series 2009:
6.875% 8/15/38	325	380
7% 8/15/44	12,915	15,129
Series 2010 A:
5.5% 8/15/24	2,110	2,397
5.75% 8/15/29	1,440	1,623
Series 2010, 5.25% 8/15/36	675	724
Series 2012 A, 5% 5/15/23	1,480	1,711
Series 2012:
5% 9/1/32	8,100	8,646
5% 9/1/38	10,910	11,476
5% 11/15/43	3,265	3,543
Series 2013:
5% 11/15/26	2,675	3,073
5% 11/15/29	805	911
5% 5/15/43	7,800	8,231
Illinois Gen. Oblig.:
Series 2002, 5.5% 8/1/15 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,200	2,262
Series 2006:
5% 1/1/18	9,600	10,504
5% 1/1/19	3,200	3,544
Series 2007 B, 5% 1/1/15	1,150	1,150
Series 2010, 5% 1/1/21 (FSA Insured)	12,000	13,339
Series 2012 A, 5% 1/1/33	3,600	3,836
Series 2012:
5% 8/1/19	4,475	4,992
5% 3/1/20	3,280	3,682
5% 3/1/21	2,750	3,088
5% 8/1/21	1,600	1,801
5% 3/1/22	5,000	5,602
5% 8/1/22	6,600	7,407
5% 8/1/23	3,400	3,831
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Illinois - continued
Illinois Gen. Oblig.: - continued
Series 2013, 5.5% 7/1/38	$ 4,000	$ 4,449
Series 2014, 5.25% 2/1/31	8,000	8,935
Illinois Sales Tax Rev.:
Series 2010:
5% 6/15/15	1,200	1,226
5% 6/15/16	10,000	10,644
Series 2013, 5% 6/15/25	13,360	15,832
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2006 A1, 5% 1/1/26 (Pre-Refunded to 7/1/16 @ 100)	2,300	2,456
Series 2006 A2, 5% 1/1/31 (Pre-Refunded to 7/1/16 @ 100)	34,640	36,988
Joliet School District #86 Gen. Oblig. Series 2002, 0% 11/1/21 (FSA Insured)	6,870	5,551
Kane & DeKalb Counties Cmnty. Unit School District #302 Series 2008, 5.5% 2/1/27 (FSA Insured)	2,000	2,097
Kane, McHenry, Cook & DeKalb Counties Unit School District #300:
0% 12/1/18 (AMBAC Insured)	3,960	3,688
0% 12/1/18 (Escrowed to Maturity)	595	567
Lake County Cmnty. Consolidated School District #73 Gen. Oblig.:
0% 12/1/15 (Escrowed to Maturity)	860	858
0% 12/1/15 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,265	2,250
Lake County Cmnty. High School District #117, Antioch Series 2000 B, 0% 12/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,300	4,359
Lake County Cmnty. Unit School District #60 Waukegan Series 1996 C, 0% 12/1/15 (FSA Insured)	3,810	3,765
McHenry & Kane Counties Cmnty. Consolidated School District #158 Series 2004, 0% 1/1/24 (FSA Insured)	8,040	5,876
McHenry County Conservation District Gen. Oblig. Series 2014:
5% 2/1/24	2,300	2,776
5% 2/1/27	6,000	7,327
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 1992 A, 0% 6/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,415	1,235
Series 1996 A, 0% 6/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,700	2,837
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Illinois - continued
Metropolitan Pier & Exposition: - continued
(McCormick Place Expansion Proj.):
Series 2002 A, 0% 12/15/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	$ 10,340	$ 5,305
Series 2010 B1:
0% 6/15/43 (FSA Insured)	15,825	4,141
0% 6/15/44 (FSA Insured)	37,400	9,308
0% 6/15/46 (FSA Insured)	4,730	1,065
0% 6/15/47 (FSA Insured)	3,755	803
Series 2012 B, 0% 12/15/51	48,500	8,229
Series 2002 A, 0% 12/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,235	3,160
0% 6/15/16 (Escrowed to Maturity)	1,050	1,043
0% 6/15/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,500	2,460
0% 6/15/17 (Escrowed to Maturity)	1,175	1,152
0% 6/15/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,065	1,992
Univ. of Illinois Board of Trustees Ctfs. of Prtn. Series 2009 A:
5% 10/1/17	1,000	1,107
5% 10/1/19	1,475	1,630
Univ. of Illinois Rev.:
(Auxiliary Facilities Sys. Proj.) Series 2009 A, 5.75% 4/1/38	2,670	3,071
Series 2013:
6% 10/1/42	3,900	4,606
6.25% 10/1/38	3,900	4,554
Will County Cmnty. Unit School District #365-U:
0% 11/1/16 (Escrowed to Maturity)	995	986
0% 11/1/16 (FSA Insured)	3,005	2,949
0% 11/1/17 (FSA Insured)	1,300	1,250
		724,978
Indiana - 3.4%
Clark-Pleasant 2004 School Bldg. Corp. Series 2005, 5.25% 7/15/21 (Pre-Refunded to 7/15/15 @ 100)	1,405	1,442
Crown Point Multi-School Bldg. Corp. (Crown Point Cmnty. School Corp. Proj.) Series 2000, 0% 1/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,850	6,614
Delaware County Ind. Hosp. Auth. Series 2006, 5.125% 8/1/29 (Pre-Refunded to 8/1/16 @ 100)	2,000	2,145
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Indiana - continued
Franklin Township Independent School Bldg. Corp., Marion County Series 2005, 5% 7/15/15 (Escrowed to Maturity)	$ 1,700	$ 1,721
Hamilton Heights School Bldg. Corp. Series 2006:
5.25% 7/15/15 (FSA Insured)	1,010	1,037
5.25% 7/15/16 (FSA Insured)	2,095	2,248
Hobart Bldg. Corp. Series 2006, 6.5% 1/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	11,380	14,137
Indiana Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2001, 4.7%, tender 10/1/15 (d)(e)	1,650	1,702
Indiana Fin. Auth. Econ. Dev. Rev. Bonds (Republic Svcs., Inc. Proj.) Series A, 0.4%, tender 3/2/15 (d)(e)	6,800	6,801
Indiana Fin. Auth. Health Sys. Rev. (Sisters of Saint Francis Health Svcs., Inc. Obligated Group Proj.) Series 2008 C, 5.375% 11/1/32	4,200	4,705
Indiana Fin. Auth. Hosp. Rev. Series 2013, 5% 8/15/25	3,110	3,622
Indiana Fin. Auth. Rev.:
(l-69 Section 5 Proj.) Series 2014:
5.25% 9/1/25 (e)	1,160	1,351
5.25% 9/1/27 (e)	700	798
(State Revolving Fund Prog.) Series 2010 A, 4% 2/1/16	1,460	1,517
(Trinity Health Cr. Group Proj.) Series 2009 A:
5% 12/1/16	2,220	2,401
5% 12/1/17	855	952
Series 2012:
5% 3/1/22	1,000	1,151
5% 3/1/23	1,000	1,144
5% 3/1/30	1,050	1,158
5% 3/1/41	5,310	5,726
Indiana Health & Edl. Facilities Fing. Auth. Rev. Bonds (Ascension Health Sr. Cr. Group Proj.) Series 2006 B1, 4.1%, tender 11/3/16 (d)	7,800	8,315
Indiana Health Facility Fing. Auth. Rev. Bonds:
(Ascension Health Cr. Group Proj.) Series 2001 A2, 1.6%, tender 2/1/17 (d)	5,900	5,994
Series 2001 A1, 0.3%, tender 11/15/36	40,465	40,461
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev.:
Series 2012 A:
5% 1/1/24	1,000	1,172
5% 1/1/25	1,000	1,165
5% 1/1/26	2,745	3,180
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Indiana - continued
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev.: - continued
Series A, 5% 1/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	$ 1,150	$ 1,150
Indiana State Fin. Auth. Wastewtr. Util. Rev.:
(CWA Auth. Proj.) Series 2012 A, 5% 10/1/25	2,165	2,559
Series 2011 A, 5.25% 10/1/24	4,025	4,762
Indiana Trans. Fin. Auth. Hwy. Rev. Series 1993 A:
0% 6/1/17 (AMBAC Insured)	3,000	2,896
0% 12/1/17 (AMBAC Insured)	1,470	1,407
0% 6/1/18 (AMBAC Insured)	1,740	1,646
Indianapolis Thermal Energy Sys. Series 2010 B:
5% 10/1/20	8,310	9,654
5% 10/1/21	5,500	6,459
Lake Central Multi-District School Bldg. Corp. Series 2012 B:
4% 1/15/22	1,455	1,620
5% 7/15/22	1,000	1,197
5% 7/15/23	2,700	3,221
5% 7/15/24	4,185	4,958
5% 7/15/25	4,330	5,099
Portage Township Multi-School Bldg. Corp. Series 2005:
5.25% 7/15/19 (Pre-Refunded to 7/15/15 @ 100)	1,530	1,571
5.25% 7/15/27 (Pre-Refunded to 7/15/15 @ 100)	1,310	1,345
Wawasee Cmnty. School Corp. New Elementary and Remodeling Bldg. Corp. Series 2005, 5% 7/15/15 (FSA Insured)	1,455	1,492
Wayne Township Marion County School Bldg. Corp. Series 2007, 5.5% 7/15/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,295	2,489
		176,184
Iowa - 0.1%
Iowa Fin. Auth. Health Facilities Rev. Series 2005 A, 5% 2/15/17 (Assured Guaranty Corp. Insured)	1,685	1,829
Waukee Cmnty. School District Series 2014 C, 4% 6/1/16	3,140	3,298
		5,127
Kansas - 0.4%
Kansas Dev. Fin. Agcy. (Adventist Health Sys./Sunbelt Obligated Group Proj.) Series 2009 D, 5% 11/15/19	285	329
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Kansas - continued
Kansas Dev. Fin. Auth. Health Facilities Rev.:
(Hayes Med. Ctr., Inc. Proj.) Series 2010 Q, 5% 5/15/20	$ 1,110	$ 1,241
(KU Health Sys. Proj.) Series 2011 H, 5% 3/1/25	1,000	1,135
Overland Park Sales Tax Spl. Oblig. Rev. Series 2012, 4.375% 12/15/23	3,600	3,648
Topeka Combined Util. Impt. Rev. Series 2005 A, 6% 8/1/23 (Pre-Refunded to 8/1/15 @ 101)	1,430	1,492
Wichita Hosp. Facilities Rev. (Via Christi Health Sys., Inc. Proj.) Series 2009 III A, 5% 11/15/17 (Escrowed to Maturity)	5,000	5,598
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev.:
Series 2012 A:
5% 9/1/23	1,025	1,194
5% 9/1/24	4,415	5,113
Series 2012 B, 5% 9/1/24	1,500	1,738
		21,488
Kentucky - 1.2%
Jefferson County School District Fin. Corp. School Bldg. Rev. Series 2009 A, 5.25% 1/1/15 (FSA Insured)	1,290	1,290
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. (St. Elizabeth Med. Ctr., Inc. Proj.) Series 2009 A, 5.5% 5/1/39	3,000	3,410
Kentucky State Property & Buildings Commission Rev.:
(#106 Proj.) Series 2013 A, 5% 10/1/27	3,865	4,569
(#90 Proj.) 5.75% 11/1/23	12,000	13,905
Louisville & Jefferson County Series 2013 A:
5.5% 10/1/33	2,500	2,904
5.75% 10/1/38	6,430	7,516
Louisville & Jefferson County Metropolitan Govt. Health Facilities Rev. (Jewish Hosp. & St. Mary's HealthCare Proj.) Series 2008, 6.125% 2/1/37 (Pre-Refunded to 2/1/18 @ 100)	23,325	27,014
Louisville/Jefferson County Metropolitan Govt. Poll. Cont. Rev. Bonds (Louisville Gas and Elec. Co. Proj.) Series 2007 B, 1.15%, tender 6/1/17 (d)	3,050	3,038
		63,646
Louisiana - 1.2%
Louisiana Gas & Fuel Tax Rev. Bonds Series 2013 B, 0.579%, tender 5/1/17 (d)	30,000	30,187
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Louisiana - continued
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2009, 6.75% 7/1/39	$ 1,700	$ 2,002
Louisiana Pub. Facilities Auth. Rev.:
5% 7/1/15	1,705	1,744
5% 7/1/15 (Escrowed to Maturity)	1,035	1,059
Louisiana Stadium and Exposition District Series 2013 A, 5% 7/1/24	2,125	2,540
New Orleans Gen. Oblig.:
Series 2005, 5.25% 12/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,740	1,807
Series 2012, 5% 12/1/20	3,200	3,652
Tobacco Settlement Fing. Corp. Series 2013 A, 5% 5/15/26	19,400	20,836
		63,827
Maine - 0.3%
Maine Health & Higher Ed. Facilities Auth. Rev. Series 2008 D, 5.75% 7/1/38	4,200	4,629
Maine Tpk. Auth. Tpk. Rev.:
Series 2007, 5.25% 7/1/32 (AMBAC Insured)	2,080	2,254
Series 2009, 6% 7/1/38	1,800	2,095
Series 2014, 5% 7/1/16	4,340	4,633
		13,611
Maryland - 1.6%
Maryland Econ. Dev. Corp. Poll. Cont. Rev. (Potomac Elec. Proj.) Series 2006, 6.2% 9/1/22	4,000	4,729
Maryland Gen. Oblig. Series 2012 B, 5% 8/1/16	8,300	8,895
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Doctors Cmnty. Hosp. Proj.) Series 2010, 5.75% 7/1/38	7,755	8,307
(Univ. of Maryland Med. Sys. Proj.):
Series 2008 F:
5% 7/1/17	1,190	1,307
5% 7/1/18	2,500	2,812
Series 2010, 5.125% 7/1/39	3,600	3,883
(Upper Chesapeake Hosp. Proj.) Series 2008 C, 5.5% 1/1/18	1,095	1,122
Bonds:
Series 2012 C, 0.934%, tender 11/15/17 (d)	14,800	14,945
Series 2013 A:
0.684%, tender 5/15/18 (d)	5,800	5,839
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Maryland - continued
Maryland Health & Higher Edl. Facilities Auth. Rev.: - continued
Bonds:
Series 2013 A:
0.705%, tender 5/15/18 (d)	$ 8,400	$ 8,461
Series 2010, 5.625% 7/1/30	2,400	2,599
Series 2013 A:
5% 7/1/24	1,245	1,450
5% 7/1/25	1,060	1,228
Montgomery County Gen. Oblig.:
(Dept. of Liquor Cont. Proj.) Series 2009 A, 5% 4/1/16	1,665	1,761
Series 2009 A, 5% 11/1/16	15,570	16,849
		84,187
Massachusetts - 1.7%
Braintree Gen. Oblig. Series 2009, 5% 5/15/20	2,570	2,976
Massachusetts Dev. Fin. Agcy. Rev.:
(Boston College Proj.) Series Q1, 5% 7/1/21	1,840	2,116
Bonds Series 2013 U-6E, 0.59%, tender 9/30/16 (d)	7,100	7,114
Series 2013 A, 6.25% 11/15/28 (b)	5,000	5,541
Massachusetts Gen. Oblig.:
Series 2004 B, 5.25% 8/1/20	13,865	16,576
Series 2006 D, 5% 8/1/22 (Pre-Refunded to 8/1/16 @ 100)	5,760	6,172
Series 2007 C:
5.25% 8/1/22 (Pre-Refunded to 8/1/17 @ 100)	3,300	3,681
5.25% 8/1/24 (Pre-Refunded to 8/1/17 @ 100)	4,000	4,462
Series 2011 A, 5% 4/1/23	10,000	11,841
Massachusetts Health & Edl. Facilities Auth. Rev.:
(CareGroup, Inc. Proj.) Series 2008 E1, 5.125% 7/1/33	2,000	2,181
(Partners HealthCare Sys., Inc. Proj.) Series 2009 I3:
5% 7/1/20	7,500	8,681
5% 7/1/21	4,700	5,438
Bonds (Baystate Health Sys. Proj.) Series 2009 K, 5%, tender 7/1/15 (d)	7,000	7,156
Massachusetts Port Auth. Spl. Facilities Rev. (Delta Air Lines, Inc. Proj.) Series 2001 A, 5.5% 1/1/17 (AMBAC Insured) (e)	4,040	4,044
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Series 2007 A, 5% 8/15/22 (AMBAC Insured)	2,340	2,591
		90,570
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Michigan - 2.9%
Detroit School District Series 2012 A, 5% 5/1/22	$ 1,500	$ 1,735
Detroit Swr. Disp. Rev.:
Series 2001 E, 5.75% 7/1/31 (Berkshire Hathaway Assurance Corp. Insured) (FGIC Insured)	1,900	2,108
Series 2006 D, 0.757% 7/1/32 (d)	5,520	4,655
Grand Valley Michigan State Univ. Rev. Series 2009, 5% 12/1/15	665	693
Kent County Bldg. Auth. Series 2005, 5.5% 6/1/22	3,410	4,123
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2011 A:
5% 11/15/20	1,000	1,155
5% 11/15/21	650	755
Michigan Fin. Auth. Rev.:
Series 2012 A:
5% 6/1/21	1,540	1,751
5% 6/1/27	2,300	2,484
5% 6/1/39	4,930	5,137
Series 2012 B, 5% 7/1/22	2,900	3,092
Series 2012:
5% 11/15/36	7,100	7,780
5% 11/15/42	1,560	1,694
Series 2013:
5% 8/15/28	5,585	6,473
5% 8/15/29	2,000	2,308
Michigan Hosp. Fin. Auth. Rev.:
(Trinity Health Sys. Proj.):
Series 2008 A, 6.5% 12/1/33	5,500	6,449
5% 12/1/26	980	1,061
Bonds Series 1999 B3, 0.3%, tender 11/15/33	37,635	37,631
Michigan Trunk Line Fund Rev.:
Series 2005, 5.5% 11/1/20 (FSA Insured)	9,735	11,806
Series 2014, 5% 11/15/16	5,000	5,416
Royal Oak Hosp. Fin. Auth. Hosp. Rev.:
(William Beaumont Hosp. Oblig. Group Proj.) Series 2009 W, 5.25% 8/1/16	3,115	3,294
Series 2014 D:
5% 9/1/22	1,000	1,179
5% 9/1/24	2,000	2,371
Univ. of Michigan Rev. Bonds 0.24%, tender 4/1/15 (d)	36,500	36,503
		151,653
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Minnesota - 0.8%
Minnesota 911 Rev. (Pub. Safety Radio Communications Sys. Proj.) Series 2009, 5% 6/1/15 (Assured Guaranty Corp. Insured)	$ 2,060	$ 2,100
Minnesota Agric. & Econ. Dev. Board Rev. (Essentia Health Obligated Group Proj.) Series 2008 C1:
5% 2/15/21 (Assured Guaranty Corp. Insured)	4,165	4,767
5% 2/15/22 (Assured Guaranty Corp. Insured)	5,640	6,393
Minnesota Gen. Oblig.:
Series 2014 B, 3% 8/1/16	14,400	14,980
5% 11/1/20 (Pre-Refunded to 11/1/16 @ 100)	2,055	2,220
Northern Muni. Pwr. Agcy. Elec. Sys. Rev. Series 2010 A1:
5% 1/1/19	4,115	4,677
5% 1/1/20	4,500	5,179
Saint Paul Port Auth. Lease Rev. (HealthEast Midway Campus Proj.) Series 2003 A, 5.25% 5/1/15	170	172
St. Louis Park Health Care Facilities Rev. (Park Nicollet Health Svcs. Proj.) Series 2008 C:
5.5% 7/1/17	1,540	1,701
5.5% 7/1/18	1,400	1,586
		43,775
Mississippi - 0.1%
Mississippi Gen. Oblig. (Cap. Impts. Proj.) Series 2012 D, 0.57% 9/1/17 (d)	3,650	3,669
Missouri - 0.0%
Metropolitan St. Louis Swr. District Wastewtr. Sys. Rev. Series 2008 A, 5.75% 5/1/38	1,000	1,107
Missouri Dev. Fin. Board Infrastructure Facilities Rev. (City of Branson-Branson Landing Proj.) Series 2005 A, 6% 6/1/20	920	1,026
Missouri Envir. Impt. & Energy Resources Auth. Wtr. Poll. Cont. & Drinking Wtr. Rev. 5.125% 1/1/20	370	371
		2,504
Nebraska - 0.1%
Douglas County Hosp. Auth. #2 Health Facilities Rev.:
6% 8/15/25	1,990	2,218
6% 8/15/25 (Pre-Refunded to 8/15/17 @ 100)	1,520	1,725
Nebraska Pub. Pwr. District Rev. Series 2012 C, 5% 1/1/25	1,600	1,777
		5,720
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Nevada - 0.7%
Clark County Arpt. Rev. Series 2013 C1, 2.5% 7/1/15 (e)	$ 14,900	$ 15,055
Clark County School District Series 2014 A, 5.5% 6/15/16	3,480	3,731
Clark County Wtr. Reclamation District Series 2009 A, 5.25% 7/1/29 (Berkshire Hathaway Assurance Corp. Insured)	3,300	3,793
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig. Series 2012 B:
5% 6/1/22	1,000	1,204
5% 6/1/23	2,000	2,394
5% 6/1/24	2,000	2,379
5% 6/1/25	1,050	1,243
Nevada Gen. Oblig.:
Series 2012 B, 5% 8/1/21	1,395	1,673
Series 2013 D1, 5% 3/1/25	2,825	3,373
Washoe County Gen. Oblig. Series 2000 B, 0% 7/1/16 (FSA Insured)	4,140	4,030
		38,875
New Hampshire - 0.3%
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2007 A, 5% 10/1/37	4,640	4,961
Series 2012:
4% 7/1/22	1,350	1,421
5% 7/1/26	1,280	1,417
Series 2013 A, 5% 10/1/43	2,430	2,651
New Hampshire Tpk. Sys. Rev. Series 2012 B:
5% 2/1/22	2,250	2,660
5% 2/1/23	2,215	2,603
5% 2/1/24	1,775	2,075
		17,788
New Jersey - 3.4%
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A:
5% 2/15/24	2,000	2,364
5% 2/15/25	1,000	1,170
Garden State Preservation Trust Open Space & Farmland Preservation Series 2005 A, 5.8% 11/1/19 (Pre-Refunded to 11/1/15 @ 100)	2,300	2,405
New Jersey Ctfs. of Prtn. Series 2009 A:
5.25% 6/15/20	3,800	4,398
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
New Jersey - continued
New Jersey Ctfs. of Prtn. Series 2009 A: - continued
5.25% 6/15/21	$ 4,500	$ 5,166
5.25% 6/15/22	10,585	12,059
New Jersey Econ. Dev. Auth. Rev.:
Series 2005 O:
5.25% 3/1/15 (Escrowed to Maturity)	3,000	3,023
5.25% 3/1/21 (Pre-Refunded to 3/1/15 @ 100)	6,500	6,551
5.25% 3/1/23 (Pre-Refunded to 3/1/15 @ 100)	1,500	1,512
5.25% 3/1/24 (Pre-Refunded to 3/1/15 @ 100)	5,550	5,593
5.25% 3/1/25 (Pre-Refunded to 3/1/15 @ 100)	4,200	4,233
5.25% 3/1/26 (Pre-Refunded to 3/1/15 @ 100)	4,700	4,737
Series 2012 II, 5% 3/1/21	7,600	8,631
Series 2013 I, 5.5% 9/1/19	4,385	5,051
Series 2013:
5% 3/1/23	9,300	10,571
5% 3/1/24	12,800	14,510
5% 3/1/25	1,400	1,580
New Jersey Gen. Oblig. Series Q, 5% 8/15/19	3,800	4,350
New Jersey Health Care Facilities Fing. Auth. Rev. Series 2008, 6.625% 7/1/38	6,400	7,194
New Jersey Tpk. Auth. Tpk. Rev. Series 1991 C, 6.5% 1/1/16 (Escrowed to Maturity)	2,230	2,256
New Jersey Trans. Trust Fund Auth.:
Series 2003 B. 5.25% 12/15/19	3,035	3,486
Series 2012 AA:
5% 6/15/23	7,500	8,504
5% 6/15/24	12,000	13,684
Series 2014 AA:
5% 6/15/25	12,500	14,277
5% 6/15/26	7,500	8,488
New Jersey Transit Corp. Ctfs. of Prtn. Series 2014 A, 5% 9/15/16	18,000	19,220
Union County Impt. Auth. (Juvenile Detention Ctr. Facility Proj.) Series 2005, 5.5% 5/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000	2,022
		177,035
New Mexico - 0.8%
Farmington Poll. Cont. Rev. Bonds (Southern California Edison Co. Four Corners Proj.) Series 2005 B, 2.875%, tender 4/1/15 (d)	27,900	28,053
New Mexico Edl. Assistance Foundation Series 2009 B:
4% 9/1/15	5,000	5,121
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
New Mexico - continued
New Mexico Edl. Assistance Foundation Series 2009 B: - continued
4% 9/1/16	$ 3,000	$ 3,167
Rio Rancho Wtr. & Wastewtr. Sys. Rev. Series 2009, 5% 5/15/18 (FSA Insured)	2,870	3,178
		39,519
New York - 7.6%
Dutchess County Local Dev. Corp. Rev. (Health Quest Systems, Inc. Proj.) Series 2010 A:
5% 7/1/20 (Assured Guaranty Corp. Insured) (FSA Insured)	1,070	1,211
5.75% 7/1/40	1,000	1,144
Long Island Pwr. Auth. Elec. Sys. Rev. Series 2008 A, 6% 5/1/33	6,000	7,032
Metropolitan Trans. Auth. Svc. Contract Rev. Series 7, 5.625% 7/1/16 (Escrowed to Maturity)	450	460
New York City Gen. Oblig.:
Series 2012 F, 5% 8/1/24	5,000	5,912
Series 2014 J, 3% 8/1/16	10,100	10,491
Series 2014 K, 3% 8/1/16	5,045	5,240
Series 2015 A, 3% 8/1/16	47,530	49,359
Series 2015 B, 3% 8/1/16	10,100	10,491
Series J7, 0.51% 8/1/21 (d)	4,000	4,004
Series J8, 0.42% 8/1/21 (d)	4,900	4,901
New York City Indl. Dev. Agcy. Civic Facility Rev. (Polytechnic Univ. NY Proj.) 5.25% 11/1/27 (ACA Finl. Guaranty Corp. Insured)	2,300	2,549
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series 2009 FF 2, 5.5% 6/15/40	800	920
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
Series 2008 S1, 5% 1/15/20	4,480	4,997
Series 2009 S2, 6% 7/15/38	7,000	8,036
Series 2009 S3:
5.25% 1/15/34	17,500	19,552
5.25% 1/15/39	2,600	2,896
Series 2009 S4, 5.75% 1/15/39	6,400	7,278
New York City Transitional Fin. Auth. Rev.:
Series 2003 B:
4% 2/1/21	5,000	5,639
5% 2/1/21	3,510	4,180
Series 2010 B, 5% 11/1/20	37,195	43,319
Series 2010 D, 5% 11/1/15 (Escrowed to Maturity)	155	161
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
New York - continued
New York City Transitional Fin. Auth. Rev.: - continued
Series 2012 A, 5% 11/1/21	$ 5,460	$ 6,569
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2012 A, 5% 5/15/23	13,355	15,972
New York Dorm. Auth. Personal Income Tax Rev.:
(Ed. Proj.):
Series 2008 B, 5.75% 3/15/36	2,600	2,998
Series 2009 A, 5% 3/15/19	11,040	12,691
Series 2013 A, 5% 2/15/16	6,600	6,946
Series A:
5% 2/15/19	1,000	1,148
5% 2/15/20	3,000	3,513
New York Dorm. Auth. Revs.:
(New York Univ. Hosp. Ctr. Proj.) Series 2007 B, 5.25% 7/1/24 (Pre-Refunded to 7/1/17 @ 100)	700	763
Series 2009 A:
5% 7/1/20	5,000	5,775
5% 7/1/21	12,335	14,259
New York Local Govt. Assistance Corp. Series 2003 A, 5% 4/1/18	16,225	18,292
New York Metropolitan Trans. Auth. Rev.:
Bonds Series 2012 G2, 0.634%, tender 11/1/15 (d)	15,400	15,417
Series 2003 B, 5.25% 11/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,890	9,239
Series 2008 C, 6.5% 11/15/28	11,300	13,580
New York Thruway Auth. Gen. Rev. Series 2005 G, 5.25% 1/1/27 (Pre-Refunded to 7/1/15 @ 100)	5,000	5,124
New York Thruway Auth. Personal Income Tax Rev. Series 2007 A, 5.25% 3/15/25	3,000	3,333
New York Thruway Auth. Second Gen. Hwy. & Bridge Trust Fund:
Series 2010 A, 5% 4/1/23	8,195	9,486
Series 2011 A, 5% 4/1/19	2,000	2,301
Series 2011 A1, 5% 4/1/20	2,220	2,601
Series 2011 A2, 5% 4/1/21	2,000	2,376
New York Urban Dev. Corp. Rev. Series 2011 A, 5% 3/15/22	7,605	8,995
Tobacco Settlement Fing. Corp.:
Series 2011, 5% 6/1/16	17,000	18,100
Series 2013 B, 5% 6/1/21	4,000	4,237
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
New York - continued
Triborough Bridge & Tunnel Auth. Revs.:
Series 2013 A:
5% 11/15/23	$ 3,000	$ 3,711
5% 11/15/24	4,000	4,897
Series Y, 5.5% 1/1/17 (Escrowed to Maturity)	5,400	5,702
		397,797
North Carolina - 1.5%
Mecklenburg County Pub. Facilities Corp. Series 2009, 5% 3/1/17	2,245	2,448
Nash Health Care Sys. Health Care Facilities Rev. Series 2012, 5% 11/1/41	3,440	3,750
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev. Series 2009 B:
5% 1/1/15	1,250	1,250
5% 1/1/16	3,000	3,134
5% 1/1/20	2,110	2,414
North Carolina Gen. Oblig. Series 2014 A, 5% 6/1/16	10,320	10,988
North Carolina Grant Anticipation Rev. Series 2009, 5% 3/1/16	2,250	2,368
North Carolina Med. Care Cmnty. Health (Memorial Mission Hosp. Proj.) Series 2007, 5% 10/1/18	1,290	1,429
North Carolina Med. Care Commission Hosp. Rev. (North Carolina Baptist Hosp. Proj.) Series 2010:
5% 6/1/21	6,000	6,911
5% 6/1/22	4,000	4,561
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.:
Series 2009 A, 5% 1/1/30	1,700	1,919
Series 2012 A:
5% 1/1/19	10,475	11,949
5% 1/1/20	2,000	2,318
Univ. of North Carolina at Chapel Hill Rev. Bonds Series 2012 A, 0.5539%, tender 12/1/15 (d)	12,900	12,908
Wake County Gen. Oblig. Series 2014, 5% 9/1/16	9,000	9,677
		78,024
Ohio - 1.8%
American Muni. Pwr., Inc. Rev.:
(Amp Freemont Energy Ctr. Proj.):
Series 2012 B:
5% 2/15/22	2,000	2,368
5% 2/15/23	2,175	2,549
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Ohio - continued
American Muni. Pwr., Inc. Rev.: - continued
(Amp Freemont Energy Ctr. Proj.):
Series 2012:
5% 2/15/21	$ 1,500	$ 1,763
5% 2/15/24	2,000	2,331
(Freemont Energy Ctr. Proj.) Series 2012 B, 5% 2/15/42	1,805	1,984
Buckeye Tobacco Settlement Fing. Auth. Series 2007 A1:
5% 6/1/16	3,300	3,491
5% 6/1/17	3,780	4,122
Cleveland Wtr. Rev. Series 2012 A:
5% 1/1/26	1,250	1,460
5% 1/1/27	1,500	1,744
Columbus City School District (School Facilities Construction and Impt. Proj.) Series 2009 B, 3% 12/1/15	1,435	1,471
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
5% 6/15/25	2,465	2,758
5% 6/15/26	2,590	2,868
5% 6/15/27	2,720	2,999
5% 6/15/28	2,855	3,105
Lucas County Hosp. Rev. (ProMedica Healthcare Oblig. Group Proj.) Series 2011 A, 6.5% 11/15/37	4,600	5,662
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 5% 2/15/27	5,885	6,280
Ohio Air Quality Dev. Auth. Rev. Series 2009 C, 5.625% 6/1/18	1,500	1,670
Ohio Bldg. Auth.:
(Administrative Bldg. Fund Proj.) Series 2009 B, 5% 10/1/21	3,100	3,570
(Adult Correctional Bldg. Fund Proj.) Series 2009 B:
5% 10/1/21	4,980	5,734
5% 10/1/22	2,000	2,302
5% 10/1/23	3,000	3,450
Ohio Gen. Oblig.:
(Common Schools Proj.) Series 2010 B, 4% 9/15/15	2,830	2,905
Series 2013 B, 4% 6/15/16	2,860	3,007
Ohio Higher Edl. Facility Commission Rev.:
(Cleveland Clinic Foundation Proj.) Series 2008 A, 5.375% 1/1/38	2,100	2,305
(Univ. Hosp. Health Sys. Proj.) Series 2010 A, 5.25% 1/15/21	4,790	5,484
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Ohio - continued
Ohio Higher Edl. Facility Commission Rev.: - continued
Series 2013 A2, 0.34% 1/1/16 (d)	$ 1,615	$ 1,617
Ohio Tpk. Commission Tpk. Rev. (Infastructure Proj.) Series 2005 A, 0% 2/15/42	11,600	3,499
Ohio Wtr. Dev. Auth. Poll. Cont. Facilities Rev. Bonds (FirstEnergy Corp. Proj.) Series 2009 A, 5.875%, tender 6/1/16 (d)	5,900	6,271
Ross County Hosp. Facilities Rev. (Adena Health Sys. Proj.) Series 2008, 5.75% 12/1/35	5,200	5,885
		94,654
Oklahoma - 1.0%
Grand River Dam Auth. Rev. Series 2014 A:
5% 6/1/27	1,200	1,447
5% 6/1/28	1,500	1,796
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2005:
5.5% 10/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,165	2,245
5.5% 10/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,550	1,607
Oklahoma Dev. Fin. Auth. Rev. (Saint John Health Sys. Proj.) Series 2012:
5% 2/15/23	3,100	3,619
5% 2/15/42	7,185	7,915
Oklahoma Pwr. Auth. Pwr. Supply Sys. Rev.:
Series 2010 A:
5% 1/1/21 (FSA Insured)	4,000	4,546
5% 1/1/22 (FSA Insured)	12,455	14,106
Series 2014 A:
5% 1/1/26	1,700	2,050
5% 1/1/27	6,000	7,183
5% 1/1/28	2,000	2,379
5% 1/1/29	1,570	1,857
Series 2014 B, 5% 1/1/27	2,145	2,568
		53,318
Oregon - 0.2%
Portland Swr. Sys. Rev.:
Series 2014 A, 5% 10/1/16	7,160	7,721
Series 2014 B, 5% 10/1/16	4,690	5,055
		12,776
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Pennsylvania - 5.3%
Annville-Cleona School District:
5.5% 3/1/23	$ 375	$ 377
5.5% 3/1/23 (Pre-Refunded to 3/1/15 @ 100)	925	933
Beaver County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (FirstEnergy Nuclear Generation Corp. Proj.):
Series 2005 A, 3.375%, tender 7/1/15 (d)	6,900	6,987
Series 2006 A, 3.5%, tender 6/1/20 (d)	18,000	18,536
Series 2006 B, 3.5%, tender 6/1/20 (d)	21,000	21,626
East Stroudsburg Area School District Series 2007 A, 7.5% 9/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,400	2,807
Easton Area School District Series 2005, 7.5% 4/1/21 (Pre-Refunded to 4/1/16 @ 100)	2,150	2,343
Econ. Dev. Fin. Auth. Unemployment Compensation Rev.:
Series 2012 A, 4% 7/1/16	6,000	6,321
Series 2012 B:
5% 7/1/21	8,000	8,932
5% 7/1/22	6,000	6,396
5% 1/1/23	3,000	3,137
Erie County Hosp. Auth. Rev. (Saint Vincent Health Ctr. Proj.) Series 2010 A, 7% 7/1/27	7,570	8,217
Fleetwood Area School District Series 2007, 5.25% 6/1/21 (Pre-Refunded to 12/1/15 @ 100)	1,800	1,883
Mifflin County School District Series 2007, 7.5% 9/1/26 (XL Cap. Assurance, Inc. Insured)	1,390	1,602
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	3,300	4,010
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.):
Series 1993 A, 6% 6/1/22 (AMBAC Insured)	3,930	4,733
Series 2009 A, 5% 6/1/17	2,925	3,193
Pennsylvania Econ. Dev. Auth. Governmental Lease (Forum Place Proj.) Series 2012:
5% 3/1/21	3,115	3,576
5% 3/1/22	2,000	2,310
Pennsylvania Gen. Oblig.:
Second Series 2006, 5% 3/1/20 (Pre-Refunded to 3/1/17 @ 100)	1,745	1,909
Series 2006 1, 5% 10/1/19 (Pre-Refunded to 10/1/16 @ 100)	9,000	9,712
Series 2010 A3, 5% 7/15/16	4,910	5,250
Series 2011:
5% 7/1/16	6,695	7,147
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Pennsylvania - continued
Pennsylvania Gen. Oblig.: - continued
Series 2011:
5% 7/1/21	$ 2,100	$ 2,503
Series 2012, 5% 7/1/16	19,100	20,389
Series 2013 1, 5% 4/1/16	3,400	3,595
Series 2013, 5% 10/15/27	10,000	11,915
Pennsylvania Higher Edl. Facilities Auth. Rev. (Univ. of Pennsylvania Health Sys. Proj.) Series 2009 A, 5.25% 8/15/21	2,100	2,435
Pennsylvania Intergovernmental Coop. Auth. Spl. Tax Rev. (City of Philadelphia Fdg. Prog.) Series 2009, 5% 6/15/15	15,100	15,425
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2008 B1, 5.5% 6/1/33	8,500	9,420
Series 2009 B, 5% 12/1/16	12,500	13,542
Series 2013 A, 0.64% 12/1/17 (d)	7,600	7,644
Series 2013 A2:
0% 12/1/28 (a)	1,250	1,254
0% 12/1/33 (a)	1,250	1,225
Philadelphia Gas Works Rev.:
(1975 Gen. Ordinance Proj.) Seventeenth Series, 5.375% 7/1/20 (FSA Insured)	1,725	1,730
(1998 Gen. Ordinance Proj.) Eighth Series A, 5% 8/1/15	2,900	2,964
Seventeenth Series, 5.375% 7/1/16 (FSA Insured)	2,700	2,861
Tenth Series 1998, 5% 7/1/15	1,895	1,931
Philadelphia Gen. Oblig. Series 2008 B, 7.125% 7/15/38 (Pre-Refunded to 7/15/16 @ 100)	2,500	2,755
Philadelphia School District:
Series 2005 A, 5% 8/1/22	670	685
Series 2010 C:
5% 9/1/20	14,000	16,089
5% 9/1/21	6,000	6,800
5% 8/1/22 (Pre-Refunded to 8/1/15 @ 100)	30	31
Pittsburgh School District:
Series 2009 A, 4% 9/1/15 (Assured Guaranty Corp. Insured)	2,800	2,869
Series 2010 A:
5% 9/1/19 (FSA Insured)	1,500	1,720
5% 9/1/20 (FSA Insured)	1,000	1,164
Southcentral Pennsylvania Gen. Auth. Rev.:
6% 6/1/25	1,915	2,190
6% 6/1/25 (Pre-Refunded to 6/1/18 @ 100)	2,585	3,011
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Pennsylvania - continued
State Pub. School Bldg. Auth. Lease Rev. (Philadelphia School District Proj.) Series 2012:
5% 4/1/22	$ 2,000	$ 2,298
5% 4/1/24	1,365	1,540
Wilson School District Series 2007, 5.25% 6/1/24 (Pre-Refunded to 12/1/15 @ 100)	3,960	4,140
		276,062
Puerto Rico - 0.1%
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2012 A, 5.25% 7/1/23	3,000	2,313
Puerto Rico Pub. Bldg. Auth. Rev. Bonds Series M2, 5.75%, tender 7/1/17 (d)	5,000	4,318
		6,631
South Carolina - 1.5%
Greenwood Fifty School Facilities Installment Series 2007, 5% 12/1/15 (Assured Guaranty Corp. Insured)	1,360	1,417
Scago Edl. Facilities Corp. for Colleton School District Series 2006:
5% 12/1/15 (Radian Asset Assurance, Inc. Insured)	750	781
5% 12/1/19 (Assured Guaranty Corp. Insured)	2,040	2,181
South Carolina Jobs-Econ. Dev. Auth. (Palmetto Health Proj.) Series 2009, 5% 8/1/17	1,000	1,092
South Carolina Pub. Svc. Auth. Rev.:
(Santee Cooper Proj.) Series 2009 E, 5% 1/1/17 (Escrowed to Maturity)	2,130	2,315
Series 2011 B, 5% 12/1/20	2,275	2,678
Series 2012 B, 5% 12/1/19	7,200	8,357
Series 2012 C, 5% 12/1/20	7,500	8,829
Series 2013 E, 5.5% 12/1/53	6,485	7,448
Series 2014 A:
5% 12/1/49	7,500	8,388
5.5% 12/1/54	17,400	19,897
Series 2014 C:
5% 12/1/25	4,000	4,841
5% 12/1/26	4,000	4,806
5% 12/1/27	3,100	3,707
Univ. of South Carolina Athletic Facilities Rev. Series 2008 A, 5.5% 5/1/38	3,670	4,161
		80,898
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
South Dakota - 0.1%
South Dakota Health & Edl. Facilities Auth. Rev.:
(Sanford Health Proj.) Series 2009:
5% 11/1/16	$ 375	$ 403
5.25% 11/1/18	1,000	1,145
Series 2014 B:
5% 11/1/24	1,235	1,486
5% 11/1/25	1,210	1,452
5% 11/1/26	200	239
		4,725
Tennessee - 0.4%
Jackson Hosp. Rev. (Jackson-Madison County Gen. Hosp. Proj.) Series 2008, 5.75% 4/1/41	3,500	3,887
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2010 B, 5.625% 7/1/20 (e)	5,000	5,878
Metropolitan Nashville Arpt. Auth. Rev. Series 2010 A, 4.75% 7/1/15	3,560	3,639
Rutherford County Gen. Oblig. Series 2012, 5% 4/1/16	1,280	1,354
Shelby County Health Edl. & Hsg. Facilities Board Rev. Series 2004 A, 5% 9/1/16	5,000	5,348
Sullivan County Health, Ed. and Hsg. Board (Wellmont Health Sys. Proj.) Series 2006 C, 5.25% 9/1/36	1,800	1,889
		21,995
Texas - 10.1%
Aldine Independent School District (School Bldg. Proj.) Series 2007 A, 5.25% 2/15/32	1,800	1,950
Austin Arpt. Sys. Rev. Series 2014, 5% 11/15/29 (c)(e)	2,770	3,229
Austin Cmnty. College District Pub. Facilities Lease Rev. (Round Rock Campus Proj.) Series 2008, 5.5% 8/1/20	3,015	3,446
Austin Cmnty. College District Rev. (Convention Ctr. Proj.) Series 2002, 0% 2/1/22 (AMBAC Insured)	1,335	1,118
Austin Convention Enterprises, Inc. (Convention Ctr. Proj.) Series 2006 B:
6% 1/1/16	1,750	1,810
6% 1/1/18	1,000	1,071
6% 1/1/19	1,335	1,427
Austin Elec. Util. Sys. Rev.:
Series 2012 A, 5% 11/15/23	1,500	1,798
0% 5/15/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,900	1,856
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Texas - continued
Austin Wtr. & Wastewtr. Sys. Rev. Series 2009 A, 5% 11/15/17	$ 1,375	$ 1,534
Bastrop Independent School District Series 2007:
5.25% 2/15/37	1,100	1,183
5.25% 2/15/42	6,000	6,439
Bell County Gen. Oblig. Series 2008, 5.25% 2/15/19 (FSA Insured)	2,090	2,345
Bexar County Gen. Oblig. Series 2007, 5.25% 6/15/30 (Pre-Refunded to 6/15/16 @ 100)	2,995	3,183
Brazosport College District Series 2008, 5.5% 2/15/33 (Assured Guaranty Corp. Insured)	2,000	2,228
Cypress-Fairbanks Independent School District Series A, 0% 2/15/16	3,640	3,629
Dallas Area Rapid Transit Sales Tax Rev. Series 2008, 5.25% 12/1/38	6,700	7,548
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2009 A:
5% 11/1/15	5,000	5,194
5% 11/1/16	3,000	3,232
5% 11/1/19	1,000	1,162
5% 11/1/21	1,500	1,616
Series 2014 B:
5% 11/1/26 (e)	3,005	3,501
5% 11/1/27 (e)	1,280	1,484
5% 11/1/28 (e)	2,845	3,267
5% 11/1/30 (e)	5,435	6,119
5% 11/1/31 (e)	11,485	12,905
5% 11/1/32 (e)	14,530	16,283
5% 11/1/33 (e)	10,000	11,177
5% 11/1/34 (e)	2,365	2,625
Dallas Independent School District:
Series 2008, 6.375% 2/15/34 (Pre-Refunded to 2/15/18 @ 100)	1,300	1,518
Series 2014 A, 4% 8/15/16	11,900	12,574
DeSoto Independent School District Series 2001, 0% 8/15/18	2,195	2,100
Frisco Independent School District Series 2009, 5.375% 8/15/39 (Assured Guaranty Corp. Insured)	2,575	2,980
Gainesville Independent School District:
5.25% 2/15/36 (Pre-Refunded to 2/15/16 @ 100)	845	892
5.25% 2/15/36 (Pre-Refunded to 2/15/16 @ 100)	190	201
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Texas - continued
Grand Parkway Trans. Corp.:
Series 2013 B:
5% 4/1/53	$ 1,165	$ 1,289
5.25% 10/1/51	1,400	1,581
5.5% 4/1/53	5,900	6,506
Series 2013 C, 5.125% 10/1/43	2,500	2,707
Harris County Gen. Oblig.:
(Permanent Impt. Proj.) Series 1996, 0% 10/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,180	6,080
(Road Proj.) Series 2008 B, 5% 8/15/17	2,000	2,200
Bonds Series 2012 B, 0.63%, tender 8/15/15 (d)	11,800	11,804
Series 2012 A, 0.47% 8/15/15 (d)	1,400	1,402
Series 2012 C:
5% 8/15/24	1,075	1,290
5% 8/15/25	3,860	4,613
Series 2014 A, 5% 10/1/16	7,580	8,170
Harris County Health Facilities Dev. Corp. Hosp. Rev. (Memorial Hermann Healthcare Sys. Proj.) Series 2008 B, 7.25% 12/1/35 (Pre-Refunded to 12/1/18 @ 100)	2,400	2,961
Houston Arpt. Sys. Rev.:
Series 2011 A, 5% 7/1/20 (e)	8,000	9,309
Series 2012 A, 5% 7/1/23 (e)	2,400	2,823
Series A, 5.5% 7/1/39	6,000	6,788
Houston Independent School District:
Series 2005 A, 0% 2/15/16	6,395	6,369
0% 8/15/15	2,000	1,995
Houston Util. Sys. Rev.:
Bonds Series 2012 C, 0.64%, tender 8/1/16 (d)	10,300	10,333
Series 2007 B, 5% 11/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,500	2,789
Humble Independent School District Series 2000:
0% 2/15/16	1,250	1,248
0% 2/15/17	1,400	1,384
Irving Independent School District Series 1997 A, 0% 2/15/16	1,035	1,031
Keller Independent School District Series 1996 A, 0% 8/15/17	1,020	998
Kermit Independent School District Series 2007, 5.25% 2/15/32 (Pre-Refunded to 2/15/17 @ 100)	2,400	2,637
La Vernia Higher Ed. Fin. Corp. Ed. Rev. Series 2008 A, 7.125% 2/15/38 (Pre-Refunded to 2/15/17 @ 100)	16,015	18,114
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Texas - continued
Liberty Hill Independent School District (School Bldg. Proj.) Series 2006, 5.25% 8/1/35 (Pre-Refunded to 2/1/16 @ 100)	$ 3,400	$ 3,584
Lower Colorado River Auth. Rev.:
5% 5/15/15	2,470	2,513
5% 5/15/15 (Escrowed to Maturity)	5	5
5.75% 5/15/37	255	259
5.75% 5/15/37 (Pre-Refunded to 5/15/15 @ 100)	3,235	3,300
5.75% 5/15/37 (Pre-Refunded to 5/15/15 @ 100)	75	77
5.75% 5/15/37 (Pre-Refunded to 5/15/15 @ 100)	35	36
Manor Independent School District Series 2007, 5.25% 8/1/34 (Pre-Refunded to 8/1/16 @ 100)	2,000	2,153
Mansfield Independent School District:
5.5% 2/15/15	25	25
5.5% 2/15/16	35	35
Midway Independent School District Series 2000, 0% 8/15/19	1,400	1,306
Montgomery County Gen. Oblig.:
5.25% 3/1/20 (FSA Insured)	170	186
5.25% 3/1/20 (Pre-Refunded to 3/1/17 @ 100)	1,235	1,358
North Central Texas Health Facilities Dev. Corp. Rev. Series 1997 B, 5.75% 2/15/15 (Escrowed to Maturity)	2,520	2,533
North Harris County Reg'l. Wtr. Auth. Series 2013:
4% 12/15/23	1,025	1,139
4% 12/15/24	1,825	2,022
North Texas Tollway Auth. Dallas North Tollway Sys. Rev. Series 2005 A, 5% 1/1/35 (Pre-Refunded to 1/1/15 @ 100)	1,100	1,100
North Texas Tollway Auth. Rev.:
Series 2011 A:
5.5% 9/1/41	10,155	11,909
6% 9/1/41	1,000	1,219
Series 2014 A, 5% 1/1/24	5,000	6,014
6% 1/1/23	275	310
6% 1/1/23 (Pre-Refunded to 1/1/18 @ 100)	1,925	2,211
Pharr San Juan Alamo Independent School District 5% 2/1/16	2,265	2,380
Plano Independent School District Series 2008 A, 5.25% 2/15/23	1,140	1,284
Pleasant Grove Independent School District:
5.25% 2/15/32 (Pre-Refunded to 2/15/17 @ 100)	885	972
5.25% 2/15/32 (Pre-Refunded to 2/15/17 @ 100)	715	785
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Texas - continued
Prosper Independent School District Series 2007, 5.375% 8/15/33	$ 7,340	$ 8,137
Rockdale Independent School District:
Series 2007 A, 5.25% 2/15/37 (Pre-Refunded to 2/15/16 @ 100)	555	586
5.25% 2/15/37	1,465	1,534
Sam Rayburn Muni. Pwr. Agcy. Series 2012, 5% 10/1/18	1,230	1,400
San Antonio Arpt. Sys. Rev. Series 2007, 5% 7/1/15 (FSA Insured) (e)	2,165	2,211
San Antonio Elec. & Gas Sys. Rev.:
Series 2006 A, 5% 2/1/25 (Pre-Refunded to 2/1/16 @ 100)	4,400	4,624
Series 2012, 5.25% 2/1/25	3,200	4,081
San Antonio Pub. Facilities Corp. and Rfdg. Lease (Convention Ctr. Proj.) Series 2012:
5% 9/15/23	4,800	5,712
5% 9/15/24	7,490	8,804
5% 9/15/25	9,295	10,890
San Antonio Wtr. Sys. Rev. Series 2012, 5% 5/15/22	6,000	7,285
Snyder Independent School District 5.25% 2/15/26 (Pre-Refunded to 2/15/15 @ 100)	1,350	1,358
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) Series 2009:
5% 10/1/19	3,045	3,524
5% 10/1/20	2,180	2,546
Spring Branch Independent School District Series 2008, 5.25% 2/1/38	1,600	1,724
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Baylor Health Care Sys. Proj.) Series 2009:
5% 11/15/15	1,880	1,953
5.75% 11/15/24	4,700	5,463
(Scott & White Healthcare Proj.) Series 2013 A:
5% 8/15/25	1,000	1,186
5% 8/15/26	1,530	1,804
5% 8/15/28	1,620	1,894
5% 8/15/33	3,800	4,360
5.5% 9/1/43	5,350	5,973
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev. (Christus Health Proj.) Series 2008 A, 6.25% 7/1/28 (Assured Guaranty Corp. Insured)	7,000	8,208
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Texas - continued
Texas Gen. Oblig.:
Series 2006, 5% 4/1/27 (Pre-Refunded to 4/1/16 @ 100)	$ 8,970	$ 9,502
Series 2009 A, 5% 10/1/16	4,400	4,743
Series 2011 A:
5% 8/1/19 (e)	1,545	1,786
5% 8/1/21 (e)	1,530	1,818
Series 2011 C:
5% 8/1/20 (e)	1,625	1,907
5% 8/1/21 (e)	1,460	1,735
Series 2014, 5% 10/1/16	13,700	14,767
5% 4/1/25	2,915	3,274
5% 4/1/25 (Pre-Refunded to 4/1/18 @ 100)	285	322
Texas Muni. Pwr. Agcy. Rev. 0% 9/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	8,200	8,107
Texas Private Activity Bond Surface Trans. Corp.:
(NTE Mobility Partners LLC North Tarrant Express Managed Lanes Proj.) Series 2009, 6.875% 12/31/39	8,955	10,587
Series 2013, 7% 12/31/38 (e)	16,000	19,905
Texas Pub. Fin. Auth. Rev. Series 2014 B:
4% 7/1/17	2,700	2,884
4% 7/1/18	2,800	2,898
Texas Trans. Commission Central Texas Tpk. Sys. Rev. Bonds Series 2012 B, 1.25%, tender 2/15/15 (d)	7,400	7,407
Texas Trans. Commission State Hwy. Fund Rev.:
Series 2006, 5% 4/1/22 (Pre-Refunded to 4/1/16 @ 100)	2,500	2,648
Series 2007:
5% 4/1/25	2,500	2,720
5% 4/1/26	3,245	3,529
Texas Wtr. Dev. Board Rev. Series 2008 B, 5.25% 7/15/23	1,000	1,109
Univ. of Houston Univ. Revs. Series 2008, 5.25% 2/15/25	2,665	2,974
Univ. of North Texas Univ. Rev. Series A, 5% 4/15/17	1,000	1,095
Univ. of Texas Board of Regents Sys. Rev.:
Series 2006 B, 5% 8/15/24 (Pre-Refunded to 8/15/16 @ 100)	7,700	8,252
Series 2007 F, 4.75% 8/15/27 (Pre-Refunded to 2/15/17 @ 100)	1,720	1,868
4.75% 8/15/27	2,480	2,651
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Texas - continued
Waller Independent School District:
5.5% 2/15/26	$ 3,220	$ 3,627
5.5% 2/15/33	4,160	4,634
5.5% 2/15/37	4,820	5,357
Wylie Independent School District:
0% 8/15/20	10	8
0% 8/15/20 (Pre-Refunded to 8/15/15 @ 76.388)	990	755
Ysleta Independent School District Series 2005, 5% 8/15/23 (Pre-Refunded to 8/15/15 @ 100)	1,745	1,796
		529,682
Utah - 0.5%
Riverton Hosp. Rev. (IHC Health Svcs., Inc.) Series 2009:
5% 8/15/17	5,000	5,519
5% 8/15/18	2,500	2,830
Utah Associated Muni. Pwr. Sys. Rev. (Payson Pwr. Proj.) 5% 9/1/24	3,000	3,474
Utah Gen. Oblig. Series 2009 C, 5% 7/1/16	10,100	10,783
Utah Transit Auth. Sales Tax Rev. Series 2008 A, 5.25% 6/15/38	4,235	4,719
		27,325
Vermont - 0.0%
Vermont Edl. & Health Bldg. Fin. Agcy. Rev. (Fletcher Allen Health Care Proj.) Series 2004 B, 5% 12/1/15 (FSA Insured)	1,000	1,038
Virginia - 1.3%
Chesapeake Trans. Sys. Toll Road Rev. Series 2012 A, 5% 7/15/22	1,000	1,148
Fredericksburg Econ. Dev. Auth. Rev. Series 2014:
5% 6/15/27	1,300	1,478
5% 6/15/29	1,425	1,599
5% 6/15/33	1,520	1,671
Virginia Commonwealth Trans. Board Rev. (U.S. Route 58 Corridor Dev. Prog.) Series 2014 B, 5% 5/15/16	2,800	2,975
Virginia Pub. Bldg. Auth. Pub. Facilities Rev.:
Series 2014 A, 5% 8/1/16	4,275	4,577
Series 2014 C, 5% 8/1/16	34,625	37,075
Virginia Pub. School Auth.:
Series ll, 5% 4/15/16	3,300	3,495
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Virginia - continued
Virginia Pub. School Auth.: - continued
Series Xll, 5% 4/15/16	$ 5,100	$ 5,401
Virginia Small Bus. Fing. Auth. (95 Express Lane LLC Proj.) Series 2012, 5% 1/1/40 (e)	7,600	7,927
		67,346
Washington - 1.4%
Chelan County Pub. Util. District #1 Columbia River-Rock Island Hydro-Elec. Sys. Rev. Series 1997 A:
0% 6/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,800	2,733
0% 6/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,050	1,590
Chelan County Pub. Util. District #1 Rev. Bonds Series 2005 A, 5.125%, tender 7/1/15 (FGIC Insured) (d)(e)	1,000	1,018
Clark County School District #37, Vancouver Series 2001 C, 0% 12/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000	2,737
Energy Northwest Elec. Rev. Series 2012 A, 5% 7/1/19	10,000	11,570
Grant County Pub. Util. District #2 Series 2012 A:
5% 1/1/22	1,000	1,205
5% 1/1/23	1,000	1,205
5% 1/1/24	2,330	2,789
Grant County Pub. Util. District #2 Wanapum Hydro Elec. Rev. Series 2005 B, 5.25% 1/1/16 (e)	1,000	1,000
King County Highline School District # 401 Series 2009, 5% 12/1/18	8,690	9,913
King County Swr. Rev.:
Series 2008, 5.75% 1/1/43	12,100	13,577
Series 2009, 5.25% 1/1/42	1,900	2,120
Port of Seattle Spl. Facility Rev. Series 2013, 5% 6/1/23 (e)	885	1,033
Spokane County Wastewtr. Sys. Rev. Series 2009 A:
5% 12/1/18	1,255	1,436
5% 12/1/19	1,385	1,583
Washington Gen. Oblig. Series R 97A, 0% 7/1/19 (Escrowed to Maturity)	3,440	3,228
Washington Health Care Facilities Auth. Rev.:
(MultiCare Health Sys. Proj.) Series 2010 A:
5% 8/15/15	2,500	2,573
5% 8/15/16	2,500	2,674
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Washington - continued
Washington Health Care Facilities Auth. Rev.: - continued
(Overlake Hosp. Med. Ctr. Proj.) Series 2010, 5.5% 7/1/30	$ 2,200	$ 2,521
(Providence Health Systems Proj.) Series 2006 C, 5.25% 10/1/33 (FSA Insured)	4,400	4,908
		71,413
West Virginia - 0.0%
Kanawha/Putnam County, Huntington/Charlestown City Series 1984 A, 0% 12/1/16 (Escrowed to Maturity)	1,100	1,087
West Virginia Hosp. Fin. Auth. Hosp. Rev. (West Virginia Univ. Hospitals, Inc. Proj.) Series 2003 D, 5.5% 6/1/33 (FSA Insured)	1,400	1,514
		2,601
Wisconsin - 1.0%
Wisconsin Gen. Oblig.:
Series 2005 D, 5% 5/1/19 (Pre-Refunded to 5/1/16 @ 100)	2,900	3,078
Series 2008 D, 5.5% 5/1/26 (Pre-Refunded to 5/1/18 @ 100)	1,100	1,262
Series 2014 B, 5% 5/1/16	3,300	3,500
Wisconsin Health & Edl. Facilities:
Series 2014 A:
5% 11/15/24	8,765	10,432
5% 11/15/27	6,710	7,823
Series 2014:
5% 5/1/26	835	925
5% 5/1/28	1,800	1,977
5% 5/1/29	890	974
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Agnesian HealthCare, Inc. Proj.):
Series 2010:
5.5% 7/1/40	1,800	2,001
5.75% 7/1/30	2,000	2,315
Series 2013 B:
5% 7/1/25	1,000	1,151
5% 7/1/36	6,985	7,646
Series 2012:
5% 6/1/27	1,800	2,048
5% 6/1/32	1,025	1,144
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Wisconsin - continued
Wisconsin Health & Edl. Facilities Auth. Rev.: - continued
Series 2012:
5% 8/15/32	$ 1,650	$ 1,872
5% 6/1/39	2,415	2,648
		50,796
Wyoming - 0.1%
Campbell County Solid Waste Facilities Rev. (Basin Elec. Pwr. Coop. - Dry Fork Station Facilities Proj.) Series 2009 A, 5.75% 7/15/39	6,350	7,301
TOTAL MUNICIPAL BONDS (Cost $4,691,444)		4,961,536
Municipal Notes - 1.5%

Connecticut - 0.4%
Hartford Gen. Oblig. BAN 2% 10/27/15	18,800	19,042
Louisiana - 0.2%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.):
Series 2010 A1, 0.22% 1/7/15, VRDN (d)	5,600	5,600
Series 2010 B1, 0.2% 1/7/15, VRDN (d)	4,700	4,700
		10,300
New Jersey - 0.2%
New Jersey Bldg. Auth. State Bldg. Rev. BAN Series 2013, 3% 6/15/16	10,000	10,101
New York - 0.6%
Monroe County Gen. Oblig. BAN Series 2014, 1% 7/1/15	22,745	22,794
Oyster Bay Gen. Oblig. TAN Series 2014, 1% 3/27/15	10,700	10,712
		33,506
Municipal Notes - continued
	Principal Amount (000s)	Value (000s)
North Carolina - 0.1%
Hertford County Indl. Facilities Poll. Cont. Fing. Auth. (Nucor Corp. Proj.) Series 2000 A, 0.22% 1/7/15, VRDN (d)(e)	$ 7,800	$ 7,800
TOTAL MUNICIPAL NOTES (Cost $80,747)		80,749
TOTAL INVESTMENT PORTFOLIO - 95.9% (Cost $4,772,191)		5,042,285
NET OTHER ASSETS (LIABILITIES) - 4.1%		215,580
NET ASSETS - 100%		$ 5,257,865
Security Type Abbreviations
BAN	-	BOND ANTICIPATION NOTE
TAN	-	TAX ANTICIPATION NOTE
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)
Legend
(a) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,541,000 or 0.1% of net assets.

(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(e) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Municipal Cash Central Fund	$ 25
Other Information

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows (Unaudited):
General Obligations	37.9%
Health Care	14.9%
Transportation	9.4%
Electric Utilities	8.6%
Special Tax	8.2%
Escrowed/Pre-Refunded	7.5%
Others* (Individually Less Than 5%)	13.5%
100.0%
* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	December 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $4,772,191)		$ 5,042,285
Cash		200,835
Receivable for fund shares sold		6,351
Interest receivable		58,536
Prepaid expenses		11
Other receivables		16
Total assets		5,308,034

Liabilities
Payable for investments purchased Regular delivery	$ 11
Delayed delivery	42,363
Payable for fund shares redeemed	2,495
Distributions payable	3,222
Accrued management fee	1,080
Distribution and service plan fees payable	79
Other affiliated payables	861
Other payables and accrued expenses	58
Total liabilities		50,169

Net Assets		$ 5,257,865
Net Assets consist of:
Paid in capital		$ 4,986,742
Undistributed net investment income		551
Accumulated undistributed net realized gain (loss) on investments		478
Net unrealized appreciation (depreciation) on investments		270,094
Net Assets		$ 5,257,865

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	December 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($114,908 ÷ 10,882.6 shares)	$ 10.56

Maximum offering price per share (100/96.00 of $10.56)	$ 11.00
Class T: Net Asset Value and redemption price per share ($17,955 ÷ 1,701.5 shares)	$ 10.55

Maximum offering price per share (100/96.00 of $10.55)	$ 10.99
Class B: Net Asset Value and offering price per share ($1,847 ÷ 174.9 shares)A	$ 10.56

Class C: Net Asset Value and offering price per share ($60,674 ÷ 5,744.0 shares)A	$ 10.56

Intermediate Municipal Income: Net Asset Value, offering price and redemption price per share ($4,453,128 ÷ 422,023.2 shares)	$ 10.55

Institutional Class: Net Asset Value, offering price and redemption price per share ($609,353 ÷ 57,660.8 shares)	$ 10.57

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended December 31, 2014

Investment Income
Interest		$ 151,875
Income from Fidelity Central Funds		25
Total income		151,900

Expenses
Management fee	$ 12,483
Transfer agent fees	4,653
Distribution and service plan fees	931
Accounting fees and expenses	654
Custodian fees and expenses	59
Independent trustees' compensation	21
Registration fees	218
Audit	65
Legal	11
Miscellaneous	38
Total expenses before reductions	19,133
Expense reductions	(79)	19,054
Net investment income (loss)		132,846
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		4,296
Change in net unrealized appreciation (depreciation) on investment securities		172,042
Net gain (loss)		176,338
Net increase (decrease) in net assets resulting from operations		$ 309,184

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 132,846	$ 141,209
Net realized gain (loss)	4,296	10,075
Change in net unrealized appreciation (depreciation)	172,042	(234,929)
Net increase (decrease) in net assets resulting from operations	309,184	(83,645)
Distributions to shareholders from net investment income	(133,330)	(140,817)
Distributions to shareholders from net realized gain	(3,417)	(9,549)
Total distributions	(136,747)	(150,366)
Share transactions - net increase (decrease)	537,208	(352,409)
Redemption fees	26	80
Total increase (decrease) in net assets	709,671	(586,340)

Net Assets
Beginning of period	4,548,194	5,134,534
End of period (including undistributed net investment income of $551 and undistributed net investment income of $1,033, respectively)	$ 5,257,865	$ 4,548,194

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.18	$ 10.66	$ 10.45	$ 10.03	$ 10.16
Income from Investment Operations
Net investment income (loss) C	.256	.272	.279	.318	.318
Net realized and unrealized gain (loss)	.388	(.460)	.213	.435	(.088)
Total from investment operations	.644	(.188)	.492	.753	.230
Distributions from net investment income	(.257)	(.271)	(.275)	(.321)	(.317)
Distributions from net realized gain	(.007)	(.021)	(.007)	(.012)	(.043)
Total distributions	(.264)	(.292)	(.282)	(.333)	(.360)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.56	$ 10.18	$ 10.66	$ 10.45	$ 10.03
Total ReturnA, B	6.38%	(1.78)%	4.75%	7.65%	2.25%
Ratios to Average Net Assets D, F
Expenses before reductions	.67%	.66%	.65%	.68%	.68%
Expenses net of fee waivers, if any	.67%	.66%	.65%	.68%	.68%
Expenses net of all reductions	.67%	.65%	.65%	.68%	.68%
Net investment income (loss)	2.45%	2.61%	2.63%	3.12%	3.09%
Supplemental Data
Net assets, end of period (in millions)	$ 115	$ 108	$ 131	$ 115	$ 113
Portfolio turnover rate E	17%	15%	15%	14%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.17	$ 10.65	$ 10.45	$ 10.03	$ 10.16
Income from Investment Operations
Net investment income (loss) C	.260	.273	.280	.319	.320
Net realized and unrealized gain (loss)	.388	(.460)	.203	.436	(.087)
Total from investment operations	.648	(.187)	.483	.755	.233
Distributions from net investment income	(.261)	(.272)	(.276)	(.323)	(.320)
Distributions from net realized gain	(.007)	(.021)	(.007)	(.012)	(.043)
Total distributions	(.268)	(.293)	(.283)	(.335)	(.363)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.55	$ 10.17	$ 10.65	$ 10.45	$ 10.03
Total ReturnA, B	6.43%	(1.77)%	4.66%	7.67%	2.28%
Ratios to Average Net Assets D, F
Expenses before reductions	.63%	.64%	.65%	.67%	.66%
Expenses net of fee waivers, if any	.63%	.64%	.65%	.67%	.66%
Expenses net of all reductions	.63%	.64%	.64%	.67%	.65%
Net investment income (loss)	2.48%	2.62%	2.64%	3.14%	3.11%
Supplemental Data
Net assets, end of period (in millions)	$ 18	$ 17	$ 20	$ 18	$ 13
Portfolio turnover rate E	17%	15%	15%	14%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.18	$ 10.66	$ 10.45	$ 10.03	$ 10.16
Income from Investment Operations
Net investment income (loss) C	.194	.207	.213	.254	.252
Net realized and unrealized gain (loss)	.388	(.460)	.213	.435	(.087)
Total from investment operations	.582	(.253)	.426	.689	.165
Distributions from net investment income	(.195)	(.206)	(.209)	(.257)	(.252)
Distributions from net realized gain	(.007)	(.021)	(.007)	(.012)	(.043)
Total distributions	(.202)	(.227)	(.216)	(.269)	(.295)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.56	$ 10.18	$ 10.66	$ 10.45	$ 10.03
Total ReturnA, B	5.76%	(2.39)%	4.10%	6.98%	1.60%
Ratios to Average Net Assets D, F
Expenses before reductions	1.26%	1.28%	1.28%	1.32%	1.32%
Expenses net of fee waivers, if any	1.26%	1.28%	1.28%	1.32%	1.32%
Expenses net of all reductions	1.26%	1.27%	1.28%	1.31%	1.31%
Net investment income (loss)	1.85%	1.99%	2.01%	2.49%	2.46%
Supplemental Data
Net assets, end of period (in millions)	$ 2	$ 2	$ 3	$ 3	$ 4
Portfolio turnover rate E	17%	15%	15%	14%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.18	$ 10.66	$ 10.46	$ 10.04	$ 10.16
Income from Investment Operations
Net investment income (loss) C	.176	.191	.197	.240	.240
Net realized and unrealized gain (loss)	.389	(.460)	.203	.435	(.078)
Total from investment operations	.565	(.269)	.400	.675	.162
Distributions from net investment income	(.178)	(.190)	(.193)	(.243)	(.239)
Distributions from net realized gain	(.007)	(.021)	(.007)	(.012)	(.043)
Total distributions	(.185)	(.211)	(.200)	(.255)	(.282)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.56	$ 10.18	$ 10.66	$ 10.46	$ 10.04
Total ReturnA, B	5.58%	(2.54)%	3.84%	6.82%	1.58%
Ratios to Average Net Assets D, F
Expenses before reductions	1.43%	1.43%	1.43%	1.46%	1.44%
Expenses net of fee waivers, if any	1.43%	1.43%	1.43%	1.46%	1.44%
Expenses net of all reductions	1.43%	1.43%	1.43%	1.45%	1.44%
Net investment income (loss)	1.69%	1.83%	1.86%	2.35%	2.33%
Supplemental Data
Net assets, end of period (in millions)	$ 61	$ 62	$ 81	$ 65	$ 64
Portfolio turnover rate E	17%	15%	15%	14%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Intermediate Municipal Income

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.17	$ 10.65	$ 10.45	$ 10.03	$ 10.15
Income from Investment Operations
Net investment income (loss) B	.287	.301	.309	.347	.347
Net realized and unrealized gain (loss)	.389	(.459)	.203	.435	(.077)
Total from investment operations	.676	(.158)	.512	.782	.270
Distributions from net investment income	(.289)	(.301)	(.305)	(.350)	(.347)
Distributions from net realized gain	(.007)	(.021)	(.007)	(.012)	(.043)
Total distributions	(.296)	(.322)	(.312)	(.362)	(.390)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 10.55	$ 10.17	$ 10.65	$ 10.45	$ 10.03
Total ReturnA	6.71%	(1.50)%	4.95%	7.96%	2.65%
Ratios to Average Net Assets C, E
Expenses before reductions	.37%	.37%	.37%	.40%	.39%
Expenses net of fee waivers, if any	.37%	.37%	.37%	.40%	.39%
Expenses net of all reductions	.36%	.37%	.37%	.40%	.39%
Net investment income (loss)	2.75%	2.89%	2.92%	3.41%	3.38%
Supplemental Data
Net assets, end of period (in millions)	$ 4,453	$ 3,890	$ 4,571	$ 4,003	$ 3,807
Portfolio turnover rate D	17%	15%	15%	14%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.19	$ 10.67	$ 10.46	$ 10.04	$ 10.17
Income from Investment Operations
Net investment income (loss) B	.282	.295	.305	.343	.341
Net realized and unrealized gain (loss)	.389	(.459)	.212	.435	(.087)
Total from investment operations	.671	(.164)	.517	.778	.254
Distributions from net investment income	(.284)	(.295)	(.300)	(.346)	(.341)
Distributions from net realized gain	(.007)	(.021)	(.007)	(.012)	(.043)
Total distributions	(.291)	(.316)	(.307)	(.358)	(.384)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 10.57	$ 10.19	$ 10.67	$ 10.46	$ 10.04
Total ReturnA	6.65%	(1.55)%	4.99%	7.91%	2.49%
Ratios to Average Net Assets C, E
Expenses before reductions	.41%	.42%	.42%	.44%	.46%
Expenses net of fee waivers, if any	.41%	.42%	.42%	.44%	.46%
Expenses net of all reductions	.41%	.42%	.41%	.44%	.46%
Net investment income (loss)	2.70%	2.84%	2.87%	3.37%	3.31%
Supplemental Data
Net assets, end of period (in millions)	$ 609	$ 468	$ 327	$ 274	$ 277
Portfolio turnover rate D	17%	15%	15%	14%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity Intermediate Municipal Income Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Intermediate Municipal Income and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and deferred trustees compensation.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 278,510
Gross unrealized depreciation	(8,188)
Net unrealized appreciation (depreciation) on securities	$ 270,322

Tax Cost	$ 4,771,963

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$ 324
Undistributed long-term capital gain	$ 478
Net unrealized appreciation (depreciation) on securities and other investments	$ 270,322

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Tax-exempt Income	$ 133,330	$ 140,817
Ordinary Income	990	-
Long-term Capital Gains	2,427	9,549
Total	$ 136,747	$ 150,366

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,283,467 and $795,699, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The fee is based on an annual asset based fee of .10% of the Fund's average net assets plus an income based fee of 5% of the Fund's gross income throughout the month. For the reporting period, the total annual management fee rate was .26% of average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 274	$ 11
Class T	-%	.25%	44	-
Class B	.65%	.25%	19	14
Class C	.75%	.25%	594	60
			$ 931	$ 85

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 17
Class T	2
Class B*	3
Class C*	6
$ 28

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent, and servicing agent for the Fund's Class A, Class T, Class B, Class C, Intermediate Municipal Income and Institutional Class shares. Citibank has entered into a sub-arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, with respect to all classes of the Fund, to perform the transfer agency, dividend disbursing, and shareholder servicing functions. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. All fees are paid to FIIOC by Citibank, which is reimbursed by each class for such payments. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 154.14
Class T	18.10
Class B	2.08
Class C	90.15
Intermediate Municipal Income	3,675.09
Institutional Class	714.13
	$ 4,653

Citibank also has a sub-arrangement with Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, under which FSC maintains the Fund's accounting records. The fee is paid to Citibank and is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and accounting expenses by $47 and $32, respectively. In addition, the investment adviser reimbursed a portion of the Fund's operating expenses, including certain Intermediate Municipal Income expenses during the period in the amount of seven dollars.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
From net investment income
Class A	$ 2,698	$ 3,227
Class T	440	487
Class B	41	53
Class C	1,010	1,361
Intermediate Municipal Income	114,784	124,670
Institutional Class	14,357	11,019
Total	$ 133,330	$ 140,817
From net realized gain
Class A	$ 75	$ 228
Class T	12	36
Class B	1	5
Class C	40	134
Intermediate Municipal Income	2,899	8,232
Institutional Class	390	914
Total	$ 3,417	$ 9,549

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Class A
Shares sold	3,333	3,537	$ 34,874	$ 37,027
Reinvestment of distributions	230	253	2,411	2,624
Shares redeemed	(3,327)	(5,475)	(34,725)	(56,761)
Net increase (decrease)	236	(1,685)	$ 2,560	$ (17,110)

Annual Report

9. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Class T
Shares sold	149	310	$ 1,563	$ 3,225
Reinvestment of distributions	29	31	306	327
Shares redeemed	(176)	(540)	(1,832)	(5,587)
Net increase (decrease)	2	(199)	$ 37	$ (2,035)
Class B
Shares sold	2	9	$ 28	$ 87
Reinvestment of distributions	3	3	27	35
Shares redeemed	(65)	(55)	(682)	(575)
Net increase (decrease)	(60)	(43)	$ (627)	$ (453)
Class C
Shares sold	1,135	1,275	$ 11,929	$ 13,390
Reinvestment of distributions	80	109	838	1,132
Shares redeemed	(1,534)	(2,944)	(16,029)	(30,524)
Net increase (decrease)	(319)	(1,560)	$ (3,262)	$ (16,002)
Intermediate Municipal Income
Shares sold	96,331	99,199	$ 1,006,159	$ 1,034,458
Reinvestment of distributions	7,889	9,109	82,535	94,590
Shares redeemed	(64,576)	(155,042)	(673,069)	(1,605,581)
Net increase (decrease)	39,644	(46,734)	$ 415,625	$ (476,533)
Institutional Class
Shares sold	19,704	32,134	$ 206,317	$ 334,547
Reinvestment of distributions	1,025	726	10,749	7,515
Shares redeemed	(9,009)	(17,606)	(94,191)	(182,338)
Net increase (decrease)	11,720	15,254	$ 122,875	$ 159,724

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity School Street Trust and the Shareholders of Fidelity Intermediate Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Intermediate Municipal Income Fund (a fund of Fidelity School Street Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Intermediate Municipal Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 20, 2015

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Elizabeth S. Acton, James C. Curvey, and John Engler, each of the Trustees oversees 233 funds. Ms. Acton and Mr. Engler each oversees 215 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC, President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)
Year of Election or Appointment: 2014 Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present), K12 Inc. (technology-based education company, 2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Robert P. Brown (1963)
Year of Election or Appointment: 2012 Vice President of Fidelity's Bond Funds

Mr. Brown also serves as Vice President of other funds. Mr. Brown serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2010-present), President, Bond Group of FMR (2011-present), Director and Managing Director, Research of Fidelity Management & Research (U.K.) Inc. (2008-present), and is an employee of Fidelity Investments. Previously, Mr. Brown served as President, Money Market Group of FMR (2010-2011) and Vice President of Fidelity's Money Market Funds (2010-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Nancy D. Prior (1967)
Year of Election or Appointment: 2014 Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), President, Fixed Income (2014-present), Vice Chairman of Pyramis Global Advisors, LLC (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond of FMR (2013-2014), President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (2014-present), FMR (2014-present), Fidelity Investments Money Management, Inc. (2014-present), and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Intermediate Municipal Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Institutional Class	02/09/15	02/06/15	$0.002

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2014, $2,999,468, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2014, 100% of the fund's income dividends was free from federal income tax, and 4.33% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Intermediate Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser, Fidelity SelectCo, LLC, to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; tactical opportunities for investment; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Intermediate Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class T, Class B, Institutional Class, and the retail class ranked below its competitive median for 2013 and the total expense ratio of Class C ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of higher 12b-1 fees compared to most competitor funds with Class C. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class C was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments
Money Management, Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Citibank, N.A.

New York, NY

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

(Fidelity Investment logo)(registered trademark)

ALIMI-UANN-0215
1.820143.109

Fidelity®

Intermediate Municipal Income

Fund

Annual Report

December 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Past 10 years
Fidelity® Intermediate Municipal Income Fund	6.71%	4.10%	4.05%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Intermediate Municipal Income Fund, a class of the fund, on December 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the Barclays® Municipal Bond Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Municipal bonds posted a strong result for the 12 months ending December 31, 2014, driven by steady demand, tight supply and improving credit fundamentals. The Barclays® Municipal Bond Index returned 9.05%, significantly outperforming the U.S. investment-grade taxable bond market. Munis were driven, in part, by continued economic growth, declining long-term interest rates, and the relative attractiveness of U.S. markets amid global economic and political uncertainty. More specific to munis, prices rose as investors became more upbeat about the fundamental outlook of many state and local governments. Additionally, a steady stream of municipal bond cash flows - coupon payments, maturities and those due to early bond calls by issuers - fueled reinvestment. Meanwhile, investors took solace that the financial distress experienced by Puerto Rico, Detroit and a few California cities in bankruptcy did not expand to the broader market. Lastly, the tax advantages of munis had particular appeal due to the higher federal tax rates for top earners that took effect in 2013, as well as the new 3.8% Medicare tax on unearned, non-municipal investment income.

Comments from Mark Sommer, Lead Portfolio Manager of Fidelity® Intermediate Municipal Income Fund: For the year, the fund's Retail Class shares returned 6.71%, while the Barclays® 1-17 Year Municipal Bond Index returned 6.36%. I kept the fund's interest rate sensitivity in line with the benchmark, and evaluated bonds based on their yields, as well as their potential for price appreciation. The fund's yield-curve positioning was helpful to performance. Compared with its index, the fund had more exposure to bonds with maturities of less than three years and more than 17 years, and had less exposure to bonds between three and 17 years to maturity. We thought the yield differential, or spread, between longer-term and shorter-term securities would narrow, resulting in the outperformance of the fund's "barbelled" curve positioning. That's exactly what occurred, driven in large measure by investors' appetite for more yield. My decision to overweight the health care sector was rewarded, as investors' appetite for yield helped it outperform higher-quality sectors. We also benefited from an overweighting bonds backed by the states of California, Illinois and New Jersey, which outpaced similar bonds from most other states due to strong demand from yield-seeking investors. The fund's holdings in Puerto Rico bonds, which I all but eliminated by period end, detracted from relative results. The securities we owned, which were primarily backed by the commonwealth, lagged Puerto Rico bonds in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Class A	.66%
Actual		$ 1,000.00	$ 1,020.10	$ 3.36
HypotheticalA		$ 1,000.00	$ 1,021.88	$ 3.36
Class T	.62%
Actual		$ 1,000.00	$ 1,020.30	$ 3.16
HypotheticalA		$ 1,000.00	$ 1,022.08	$ 3.16
Class B	1.24%
Actual		$ 1,000.00	$ 1,017.10	$ 6.30
HypotheticalA		$ 1,000.00	$ 1,018.95	$ 6.31
Class C	1.41%
Actual		$ 1,000.00	$ 1,016.20	$ 7.17
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 7.17
Intermediate Municipal Income	.36%
Actual		$ 1,000.00	$ 1,021.60	$ 1.83
HypotheticalA		$ 1,000.00	$ 1,023.39	$ 1.84
Institutional Class	.41%
Actual		$ 1,000.00	$ 1,021.40	$ 2.09
HypotheticalA		$ 1,000.00	$ 1,023.14	$ 2.09

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five States as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Illinois	13.8	14.7
Florida	10.4	8.8
Texas	10.1	9.4
California	9.2	11.0
New York	8.2	7.9
Top Five Sectors as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	37.9	30.7
Health Care	14.9	15.9
Transportation	9.4	10.1
Electric Utilities	8.6	8.7
Special Tax	8.2	9.4
Weighted Average Maturity as of December 31, 2014
		6 months ago
Years	5.0	4.8

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of December 31, 2014
6 months ago
Years	4.7	5.0

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Quality Diversification (% of fund's net assets)
As of December 31, 2014	As of June 30, 2014
AAA 8.6%	AAA 6.8%
AA,A 75.7%	AA,A 72.2%
BBB 8.3%	BBB 8.2%
BB and Below 0.4%	BB and Below 0.9%
Not Rated 1.6%	Not Rated 2.0%
Short-Term Investments and Net Other Assets 5.4%	Short-Term Investments and Net Other Assets 9.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Municipal Bonds - 94.4%
	Principal Amount (000s)	Value (000s)
Alabama - 0.1%
Birmingham Gen. Oblig. Series 2013 A, 0% 3/1/43 (a)	$ 2,800	$ 2,769
Jefferson County Ltd. Oblig. School Warrants Series 2004 A:
5.25% 1/1/15	2,000	2,000
5.5% 1/1/22	2,300	2,336
		7,105
Arizona - 1.8%
Arizona Ctfs. of Prtn. Series 2010 A:
5% 10/1/16 (FSA Insured)	7,000	7,520
5% 10/1/17 (FSA Insured)	10,000	11,071
5% 10/1/18 (FSA Insured)	2,500	2,837
5.25% 10/1/20 (FSA Insured)	6,695	7,690
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2008 D:
5.5% 1/1/38	6,300	6,921
6% 1/1/27	1,400	1,586
Arizona School Facilities Board Ctfs. of Prtn. Series 2008, 5.75% 9/1/22	15,000	17,286
Glendale Indl. Dev. Auth. Hosp. Rev. (John C. Lincoln Health Network Proj.) Series 2007, 5% 12/1/32 (Pre-Refunded to 12/1/17 @ 100)	1,360	1,523
Phoenix Civic Impt. Corp. Excise Tax Rev.:
Series 2011 A, 5% 7/1/20	1,050	1,233
Series 2011 C, 5% 7/1/21	1,000	1,187
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. Series 2009 A, 5% 7/1/18	7,665	8,693
Phoenix Indl. Solid Waste Disp. Rev. Bonds (Republic Svc., Inc. Proj.) Series 2013, 0.4%, tender 2/2/15 (d)(e)	22,700	22,700
Pima County Swr. Sys. Rev.:
Series 2011 B:
5% 7/1/20	2,150	2,523
5% 7/1/25	2,000	2,315
Series 2012 A:
5% 7/1/22	500	603
5% 7/1/23	1,100	1,329
		97,017
California - 9.2%
ABAG Fin. Auth. for Nonprofit Corps. Rev. (Sharp HealthCare Proj.) Series 2009 B, 6.25% 8/1/39	1,700	1,999
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
California - continued
Alameda Corridor Trans. Auth. Rev. Series 2013 A, 5% 10/1/23	$ 2,160	$ 2,615
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev.:
Bonds 1.5%, tender 4/2/18 (d)	6,800	6,855
Series 2009 F1, 5.625% 4/1/44 (Pre-Refunded to 4/1/19 @ 100)	5,200	6,171
California Dept. of Wtr. Resources Series AI:
5% 12/1/25	2,195	2,633
5% 12/1/29	4,865	5,747
California Econ. Recovery Series 2009 A, 5% 7/1/18	4,510	5,143
California Gen. Oblig.:
Series 2007, 5.625% 5/1/20	50	50
5% 3/1/19	1,470	1,672
5% 11/1/22 (XL Cap. Assurance, Inc. Insured)	2,800	3,132
5% 3/1/26	2,200	2,311
5.25% 12/1/33	110	110
5.25% 4/1/34	30	30
5.5% 8/1/29	13,900	15,881
5.5% 4/1/30	5	5
5.5% 8/1/30	10,000	11,395
6% 3/1/33	12,375	15,313
6% 4/1/38	7,500	8,902
6% 11/1/39	35,800	43,287
6.5% 4/1/33	150	183
California Health Facilities Fing. Auth. Rev.:
(Catholic Healthcare West Proj.) Series 2008 L, 5.125% 7/1/22 (Pre-Refunded to 7/1/15 @ 100)	2,000	2,048
(Providence Health and Svcs. Proj.):
Series C, 6.5% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	100	120
6.5% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	5,300	6,375
(St. Joseph Health Sys. Proj.) Series 2013 A, 5% 7/1/25	4,000	4,859
Bonds (Children's Hosp. of Orange County Proj.) Series 2012 A, 1.84%, tender 7/1/17 (d)	4,500	4,568
Series 2011 D, 5% 8/15/35	3,000	3,369
California Pub. Works Board Lease Rev.:
(Univ. Proj.) Series 2011 B, 5.25% 10/1/24	4,345	5,225
(Various Cap. Proj.) Series 2012 G:
5% 11/1/23	1,000	1,187
5% 11/1/24	1,000	1,180
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
California - continued
California Pub. Works Board Lease Rev.: - continued
(Various Cap. Projects) Series 2011 A:
5.25% 10/1/24	$ 4,000	$ 4,810
5.25% 10/1/25	4,000	4,799
(Various Cap. Projs.):
Series 2009 G1, 5.25% 10/1/17	15,275	17,071
Series 2012 A:
5% 4/1/22	2,100	2,518
5% 4/1/23	5,000	5,961
(Various Judicial Council Projects) Series 2011 D:
5% 12/1/20	3,250	3,846
5% 12/1/21	2,500	2,994
Series 2005 K, 5% 11/1/16	7,195	7,475
Series 2009 G1, 5.75% 10/1/30	2,100	2,477
Series 2009 I, 6.125% 11/1/29	1,300	1,594
Series 2010 A, 5.75% 3/1/30	4,100	4,845
California State Univ. Rev. Series 2009 A:
5.75% 11/1/25	5,000	5,888
5.75% 11/1/28	5,000	5,865
Central Valley Fing. Auth. Cogeneration Proj. Rev. (Carson Ice-Gen. Proj.) Series 2009, 5.25% 7/1/20	600	683
Contra Costa Trans. Auth. Sales Tax Rev. Bonds Series 2012 A, 0.474%, tender 12/12/15 (d)	14,800	14,806
Elsinore Valley Muni. Wtr. District Ctfs. of Prtn. Series 2008 A:
5% 7/1/21 (Berkshire Hathaway Assurance Corp. Insured)	1,815	2,040
5% 7/1/22 (Berkshire Hathaway Assurance Corp. Insured)	3,155	3,544
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2013 A, 5% 6/1/29	5,000	5,742
Los Angeles Cmnty. College District:
Series 2008 A, 6% 8/1/33 (Pre-Refunded to 8/1/19 @ 100)	4,000	4,847
Series 2010 C, 5.25% 8/1/39	3,700	4,380
Los Angeles Cmnty. Redev. Agcy. Lease Rev. (Vermont Manchester Social Svcs. Proj.) Series 2005, 5% 9/1/18 (AMBAC Insured)	1,425	1,461
Los Angeles Dept. of Wtr. & Pwr. Rev. Series A2, 5% 7/1/25 (Pre-Refunded to 7/1/15 @ 100)	1,500	1,535
Los Angeles Muni. Impt. Corp. Lease Rev. Series 2012 C, 5% 3/1/19	3,300	3,795
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
California - continued
Los Angeles Unified School District:
Series 2004 J, 5% 1/1/17	$ 10,000	$ 10,880
Series 2006 A, 5% 7/1/18 (Pre-Refunded to 7/1/16 @ 100)	4,085	4,363
Los Angeles Wastewtr. Sys. Rev. Series 2009 A, 5.75% 6/1/34	4,000	4,681
Metropolitan Wtr. District of Southern California Wtr. Rev. Bonds Series 2011 A, 0.19%, tender 5/1/15 (d)	25,000	25,001
Modesto Irrigation District Elec. Rev. Series 2011 A:
5% 7/1/22	1,000	1,182
5% 7/1/23	3,800	4,445
Northern California Pwr. Agcy. Rev. (Hydroelectric #1 Proj.) Series 2010 A:
5% 7/1/19	1,185	1,367
5% 7/1/20	2,000	2,325
5% 7/1/21	1,500	1,740
5% 7/1/22	2,250	2,605
Oakland Gen. Oblig. Series 2009 B, 6% 1/15/34	1,485	1,715
Oakland Unified School District Alameda County:
Series 2009 A, 6.5% 8/1/21	2,250	2,669
Series 2013, 6.25% 8/1/28	1,860	2,248
Oakland-Alameda County Coliseum Auth. (Oakland Coliseum Proj.) Series 2012 A, 5% 2/1/23	5,865	6,822
Port of Oakland Rev. Series 2012 P, 5% 5/1/22 (e)	5,000	5,905
Poway Unified School District Series B:
0% 8/1/36	12,950	5,339
0% 8/1/37	16,850	6,609
0% 8/1/38	4,650	1,734
0% 8/1/40	2,240	738
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (FGIC Insured)	3,115	1,985
Sacramento Cogeneration Auth. Cogeneration Proj. Rev. (Proctor & Gamble Proj.) Series 2009:
5.25% 7/1/20	700	821
5.25% 7/1/21	700	831
Sacramento Pwr. Auth. Cogeneration Proj. Rev. Series 2005, 5% 7/1/19 (AMBAC Insured)	2,195	2,234
San Bernardino Cmnty. College District Series A, 6.5% 8/1/27 (Pre-Refunded to 8/1/18 @ 100)	3,500	4,179
San Bernardino County Ctfs. of Prtn. (Arrowhead Proj.):
Series 2009 A:
5% 8/1/19	8,465	9,537
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
California - continued
San Bernardino County Ctfs. of Prtn. (Arrowhead Proj.): - continued
Series 2009 A:
5.25% 8/1/26	$ 2,200	$ 2,450
5.5% 8/1/20	2,000	2,316
Series 2009 B, 5% 8/1/18	7,355	8,184
San Diego Convention Ctr. Expansion Series 2012 A, 5% 4/15/23	8,900	10,475
San Diego Pub. Facilities Fing. Auth. Swr. Rev. Series 2009 A:
5% 5/15/21	3,240	3,799
5% 5/15/22	2,000	2,338
San Diego Unified School District:
Series 2008 C:
0% 7/1/34	2,600	1,202
0% 7/1/39	7,200	2,615
0% 7/1/46	20,405	5,199
0% 7/1/47	13,000	3,161
Series 2008 E, 0% 7/1/49	4,500	996
San Jacinto Unified School District Series 2007, 5.25% 8/1/32 (Pre-Refunded to 8/1/17 @ 100)	4,300	4,800
San Marcos Unified School District Series 2010 B:
0% 8/1/35	3,675	1,588
0% 8/1/37	2,000	784
Santa Clara County Fing. Auth. Rev. (El Camino Hosp. Proj.) Series 2007 C, 5.75% 2/1/41 (AMBAC Insured)	5,000	5,482
Santa Monica-Malibu Unified School District Series 1999, 0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,900	1,709
Sonoma County Jr. College District Rev. Series 2002, 5% 8/1/28 (FSA Insured)	385	395
Sweetwater Union High School District Series 2008 A, 5.625% 8/1/47 (FSA Insured)	10,600	11,709
Union Elementary School District Series A, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,310	1,163
Univ. of California Revs.:
Series 2007 K:
5% 5/15/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,145	6,314
5% 5/15/16 (Pre-Refunded to 5/15/15 @ 101)	735	755
Series 2009 O, 5.25% 5/15/39	1,900	2,152
Ventura County Cmnty. College District Series C, 5.5% 8/1/33	4,400	5,042
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
California - continued
Washington Township Health Care District Gen. Oblig. Series 2013 A, 5.5% 8/1/40	$ 3,500	$ 4,124
West Contra Costa Unified School District Series 2012, 5% 8/1/26	7,895	9,374
		485,422
Colorado - 0.5%
Colorado Ctfs. of Prtn. (UCDHSC Fitzsimons Academic Proj.) Series 2005 B:
5% 11/1/17 (Pre-Refunded to 11/1/15 @ 100)	1,000	1,040
5.25% 11/1/24 (Pre-Refunded to 11/1/15 @ 100)	1,400	1,458
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.) 0% 7/15/22 (Escrowed to Maturity)	11,100	9,366
Colorado Health Facilities Auth. Rev.:
(Longmont Hosp. Proj.) Series 2006 B, 5.25% 12/1/16 (Radian Asset Assurance, Inc. Insured)	1,990	2,090
Bonds (Catholic Health Initiatives Proj.) Series 2008 C4, 4%, tender 11/12/15 (d)	5,800	5,985
Denver Health & Hosp. Auth. Healthcare Rev. Series 2007 A, 5% 12/1/15	2,310	2,395
E-470 Pub. Hwy. Auth. Rev.:
Series 1997 B, 0% 9/1/15 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,330	1,322
Series 2010 A:
0% 9/1/35	2,000	846
0% 9/1/37	3,000	1,144
0% 9/1/38	3,760	1,365
		27,011
Connecticut - 1.8%
Connecticut Dev. Auth. Poll. Cont. Rev. Bonds Series 2011 A, 1.55%, tender 4/1/15 (d)(e)	4,700	4,713
Connecticut Gen. Oblig.:
(Econ. Recovery Proj.) Series 2009 A, 5% 1/1/16	15,940	16,697
Series 2012 C, 5% 6/1/16	12,230	13,013
Series 2012 E, 5% 9/15/23	3,000	3,627
Series 2013 A:
0.18% 3/1/15 (d)	3,200	3,201
0.27% 3/1/16 (d)	1,400	1,403
0.38% 3/1/17 (d)	1,600	1,602
Series 2014 C, 5% 12/15/16	20,600	22,376
Series 2014 D, 2% 6/15/16	4,400	4,500
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Connecticut - continued
Connecticut Gen. Oblig.: - continued
Series 2014 E, 4% 9/1/16	$ 15,000	$ 15,868
Connecticut Health & Edl. Facilities Auth. Rev. (Yale-New Haven Hosp. Proj.) Series J1, 5% 7/1/31 (Pre-Refunded to 7/1/16 @ 100)	5,000	5,339
		92,339
Delaware, New Jersey - 0.2%
Delaware River & Bay Auth. Rev. Series 2014 C:
5% 1/1/22	3,000	3,552
5% 1/1/24	1,270	1,531
5% 1/1/25	2,750	3,293
		8,376
District Of Columbia - 0.3%
District of Columbia Rev. Series A, 5% 6/1/40	6,700	7,218
District of Columbia Wtr. & Swr. Auth. Pub. Util. Rev. Series 2007 A, 5.5% 10/1/41 (Pre-Refunded to 10/1/17 @ 100)	7,900	8,924
		16,142
Florida - 10.4%
Brevard County School Board Ctfs. of Prtn. Series 2014:
5% 7/1/27	3,300	3,907
5% 7/1/30	7,455	8,691
Broward County Arpt. Sys. Rev. Series 2012 Q1, 5% 10/1/23	3,100	3,692
Broward County School Board Ctfs. of Prtn.:
Series 2007 A, 5% 7/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,180	2,321
Series 2012 A:
5% 7/1/21	5,380	6,368
5% 7/1/22	5,000	5,961
5% 7/1/25	5,635	6,521
5% 7/1/26	24,585	28,179
Citizens Property Ins. Corp.:
Series 2010 A1, 5% 6/1/16 (FSA Insured)	6,000	6,369
Series 2011 A1, 5% 6/1/18	2,000	2,251
Clay County School Board Ctfs. of Prtn. Series 2005 B, 5% 7/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,385	1,415
Clearwater Wtr. and Swr. Rev. Series 2011:
5% 12/1/21	1,300	1,551
5% 12/1/23	2,245	2,639
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Florida - continued
Clearwater Wtr. and Swr. Rev. Series 2011: - continued
5% 12/1/24	$ 2,365	$ 2,765
Escambia County Solid Waste Disp. Rev. Bonds (Gulf Pwr. Co. Proj.) Series 2009, 1.35%, tender 6/2/15 (d)	2,100	2,108
Flagler County School Board Ctfs. Series 2005 A, 5% 8/1/16 (Pre-Refunded to 8/1/15 @ 100)	2,105	2,163
Florida Board of Ed. Pub. Ed. Cap. Outlay:
Series 2006 C, 5% 6/1/29	3,400	3,730
Series 2009 A, 5% 6/1/16	2,000	2,129
Series 2009 C, 5% 6/1/16	3,900	4,152
Series 2009 D, 5% 6/1/21	2,780	3,245
Series 2011 A, 5% 6/1/16	6,100	6,494
Series 2011 C:
5% 6/1/20	12,380	14,599
5% 6/1/22	10,000	11,967
Series 2011 E, 5% 6/1/24	5,000	5,900
Series 2012 C, 5% 6/1/16	5,600	5,962
Series A, 5.5% 6/1/38	1,800	2,043
Florida Correctional Privatization Communications Ctfs. of Prtn. Series 2004 A, 5% 8/1/15 (AMBAC Insured)	2,690	2,699
Florida Dept. of Trans. Rev. Series 2005 A, 5% 7/1/16	3,465	3,544
Florida Dev. Fin. Corp. Healthcare Facility Rev. 6% 2/1/33	4,900	5,563
Florida Gen. Oblig. (Dept. of Trans. Right-of-Way and Bridge Construction Proj.) Series 2008 A, 5.375% 7/1/28	3,375	3,758
Florida Muni. Pwr. Agcy. Rev.:
(St. Lucie Proj.) Series 2012 A, 5% 10/1/26	12,300	14,207
(Stanton II Proj.) Series 2012 A, 5% 10/1/22	2,830	3,353
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt, Inc. Prog.):
Series 2005 I:
5% 11/15/17	2,600	2,881
5% 11/15/18	2,000	2,266
Series 2008 B, 6% 11/15/37	12,000	14,108
Series B:
5% 11/15/17 (Pre-Refunded to 11/15/15 @ 100)	150	156
5% 11/15/17 (Pre-Refunded to 11/16/15 @ 100)	1,050	1,094
Hillsborough County Indl. Dev. Auth. Indl. Dev. Rev. (Health Facilities/Univ. Cmnty. Hosp. Proj.) Series 2008 B, 8% 8/15/32 (Pre-Refunded to 8/15/19 @ 101)	3,600	4,687
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Florida - continued
Indian River County School Board Ctfs. of Prtn. Series 2014:
5% 7/1/24	$ 2,670	$ 3,181
5% 7/1/25	2,000	2,397
Indian River County Wtr. & Swr. Rev.:
5% 9/1/21	1,855	2,138
5% 9/1/22	2,270	2,615
Jacksonville Sales Tax Rev. Series 2012:
5% 10/1/22	4,000	4,850
5% 10/1/23	5,320	6,357
Jacksonville Trans. Rev. Series 2012 A, 5% 10/1/23	2,000	2,390
JEA Wtr. & Swr. Sys. Rev. Series 2010 C, 5% 10/1/20	1,785	2,042
Lake County School Board Ctfs. of Prtn.:
Series 2006 B, 5% 6/1/20 (AMBAC Insured)	2,000	2,109
Series 2014 A:
5% 6/1/25 (FSA Insured)	1,000	1,187
5% 6/1/26 (FSA Insured)	1,800	2,117
5% 6/1/28 (FSA Insured)	500	582
Marion County School Board Ctfs. of Prtn. Series 2005 B:
5.25% 6/1/23 (Pre-Refunded to 6/1/15 @ 100)	3,330	3,398
5.25% 6/1/24 (Pre-Refunded to 6/1/15 @ 100)	3,750	3,827
Miami Beach Health Facilities Auth. Hosp. Rev. (Mount Sinai Med. Ctr. of Florida Proj.) Series 2012:
5% 11/15/21	1,000	1,173
5% 11/15/22	500	589
Miami-Dade County Aviation Rev.:
Series 2010 A, 5.375% 10/1/41	4,700	5,237
Series 2010 B, 5% 10/1/35 (FSA Insured)	10,225	11,318
Series 2012 A:
5% 10/1/22 (e)	3,000	3,524
5% 10/1/24 (e)	10,000	11,649
5% 10/1/24	2,165	2,560
Series 2014 A:
5% 10/1/27 (e)	1,325	1,540
5% 10/1/29 (e)	2,805	3,227
Miami-Dade County Cap. Asset Acquisition Series 2012 A, 5% 10/1/25	2,250	2,652
Miami-Dade County Edl. Facilities Rev. (Univ. of Miami Proj.) Series 2008 A, 5.75% 4/1/28	3,200	3,380
Miami-Dade County Expressway Auth.:
Series 2010 A, 5% 7/1/40	8,200	8,856
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Florida - continued
Miami-Dade County Expressway Auth.: - continued
Series 2014 A, 5% 7/1/44	$ 1,800	$ 2,013
Miami-Dade County Pub. Facilities Rev. (Jackson Health Sys. Proj.) Series 2005 B, 5% 6/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,195	8,018
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2008 A, 5% 8/1/15 (AMBAC Insured)	5,990	6,150
Series 2014 D:
5% 11/1/24	11,680	14,050
5% 11/1/25	12,235	14,555
5% 11/1/26	7,950	9,405
Miami-Dade County Transit Sales Surtax Rev. Series 2012:
5% 7/1/21	1,250	1,479
5% 7/1/42	1,675	1,860
Miami-Dade County Wtr. & Swr. Rev. Series 2008 A, 5.25% 10/1/18 (FSA Insured)	8,000	9,212
North Brevard County Hosp. District Rev.:
5.75% 10/1/38	2,210	2,422
5.75% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	5,425	6,355
5.75% 10/1/43	535	582
5.75% 10/1/43 (Pre-Refunded to 10/1/18 @ 100)	1,315	1,540
Orange County Health Facilities Auth.:
(Orlando Health, Inc.) Series 2009, 5.25% 10/1/20	4,520	5,216
Series 2012 A, 5% 10/1/42	12,650	13,685
Series 2012 B, 5% 10/1/42	5,200	5,625
Orange County Health Facilities Auth. Rev. (Orlando Reg'l. Health Care Sys. Proj.) Series 1996 A, 6.25% 10/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000	5,767
Orange County School Board Ctfs. of Prtn.:
Series 2012 B, 5% 8/1/26	4,000	4,662
Series 2015 C, 5% 8/1/29 (c)	7,000	8,316
Orlando & Orange County Expressway Auth. Rev. Series 2012, 5% 7/1/20	2,000	2,333
Orlando Utils. Commission Util. Sys. Rev.:
Series 2011 B:
5% 10/1/19	1,500	1,749
5% 10/1/20	3,500	4,127
Series 2012 A:
5% 10/1/23	1,700	2,085
5% 10/1/25	900	1,129
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Florida - continued
Palm Beach County School Board Ctfs. of Prtn.:
Series 2014 B, 5% 8/1/25	$ 3,200	$ 3,939
Series 2015 B:
5% 8/1/25 (c)	1,625	1,975
5% 8/1/27 (c)	8,285	9,926
5% 8/1/28 (c)	5,485	6,544
5% 8/1/26 (c)	10,460	12,574
Palm Beach County Solid Waste Auth. Rev.:
Series 2009, 5.25% 10/1/18 (Berkshire Hathaway Assurance Corp. Insured)	15,000	17,272
Series 2011, 5% 10/1/24	8,600	10,171
Putnam County Dev. Auth. Poll. Cont. Rev. Bonds (Seminole Elec. Coop., Inc. Proj.) Series 2007 B, 5.35%, tender 5/1/18 (d)	5,200	5,849
Saint Lucie County School Board Ctfs. of Prtn.:
Series 2005, 5% 7/1/17 (Pre-Refunded to 7/1/15 @ 100)	1,410	1,443
Series 2013 A:
5% 7/1/25	2,000	2,327
5% 7/1/27	4,255	4,913
South Lake County Hosp. District (South Lake Hosp., Inc.) Series 2009 A, 6.25% 4/1/39	2,700	3,046
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Health South Florida Obligated Group Proj.) Series 2007, 5% 8/15/15	5,000	5,147
Tampa Health Sys. Rev. Series 2010, 5% 11/15/19	1,500	1,737
Tampa Solid Waste Sys. Rev. Series 2010:
5% 10/1/17 (FSA Insured) (e)	5,965	6,555
5% 10/1/18 (FSA Insured) (e)	10,515	11,798
5% 10/1/19 (FSA Insured) (e)	5,965	6,784
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/28	1,900	2,155
		546,823
Georgia - 3.0%
Colquitt County Dev. Auth. Rev. Series C, 0% 12/1/21 (Escrowed to Maturity)	7,015	6,195
DeKalb County Hosp. Auth. Rev. (DeKalb Med. Ctr., Inc. Proj.) Series 2010:
6% 9/1/30	5,800	6,490
6.125% 9/1/40	7,190	7,906
DeKalb County Wtr. & Swr. Rev. Series 2011 A, 5.25% 10/1/25	1,480	1,759
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Georgia - continued
Fulton County Facilities Corp. Ctfs. of Prtn. (Gen. Purp. Proj.) Series 2009:
5% 11/1/15	$ 3,000	$ 3,101
5% 11/1/18	6,000	6,829
5% 11/1/19	3,000	3,447
Georgia Gen. Oblig. Series 2014 D, 5% 7/1/16	30,630	32,720
Georgia Muni. Elec. Auth. Pwr. Rev.:
(Proj. One):
Series 2008 A:
5.25% 1/1/18	7,500	8,410
5.25% 1/1/20	1,625	1,901
Series 2008 D, 5.75% 1/1/19	11,500	13,367
Series 2009 B, 5% 1/1/16	2,500	2,614
Series 2005 V:
6.6% 1/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	955	1,018
6.6% 1/1/18 (Pre-Refunded to 1/1/18 @ 100) (Escrowed to Maturity)	15	15
Series 2011 A, 5% 1/1/21	9,000	10,594
Series GG:
5% 1/1/22	3,000	3,580
5% 1/1/24	3,625	4,269
5% 1/1/25	1,250	1,461
5% 1/1/26	5,000	5,817
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.):
Series 2014 U, 5% 10/1/24	1,400	1,691
Series Q, 5% 10/1/22	2,000	2,340
Series S:
5% 10/1/22	1,275	1,492
5% 10/1/24	2,425	2,840
Metropolitan Atlanta Rapid Transit Auth. Sales Tax Rev. Third Series 2009 A, 5.25% 7/1/36	11,600	13,377
Richmond County Hosp. Auth. (Univ. Health Svcs., Inc. Proj.) Series 2009, 5.5% 1/1/36	11,000	12,240
		155,473
Hawaii - 0.2%
Hawaii Arpts. Sys. Rev. Series 2010 B, 5% 7/1/15 (e)	4,995	5,113
Hawaii Gen. Oblig. Series DR, 5% 6/1/18	3,655	4,135
		9,248
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Idaho - 0.2%
Idaho Health Facilities Auth. Rev.:
(St. Luke's Health Sys. Proj.) Series 2008 A:
6.5% 11/1/28	$ 2,700	$ 3,154
6.75% 11/1/37	2,600	3,027
(Trinity Health Group Proj.) 2008 B, 6.25% 12/1/33	1,600	1,861
		8,042
Illinois - 13.8%
Chicago Board of Ed.:
Series 1997 A, 0% 12/1/15 (AMBAC Insured)	1,150	1,144
Series 1999 A:
0% 12/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000	980
5.25% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,500	1,659
Series 2009 D:
5% 12/1/19 (Assured Guaranty Corp. Insured)	2,635	2,898
5% 12/1/20 (Assured Guaranty Corp. Insured)	5,960	6,539
5% 12/1/21 (Assured Guaranty Corp. Insured)	5,200	5,695
Series 2010 F, 5% 12/1/31	20,000	20,743
Series 2011 A, 5.5% 12/1/39	5,900	6,330
Series 2012 A, 5% 12/1/42	14,300	14,732
Chicago Gen. Oblig.:
(Cap. Impt. Proj.) Series 1999:
0% 1/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,600	2,122
0% 1/1/39 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	11,370	3,397
(City Colleges Proj.) Series 1999:
0% 1/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,350	4,321
0% 1/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	17,310	15,210
Series 2004 A, 5.25% 1/1/29 (FSA Insured)	190	191
Series 2006 A, 5% 1/1/23 (FSA Insured)	10,975	11,327
Series 2008 C, 5% 1/1/34	1,300	1,332
Series 2009 A:
5% 1/1/22	2,930	3,168
5% 1/1/27 (FSA Insured)	3,900	4,195
Series 2012 A:
5% 1/1/33	5,000	5,215
5% 1/1/34	2,090	2,174
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Illinois - continued
Chicago Gen. Oblig.: - continued
Series 2012 C:
5% 1/1/23	$ 1,000	$ 1,077
5% 1/1/25	1,000	1,069
5.25% 1/1/29	12,100	13,156
5.25% 1/1/30	17,000	18,417
Chicago Midway Arpt. Rev. Series 2014 B:
5% 1/1/19	350	399
5% 1/1/22	1,000	1,176
5% 1/1/24	3,330	3,981
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2005 A, 5.25% 1/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000	1,047
Series 2010 D:
5.25% 1/1/18 (e)	750	838
5.25% 1/1/19 (e)	5,125	5,855
Series 2011 B, 5% 1/1/20	4,430	5,142
Series 2011 C, 6.5% 1/1/41	14,475	17,702
Series 2012 A, 5% 1/1/22	1,750	2,077
Series 2012 B, 5% 1/1/22 (e)	7,000	8,101
Chicago Park District Gen. Oblig.:
Series 2010 C:
5% 1/1/22	3,155	3,597
5% 1/1/23	3,400	3,852
5% 1/1/24	2,000	2,249
5.25% 1/1/37	3,385	3,714
5.25% 1/1/40	1,575	1,716
Series 2014 D, 4% 1/1/19	2,000	2,185
Chicago Sales Tax Rev. Series 1998, 5.5% 1/1/16 (FGIC Insured) (FSA Insured)	2,400	2,513
Chicago Transit Auth. Cap. Grant Receipts Rev.:
(Fed. Transit Administration Section 5307 Proj.) Series 2008 A, 5.25% 6/1/23 (Assured Guaranty Corp. Insured)	1,700	1,860
5% 6/1/19 (AMBAC Insured)	3,705	3,965
5% 6/1/19 (Pre-Refunded to 12/1/16 @ 100)	745	808
Chicago Wastewtr. Transmission Rev. Series 2012, 5% 1/1/23	1,300	1,512
Chicago Wtr. Rev. Series 2008, 5.25% 11/1/33	5,200	5,694
Cook County Forest Preservation District:
Series 2012 B:
5% 12/15/23	1,000	1,149
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Illinois - continued
Cook County Forest Preservation District: - continued
Series 2012 B:
5% 12/15/24	$ 1,000	$ 1,164
Series 2012 C, 5% 12/15/25	2,120	2,459
Cook County Gen. Oblig.:
Series 2010 A, 5.25% 11/15/24	17,925	20,690
Series 2010 G, 5% 11/15/25	2,940	3,345
Series 2011 A, 5.25% 11/15/24	1,500	1,717
Series 2012 C:
5% 11/15/22	2,000	2,331
5% 11/15/23	4,980	5,767
5% 11/15/24	18,655	21,617
5% 11/15/25	520	599
Cook County Thorton Township High School District #205 Series 2008, 5.5% 12/1/19 (Assured Guaranty Corp. Insured)	1,660	1,929
DuPage County Forest Preserve District Rev. Series 2000, 0% 11/1/17	2,700	2,592
Grundy, Kendall & Will County Cmnty. High School District #111 Gen. Oblig. Series 2006 A, 5.25% 5/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,255	3,447
Illinois Dedicated Tax Rev. Series B, 0% 12/15/18 (AMBAC Insured)	1,800	1,583
Illinois Dev. Fin. Auth. Retirement Hsg. Regency Park Rev. 0% 7/15/23 (Escrowed to Maturity)	28,900	23,901
Illinois Fin. Auth. Gas Supply Rev. Bonds (Peoples Gas Lt. and Coke Co. Proj.) Series 2005 A, 4.3%, tender 6/1/16 (AMBAC Insured) (d)	1,400	1,470
Illinois Fin. Auth. Rev.:
(Advocate Health Care Proj.) Series 2008 D, 6.5% 11/1/38 (Pre-Refunded to 11/1/18 @ 100)	2,615	3,146
(Central DuPage Health Proj.) Series 2009 B, 5.375% 11/1/39	5,200	5,819
(DePaul Univ. Proj.) Series 2005 A, 5% 10/1/18 (XL Cap. Assurance, Inc. Insured) (Pre-Refunded to 10/1/18 @ 100)	2,815	2,904
(Northwest Cmnty. Hosp. Proj.) Series 2008 A, 5.5% 7/1/38	6,840	7,555
(Palos Cmnty. Hosp. Proj.) Series 2010 C:
5% 5/15/18	8,415	9,432
5% 5/15/19	3,940	4,495
(Provena Health Proj.) Series 2010 A:
6% 5/1/20	2,060	2,471
6.25% 5/1/21	6,395	7,706
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Illinois - continued
Illinois Fin. Auth. Rev.: - continued
(Sherman Health Systems Proj.) Series 2007 A, 5.5% 8/1/37 (Pre-Refunded to 8/1/17 @ 100)	$ 14,655	$ 16,419
(Silver Cross Hosp. and Med. Ctr. Proj.) Series 2008 A, 5.5% 8/15/30	1,485	1,632
(The Univ. of Chicago Med. Ctr. Proj.) Series 2009 B, 5% 8/15/23	4,700	5,412
Series 2008 A, 5.625% 1/1/37	21,070	22,802
Series 2009 A, 7.25% 11/1/38	5,865	6,942
Series 2009:
6.875% 8/15/38	325	380
7% 8/15/44	12,915	15,129
Series 2010 A:
5.5% 8/15/24	2,110	2,397
5.75% 8/15/29	1,440	1,623
Series 2010, 5.25% 8/15/36	675	724
Series 2012 A, 5% 5/15/23	1,480	1,711
Series 2012:
5% 9/1/32	8,100	8,646
5% 9/1/38	10,910	11,476
5% 11/15/43	3,265	3,543
Series 2013:
5% 11/15/26	2,675	3,073
5% 11/15/29	805	911
5% 5/15/43	7,800	8,231
Illinois Gen. Oblig.:
Series 2002, 5.5% 8/1/15 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,200	2,262
Series 2006:
5% 1/1/18	9,600	10,504
5% 1/1/19	3,200	3,544
Series 2007 B, 5% 1/1/15	1,150	1,150
Series 2010, 5% 1/1/21 (FSA Insured)	12,000	13,339
Series 2012 A, 5% 1/1/33	3,600	3,836
Series 2012:
5% 8/1/19	4,475	4,992
5% 3/1/20	3,280	3,682
5% 3/1/21	2,750	3,088
5% 8/1/21	1,600	1,801
5% 3/1/22	5,000	5,602
5% 8/1/22	6,600	7,407
5% 8/1/23	3,400	3,831
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Illinois - continued
Illinois Gen. Oblig.: - continued
Series 2013, 5.5% 7/1/38	$ 4,000	$ 4,449
Series 2014, 5.25% 2/1/31	8,000	8,935
Illinois Sales Tax Rev.:
Series 2010:
5% 6/15/15	1,200	1,226
5% 6/15/16	10,000	10,644
Series 2013, 5% 6/15/25	13,360	15,832
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2006 A1, 5% 1/1/26 (Pre-Refunded to 7/1/16 @ 100)	2,300	2,456
Series 2006 A2, 5% 1/1/31 (Pre-Refunded to 7/1/16 @ 100)	34,640	36,988
Joliet School District #86 Gen. Oblig. Series 2002, 0% 11/1/21 (FSA Insured)	6,870	5,551
Kane & DeKalb Counties Cmnty. Unit School District #302 Series 2008, 5.5% 2/1/27 (FSA Insured)	2,000	2,097
Kane, McHenry, Cook & DeKalb Counties Unit School District #300:
0% 12/1/18 (AMBAC Insured)	3,960	3,688
0% 12/1/18 (Escrowed to Maturity)	595	567
Lake County Cmnty. Consolidated School District #73 Gen. Oblig.:
0% 12/1/15 (Escrowed to Maturity)	860	858
0% 12/1/15 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,265	2,250
Lake County Cmnty. High School District #117, Antioch Series 2000 B, 0% 12/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,300	4,359
Lake County Cmnty. Unit School District #60 Waukegan Series 1996 C, 0% 12/1/15 (FSA Insured)	3,810	3,765
McHenry & Kane Counties Cmnty. Consolidated School District #158 Series 2004, 0% 1/1/24 (FSA Insured)	8,040	5,876
McHenry County Conservation District Gen. Oblig. Series 2014:
5% 2/1/24	2,300	2,776
5% 2/1/27	6,000	7,327
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 1992 A, 0% 6/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,415	1,235
Series 1996 A, 0% 6/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,700	2,837
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Illinois - continued
Metropolitan Pier & Exposition: - continued
(McCormick Place Expansion Proj.):
Series 2002 A, 0% 12/15/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	$ 10,340	$ 5,305
Series 2010 B1:
0% 6/15/43 (FSA Insured)	15,825	4,141
0% 6/15/44 (FSA Insured)	37,400	9,308
0% 6/15/46 (FSA Insured)	4,730	1,065
0% 6/15/47 (FSA Insured)	3,755	803
Series 2012 B, 0% 12/15/51	48,500	8,229
Series 2002 A, 0% 12/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,235	3,160
0% 6/15/16 (Escrowed to Maturity)	1,050	1,043
0% 6/15/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,500	2,460
0% 6/15/17 (Escrowed to Maturity)	1,175	1,152
0% 6/15/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,065	1,992
Univ. of Illinois Board of Trustees Ctfs. of Prtn. Series 2009 A:
5% 10/1/17	1,000	1,107
5% 10/1/19	1,475	1,630
Univ. of Illinois Rev.:
(Auxiliary Facilities Sys. Proj.) Series 2009 A, 5.75% 4/1/38	2,670	3,071
Series 2013:
6% 10/1/42	3,900	4,606
6.25% 10/1/38	3,900	4,554
Will County Cmnty. Unit School District #365-U:
0% 11/1/16 (Escrowed to Maturity)	995	986
0% 11/1/16 (FSA Insured)	3,005	2,949
0% 11/1/17 (FSA Insured)	1,300	1,250
		724,978
Indiana - 3.4%
Clark-Pleasant 2004 School Bldg. Corp. Series 2005, 5.25% 7/15/21 (Pre-Refunded to 7/15/15 @ 100)	1,405	1,442
Crown Point Multi-School Bldg. Corp. (Crown Point Cmnty. School Corp. Proj.) Series 2000, 0% 1/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,850	6,614
Delaware County Ind. Hosp. Auth. Series 2006, 5.125% 8/1/29 (Pre-Refunded to 8/1/16 @ 100)	2,000	2,145
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Indiana - continued
Franklin Township Independent School Bldg. Corp., Marion County Series 2005, 5% 7/15/15 (Escrowed to Maturity)	$ 1,700	$ 1,721
Hamilton Heights School Bldg. Corp. Series 2006:
5.25% 7/15/15 (FSA Insured)	1,010	1,037
5.25% 7/15/16 (FSA Insured)	2,095	2,248
Hobart Bldg. Corp. Series 2006, 6.5% 1/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	11,380	14,137
Indiana Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2001, 4.7%, tender 10/1/15 (d)(e)	1,650	1,702
Indiana Fin. Auth. Econ. Dev. Rev. Bonds (Republic Svcs., Inc. Proj.) Series A, 0.4%, tender 3/2/15 (d)(e)	6,800	6,801
Indiana Fin. Auth. Health Sys. Rev. (Sisters of Saint Francis Health Svcs., Inc. Obligated Group Proj.) Series 2008 C, 5.375% 11/1/32	4,200	4,705
Indiana Fin. Auth. Hosp. Rev. Series 2013, 5% 8/15/25	3,110	3,622
Indiana Fin. Auth. Rev.:
(l-69 Section 5 Proj.) Series 2014:
5.25% 9/1/25 (e)	1,160	1,351
5.25% 9/1/27 (e)	700	798
(State Revolving Fund Prog.) Series 2010 A, 4% 2/1/16	1,460	1,517
(Trinity Health Cr. Group Proj.) Series 2009 A:
5% 12/1/16	2,220	2,401
5% 12/1/17	855	952
Series 2012:
5% 3/1/22	1,000	1,151
5% 3/1/23	1,000	1,144
5% 3/1/30	1,050	1,158
5% 3/1/41	5,310	5,726
Indiana Health & Edl. Facilities Fing. Auth. Rev. Bonds (Ascension Health Sr. Cr. Group Proj.) Series 2006 B1, 4.1%, tender 11/3/16 (d)	7,800	8,315
Indiana Health Facility Fing. Auth. Rev. Bonds:
(Ascension Health Cr. Group Proj.) Series 2001 A2, 1.6%, tender 2/1/17 (d)	5,900	5,994
Series 2001 A1, 0.3%, tender 11/15/36	40,465	40,461
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev.:
Series 2012 A:
5% 1/1/24	1,000	1,172
5% 1/1/25	1,000	1,165
5% 1/1/26	2,745	3,180
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Indiana - continued
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev.: - continued
Series A, 5% 1/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	$ 1,150	$ 1,150
Indiana State Fin. Auth. Wastewtr. Util. Rev.:
(CWA Auth. Proj.) Series 2012 A, 5% 10/1/25	2,165	2,559
Series 2011 A, 5.25% 10/1/24	4,025	4,762
Indiana Trans. Fin. Auth. Hwy. Rev. Series 1993 A:
0% 6/1/17 (AMBAC Insured)	3,000	2,896
0% 12/1/17 (AMBAC Insured)	1,470	1,407
0% 6/1/18 (AMBAC Insured)	1,740	1,646
Indianapolis Thermal Energy Sys. Series 2010 B:
5% 10/1/20	8,310	9,654
5% 10/1/21	5,500	6,459
Lake Central Multi-District School Bldg. Corp. Series 2012 B:
4% 1/15/22	1,455	1,620
5% 7/15/22	1,000	1,197
5% 7/15/23	2,700	3,221
5% 7/15/24	4,185	4,958
5% 7/15/25	4,330	5,099
Portage Township Multi-School Bldg. Corp. Series 2005:
5.25% 7/15/19 (Pre-Refunded to 7/15/15 @ 100)	1,530	1,571
5.25% 7/15/27 (Pre-Refunded to 7/15/15 @ 100)	1,310	1,345
Wawasee Cmnty. School Corp. New Elementary and Remodeling Bldg. Corp. Series 2005, 5% 7/15/15 (FSA Insured)	1,455	1,492
Wayne Township Marion County School Bldg. Corp. Series 2007, 5.5% 7/15/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,295	2,489
		176,184
Iowa - 0.1%
Iowa Fin. Auth. Health Facilities Rev. Series 2005 A, 5% 2/15/17 (Assured Guaranty Corp. Insured)	1,685	1,829
Waukee Cmnty. School District Series 2014 C, 4% 6/1/16	3,140	3,298
		5,127
Kansas - 0.4%
Kansas Dev. Fin. Agcy. (Adventist Health Sys./Sunbelt Obligated Group Proj.) Series 2009 D, 5% 11/15/19	285	329
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Kansas - continued
Kansas Dev. Fin. Auth. Health Facilities Rev.:
(Hayes Med. Ctr., Inc. Proj.) Series 2010 Q, 5% 5/15/20	$ 1,110	$ 1,241
(KU Health Sys. Proj.) Series 2011 H, 5% 3/1/25	1,000	1,135
Overland Park Sales Tax Spl. Oblig. Rev. Series 2012, 4.375% 12/15/23	3,600	3,648
Topeka Combined Util. Impt. Rev. Series 2005 A, 6% 8/1/23 (Pre-Refunded to 8/1/15 @ 101)	1,430	1,492
Wichita Hosp. Facilities Rev. (Via Christi Health Sys., Inc. Proj.) Series 2009 III A, 5% 11/15/17 (Escrowed to Maturity)	5,000	5,598
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev.:
Series 2012 A:
5% 9/1/23	1,025	1,194
5% 9/1/24	4,415	5,113
Series 2012 B, 5% 9/1/24	1,500	1,738
		21,488
Kentucky - 1.2%
Jefferson County School District Fin. Corp. School Bldg. Rev. Series 2009 A, 5.25% 1/1/15 (FSA Insured)	1,290	1,290
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. (St. Elizabeth Med. Ctr., Inc. Proj.) Series 2009 A, 5.5% 5/1/39	3,000	3,410
Kentucky State Property & Buildings Commission Rev.:
(#106 Proj.) Series 2013 A, 5% 10/1/27	3,865	4,569
(#90 Proj.) 5.75% 11/1/23	12,000	13,905
Louisville & Jefferson County Series 2013 A:
5.5% 10/1/33	2,500	2,904
5.75% 10/1/38	6,430	7,516
Louisville & Jefferson County Metropolitan Govt. Health Facilities Rev. (Jewish Hosp. & St. Mary's HealthCare Proj.) Series 2008, 6.125% 2/1/37 (Pre-Refunded to 2/1/18 @ 100)	23,325	27,014
Louisville/Jefferson County Metropolitan Govt. Poll. Cont. Rev. Bonds (Louisville Gas and Elec. Co. Proj.) Series 2007 B, 1.15%, tender 6/1/17 (d)	3,050	3,038
		63,646
Louisiana - 1.2%
Louisiana Gas & Fuel Tax Rev. Bonds Series 2013 B, 0.579%, tender 5/1/17 (d)	30,000	30,187
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Louisiana - continued
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2009, 6.75% 7/1/39	$ 1,700	$ 2,002
Louisiana Pub. Facilities Auth. Rev.:
5% 7/1/15	1,705	1,744
5% 7/1/15 (Escrowed to Maturity)	1,035	1,059
Louisiana Stadium and Exposition District Series 2013 A, 5% 7/1/24	2,125	2,540
New Orleans Gen. Oblig.:
Series 2005, 5.25% 12/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,740	1,807
Series 2012, 5% 12/1/20	3,200	3,652
Tobacco Settlement Fing. Corp. Series 2013 A, 5% 5/15/26	19,400	20,836
		63,827
Maine - 0.3%
Maine Health & Higher Ed. Facilities Auth. Rev. Series 2008 D, 5.75% 7/1/38	4,200	4,629
Maine Tpk. Auth. Tpk. Rev.:
Series 2007, 5.25% 7/1/32 (AMBAC Insured)	2,080	2,254
Series 2009, 6% 7/1/38	1,800	2,095
Series 2014, 5% 7/1/16	4,340	4,633
		13,611
Maryland - 1.6%
Maryland Econ. Dev. Corp. Poll. Cont. Rev. (Potomac Elec. Proj.) Series 2006, 6.2% 9/1/22	4,000	4,729
Maryland Gen. Oblig. Series 2012 B, 5% 8/1/16	8,300	8,895
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Doctors Cmnty. Hosp. Proj.) Series 2010, 5.75% 7/1/38	7,755	8,307
(Univ. of Maryland Med. Sys. Proj.):
Series 2008 F:
5% 7/1/17	1,190	1,307
5% 7/1/18	2,500	2,812
Series 2010, 5.125% 7/1/39	3,600	3,883
(Upper Chesapeake Hosp. Proj.) Series 2008 C, 5.5% 1/1/18	1,095	1,122
Bonds:
Series 2012 C, 0.934%, tender 11/15/17 (d)	14,800	14,945
Series 2013 A:
0.684%, tender 5/15/18 (d)	5,800	5,839
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Maryland - continued
Maryland Health & Higher Edl. Facilities Auth. Rev.: - continued
Bonds:
Series 2013 A:
0.705%, tender 5/15/18 (d)	$ 8,400	$ 8,461
Series 2010, 5.625% 7/1/30	2,400	2,599
Series 2013 A:
5% 7/1/24	1,245	1,450
5% 7/1/25	1,060	1,228
Montgomery County Gen. Oblig.:
(Dept. of Liquor Cont. Proj.) Series 2009 A, 5% 4/1/16	1,665	1,761
Series 2009 A, 5% 11/1/16	15,570	16,849
		84,187
Massachusetts - 1.7%
Braintree Gen. Oblig. Series 2009, 5% 5/15/20	2,570	2,976
Massachusetts Dev. Fin. Agcy. Rev.:
(Boston College Proj.) Series Q1, 5% 7/1/21	1,840	2,116
Bonds Series 2013 U-6E, 0.59%, tender 9/30/16 (d)	7,100	7,114
Series 2013 A, 6.25% 11/15/28 (b)	5,000	5,541
Massachusetts Gen. Oblig.:
Series 2004 B, 5.25% 8/1/20	13,865	16,576
Series 2006 D, 5% 8/1/22 (Pre-Refunded to 8/1/16 @ 100)	5,760	6,172
Series 2007 C:
5.25% 8/1/22 (Pre-Refunded to 8/1/17 @ 100)	3,300	3,681
5.25% 8/1/24 (Pre-Refunded to 8/1/17 @ 100)	4,000	4,462
Series 2011 A, 5% 4/1/23	10,000	11,841
Massachusetts Health & Edl. Facilities Auth. Rev.:
(CareGroup, Inc. Proj.) Series 2008 E1, 5.125% 7/1/33	2,000	2,181
(Partners HealthCare Sys., Inc. Proj.) Series 2009 I3:
5% 7/1/20	7,500	8,681
5% 7/1/21	4,700	5,438
Bonds (Baystate Health Sys. Proj.) Series 2009 K, 5%, tender 7/1/15 (d)	7,000	7,156
Massachusetts Port Auth. Spl. Facilities Rev. (Delta Air Lines, Inc. Proj.) Series 2001 A, 5.5% 1/1/17 (AMBAC Insured) (e)	4,040	4,044
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Series 2007 A, 5% 8/15/22 (AMBAC Insured)	2,340	2,591
		90,570
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Michigan - 2.9%
Detroit School District Series 2012 A, 5% 5/1/22	$ 1,500	$ 1,735
Detroit Swr. Disp. Rev.:
Series 2001 E, 5.75% 7/1/31 (Berkshire Hathaway Assurance Corp. Insured) (FGIC Insured)	1,900	2,108
Series 2006 D, 0.757% 7/1/32 (d)	5,520	4,655
Grand Valley Michigan State Univ. Rev. Series 2009, 5% 12/1/15	665	693
Kent County Bldg. Auth. Series 2005, 5.5% 6/1/22	3,410	4,123
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2011 A:
5% 11/15/20	1,000	1,155
5% 11/15/21	650	755
Michigan Fin. Auth. Rev.:
Series 2012 A:
5% 6/1/21	1,540	1,751
5% 6/1/27	2,300	2,484
5% 6/1/39	4,930	5,137
Series 2012 B, 5% 7/1/22	2,900	3,092
Series 2012:
5% 11/15/36	7,100	7,780
5% 11/15/42	1,560	1,694
Series 2013:
5% 8/15/28	5,585	6,473
5% 8/15/29	2,000	2,308
Michigan Hosp. Fin. Auth. Rev.:
(Trinity Health Sys. Proj.):
Series 2008 A, 6.5% 12/1/33	5,500	6,449
5% 12/1/26	980	1,061
Bonds Series 1999 B3, 0.3%, tender 11/15/33	37,635	37,631
Michigan Trunk Line Fund Rev.:
Series 2005, 5.5% 11/1/20 (FSA Insured)	9,735	11,806
Series 2014, 5% 11/15/16	5,000	5,416
Royal Oak Hosp. Fin. Auth. Hosp. Rev.:
(William Beaumont Hosp. Oblig. Group Proj.) Series 2009 W, 5.25% 8/1/16	3,115	3,294
Series 2014 D:
5% 9/1/22	1,000	1,179
5% 9/1/24	2,000	2,371
Univ. of Michigan Rev. Bonds 0.24%, tender 4/1/15 (d)	36,500	36,503
		151,653
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Minnesota - 0.8%
Minnesota 911 Rev. (Pub. Safety Radio Communications Sys. Proj.) Series 2009, 5% 6/1/15 (Assured Guaranty Corp. Insured)	$ 2,060	$ 2,100
Minnesota Agric. & Econ. Dev. Board Rev. (Essentia Health Obligated Group Proj.) Series 2008 C1:
5% 2/15/21 (Assured Guaranty Corp. Insured)	4,165	4,767
5% 2/15/22 (Assured Guaranty Corp. Insured)	5,640	6,393
Minnesota Gen. Oblig.:
Series 2014 B, 3% 8/1/16	14,400	14,980
5% 11/1/20 (Pre-Refunded to 11/1/16 @ 100)	2,055	2,220
Northern Muni. Pwr. Agcy. Elec. Sys. Rev. Series 2010 A1:
5% 1/1/19	4,115	4,677
5% 1/1/20	4,500	5,179
Saint Paul Port Auth. Lease Rev. (HealthEast Midway Campus Proj.) Series 2003 A, 5.25% 5/1/15	170	172
St. Louis Park Health Care Facilities Rev. (Park Nicollet Health Svcs. Proj.) Series 2008 C:
5.5% 7/1/17	1,540	1,701
5.5% 7/1/18	1,400	1,586
		43,775
Mississippi - 0.1%
Mississippi Gen. Oblig. (Cap. Impts. Proj.) Series 2012 D, 0.57% 9/1/17 (d)	3,650	3,669
Missouri - 0.0%
Metropolitan St. Louis Swr. District Wastewtr. Sys. Rev. Series 2008 A, 5.75% 5/1/38	1,000	1,107
Missouri Dev. Fin. Board Infrastructure Facilities Rev. (City of Branson-Branson Landing Proj.) Series 2005 A, 6% 6/1/20	920	1,026
Missouri Envir. Impt. & Energy Resources Auth. Wtr. Poll. Cont. & Drinking Wtr. Rev. 5.125% 1/1/20	370	371
		2,504
Nebraska - 0.1%
Douglas County Hosp. Auth. #2 Health Facilities Rev.:
6% 8/15/25	1,990	2,218
6% 8/15/25 (Pre-Refunded to 8/15/17 @ 100)	1,520	1,725
Nebraska Pub. Pwr. District Rev. Series 2012 C, 5% 1/1/25	1,600	1,777
		5,720
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Nevada - 0.7%
Clark County Arpt. Rev. Series 2013 C1, 2.5% 7/1/15 (e)	$ 14,900	$ 15,055
Clark County School District Series 2014 A, 5.5% 6/15/16	3,480	3,731
Clark County Wtr. Reclamation District Series 2009 A, 5.25% 7/1/29 (Berkshire Hathaway Assurance Corp. Insured)	3,300	3,793
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig. Series 2012 B:
5% 6/1/22	1,000	1,204
5% 6/1/23	2,000	2,394
5% 6/1/24	2,000	2,379
5% 6/1/25	1,050	1,243
Nevada Gen. Oblig.:
Series 2012 B, 5% 8/1/21	1,395	1,673
Series 2013 D1, 5% 3/1/25	2,825	3,373
Washoe County Gen. Oblig. Series 2000 B, 0% 7/1/16 (FSA Insured)	4,140	4,030
		38,875
New Hampshire - 0.3%
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2007 A, 5% 10/1/37	4,640	4,961
Series 2012:
4% 7/1/22	1,350	1,421
5% 7/1/26	1,280	1,417
Series 2013 A, 5% 10/1/43	2,430	2,651
New Hampshire Tpk. Sys. Rev. Series 2012 B:
5% 2/1/22	2,250	2,660
5% 2/1/23	2,215	2,603
5% 2/1/24	1,775	2,075
		17,788
New Jersey - 3.4%
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A:
5% 2/15/24	2,000	2,364
5% 2/15/25	1,000	1,170
Garden State Preservation Trust Open Space & Farmland Preservation Series 2005 A, 5.8% 11/1/19 (Pre-Refunded to 11/1/15 @ 100)	2,300	2,405
New Jersey Ctfs. of Prtn. Series 2009 A:
5.25% 6/15/20	3,800	4,398
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
New Jersey - continued
New Jersey Ctfs. of Prtn. Series 2009 A: - continued
5.25% 6/15/21	$ 4,500	$ 5,166
5.25% 6/15/22	10,585	12,059
New Jersey Econ. Dev. Auth. Rev.:
Series 2005 O:
5.25% 3/1/15 (Escrowed to Maturity)	3,000	3,023
5.25% 3/1/21 (Pre-Refunded to 3/1/15 @ 100)	6,500	6,551
5.25% 3/1/23 (Pre-Refunded to 3/1/15 @ 100)	1,500	1,512
5.25% 3/1/24 (Pre-Refunded to 3/1/15 @ 100)	5,550	5,593
5.25% 3/1/25 (Pre-Refunded to 3/1/15 @ 100)	4,200	4,233
5.25% 3/1/26 (Pre-Refunded to 3/1/15 @ 100)	4,700	4,737
Series 2012 II, 5% 3/1/21	7,600	8,631
Series 2013 I, 5.5% 9/1/19	4,385	5,051
Series 2013:
5% 3/1/23	9,300	10,571
5% 3/1/24	12,800	14,510
5% 3/1/25	1,400	1,580
New Jersey Gen. Oblig. Series Q, 5% 8/15/19	3,800	4,350
New Jersey Health Care Facilities Fing. Auth. Rev. Series 2008, 6.625% 7/1/38	6,400	7,194
New Jersey Tpk. Auth. Tpk. Rev. Series 1991 C, 6.5% 1/1/16 (Escrowed to Maturity)	2,230	2,256
New Jersey Trans. Trust Fund Auth.:
Series 2003 B. 5.25% 12/15/19	3,035	3,486
Series 2012 AA:
5% 6/15/23	7,500	8,504
5% 6/15/24	12,000	13,684
Series 2014 AA:
5% 6/15/25	12,500	14,277
5% 6/15/26	7,500	8,488
New Jersey Transit Corp. Ctfs. of Prtn. Series 2014 A, 5% 9/15/16	18,000	19,220
Union County Impt. Auth. (Juvenile Detention Ctr. Facility Proj.) Series 2005, 5.5% 5/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000	2,022
		177,035
New Mexico - 0.8%
Farmington Poll. Cont. Rev. Bonds (Southern California Edison Co. Four Corners Proj.) Series 2005 B, 2.875%, tender 4/1/15 (d)	27,900	28,053
New Mexico Edl. Assistance Foundation Series 2009 B:
4% 9/1/15	5,000	5,121
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
New Mexico - continued
New Mexico Edl. Assistance Foundation Series 2009 B: - continued
4% 9/1/16	$ 3,000	$ 3,167
Rio Rancho Wtr. & Wastewtr. Sys. Rev. Series 2009, 5% 5/15/18 (FSA Insured)	2,870	3,178
		39,519
New York - 7.6%
Dutchess County Local Dev. Corp. Rev. (Health Quest Systems, Inc. Proj.) Series 2010 A:
5% 7/1/20 (Assured Guaranty Corp. Insured) (FSA Insured)	1,070	1,211
5.75% 7/1/40	1,000	1,144
Long Island Pwr. Auth. Elec. Sys. Rev. Series 2008 A, 6% 5/1/33	6,000	7,032
Metropolitan Trans. Auth. Svc. Contract Rev. Series 7, 5.625% 7/1/16 (Escrowed to Maturity)	450	460
New York City Gen. Oblig.:
Series 2012 F, 5% 8/1/24	5,000	5,912
Series 2014 J, 3% 8/1/16	10,100	10,491
Series 2014 K, 3% 8/1/16	5,045	5,240
Series 2015 A, 3% 8/1/16	47,530	49,359
Series 2015 B, 3% 8/1/16	10,100	10,491
Series J7, 0.51% 8/1/21 (d)	4,000	4,004
Series J8, 0.42% 8/1/21 (d)	4,900	4,901
New York City Indl. Dev. Agcy. Civic Facility Rev. (Polytechnic Univ. NY Proj.) 5.25% 11/1/27 (ACA Finl. Guaranty Corp. Insured)	2,300	2,549
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series 2009 FF 2, 5.5% 6/15/40	800	920
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
Series 2008 S1, 5% 1/15/20	4,480	4,997
Series 2009 S2, 6% 7/15/38	7,000	8,036
Series 2009 S3:
5.25% 1/15/34	17,500	19,552
5.25% 1/15/39	2,600	2,896
Series 2009 S4, 5.75% 1/15/39	6,400	7,278
New York City Transitional Fin. Auth. Rev.:
Series 2003 B:
4% 2/1/21	5,000	5,639
5% 2/1/21	3,510	4,180
Series 2010 B, 5% 11/1/20	37,195	43,319
Series 2010 D, 5% 11/1/15 (Escrowed to Maturity)	155	161
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
New York - continued
New York City Transitional Fin. Auth. Rev.: - continued
Series 2012 A, 5% 11/1/21	$ 5,460	$ 6,569
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2012 A, 5% 5/15/23	13,355	15,972
New York Dorm. Auth. Personal Income Tax Rev.:
(Ed. Proj.):
Series 2008 B, 5.75% 3/15/36	2,600	2,998
Series 2009 A, 5% 3/15/19	11,040	12,691
Series 2013 A, 5% 2/15/16	6,600	6,946
Series A:
5% 2/15/19	1,000	1,148
5% 2/15/20	3,000	3,513
New York Dorm. Auth. Revs.:
(New York Univ. Hosp. Ctr. Proj.) Series 2007 B, 5.25% 7/1/24 (Pre-Refunded to 7/1/17 @ 100)	700	763
Series 2009 A:
5% 7/1/20	5,000	5,775
5% 7/1/21	12,335	14,259
New York Local Govt. Assistance Corp. Series 2003 A, 5% 4/1/18	16,225	18,292
New York Metropolitan Trans. Auth. Rev.:
Bonds Series 2012 G2, 0.634%, tender 11/1/15 (d)	15,400	15,417
Series 2003 B, 5.25% 11/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,890	9,239
Series 2008 C, 6.5% 11/15/28	11,300	13,580
New York Thruway Auth. Gen. Rev. Series 2005 G, 5.25% 1/1/27 (Pre-Refunded to 7/1/15 @ 100)	5,000	5,124
New York Thruway Auth. Personal Income Tax Rev. Series 2007 A, 5.25% 3/15/25	3,000	3,333
New York Thruway Auth. Second Gen. Hwy. & Bridge Trust Fund:
Series 2010 A, 5% 4/1/23	8,195	9,486
Series 2011 A, 5% 4/1/19	2,000	2,301
Series 2011 A1, 5% 4/1/20	2,220	2,601
Series 2011 A2, 5% 4/1/21	2,000	2,376
New York Urban Dev. Corp. Rev. Series 2011 A, 5% 3/15/22	7,605	8,995
Tobacco Settlement Fing. Corp.:
Series 2011, 5% 6/1/16	17,000	18,100
Series 2013 B, 5% 6/1/21	4,000	4,237
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
New York - continued
Triborough Bridge & Tunnel Auth. Revs.:
Series 2013 A:
5% 11/15/23	$ 3,000	$ 3,711
5% 11/15/24	4,000	4,897
Series Y, 5.5% 1/1/17 (Escrowed to Maturity)	5,400	5,702
		397,797
North Carolina - 1.5%
Mecklenburg County Pub. Facilities Corp. Series 2009, 5% 3/1/17	2,245	2,448
Nash Health Care Sys. Health Care Facilities Rev. Series 2012, 5% 11/1/41	3,440	3,750
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev. Series 2009 B:
5% 1/1/15	1,250	1,250
5% 1/1/16	3,000	3,134
5% 1/1/20	2,110	2,414
North Carolina Gen. Oblig. Series 2014 A, 5% 6/1/16	10,320	10,988
North Carolina Grant Anticipation Rev. Series 2009, 5% 3/1/16	2,250	2,368
North Carolina Med. Care Cmnty. Health (Memorial Mission Hosp. Proj.) Series 2007, 5% 10/1/18	1,290	1,429
North Carolina Med. Care Commission Hosp. Rev. (North Carolina Baptist Hosp. Proj.) Series 2010:
5% 6/1/21	6,000	6,911
5% 6/1/22	4,000	4,561
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.:
Series 2009 A, 5% 1/1/30	1,700	1,919
Series 2012 A:
5% 1/1/19	10,475	11,949
5% 1/1/20	2,000	2,318
Univ. of North Carolina at Chapel Hill Rev. Bonds Series 2012 A, 0.5539%, tender 12/1/15 (d)	12,900	12,908
Wake County Gen. Oblig. Series 2014, 5% 9/1/16	9,000	9,677
		78,024
Ohio - 1.8%
American Muni. Pwr., Inc. Rev.:
(Amp Freemont Energy Ctr. Proj.):
Series 2012 B:
5% 2/15/22	2,000	2,368
5% 2/15/23	2,175	2,549
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Ohio - continued
American Muni. Pwr., Inc. Rev.: - continued
(Amp Freemont Energy Ctr. Proj.):
Series 2012:
5% 2/15/21	$ 1,500	$ 1,763
5% 2/15/24	2,000	2,331
(Freemont Energy Ctr. Proj.) Series 2012 B, 5% 2/15/42	1,805	1,984
Buckeye Tobacco Settlement Fing. Auth. Series 2007 A1:
5% 6/1/16	3,300	3,491
5% 6/1/17	3,780	4,122
Cleveland Wtr. Rev. Series 2012 A:
5% 1/1/26	1,250	1,460
5% 1/1/27	1,500	1,744
Columbus City School District (School Facilities Construction and Impt. Proj.) Series 2009 B, 3% 12/1/15	1,435	1,471
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
5% 6/15/25	2,465	2,758
5% 6/15/26	2,590	2,868
5% 6/15/27	2,720	2,999
5% 6/15/28	2,855	3,105
Lucas County Hosp. Rev. (ProMedica Healthcare Oblig. Group Proj.) Series 2011 A, 6.5% 11/15/37	4,600	5,662
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 5% 2/15/27	5,885	6,280
Ohio Air Quality Dev. Auth. Rev. Series 2009 C, 5.625% 6/1/18	1,500	1,670
Ohio Bldg. Auth.:
(Administrative Bldg. Fund Proj.) Series 2009 B, 5% 10/1/21	3,100	3,570
(Adult Correctional Bldg. Fund Proj.) Series 2009 B:
5% 10/1/21	4,980	5,734
5% 10/1/22	2,000	2,302
5% 10/1/23	3,000	3,450
Ohio Gen. Oblig.:
(Common Schools Proj.) Series 2010 B, 4% 9/15/15	2,830	2,905
Series 2013 B, 4% 6/15/16	2,860	3,007
Ohio Higher Edl. Facility Commission Rev.:
(Cleveland Clinic Foundation Proj.) Series 2008 A, 5.375% 1/1/38	2,100	2,305
(Univ. Hosp. Health Sys. Proj.) Series 2010 A, 5.25% 1/15/21	4,790	5,484
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Ohio - continued
Ohio Higher Edl. Facility Commission Rev.: - continued
Series 2013 A2, 0.34% 1/1/16 (d)	$ 1,615	$ 1,617
Ohio Tpk. Commission Tpk. Rev. (Infastructure Proj.) Series 2005 A, 0% 2/15/42	11,600	3,499
Ohio Wtr. Dev. Auth. Poll. Cont. Facilities Rev. Bonds (FirstEnergy Corp. Proj.) Series 2009 A, 5.875%, tender 6/1/16 (d)	5,900	6,271
Ross County Hosp. Facilities Rev. (Adena Health Sys. Proj.) Series 2008, 5.75% 12/1/35	5,200	5,885
		94,654
Oklahoma - 1.0%
Grand River Dam Auth. Rev. Series 2014 A:
5% 6/1/27	1,200	1,447
5% 6/1/28	1,500	1,796
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2005:
5.5% 10/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,165	2,245
5.5% 10/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,550	1,607
Oklahoma Dev. Fin. Auth. Rev. (Saint John Health Sys. Proj.) Series 2012:
5% 2/15/23	3,100	3,619
5% 2/15/42	7,185	7,915
Oklahoma Pwr. Auth. Pwr. Supply Sys. Rev.:
Series 2010 A:
5% 1/1/21 (FSA Insured)	4,000	4,546
5% 1/1/22 (FSA Insured)	12,455	14,106
Series 2014 A:
5% 1/1/26	1,700	2,050
5% 1/1/27	6,000	7,183
5% 1/1/28	2,000	2,379
5% 1/1/29	1,570	1,857
Series 2014 B, 5% 1/1/27	2,145	2,568
		53,318
Oregon - 0.2%
Portland Swr. Sys. Rev.:
Series 2014 A, 5% 10/1/16	7,160	7,721
Series 2014 B, 5% 10/1/16	4,690	5,055
		12,776
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Pennsylvania - 5.3%
Annville-Cleona School District:
5.5% 3/1/23	$ 375	$ 377
5.5% 3/1/23 (Pre-Refunded to 3/1/15 @ 100)	925	933
Beaver County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (FirstEnergy Nuclear Generation Corp. Proj.):
Series 2005 A, 3.375%, tender 7/1/15 (d)	6,900	6,987
Series 2006 A, 3.5%, tender 6/1/20 (d)	18,000	18,536
Series 2006 B, 3.5%, tender 6/1/20 (d)	21,000	21,626
East Stroudsburg Area School District Series 2007 A, 7.5% 9/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,400	2,807
Easton Area School District Series 2005, 7.5% 4/1/21 (Pre-Refunded to 4/1/16 @ 100)	2,150	2,343
Econ. Dev. Fin. Auth. Unemployment Compensation Rev.:
Series 2012 A, 4% 7/1/16	6,000	6,321
Series 2012 B:
5% 7/1/21	8,000	8,932
5% 7/1/22	6,000	6,396
5% 1/1/23	3,000	3,137
Erie County Hosp. Auth. Rev. (Saint Vincent Health Ctr. Proj.) Series 2010 A, 7% 7/1/27	7,570	8,217
Fleetwood Area School District Series 2007, 5.25% 6/1/21 (Pre-Refunded to 12/1/15 @ 100)	1,800	1,883
Mifflin County School District Series 2007, 7.5% 9/1/26 (XL Cap. Assurance, Inc. Insured)	1,390	1,602
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	3,300	4,010
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.):
Series 1993 A, 6% 6/1/22 (AMBAC Insured)	3,930	4,733
Series 2009 A, 5% 6/1/17	2,925	3,193
Pennsylvania Econ. Dev. Auth. Governmental Lease (Forum Place Proj.) Series 2012:
5% 3/1/21	3,115	3,576
5% 3/1/22	2,000	2,310
Pennsylvania Gen. Oblig.:
Second Series 2006, 5% 3/1/20 (Pre-Refunded to 3/1/17 @ 100)	1,745	1,909
Series 2006 1, 5% 10/1/19 (Pre-Refunded to 10/1/16 @ 100)	9,000	9,712
Series 2010 A3, 5% 7/15/16	4,910	5,250
Series 2011:
5% 7/1/16	6,695	7,147
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Pennsylvania - continued
Pennsylvania Gen. Oblig.: - continued
Series 2011:
5% 7/1/21	$ 2,100	$ 2,503
Series 2012, 5% 7/1/16	19,100	20,389
Series 2013 1, 5% 4/1/16	3,400	3,595
Series 2013, 5% 10/15/27	10,000	11,915
Pennsylvania Higher Edl. Facilities Auth. Rev. (Univ. of Pennsylvania Health Sys. Proj.) Series 2009 A, 5.25% 8/15/21	2,100	2,435
Pennsylvania Intergovernmental Coop. Auth. Spl. Tax Rev. (City of Philadelphia Fdg. Prog.) Series 2009, 5% 6/15/15	15,100	15,425
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2008 B1, 5.5% 6/1/33	8,500	9,420
Series 2009 B, 5% 12/1/16	12,500	13,542
Series 2013 A, 0.64% 12/1/17 (d)	7,600	7,644
Series 2013 A2:
0% 12/1/28 (a)	1,250	1,254
0% 12/1/33 (a)	1,250	1,225
Philadelphia Gas Works Rev.:
(1975 Gen. Ordinance Proj.) Seventeenth Series, 5.375% 7/1/20 (FSA Insured)	1,725	1,730
(1998 Gen. Ordinance Proj.) Eighth Series A, 5% 8/1/15	2,900	2,964
Seventeenth Series, 5.375% 7/1/16 (FSA Insured)	2,700	2,861
Tenth Series 1998, 5% 7/1/15	1,895	1,931
Philadelphia Gen. Oblig. Series 2008 B, 7.125% 7/15/38 (Pre-Refunded to 7/15/16 @ 100)	2,500	2,755
Philadelphia School District:
Series 2005 A, 5% 8/1/22	670	685
Series 2010 C:
5% 9/1/20	14,000	16,089
5% 9/1/21	6,000	6,800
5% 8/1/22 (Pre-Refunded to 8/1/15 @ 100)	30	31
Pittsburgh School District:
Series 2009 A, 4% 9/1/15 (Assured Guaranty Corp. Insured)	2,800	2,869
Series 2010 A:
5% 9/1/19 (FSA Insured)	1,500	1,720
5% 9/1/20 (FSA Insured)	1,000	1,164
Southcentral Pennsylvania Gen. Auth. Rev.:
6% 6/1/25	1,915	2,190
6% 6/1/25 (Pre-Refunded to 6/1/18 @ 100)	2,585	3,011
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Pennsylvania - continued
State Pub. School Bldg. Auth. Lease Rev. (Philadelphia School District Proj.) Series 2012:
5% 4/1/22	$ 2,000	$ 2,298
5% 4/1/24	1,365	1,540
Wilson School District Series 2007, 5.25% 6/1/24 (Pre-Refunded to 12/1/15 @ 100)	3,960	4,140
		276,062
Puerto Rico - 0.1%
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2012 A, 5.25% 7/1/23	3,000	2,313
Puerto Rico Pub. Bldg. Auth. Rev. Bonds Series M2, 5.75%, tender 7/1/17 (d)	5,000	4,318
		6,631
South Carolina - 1.5%
Greenwood Fifty School Facilities Installment Series 2007, 5% 12/1/15 (Assured Guaranty Corp. Insured)	1,360	1,417
Scago Edl. Facilities Corp. for Colleton School District Series 2006:
5% 12/1/15 (Radian Asset Assurance, Inc. Insured)	750	781
5% 12/1/19 (Assured Guaranty Corp. Insured)	2,040	2,181
South Carolina Jobs-Econ. Dev. Auth. (Palmetto Health Proj.) Series 2009, 5% 8/1/17	1,000	1,092
South Carolina Pub. Svc. Auth. Rev.:
(Santee Cooper Proj.) Series 2009 E, 5% 1/1/17 (Escrowed to Maturity)	2,130	2,315
Series 2011 B, 5% 12/1/20	2,275	2,678
Series 2012 B, 5% 12/1/19	7,200	8,357
Series 2012 C, 5% 12/1/20	7,500	8,829
Series 2013 E, 5.5% 12/1/53	6,485	7,448
Series 2014 A:
5% 12/1/49	7,500	8,388
5.5% 12/1/54	17,400	19,897
Series 2014 C:
5% 12/1/25	4,000	4,841
5% 12/1/26	4,000	4,806
5% 12/1/27	3,100	3,707
Univ. of South Carolina Athletic Facilities Rev. Series 2008 A, 5.5% 5/1/38	3,670	4,161
		80,898
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
South Dakota - 0.1%
South Dakota Health & Edl. Facilities Auth. Rev.:
(Sanford Health Proj.) Series 2009:
5% 11/1/16	$ 375	$ 403
5.25% 11/1/18	1,000	1,145
Series 2014 B:
5% 11/1/24	1,235	1,486
5% 11/1/25	1,210	1,452
5% 11/1/26	200	239
		4,725
Tennessee - 0.4%
Jackson Hosp. Rev. (Jackson-Madison County Gen. Hosp. Proj.) Series 2008, 5.75% 4/1/41	3,500	3,887
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2010 B, 5.625% 7/1/20 (e)	5,000	5,878
Metropolitan Nashville Arpt. Auth. Rev. Series 2010 A, 4.75% 7/1/15	3,560	3,639
Rutherford County Gen. Oblig. Series 2012, 5% 4/1/16	1,280	1,354
Shelby County Health Edl. & Hsg. Facilities Board Rev. Series 2004 A, 5% 9/1/16	5,000	5,348
Sullivan County Health, Ed. and Hsg. Board (Wellmont Health Sys. Proj.) Series 2006 C, 5.25% 9/1/36	1,800	1,889
		21,995
Texas - 10.1%
Aldine Independent School District (School Bldg. Proj.) Series 2007 A, 5.25% 2/15/32	1,800	1,950
Austin Arpt. Sys. Rev. Series 2014, 5% 11/15/29 (c)(e)	2,770	3,229
Austin Cmnty. College District Pub. Facilities Lease Rev. (Round Rock Campus Proj.) Series 2008, 5.5% 8/1/20	3,015	3,446
Austin Cmnty. College District Rev. (Convention Ctr. Proj.) Series 2002, 0% 2/1/22 (AMBAC Insured)	1,335	1,118
Austin Convention Enterprises, Inc. (Convention Ctr. Proj.) Series 2006 B:
6% 1/1/16	1,750	1,810
6% 1/1/18	1,000	1,071
6% 1/1/19	1,335	1,427
Austin Elec. Util. Sys. Rev.:
Series 2012 A, 5% 11/15/23	1,500	1,798
0% 5/15/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,900	1,856
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Texas - continued
Austin Wtr. & Wastewtr. Sys. Rev. Series 2009 A, 5% 11/15/17	$ 1,375	$ 1,534
Bastrop Independent School District Series 2007:
5.25% 2/15/37	1,100	1,183
5.25% 2/15/42	6,000	6,439
Bell County Gen. Oblig. Series 2008, 5.25% 2/15/19 (FSA Insured)	2,090	2,345
Bexar County Gen. Oblig. Series 2007, 5.25% 6/15/30 (Pre-Refunded to 6/15/16 @ 100)	2,995	3,183
Brazosport College District Series 2008, 5.5% 2/15/33 (Assured Guaranty Corp. Insured)	2,000	2,228
Cypress-Fairbanks Independent School District Series A, 0% 2/15/16	3,640	3,629
Dallas Area Rapid Transit Sales Tax Rev. Series 2008, 5.25% 12/1/38	6,700	7,548
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2009 A:
5% 11/1/15	5,000	5,194
5% 11/1/16	3,000	3,232
5% 11/1/19	1,000	1,162
5% 11/1/21	1,500	1,616
Series 2014 B:
5% 11/1/26 (e)	3,005	3,501
5% 11/1/27 (e)	1,280	1,484
5% 11/1/28 (e)	2,845	3,267
5% 11/1/30 (e)	5,435	6,119
5% 11/1/31 (e)	11,485	12,905
5% 11/1/32 (e)	14,530	16,283
5% 11/1/33 (e)	10,000	11,177
5% 11/1/34 (e)	2,365	2,625
Dallas Independent School District:
Series 2008, 6.375% 2/15/34 (Pre-Refunded to 2/15/18 @ 100)	1,300	1,518
Series 2014 A, 4% 8/15/16	11,900	12,574
DeSoto Independent School District Series 2001, 0% 8/15/18	2,195	2,100
Frisco Independent School District Series 2009, 5.375% 8/15/39 (Assured Guaranty Corp. Insured)	2,575	2,980
Gainesville Independent School District:
5.25% 2/15/36 (Pre-Refunded to 2/15/16 @ 100)	845	892
5.25% 2/15/36 (Pre-Refunded to 2/15/16 @ 100)	190	201
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Texas - continued
Grand Parkway Trans. Corp.:
Series 2013 B:
5% 4/1/53	$ 1,165	$ 1,289
5.25% 10/1/51	1,400	1,581
5.5% 4/1/53	5,900	6,506
Series 2013 C, 5.125% 10/1/43	2,500	2,707
Harris County Gen. Oblig.:
(Permanent Impt. Proj.) Series 1996, 0% 10/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,180	6,080
(Road Proj.) Series 2008 B, 5% 8/15/17	2,000	2,200
Bonds Series 2012 B, 0.63%, tender 8/15/15 (d)	11,800	11,804
Series 2012 A, 0.47% 8/15/15 (d)	1,400	1,402
Series 2012 C:
5% 8/15/24	1,075	1,290
5% 8/15/25	3,860	4,613
Series 2014 A, 5% 10/1/16	7,580	8,170
Harris County Health Facilities Dev. Corp. Hosp. Rev. (Memorial Hermann Healthcare Sys. Proj.) Series 2008 B, 7.25% 12/1/35 (Pre-Refunded to 12/1/18 @ 100)	2,400	2,961
Houston Arpt. Sys. Rev.:
Series 2011 A, 5% 7/1/20 (e)	8,000	9,309
Series 2012 A, 5% 7/1/23 (e)	2,400	2,823
Series A, 5.5% 7/1/39	6,000	6,788
Houston Independent School District:
Series 2005 A, 0% 2/15/16	6,395	6,369
0% 8/15/15	2,000	1,995
Houston Util. Sys. Rev.:
Bonds Series 2012 C, 0.64%, tender 8/1/16 (d)	10,300	10,333
Series 2007 B, 5% 11/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,500	2,789
Humble Independent School District Series 2000:
0% 2/15/16	1,250	1,248
0% 2/15/17	1,400	1,384
Irving Independent School District Series 1997 A, 0% 2/15/16	1,035	1,031
Keller Independent School District Series 1996 A, 0% 8/15/17	1,020	998
Kermit Independent School District Series 2007, 5.25% 2/15/32 (Pre-Refunded to 2/15/17 @ 100)	2,400	2,637
La Vernia Higher Ed. Fin. Corp. Ed. Rev. Series 2008 A, 7.125% 2/15/38 (Pre-Refunded to 2/15/17 @ 100)	16,015	18,114
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Texas - continued
Liberty Hill Independent School District (School Bldg. Proj.) Series 2006, 5.25% 8/1/35 (Pre-Refunded to 2/1/16 @ 100)	$ 3,400	$ 3,584
Lower Colorado River Auth. Rev.:
5% 5/15/15	2,470	2,513
5% 5/15/15 (Escrowed to Maturity)	5	5
5.75% 5/15/37	255	259
5.75% 5/15/37 (Pre-Refunded to 5/15/15 @ 100)	3,235	3,300
5.75% 5/15/37 (Pre-Refunded to 5/15/15 @ 100)	75	77
5.75% 5/15/37 (Pre-Refunded to 5/15/15 @ 100)	35	36
Manor Independent School District Series 2007, 5.25% 8/1/34 (Pre-Refunded to 8/1/16 @ 100)	2,000	2,153
Mansfield Independent School District:
5.5% 2/15/15	25	25
5.5% 2/15/16	35	35
Midway Independent School District Series 2000, 0% 8/15/19	1,400	1,306
Montgomery County Gen. Oblig.:
5.25% 3/1/20 (FSA Insured)	170	186
5.25% 3/1/20 (Pre-Refunded to 3/1/17 @ 100)	1,235	1,358
North Central Texas Health Facilities Dev. Corp. Rev. Series 1997 B, 5.75% 2/15/15 (Escrowed to Maturity)	2,520	2,533
North Harris County Reg'l. Wtr. Auth. Series 2013:
4% 12/15/23	1,025	1,139
4% 12/15/24	1,825	2,022
North Texas Tollway Auth. Dallas North Tollway Sys. Rev. Series 2005 A, 5% 1/1/35 (Pre-Refunded to 1/1/15 @ 100)	1,100	1,100
North Texas Tollway Auth. Rev.:
Series 2011 A:
5.5% 9/1/41	10,155	11,909
6% 9/1/41	1,000	1,219
Series 2014 A, 5% 1/1/24	5,000	6,014
6% 1/1/23	275	310
6% 1/1/23 (Pre-Refunded to 1/1/18 @ 100)	1,925	2,211
Pharr San Juan Alamo Independent School District 5% 2/1/16	2,265	2,380
Plano Independent School District Series 2008 A, 5.25% 2/15/23	1,140	1,284
Pleasant Grove Independent School District:
5.25% 2/15/32 (Pre-Refunded to 2/15/17 @ 100)	885	972
5.25% 2/15/32 (Pre-Refunded to 2/15/17 @ 100)	715	785
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Texas - continued
Prosper Independent School District Series 2007, 5.375% 8/15/33	$ 7,340	$ 8,137
Rockdale Independent School District:
Series 2007 A, 5.25% 2/15/37 (Pre-Refunded to 2/15/16 @ 100)	555	586
5.25% 2/15/37	1,465	1,534
Sam Rayburn Muni. Pwr. Agcy. Series 2012, 5% 10/1/18	1,230	1,400
San Antonio Arpt. Sys. Rev. Series 2007, 5% 7/1/15 (FSA Insured) (e)	2,165	2,211
San Antonio Elec. & Gas Sys. Rev.:
Series 2006 A, 5% 2/1/25 (Pre-Refunded to 2/1/16 @ 100)	4,400	4,624
Series 2012, 5.25% 2/1/25	3,200	4,081
San Antonio Pub. Facilities Corp. and Rfdg. Lease (Convention Ctr. Proj.) Series 2012:
5% 9/15/23	4,800	5,712
5% 9/15/24	7,490	8,804
5% 9/15/25	9,295	10,890
San Antonio Wtr. Sys. Rev. Series 2012, 5% 5/15/22	6,000	7,285
Snyder Independent School District 5.25% 2/15/26 (Pre-Refunded to 2/15/15 @ 100)	1,350	1,358
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) Series 2009:
5% 10/1/19	3,045	3,524
5% 10/1/20	2,180	2,546
Spring Branch Independent School District Series 2008, 5.25% 2/1/38	1,600	1,724
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Baylor Health Care Sys. Proj.) Series 2009:
5% 11/15/15	1,880	1,953
5.75% 11/15/24	4,700	5,463
(Scott & White Healthcare Proj.) Series 2013 A:
5% 8/15/25	1,000	1,186
5% 8/15/26	1,530	1,804
5% 8/15/28	1,620	1,894
5% 8/15/33	3,800	4,360
5.5% 9/1/43	5,350	5,973
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev. (Christus Health Proj.) Series 2008 A, 6.25% 7/1/28 (Assured Guaranty Corp. Insured)	7,000	8,208
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Texas - continued
Texas Gen. Oblig.:
Series 2006, 5% 4/1/27 (Pre-Refunded to 4/1/16 @ 100)	$ 8,970	$ 9,502
Series 2009 A, 5% 10/1/16	4,400	4,743
Series 2011 A:
5% 8/1/19 (e)	1,545	1,786
5% 8/1/21 (e)	1,530	1,818
Series 2011 C:
5% 8/1/20 (e)	1,625	1,907
5% 8/1/21 (e)	1,460	1,735
Series 2014, 5% 10/1/16	13,700	14,767
5% 4/1/25	2,915	3,274
5% 4/1/25 (Pre-Refunded to 4/1/18 @ 100)	285	322
Texas Muni. Pwr. Agcy. Rev. 0% 9/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	8,200	8,107
Texas Private Activity Bond Surface Trans. Corp.:
(NTE Mobility Partners LLC North Tarrant Express Managed Lanes Proj.) Series 2009, 6.875% 12/31/39	8,955	10,587
Series 2013, 7% 12/31/38 (e)	16,000	19,905
Texas Pub. Fin. Auth. Rev. Series 2014 B:
4% 7/1/17	2,700	2,884
4% 7/1/18	2,800	2,898
Texas Trans. Commission Central Texas Tpk. Sys. Rev. Bonds Series 2012 B, 1.25%, tender 2/15/15 (d)	7,400	7,407
Texas Trans. Commission State Hwy. Fund Rev.:
Series 2006, 5% 4/1/22 (Pre-Refunded to 4/1/16 @ 100)	2,500	2,648
Series 2007:
5% 4/1/25	2,500	2,720
5% 4/1/26	3,245	3,529
Texas Wtr. Dev. Board Rev. Series 2008 B, 5.25% 7/15/23	1,000	1,109
Univ. of Houston Univ. Revs. Series 2008, 5.25% 2/15/25	2,665	2,974
Univ. of North Texas Univ. Rev. Series A, 5% 4/15/17	1,000	1,095
Univ. of Texas Board of Regents Sys. Rev.:
Series 2006 B, 5% 8/15/24 (Pre-Refunded to 8/15/16 @ 100)	7,700	8,252
Series 2007 F, 4.75% 8/15/27 (Pre-Refunded to 2/15/17 @ 100)	1,720	1,868
4.75% 8/15/27	2,480	2,651
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Texas - continued
Waller Independent School District:
5.5% 2/15/26	$ 3,220	$ 3,627
5.5% 2/15/33	4,160	4,634
5.5% 2/15/37	4,820	5,357
Wylie Independent School District:
0% 8/15/20	10	8
0% 8/15/20 (Pre-Refunded to 8/15/15 @ 76.388)	990	755
Ysleta Independent School District Series 2005, 5% 8/15/23 (Pre-Refunded to 8/15/15 @ 100)	1,745	1,796
		529,682
Utah - 0.5%
Riverton Hosp. Rev. (IHC Health Svcs., Inc.) Series 2009:
5% 8/15/17	5,000	5,519
5% 8/15/18	2,500	2,830
Utah Associated Muni. Pwr. Sys. Rev. (Payson Pwr. Proj.) 5% 9/1/24	3,000	3,474
Utah Gen. Oblig. Series 2009 C, 5% 7/1/16	10,100	10,783
Utah Transit Auth. Sales Tax Rev. Series 2008 A, 5.25% 6/15/38	4,235	4,719
		27,325
Vermont - 0.0%
Vermont Edl. & Health Bldg. Fin. Agcy. Rev. (Fletcher Allen Health Care Proj.) Series 2004 B, 5% 12/1/15 (FSA Insured)	1,000	1,038
Virginia - 1.3%
Chesapeake Trans. Sys. Toll Road Rev. Series 2012 A, 5% 7/15/22	1,000	1,148
Fredericksburg Econ. Dev. Auth. Rev. Series 2014:
5% 6/15/27	1,300	1,478
5% 6/15/29	1,425	1,599
5% 6/15/33	1,520	1,671
Virginia Commonwealth Trans. Board Rev. (U.S. Route 58 Corridor Dev. Prog.) Series 2014 B, 5% 5/15/16	2,800	2,975
Virginia Pub. Bldg. Auth. Pub. Facilities Rev.:
Series 2014 A, 5% 8/1/16	4,275	4,577
Series 2014 C, 5% 8/1/16	34,625	37,075
Virginia Pub. School Auth.:
Series ll, 5% 4/15/16	3,300	3,495
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Virginia - continued
Virginia Pub. School Auth.: - continued
Series Xll, 5% 4/15/16	$ 5,100	$ 5,401
Virginia Small Bus. Fing. Auth. (95 Express Lane LLC Proj.) Series 2012, 5% 1/1/40 (e)	7,600	7,927
		67,346
Washington - 1.4%
Chelan County Pub. Util. District #1 Columbia River-Rock Island Hydro-Elec. Sys. Rev. Series 1997 A:
0% 6/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,800	2,733
0% 6/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,050	1,590
Chelan County Pub. Util. District #1 Rev. Bonds Series 2005 A, 5.125%, tender 7/1/15 (FGIC Insured) (d)(e)	1,000	1,018
Clark County School District #37, Vancouver Series 2001 C, 0% 12/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000	2,737
Energy Northwest Elec. Rev. Series 2012 A, 5% 7/1/19	10,000	11,570
Grant County Pub. Util. District #2 Series 2012 A:
5% 1/1/22	1,000	1,205
5% 1/1/23	1,000	1,205
5% 1/1/24	2,330	2,789
Grant County Pub. Util. District #2 Wanapum Hydro Elec. Rev. Series 2005 B, 5.25% 1/1/16 (e)	1,000	1,000
King County Highline School District # 401 Series 2009, 5% 12/1/18	8,690	9,913
King County Swr. Rev.:
Series 2008, 5.75% 1/1/43	12,100	13,577
Series 2009, 5.25% 1/1/42	1,900	2,120
Port of Seattle Spl. Facility Rev. Series 2013, 5% 6/1/23 (e)	885	1,033
Spokane County Wastewtr. Sys. Rev. Series 2009 A:
5% 12/1/18	1,255	1,436
5% 12/1/19	1,385	1,583
Washington Gen. Oblig. Series R 97A, 0% 7/1/19 (Escrowed to Maturity)	3,440	3,228
Washington Health Care Facilities Auth. Rev.:
(MultiCare Health Sys. Proj.) Series 2010 A:
5% 8/15/15	2,500	2,573
5% 8/15/16	2,500	2,674
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Washington - continued
Washington Health Care Facilities Auth. Rev.: - continued
(Overlake Hosp. Med. Ctr. Proj.) Series 2010, 5.5% 7/1/30	$ 2,200	$ 2,521
(Providence Health Systems Proj.) Series 2006 C, 5.25% 10/1/33 (FSA Insured)	4,400	4,908
		71,413
West Virginia - 0.0%
Kanawha/Putnam County, Huntington/Charlestown City Series 1984 A, 0% 12/1/16 (Escrowed to Maturity)	1,100	1,087
West Virginia Hosp. Fin. Auth. Hosp. Rev. (West Virginia Univ. Hospitals, Inc. Proj.) Series 2003 D, 5.5% 6/1/33 (FSA Insured)	1,400	1,514
		2,601
Wisconsin - 1.0%
Wisconsin Gen. Oblig.:
Series 2005 D, 5% 5/1/19 (Pre-Refunded to 5/1/16 @ 100)	2,900	3,078
Series 2008 D, 5.5% 5/1/26 (Pre-Refunded to 5/1/18 @ 100)	1,100	1,262
Series 2014 B, 5% 5/1/16	3,300	3,500
Wisconsin Health & Edl. Facilities:
Series 2014 A:
5% 11/15/24	8,765	10,432
5% 11/15/27	6,710	7,823
Series 2014:
5% 5/1/26	835	925
5% 5/1/28	1,800	1,977
5% 5/1/29	890	974
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Agnesian HealthCare, Inc. Proj.):
Series 2010:
5.5% 7/1/40	1,800	2,001
5.75% 7/1/30	2,000	2,315
Series 2013 B:
5% 7/1/25	1,000	1,151
5% 7/1/36	6,985	7,646
Series 2012:
5% 6/1/27	1,800	2,048
5% 6/1/32	1,025	1,144
Municipal Bonds - continued
	Principal Amount (000s)	Value (000s)
Wisconsin - continued
Wisconsin Health & Edl. Facilities Auth. Rev.: - continued
Series 2012:
5% 8/15/32	$ 1,650	$ 1,872
5% 6/1/39	2,415	2,648
		50,796
Wyoming - 0.1%
Campbell County Solid Waste Facilities Rev. (Basin Elec. Pwr. Coop. - Dry Fork Station Facilities Proj.) Series 2009 A, 5.75% 7/15/39	6,350	7,301
TOTAL MUNICIPAL BONDS (Cost $4,691,444)		4,961,536
Municipal Notes - 1.5%

Connecticut - 0.4%
Hartford Gen. Oblig. BAN 2% 10/27/15	18,800	19,042
Louisiana - 0.2%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.):
Series 2010 A1, 0.22% 1/7/15, VRDN (d)	5,600	5,600
Series 2010 B1, 0.2% 1/7/15, VRDN (d)	4,700	4,700
		10,300
New Jersey - 0.2%
New Jersey Bldg. Auth. State Bldg. Rev. BAN Series 2013, 3% 6/15/16	10,000	10,101
New York - 0.6%
Monroe County Gen. Oblig. BAN Series 2014, 1% 7/1/15	22,745	22,794
Oyster Bay Gen. Oblig. TAN Series 2014, 1% 3/27/15	10,700	10,712
		33,506
Municipal Notes - continued
	Principal Amount (000s)	Value (000s)
North Carolina - 0.1%
Hertford County Indl. Facilities Poll. Cont. Fing. Auth. (Nucor Corp. Proj.) Series 2000 A, 0.22% 1/7/15, VRDN (d)(e)	$ 7,800	$ 7,800
TOTAL MUNICIPAL NOTES (Cost $80,747)		80,749
TOTAL INVESTMENT PORTFOLIO - 95.9% (Cost $4,772,191)		5,042,285
NET OTHER ASSETS (LIABILITIES) - 4.1%		215,580
NET ASSETS - 100%		$ 5,257,865
Security Type Abbreviations
BAN	-	BOND ANTICIPATION NOTE
TAN	-	TAX ANTICIPATION NOTE
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)
Legend
(a) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,541,000 or 0.1% of net assets.

(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(e) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Municipal Cash Central Fund	$ 25
Other Information

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows (Unaudited):
General Obligations	37.9%
Health Care	14.9%
Transportation	9.4%
Electric Utilities	8.6%
Special Tax	8.2%
Escrowed/Pre-Refunded	7.5%
Others* (Individually Less Than 5%)	13.5%
100.0%
* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	December 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $4,772,191)		$ 5,042,285
Cash		200,835
Receivable for fund shares sold		6,351
Interest receivable		58,536
Prepaid expenses		11
Other receivables		16
Total assets		5,308,034

Liabilities
Payable for investments purchased Regular delivery	$ 11
Delayed delivery	42,363
Payable for fund shares redeemed	2,495
Distributions payable	3,222
Accrued management fee	1,080
Distribution and service plan fees payable	79
Other affiliated payables	861
Other payables and accrued expenses	58
Total liabilities		50,169

Net Assets		$ 5,257,865
Net Assets consist of:
Paid in capital		$ 4,986,742
Undistributed net investment income		551
Accumulated undistributed net realized gain (loss) on investments		478
Net unrealized appreciation (depreciation) on investments		270,094
Net Assets		$ 5,257,865

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	December 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($114,908 ÷ 10,882.6 shares)	$ 10.56

Maximum offering price per share (100/96.00 of $10.56)	$ 11.00
Class T: Net Asset Value and redemption price per share ($17,955 ÷ 1,701.5 shares)	$ 10.55

Maximum offering price per share (100/96.00 of $10.55)	$ 10.99
Class B: Net Asset Value and offering price per share ($1,847 ÷ 174.9 shares)A	$ 10.56

Class C: Net Asset Value and offering price per share ($60,674 ÷ 5,744.0 shares)A	$ 10.56

Intermediate Municipal Income: Net Asset Value, offering price and redemption price per share ($4,453,128 ÷ 422,023.2 shares)	$ 10.55

Institutional Class: Net Asset Value, offering price and redemption price per share ($609,353 ÷ 57,660.8 shares)	$ 10.57

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended December 31, 2014

Investment Income
Interest		$ 151,875
Income from Fidelity Central Funds		25
Total income		151,900

Expenses
Management fee	$ 12,483
Transfer agent fees	4,653
Distribution and service plan fees	931
Accounting fees and expenses	654
Custodian fees and expenses	59
Independent trustees' compensation	21
Registration fees	218
Audit	65
Legal	11
Miscellaneous	38
Total expenses before reductions	19,133
Expense reductions	(79)	19,054
Net investment income (loss)		132,846
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		4,296
Change in net unrealized appreciation (depreciation) on investment securities		172,042
Net gain (loss)		176,338
Net increase (decrease) in net assets resulting from operations		$ 309,184

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 132,846	$ 141,209
Net realized gain (loss)	4,296	10,075
Change in net unrealized appreciation (depreciation)	172,042	(234,929)
Net increase (decrease) in net assets resulting from operations	309,184	(83,645)
Distributions to shareholders from net investment income	(133,330)	(140,817)
Distributions to shareholders from net realized gain	(3,417)	(9,549)
Total distributions	(136,747)	(150,366)
Share transactions - net increase (decrease)	537,208	(352,409)
Redemption fees	26	80
Total increase (decrease) in net assets	709,671	(586,340)

Net Assets
Beginning of period	4,548,194	5,134,534
End of period (including undistributed net investment income of $551 and undistributed net investment income of $1,033, respectively)	$ 5,257,865	$ 4,548,194

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.18	$ 10.66	$ 10.45	$ 10.03	$ 10.16
Income from Investment Operations
Net investment income (loss) C	.256	.272	.279	.318	.318
Net realized and unrealized gain (loss)	.388	(.460)	.213	.435	(.088)
Total from investment operations	.644	(.188)	.492	.753	.230
Distributions from net investment income	(.257)	(.271)	(.275)	(.321)	(.317)
Distributions from net realized gain	(.007)	(.021)	(.007)	(.012)	(.043)
Total distributions	(.264)	(.292)	(.282)	(.333)	(.360)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.56	$ 10.18	$ 10.66	$ 10.45	$ 10.03
Total ReturnA, B	6.38%	(1.78)%	4.75%	7.65%	2.25%
Ratios to Average Net Assets D, F
Expenses before reductions	.67%	.66%	.65%	.68%	.68%
Expenses net of fee waivers, if any	.67%	.66%	.65%	.68%	.68%
Expenses net of all reductions	.67%	.65%	.65%	.68%	.68%
Net investment income (loss)	2.45%	2.61%	2.63%	3.12%	3.09%
Supplemental Data
Net assets, end of period (in millions)	$ 115	$ 108	$ 131	$ 115	$ 113
Portfolio turnover rate E	17%	15%	15%	14%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.17	$ 10.65	$ 10.45	$ 10.03	$ 10.16
Income from Investment Operations
Net investment income (loss) C	.260	.273	.280	.319	.320
Net realized and unrealized gain (loss)	.388	(.460)	.203	.436	(.087)
Total from investment operations	.648	(.187)	.483	.755	.233
Distributions from net investment income	(.261)	(.272)	(.276)	(.323)	(.320)
Distributions from net realized gain	(.007)	(.021)	(.007)	(.012)	(.043)
Total distributions	(.268)	(.293)	(.283)	(.335)	(.363)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.55	$ 10.17	$ 10.65	$ 10.45	$ 10.03
Total ReturnA, B	6.43%	(1.77)%	4.66%	7.67%	2.28%
Ratios to Average Net Assets D, F
Expenses before reductions	.63%	.64%	.65%	.67%	.66%
Expenses net of fee waivers, if any	.63%	.64%	.65%	.67%	.66%
Expenses net of all reductions	.63%	.64%	.64%	.67%	.65%
Net investment income (loss)	2.48%	2.62%	2.64%	3.14%	3.11%
Supplemental Data
Net assets, end of period (in millions)	$ 18	$ 17	$ 20	$ 18	$ 13
Portfolio turnover rate E	17%	15%	15%	14%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.18	$ 10.66	$ 10.45	$ 10.03	$ 10.16
Income from Investment Operations
Net investment income (loss) C	.194	.207	.213	.254	.252
Net realized and unrealized gain (loss)	.388	(.460)	.213	.435	(.087)
Total from investment operations	.582	(.253)	.426	.689	.165
Distributions from net investment income	(.195)	(.206)	(.209)	(.257)	(.252)
Distributions from net realized gain	(.007)	(.021)	(.007)	(.012)	(.043)
Total distributions	(.202)	(.227)	(.216)	(.269)	(.295)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.56	$ 10.18	$ 10.66	$ 10.45	$ 10.03
Total ReturnA, B	5.76%	(2.39)%	4.10%	6.98%	1.60%
Ratios to Average Net Assets D, F
Expenses before reductions	1.26%	1.28%	1.28%	1.32%	1.32%
Expenses net of fee waivers, if any	1.26%	1.28%	1.28%	1.32%	1.32%
Expenses net of all reductions	1.26%	1.27%	1.28%	1.31%	1.31%
Net investment income (loss)	1.85%	1.99%	2.01%	2.49%	2.46%
Supplemental Data
Net assets, end of period (in millions)	$ 2	$ 2	$ 3	$ 3	$ 4
Portfolio turnover rate E	17%	15%	15%	14%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.18	$ 10.66	$ 10.46	$ 10.04	$ 10.16
Income from Investment Operations
Net investment income (loss) C	.176	.191	.197	.240	.240
Net realized and unrealized gain (loss)	.389	(.460)	.203	.435	(.078)
Total from investment operations	.565	(.269)	.400	.675	.162
Distributions from net investment income	(.178)	(.190)	(.193)	(.243)	(.239)
Distributions from net realized gain	(.007)	(.021)	(.007)	(.012)	(.043)
Total distributions	(.185)	(.211)	(.200)	(.255)	(.282)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.56	$ 10.18	$ 10.66	$ 10.46	$ 10.04
Total ReturnA, B	5.58%	(2.54)%	3.84%	6.82%	1.58%
Ratios to Average Net Assets D, F
Expenses before reductions	1.43%	1.43%	1.43%	1.46%	1.44%
Expenses net of fee waivers, if any	1.43%	1.43%	1.43%	1.46%	1.44%
Expenses net of all reductions	1.43%	1.43%	1.43%	1.45%	1.44%
Net investment income (loss)	1.69%	1.83%	1.86%	2.35%	2.33%
Supplemental Data
Net assets, end of period (in millions)	$ 61	$ 62	$ 81	$ 65	$ 64
Portfolio turnover rate E	17%	15%	15%	14%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Intermediate Municipal Income

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.17	$ 10.65	$ 10.45	$ 10.03	$ 10.15
Income from Investment Operations
Net investment income (loss) B	.287	.301	.309	.347	.347
Net realized and unrealized gain (loss)	.389	(.459)	.203	.435	(.077)
Total from investment operations	.676	(.158)	.512	.782	.270
Distributions from net investment income	(.289)	(.301)	(.305)	(.350)	(.347)
Distributions from net realized gain	(.007)	(.021)	(.007)	(.012)	(.043)
Total distributions	(.296)	(.322)	(.312)	(.362)	(.390)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 10.55	$ 10.17	$ 10.65	$ 10.45	$ 10.03
Total ReturnA	6.71%	(1.50)%	4.95%	7.96%	2.65%
Ratios to Average Net Assets C, E
Expenses before reductions	.37%	.37%	.37%	.40%	.39%
Expenses net of fee waivers, if any	.37%	.37%	.37%	.40%	.39%
Expenses net of all reductions	.36%	.37%	.37%	.40%	.39%
Net investment income (loss)	2.75%	2.89%	2.92%	3.41%	3.38%
Supplemental Data
Net assets, end of period (in millions)	$ 4,453	$ 3,890	$ 4,571	$ 4,003	$ 3,807
Portfolio turnover rate D	17%	15%	15%	14%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.19	$ 10.67	$ 10.46	$ 10.04	$ 10.17
Income from Investment Operations
Net investment income (loss) B	.282	.295	.305	.343	.341
Net realized and unrealized gain (loss)	.389	(.459)	.212	.435	(.087)
Total from investment operations	.671	(.164)	.517	.778	.254
Distributions from net investment income	(.284)	(.295)	(.300)	(.346)	(.341)
Distributions from net realized gain	(.007)	(.021)	(.007)	(.012)	(.043)
Total distributions	(.291)	(.316)	(.307)	(.358)	(.384)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 10.57	$ 10.19	$ 10.67	$ 10.46	$ 10.04
Total ReturnA	6.65%	(1.55)%	4.99%	7.91%	2.49%
Ratios to Average Net Assets C, E
Expenses before reductions	.41%	.42%	.42%	.44%	.46%
Expenses net of fee waivers, if any	.41%	.42%	.42%	.44%	.46%
Expenses net of all reductions	.41%	.42%	.41%	.44%	.46%
Net investment income (loss)	2.70%	2.84%	2.87%	3.37%	3.31%
Supplemental Data
Net assets, end of period (in millions)	$ 609	$ 468	$ 327	$ 274	$ 277
Portfolio turnover rate D	17%	15%	15%	14%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity Intermediate Municipal Income Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Intermediate Municipal Income and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and deferred trustees compensation.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 278,510
Gross unrealized depreciation	(8,188)
Net unrealized appreciation (depreciation) on securities	$ 270,322

Tax Cost	$ 4,771,963

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$ 324
Undistributed long-term capital gain	$ 478
Net unrealized appreciation (depreciation) on securities and other investments	$ 270,322

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Tax-exempt Income	$ 133,330	$ 140,817
Ordinary Income	990	-
Long-term Capital Gains	2,427	9,549
Total	$ 136,747	$ 150,366

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,283,467 and $795,699, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The fee is based on an annual asset based fee of .10% of the Fund's average net assets plus an income based fee of 5% of the Fund's gross income throughout the month. For the reporting period, the total annual management fee rate was .26% of average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 274	$ 11
Class T	-%	.25%	44	-
Class B	.65%	.25%	19	14
Class C	.75%	.25%	594	60
			$ 931	$ 85

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 17
Class T	2
Class B*	3
Class C*	6
$ 28

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent, and servicing agent for the Fund's Class A, Class T, Class B, Class C, Intermediate Municipal Income and Institutional Class shares. Citibank has entered into a sub-arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, with respect to all classes of the Fund, to perform the transfer agency, dividend disbursing, and shareholder servicing functions. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. All fees are paid to FIIOC by Citibank, which is reimbursed by each class for such payments. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 154.14
Class T	18.10
Class B	2.08
Class C	90.15
Intermediate Municipal Income	3,675.09
Institutional Class	714.13
	$ 4,653

Citibank also has a sub-arrangement with Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, under which FSC maintains the Fund's accounting records. The fee is paid to Citibank and is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and accounting expenses by $47 and $32, respectively. In addition, the investment adviser reimbursed a portion of the Fund's operating expenses, including certain Intermediate Municipal Income expenses during the period in the amount of seven dollars.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
From net investment income
Class A	$ 2,698	$ 3,227
Class T	440	487
Class B	41	53
Class C	1,010	1,361
Intermediate Municipal Income	114,784	124,670
Institutional Class	14,357	11,019
Total	$ 133,330	$ 140,817
From net realized gain
Class A	$ 75	$ 228
Class T	12	36
Class B	1	5
Class C	40	134
Intermediate Municipal Income	2,899	8,232
Institutional Class	390	914
Total	$ 3,417	$ 9,549

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Class A
Shares sold	3,333	3,537	$ 34,874	$ 37,027
Reinvestment of distributions	230	253	2,411	2,624
Shares redeemed	(3,327)	(5,475)	(34,725)	(56,761)
Net increase (decrease)	236	(1,685)	$ 2,560	$ (17,110)

Annual Report

9. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Class T
Shares sold	149	310	$ 1,563	$ 3,225
Reinvestment of distributions	29	31	306	327
Shares redeemed	(176)	(540)	(1,832)	(5,587)
Net increase (decrease)	2	(199)	$ 37	$ (2,035)
Class B
Shares sold	2	9	$ 28	$ 87
Reinvestment of distributions	3	3	27	35
Shares redeemed	(65)	(55)	(682)	(575)
Net increase (decrease)	(60)	(43)	$ (627)	$ (453)
Class C
Shares sold	1,135	1,275	$ 11,929	$ 13,390
Reinvestment of distributions	80	109	838	1,132
Shares redeemed	(1,534)	(2,944)	(16,029)	(30,524)
Net increase (decrease)	(319)	(1,560)	$ (3,262)	$ (16,002)
Intermediate Municipal Income
Shares sold	96,331	99,199	$ 1,006,159	$ 1,034,458
Reinvestment of distributions	7,889	9,109	82,535	94,590
Shares redeemed	(64,576)	(155,042)	(673,069)	(1,605,581)
Net increase (decrease)	39,644	(46,734)	$ 415,625	$ (476,533)
Institutional Class
Shares sold	19,704	32,134	$ 206,317	$ 334,547
Reinvestment of distributions	1,025	726	10,749	7,515
Shares redeemed	(9,009)	(17,606)	(94,191)	(182,338)
Net increase (decrease)	11,720	15,254	$ 122,875	$ 159,724

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity School Street Trust and the Shareholders of Fidelity Intermediate Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Intermediate Municipal Income Fund (a fund of Fidelity School Street Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Intermediate Municipal Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 20, 2015

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Elizabeth S. Acton, James C. Curvey, and John Engler, each of the Trustees oversees 233 funds. Ms. Acton and Mr. Engler each oversees 215 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC, President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)
Year of Election or Appointment: 2014 Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present), K12 Inc. (technology-based education company, 2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Robert P. Brown (1963)
Year of Election or Appointment: 2012 Vice President of Fidelity's Bond Funds

Mr. Brown also serves as Vice President of other funds. Mr. Brown serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2010-present), President, Bond Group of FMR (2011-present), Director and Managing Director, Research of Fidelity Management & Research (U.K.) Inc. (2008-present), and is an employee of Fidelity Investments. Previously, Mr. Brown served as President, Money Market Group of FMR (2010-2011) and Vice President of Fidelity's Money Market Funds (2010-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Nancy D. Prior (1967)
Year of Election or Appointment: 2014 Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), President, Fixed Income (2014-present), Vice Chairman of Pyramis Global Advisors, LLC (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond of FMR (2013-2014), President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (2014-present), FMR (2014-present), Fidelity Investments Money Management, Inc. (2014-present), and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Investments Intermediate Municipal Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Investments Intermediate Municipal Income Fund	02/09/15	02/06/15	$0.002

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2014, $2,999,468, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2014, 100% of the fund's income dividends was free from federal income tax, and 4.33% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Intermediate Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser, Fidelity SelectCo, LLC, to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; tactical opportunities for investment; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Intermediate Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class T, Class B, Institutional Class, and the retail class ranked below its competitive median for 2013 and the total expense ratio of Class C ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of higher 12b-1 fees compared to most competitor funds with Class C. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class C was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Fidelity Investments Money
Management, Inc.

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(U.K.) Inc.

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Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

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Boston, MA

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Boston, MA

Custodian

Citibank, N.A.

New York, NY

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Fidelity®

Strategic Income

Fund

Annual Report

December 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Past 10 years
Fidelity® Strategic Income Fund	3.78%	5.85%	6.20%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Strategic Income Fund on December 31, 2004. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global taxable investment-grade bonds posted mixed results for the 12-month period ending December 31, 2014. Despite a relatively calm year overall, rising divergences and weak global growth provoked market gyrations in the final quarter of 2014. A strengthening expansion and waning stimulus in the U.S. - contrasted with disappointing growth and more policy easing in other major economies - led to rising exchange-rate volatility, tumbling energy and commodities prices, and falling bond yields. Among the asset classes that make up the Fidelity Strategic Income Composite IndexSM, emerging-markets debt achieved the highest return. The J.P. Morgan Emerging Markets Bond Index Global rose 5.53%, partly due to strong demand in Latin American emerging markets during the first half of the period. Elsewhere, the Barclays® U.S. Government Bond Index returned 4.92%, with investors gravitating more toward U.S. government bonds as the year wore on. The BofA Merrill LynchSM US High Yield Constrained Index - a measure of domestic high-yield bonds - rose 2.51%, with latter-half weakness eroding gains achieved earlier in the year. Non-U.S. developed-markets debt, represented by the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index, returned -0.83%, hurt by the relative weakness of the yen and euro, amid lackluster global economic growth and slowing inflation.

Comments from Joanna Bewick, Lead Portfolio Manager of Fidelity® Strategic Income Fund: For the year, the fund's Retail Class shares returned 3.78%, outperforming the 3.20% result of the Fidelity Strategic Income Composite IndexSM. Versus the index, a lighter-than-index stake in U.S. government bonds detracted, as the asset class benefited from investors' flight to safety, while an underweighting in foreign developed-markets debt proved a plus because these securities declined during the year. Security selection in the high-yield sleeve was by far the biggest contributor to the fund's relative return. Much of the subportfolio's outperformance came from positioning in energy, along with solid security selection in air transportation and technology. The U.S. government bond sleeve and the developed-markets debt subportfolio also outperformed their respective indexes and lifted the fund's relative result. On the flip side, the EM debt sleeve struggled due to its positioning in Venezuela. A rally in Venezuela's bond prices, which benefited the subportfolio in the first half of the year, reversed sharply later in 2014 due to local political issues and a subsequent collapse in the price of oil.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Actual	.69%	$ 1,000.00	$ 979.60	$ 3.44
Hypothetical A		$ 1,000.00	$ 1,021.73	$ 3.52

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio. In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .01%.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's fixed-income central funds.
Top Five Holdings as of December 31, 2014
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
U.S. Treasury Obligations	18.3	17.0
Buoni Poliennali del Tesoro	2.2	3.0
Japan Government	2.0	2.4
Canadian Government	2.0	2.4
Freddie Mac	1.7	1.7
	26.2
Top Five Market Sectors as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	10.5	9.2
Financials	10.1	9.7
Energy	6.2	6.7
Telecommunication Services	5.7	5.9
Industrials	4.9	4.4
Quality Diversification (% of fund's net assets)
As of December 31, 2014	As of June 30, 2014
U.S. Government and U.S. Government Agency Obligations† 24.4%	U.S. Government and U.S. Government Agency Obligations† 24.4%
AAA,AA,A 9.6%	AAA,AA,A 9.8%
BBB 10.3%	BBB 11.9%
BB 17.6%	BB 17.2%
B 17.8%	B 16.9%
CCC,CC,C 6.8%	CCC,CC,C 8.4%
D 0.0%	D 0.0%*
Not Rated 4.2%	Not Rated 6.0%
Other Investments 5.4%	Other Investments 1.3%
Short-Term Investments and Net Other Assets 3.9%	Short-Term Investments and Net Other Assets 4.1%

† Includes NCUA Guaranteed Notes
* Amount represents less than 0.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of December 31, 2014*	As of June 30, 2014**
Preferred Securities 2.5%	Preferred Securities 2.0%
Corporate Bonds 39.7%	Corporate Bonds 41.5%
U.S. Government and U.S. Government Agency Obligations† 24.4%	U.S. Government and U.S. Government Agency Obligations† 24.4%
Foreign Government & Government Agency Obligations 18.1%	Foreign Government & Government Agency Obligations 23.3%
Bank Loan Obligations 5.9%	Bank Loan Obligations 3.2%
Stocks 5.4%	Stocks 1.3%
Other Investments 0.1%	Other Investments 0.2%
Short-Term Investments and Net Other Assets (Liabilities) 3.9%	Short-Term Investments and Net Other Assets (Liabilities) 4.1%

* Foreign investments	34.3%	** Foreign investments	38.2%
* Futures and swaps	1.8%	** Futures and swaps	1.5%
† Includes NCUA Guaranteed Notes

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investments in underlying non-money market Fidelity Central Funds, is available at fidelity.com.

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Nonconvertible Bonds - 39.7%
		Principal Amount (000s) (d)	Value (000s)
CONSUMER DISCRETIONARY - 7.5%
Auto Components - 0.8%
AA Bond Co. Ltd.:
3.781% 7/31/43 (Reg S.)	GBP	5,050	$ 8,148
4.7201% 7/31/18 (Reg. S)	GBP	2,262	3,773
Affinia Group, Inc. 7.75% 5/1/21		870	896
Chassix Holdings, Inc. 10% 12/15/18 pay-in-kind (f)(j)		1,765	194
Chassix, Inc. 9.25% 8/1/18 (f)		6,490	4,381
Dana Holding Corp.:
5.375% 9/15/21		2,915	3,002
6% 9/15/23		2,915	3,046
6.75% 2/15/21		10,990	11,622
Delphi Corp. 5% 2/15/23		7,707	8,227
Exide Technologies 8.625% 2/1/18 (c)		1,855	90
International Automotive Components Group SA 9.125% 6/1/18 (f)		4,835	5,040
Lear Corp. 4.75% 1/15/23		5,380	5,367
Schaeffler Holding Finance BV:
6.25% 11/15/19 pay-in-kind (f)(j)		2,640	2,719
6.75% 11/15/22 pay-in-kind (f)(j)		3,510	3,668
Tenneco, Inc. 6.875% 12/15/20		5,580	5,901
			66,074
Automobiles - 0.2%
Chrysler Group LLC/CG Co-Issuer, Inc.:
8% 6/15/19		6,750	7,096
8.25% 6/15/21		6,750	7,476
General Motors Financial Co., Inc. 4.25% 5/15/23		1,965	2,004
			16,576
Distributors - 0.0%
American Builders & Contractors Supply Co., Inc. 5.625% 4/15/21 (f)		1,285	1,291
LKQ Corp. 4.75% 5/15/23		935	898
			2,189
Diversified Consumer Services - 0.3%
Laureate Education, Inc. 9.75% 9/1/19 (f)(j)		19,875	20,471
Hotels, Restaurants & Leisure - 1.3%
24 Hour Holdings III LLC 8% 6/1/22 (f)		1,605	1,284
Arcos Dorados Holdings, Inc. 10.25% 7/13/16 (f)	BRL	15,513	5,500
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22 (f)		23,270	20,478
Choice Hotels International, Inc. 5.75% 7/1/22		1,245	1,335
Nonconvertible Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
FelCor Lodging LP 5.625% 3/1/23		$ 3,575	$ 3,539
GLP Capital LP/GLP Financing II, Inc.:
4.375% 11/1/18		1,585	1,621
4.875% 11/1/20		4,140	4,192
5.375% 11/1/23		3,290	3,405
Graton Economic Development Authority 9.625% 9/1/19 (f)		8,965	9,794
Landry's Acquisition Co. 9.375% 5/1/20 (f)		780	827
MCE Finance Ltd. 5% 2/15/21 (f)		9,533	8,913
Mohegan Tribal Gaming Authority 11% 9/15/18 pay-in-kind (f)(j)		2,740	2,672
MTR Gaming Group, Inc. 11.5% 8/1/19 pay-in-kind		2,944	3,186
Palace Entertainment Holdings LLC/Corp. 8.875% 4/15/17 (f)		995	1,010
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc.:
8% 10/1/20 (f)		1,650	1,617
11% 10/1/21 (f)		7,885	7,175
Playa Resorts Holding BV 8% 8/15/20 (f)		4,265	4,254
RHP Hotel Properties LP/RHP Finance Co. 5% 4/15/21		3,720	3,701
Scientific Games Corp. 10% 12/1/22 (f)		7,925	7,261
Six Flags Entertainment Corp. 5.25% 1/15/21 (f)		6,400	6,400
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 9/15/49 (c)(f)		407	0
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
4.25% 5/30/23 (f)		2,285	2,171
5.375% 3/15/22		6,395	6,491
			106,826
Household Durables - 1.0%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (f)		2,685	2,792
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (f)		2,210	2,309
D.R. Horton, Inc.:
4.375% 9/15/22		4,685	4,591
4.75% 2/15/23		2,135	2,124
5.75% 8/15/23		1,870	1,982
Lennar Corp. 4.5% 11/15/19		2,975	2,953
Reliance Intermediate Holdings LP 9.5% 12/15/19 (f)		5,840	6,120
Nonconvertible Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.75% 10/15/20		$ 21,185	$ 21,715
6.875% 2/15/21		5,380	5,615
8.25% 2/15/21		6,135	6,288
8.5% 5/15/18 (e)		390	398
9.875% 8/15/19		3,585	3,800
Springs Industries, Inc. 6.25% 6/1/21		1,270	1,241
Standard Pacific Corp.:
8.375% 5/15/18		2,005	2,266
8.375% 1/15/21		3,850	4,360
Toll Brothers Finance Corp.:
4.375% 4/15/23		6,515	6,385
5.625% 1/15/24		595	628
5.875% 2/15/22		4,920	5,252
William Lyon Homes, Inc. 8.5% 11/15/20		1,910	2,058
			82,877
Internet & Catalog Retail - 0.0%
Netflix, Inc. 5.375% 2/1/21 (f)		3,420	3,557
Media - 3.5%
Altice SA 7.75% 5/15/22 (f)		22,680	22,723
AMC Networks, Inc. 4.75% 12/15/22		2,625	2,546
Anna Merger Sub, Inc. 7.75% 10/1/22 (f)		5,660	5,731
British Sky Broadcasting Group PLC 1.5% 9/15/21 (Reg. S)	EUR	7,100	8,740
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.:
5.25% 2/15/22 (f)		865	871
5.625% 2/15/24 (f)		935	940
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23		11,865	11,598
5.25% 3/15/21		4,240	4,272
5.25% 9/30/22		6,185	6,170
5.75% 9/1/23		3,975	4,025
5.75% 1/15/24		3,925	3,964
6.625% 1/31/22		7,175	7,623
7.375% 6/1/20		4,895	5,189
CCOH Safari LLC:
5.5% 12/1/22		3,985	4,045
5.75% 12/1/24		3,985	4,030
Nonconvertible Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (f)		$ 5,380	$ 5,568
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125% 12/15/21 (f)		11,900	11,543
Cinemark U.S.A., Inc.:
4.875% 6/1/23		4,200	3,969
5.125% 12/15/22		1,250	1,222
Clear Channel Communications, Inc. 14% 2/1/21 pay-in-kind (j)		4,297	3,466
DISH DBS Corp.:
5% 3/15/23		11,394	11,024
5.125% 5/1/20		410	413
5.875% 7/15/22		10,425	10,686
DreamWorks Animation SKG, Inc. 6.875% 8/15/20 (f)		1,895	1,942
Gannett Co., Inc.:
4.875% 9/15/21 (f)		2,940	2,918
5.5% 9/15/24 (f)		2,940	2,947
Liberty Media Corp.:
8.25% 2/1/30		1,960	2,117
8.5% 7/15/29		1,730	1,894
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 9.75% 4/1/21		12,625	13,951
MDC Partners, Inc. 6.75% 4/1/20 (f)		4,695	4,836
MHGE Parent LLC / MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (f)(j)		6,955	6,781
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (f)		2,155	2,166
Numericable Group SA:
4.875% 5/15/19 (f)		6,080	6,027
6% 5/15/22 (f)		25,365	25,505
6.25% 5/15/24 (f)		25,652	25,844
Quebecor Media, Inc. 5.75% 1/15/23		6,545	6,692
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (f)		2,335	2,405
Regal Entertainment Group 5.75% 6/15/23		8,095	7,569
Sinclair Television Group, Inc. 5.375% 4/1/21		4,205	4,173
Sirius XM Radio, Inc.:
4.25% 5/15/20 (f)		5,085	5,009
4.625% 5/15/23 (f)		2,100	1,964
Nonconvertible Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Sirius XM Radio, Inc.: - continued
5.25% 8/15/22 (f)		$ 6,040	$ 6,342
Sky PLC 2.5% 9/15/26 (Reg. S)	EUR	4,550	5,818
Starz LLC/Starz Finance Corp. 5% 9/15/19		3,675	3,703
TV Azteca SA de CV 7.5% 5/25/18 (Reg. S)		6,190	6,410
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.5% 1/15/23 (f)		4,720	4,932
Wave Holdco LLC/Wave Holdco Corp. 8.25% 7/15/19 pay-in-kind (f)(j)		885	889
WMG Acquisition Corp.:
5.625% 4/15/22 (f)		860	808
6.75% 4/15/22 (f)		3,445	3,023
			297,023
Specialty Retail - 0.2%
CST Brands, Inc. 5% 5/1/23		1,130	1,141
HT Intermediate Holdings Corp. 12% 5/15/19 pay-in-kind (f)(j)		1,980	2,020
Jaguar Land Rover PLC 4.25% 11/15/19 (f)		3,990	4,000
L Brands, Inc. 5.625% 2/15/22		6,025	6,477
L Brands, Inc. 5.625% 10/15/23		3,955	4,271
Sonic Automotive, Inc. 5% 5/15/23		685	664
The Men's Wearhouse, Inc. 7% 7/1/22 (f)		1,455	1,495
			20,068
Textiles, Apparel & Luxury Goods - 0.2%
Polymer Group, Inc.:
6.875% 6/1/19 (f)		1,580	1,517
7.75% 2/1/19		1,233	1,278
PVH Corp. 4.5% 12/15/22		9,300	9,184
			11,979
TOTAL CONSUMER DISCRETIONARY			627,640
CONSUMER STAPLES - 1.2%
Beverages - 0.1%
Constellation Brands, Inc.:
3.875% 11/15/19		2,940	2,962
4.75% 11/15/24		3,980	4,030
			6,992
Nonconvertible Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - 0.3%
BI-LO LLC/BI-LO Finance Corp.:
8.625% 9/15/18 pay-in-kind (f)(j)		$ 1,980	$ 1,485
9.25% 2/15/19 (f)		2,655	2,443
ESAL GmbH 6.25% 2/5/23 (f)		8,690	8,234
Hearthside Group Holdings LLC/Hearthside Finance, Inc. 6.5% 5/1/22 (f)		1,145	1,116
Rite Aid Corp.:
6.75% 6/15/21		10,380	10,717
9.25% 3/15/20		3,130	3,416
Shearers Foods LLC/Chip Finance Corp. 9% 11/1/19 (f)		1,245	1,357
			28,768
Food Products - 0.5%
B&G Foods, Inc. 4.625% 6/1/21		4,495	4,388
Barry Callebaut Services NV 5.5% 6/15/23 (f)		5,025	5,355
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (f)		4,715	4,927
H.J. Heinz Co. 4.25% 10/15/20		8,415	8,499
JBS Investments GmbH 7.25% 4/3/24 (f)		5,200	5,148
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
7.25% 6/1/21 (f)		2,630	2,709
8.25% 2/1/20 (f)		2,900	3,052
Post Holdings, Inc.:
6% 12/15/22 (f)		2,140	2,006
7.375% 2/15/22		2,105	2,105
TreeHouse Foods, Inc. 4.875% 3/15/22		1,475	1,493
			39,682
Household Products - 0.0%
Spectrum Brands Holdings, Inc.:
6.375% 11/15/20		1,205	1,256
6.625% 11/15/22		1,425	1,507
			2,763
Personal Products - 0.2%
Elizabeth Arden, Inc. 7.375% 3/15/21		1,355	1,243
First Quality Finance Co., Inc. 4.625% 5/15/21 (f)		1,065	974
Prestige Brands, Inc. 8.125% 2/1/20		675	719
Revlon Consumer Products Corp. 5.75% 2/15/21		15,880	15,880
			18,816
Nonconvertible Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
CONSUMER STAPLES - continued
Tobacco - 0.1%
Imperial Tobacco Finance 3.375% 2/26/26 (Reg. S)	EUR	4,750	$ 6,508
TOTAL CONSUMER STAPLES			103,529
ENERGY - 5.6%
Energy Equipment & Services - 0.4%
Basic Energy Services, Inc. 7.75% 10/15/22		3,110	2,333
Compressco Partners LP/Compressco Finance, Inc. 7.25% 8/15/22 (f)		2,850	2,451
Exterran Partners LP/EXLP Finance Corp. 6% 10/1/22 (f)		2,890	2,457
Forbes Energy Services Ltd. 9% 6/15/19		3,455	2,073
Forum Energy Technologies, Inc. 6.25% 10/1/21		5,100	4,794
Gulfmark Offshore, Inc. 6.375% 3/15/22		130	97
McDermott International, Inc. 8% 5/1/21 (f)		3,565	2,496
Offshore Group Investment Ltd.:
7.125% 4/1/23		4,915	3,490
7.5% 11/1/19		1,965	1,464
Pacific Drilling V Ltd. 7.25% 12/1/17 (f)		8,280	7,452
Precision Drilling Corp.:
5.25% 11/15/24 (f)		3,935	3,258
6.5% 12/15/21		850	720
Summit Midstream Holdings LLC 7.5% 7/1/21		1,730	1,765
Trinidad Drilling Ltd. 7.875% 1/15/19 (f)		1,450	1,349
			36,199
Oil, Gas & Consumable Fuels - 5.2%
Access Midstream Partners LP/ACMP Finance Corp.:
4.875% 5/15/23		5,985	6,075
4.875% 3/15/24		2,345	2,380
Afren PLC:
6.625% 12/9/20 (f)		2,010	1,126
10.25% 4/8/19 (Reg. S)		5,295	3,442
American Energy-Permian Basin LLC/ AEPB Finance Corp.:
7.125% 11/1/20 (f)		12,395	9,110
7.375% 11/1/21 (f)		2,095	1,540
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.:
4.75% 11/15/21		2,730	2,594
6.625% 10/1/20		4,110	4,182
California Resources Corp. 6% 11/15/24 (f)		595	503
Nonconvertible Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Calumet Specialty Products Partners LP/Calumet Finance Corp. 9.625% 8/1/20		$ 4,120	$ 4,285
Carrizo Oil & Gas, Inc.:
7.5% 9/15/20 (f)		6,570	6,307
7.5% 9/15/20		595	571
8.625% 10/15/18		2,770	2,770
Chaparral Energy, Inc. 9.875% 10/1/20		1,640	1,115
Citgo Petroleum Corp. 6.25% 8/15/22 (f)		5,765	5,851
Concho Resources, Inc.:
5.5% 4/1/23		11,240	11,293
6.5% 1/15/22		5,640	5,894
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6% 12/15/20		5,685	5,443
6.125% 3/1/22		6,900	6,590
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22		6,220	5,909
DTEK Finance PLC 7.875% 4/4/18 (Reg. S)		200	90
Eagle Rock Energy Partners LP/Eagle Rock Energy Finance Corp. 8.375% 6/1/19		4,715	4,361
Endeavor Energy Resources LP/EER Finance, Inc. 7% 8/15/21 (f)		2,360	2,089
Energy Partners Ltd. 8.25% 2/15/18		10,030	7,623
EV Energy Partners LP/EV Energy Finance Corp. 8% 4/15/19		3,303	2,807
Everest Acquisition LLC/Everest Acquisition Finance, Inc. 9.375% 5/1/20		1,575	1,591
Genesis Energy LP/Genesis Energy Finance Corp. 5.75% 2/15/21		2,050	1,907
Georgian Oil & Gas Corp. 6.875% 5/16/17 (f)		3,178	3,230
Global Partners LP/GLP Finance Corp. 6.25% 7/15/22 (f)		950	922
Goodrich Petroleum Corp. 8.875% 3/15/19		3,050	1,495
Hiland Partners LP/Finance Corp. 7.25% 10/1/20 (f)		3,220	3,059
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (f)		3,385	2,979
7.625% 4/15/21 (f)		3,870	3,889
Holly Energy Partners LP/Holly Finance Corp. 6.5% 3/1/20		4,280	4,237
Jupiter Resources, Inc. 8.5% 10/1/22 (f)		12,020	9,045
KazMunaiGaz Finance Sub BV 6% 11/7/44 (f)		2,035	1,724
Nonconvertible Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
KazMunaiGaz National Co. 5.75% 4/30/43 (f)		$ 3,510	$ 2,948
Kinder Morgan Holding Co. LLC 5.625% 11/15/23 (f)		2,690	2,879
Kosmos Energy Ltd. 7.875% 8/1/21 (f)		2,735	2,311
Laredo Petroleum Holdings, Inc. 7.375% 5/1/22 (Reg. S)		5,160	4,825
Markwest Energy Partners LP/Markwest Energy Finance Corp.:
5.5% 2/15/23		2,780	2,815
6.25% 6/15/22		7,439	7,699
Newfield Exploration Co. 5.625% 7/1/24		4,490	4,442
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20		1,910	1,929
Nostrum Oil & Gas Finance BV 6.375% 2/14/19 (f)		4,675	4,021
Pacific Rubiales Energy Corp. 7.25% 12/12/21 (f)		10,193	8,868
Pan American Energy LLC 7.875% 5/7/21 (f)		1,750	1,776
PBF Holding Co. LLC/PBF Finance Corp. 8.25% 2/15/20		8,170	8,211
Pemex Project Funding Master Trust:
6.625% 6/15/35		10,135	11,706
6.625% 6/15/38		395	453
8.625% 12/1/23 (e)		430	533
Petrobras International Finance Co. Ltd. 6.875% 1/20/40		6,850	6,340
Petroleos de Venezuela SA:
6% 5/16/24 (f)		2,010	764
6% 11/15/26 (f)		4,370	1,595
8.5% 11/2/17 (f)		51,420	29,412
9% 11/17/21 (Reg. S)		2,905	1,271
9.75% 5/17/35 (f)		13,450	5,985
12.75% 2/17/22 (f)		7,830	4,169
Petroleos Mexicanos:
3.5% 1/30/23		3,645	3,486
4.875% 1/24/22		3,430	3,593
4.875% 1/18/24		3,305	3,434
5.5% 1/21/21		3,135	3,394
5.5% 6/27/44 (f)		3,000	3,060
5.5% 6/27/44		6,145	6,268
6.375% 1/23/45		8,885	10,062
6.5% 6/2/41		8,930	10,247
6.625% (f)(g)		15,835	16,033
Nonconvertible Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
PT Pertamina Persero:
4.3% 5/20/23 (f)		$ 2,740	$ 2,617
4.3% 5/20/23 (Reg S.)		500	478
4.875% 5/3/22 (f)		2,485	2,485
5.25% 5/23/21 (f)		2,930	3,018
5.625% 5/20/43 (f)		2,580	2,425
5.625% 5/20/43 (Reg. S)		1,300	1,222
6% 5/3/42 (f)		4,480	4,374
6.5% 5/27/41 (f)		5,440	5,562
QEP Resources, Inc. 5.25% 5/1/23		5,080	4,750
Range Resources Corp.:
5% 8/15/22		5,175	5,175
5% 3/15/23		7,785	7,785
5.75% 6/1/21		1,735	1,791
Rice Energy, Inc. 6.25% 5/1/22 (f)		2,415	2,246
Rosetta Resources, Inc.:
5.625% 5/1/21		3,910	3,578
5.875% 6/1/22		4,095	3,686
RSP Permian, Inc. 6.625% 10/1/22 (f)		1,645	1,530
SemGroup Corp. 7.5% 6/15/21		3,490	3,490
Sibur Securities Ltd. 3.914% 1/31/18 (f)		2,885	2,337
Southern Star Central Corp. 5.125% 7/15/22 (f)		2,360	2,372
Teekay Corp. 8.5% 1/15/20		3,285	3,654
Teine Energy Ltd. 6.875% 9/30/22 (f)		4,205	3,238
Tennessee Gas Pipeline Co. 7.625% 4/1/37		1,550	1,943
Tesoro Corp.:
4.25% 10/1/17		2,530	2,612
5.375% 10/1/22		2,850	2,886
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.5% 10/15/19 (f)		2,265	2,248
5.875% 10/1/20		673	676
6.125% 10/15/21		2,290	2,284
6.25% 10/15/22 (f)		2,420	2,414
W&T Offshore, Inc. 8.5% 6/15/19		4,170	2,731
Western Refining, Inc. 6.25% 4/1/21		5,430	5,294
Whiting Petroleum Corp.:
5% 3/15/19		2,965	2,772
5.75% 3/15/21		2,965	2,750
WPX Energy, Inc. 6% 1/15/22		6,100	5,871
Nonconvertible Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
YPF SA:
8.75% 4/4/24 (f)		$ 8,115	$ 8,247
8.875% 12/19/18 (f)		8,590	8,883
Zhaikmunai International BV 7.125% 11/13/19 (f)		5,015	4,328
			436,309
TOTAL ENERGY			472,508
FINANCIALS - 7.1%
Banks - 1.7%
Banco de Galicia y Buenos Aires SA 16% 1/1/19 (Reg. S)		1,066	1,125
Bank of America Corp. 1.375% 9/10/21 (Reg. S)	EUR	6,100	7,518
BBVA Paraguay SA 9.75% 2/11/16 (f)		4,055	4,230
Biz Finance PLC 8.375% 4/27/15 (Reg. S)		8,810	6,608
CIT Group, Inc.:
5% 8/15/22		7,130	7,326
5.375% 5/15/20		9,060	9,576
5.5% 2/15/19 (f)		14,780	15,593
Citigroup, Inc. 2.125% 9/10/26 (Reg. S)	EUR	8,500	10,718
Development Bank of Kazakhstan JSC 4.125% 12/10/22 (f)		785	659
Development Bank of Philippines 8.375% (g)(j)		6,040	6,494
Export-Import Bank of Korea 6% 6/4/16 (Reg. S)	INR	123,100	1,922
Finansbank A/S:
5.5% 5/11/16 (Reg. S)		4,205	4,289
6.25% 4/30/19 (f)		1,040	1,079
Georgia Bank Joint Stock Co.:
7.75% 7/5/17 (f)		5,450	5,586
7.75% 7/5/17 (Reg. S)		900	923
GTB Finance BV:
6% 11/8/18 (f)		5,310	4,938
7.5% 5/19/16 (f)		3,355	3,355
HBOS PLC 4.5% 3/18/30 (j)	EUR	800	1,062
HSBC Bank PLC 5% 3/20/23 (j)	GBP	3,500	5,802
HSBK BV 7.25% 5/3/17 (f)		4,245	4,245
JPMorgan Chase Bank 3.5% 12/18/26	GBP	4,500	7,345
Lloyds Bank PLC 5.75% 7/9/25 (j)	GBP	5,350	9,107
Nonconvertible Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
FINANCIALS - continued
Banks - continued
OJSC Russian Agricultural Bank 7.75% 5/29/18 (Issued by RSHB Capital SA for OJSC Russian Agricultural Bank) (f)		$ 2,600	$ 2,288
Royal Bank of Scotland Group PLC 1.625% 6/25/19 (Reg. S)	EUR	7,950	9,817
RSHB Capital SA 6% 6/3/21 (f)(j)		1,460	1,002
SB Capital SA 5.5% 2/26/24 (f)(j)		5,610	4,121
Yapi ve Kredi Bankasi A/S 6.75% 2/8/17 (f)		1,770	1,886
Zenith Bank PLC 6.25% 4/22/19 (f)		6,055	5,518
			144,132
Capital Markets - 0.3%
Deutsche Bank AG 1.25% 9/8/21	EUR	10,100	12,514
Goldman Sachs Group, Inc. 2.875% 6/3/26 (Reg. S)	EUR	3,500	4,685
Jefferies Group, Inc. 2.375% 5/20/20 (Reg. S)	EUR	6,400	7,879
			25,078
Consumer Finance - 2.6%
Ally Financial, Inc.:
5.125% 9/30/24		11,775	11,952
7.5% 9/15/20		33,247	38,982
8% 3/15/20		23,061	27,212
Credito Real S.A.B. de CV 7.5% 3/13/19 (f)		1,910	1,934
General Motors Acceptance Corp. 8% 11/1/31		18,669	23,756
GMAC LLC 8% 11/1/31		56,464	71,992
Navient Corp.:
5% 10/26/20		2,765	2,713
5.875% 10/25/24		5,975	5,691
SLM Corp.:
5.5% 1/25/23		19,455	18,628
7.25% 1/25/22		11,040	11,978
8% 3/25/20		6,200	6,867
			221,705
Diversified Financial Services - 1.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.5% 5/15/21 (f)		7,350	7,442
Aquarius Investments Luxemburg 8.25% 2/18/16		4,930	4,930
City of Buenos Aires 9.95% 3/1/17 (f)		4,950	5,049
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19		6,385	6,369
5.875% 2/1/22		16,530	16,602
Nonconvertible Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
FINANCIALS - continued
Diversified Financial Services - continued
Icahn Enterprises LP/Icahn Enterprises Finance Corp.: - continued
6% 8/1/20		$ 22,405	$ 23,082
ING Bank NV 6.125% 5/29/23 (j)	EUR	4,650	6,424
Mozambique Ematum Finance 2020 6.305% 9/11/20 (Reg. S)		2,900	2,828
MSCI, Inc. 5.25% 11/15/24 (f)		2,430	2,515
Nationwide Building Society 4.125% 3/20/23 (Reg. S) (j)	EUR	5,600	7,235
TMK Capital SA:
6.75% 4/3/20 (Reg. S)		2,450	1,372
7.75% 1/27/18		7,455	4,661
Unite (USAF) II PLC 3.374% 6/30/28	GBP	3,800	6,017
Wendel SA 2.75% 10/2/24 (Reg. S)	EUR	3,200	4,025
			98,551
Insurance - 0.2%
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (f)		8,430	8,388
Society of Lloyd's 4.75% 10/30/24	GBP	3,200	5,150
			13,538
Real Estate Investment Trusts - 0.5%
Crown Castle International Corp. 5.25% 1/15/23		7,070	7,211
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21		640	648
MPT Operating Partnership LP/MPT Finance Corp.:
6.375% 2/15/22		3,670	3,899
6.875% 5/1/21		7,220	7,725
Omega Healthcare Investors, Inc.:
5.875% 3/15/24		12,150	12,909
7.5% 2/15/20		4,325	4,520
Prologis LP 3% 6/2/26	EUR	5,500	7,255
			44,167
Real Estate Management & Development - 0.6%
CBRE Group, Inc.:
5% 3/15/23		6,345	6,484
5.25% 3/15/25		1,965	2,004
Deutsche Annington Finance BV 4% (Reg. S) (g)(j)	EUR	4,500	5,500
Howard Hughes Corp. 6.875% 10/1/21 (f)		9,230	9,553
Inversiones y Representaciones SA:
8.5% 2/2/17 (Reg. S)		240	236
Nonconvertible Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
FINANCIALS - continued
Real Estate Management & Development - continued
Inversiones y Representaciones SA: - continued
11.5% 7/20/20 (Reg. S)		$ 15	$ 16
Realogy Corp. 9% 1/15/20 (f)		3,270	3,581
Scentre Management Ltd./ RE1 Ltd. 2.25% 7/16/24 (Reg. S)	EUR	4,815	6,212
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.25% 4/15/21 (f)		6,295	6,201
7.75% 4/15/20 (f)		2,413	2,558
Weyerhaeuser Real Estate Co.:
4.375% 6/15/19 (f)		2,335	2,303
5.875% 6/15/24 (f)		5,630	5,630
			50,278
TOTAL FINANCIALS			597,449
HEALTH CARE - 2.1%
Health Care Equipment & Supplies - 0.0%
DJO Finance LLC/DJO Finance Corp. 8.75% 3/15/18		1,985	2,064
Health Care Providers & Services - 1.6%
AmSurg Corp. 5.625% 7/15/22 (f)		3,800	3,895
Community Health Systems, Inc. 5.125% 8/1/21		2,650	2,749
Gentiva Health Services, Inc. 11.5% 9/1/18		5,050	5,373
HCA Holdings, Inc.:
4.75% 5/1/23		5,215	5,306
5.25% 4/15/25		11,820	12,352
5.875% 3/15/22		16,855	18,456
5.875% 5/1/23		6,100	6,428
6.5% 2/15/20		13,550	15,183
7.5% 2/15/22		10,195	11,648
7.75% 5/15/21		12,830	13,664
HealthSouth Corp.:
5.75% 11/1/24		2,560	2,662
8.125% 2/15/20		6,585	6,881
InVentiv Health, Inc. 11% 8/15/18 (e)(f)		795	694
Kindred Escrow Corp. II:
8% 1/15/20 (f)		3,955	4,202
8.75% 1/15/23 (f)		2,965	3,191
MPH Acquisition Holdings LLC 6.625% 4/1/22 (f)		1,850	1,892
Opal Acquisition, Inc. 8.875% 12/15/21 (f)		3,940	3,999
Nonconvertible Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23		$ 2,650	$ 2,703
5.5% 2/1/21		1,980	2,059
Tenet Healthcare Corp. 6.875% 11/15/31		9,855	9,264
Truven Health Analytics, Inc. 10.625% 6/1/20		3,730	3,637
			136,238
Life Sciences Tools & Services - 0.2%
Jaguar Holding Co. I 9.375% 10/15/17 pay-in-kind (f)(j)		3,920	4,006
Thermo Fisher Scientific, Inc. 2% 4/15/25	EUR	7,550	9,454
			13,460
Pharmaceuticals - 0.3%
Merck KGaA:
2.625% 12/12/74 (Reg. S) (j)	EUR	2,300	2,814
3.375% 12/12/74 (Reg. S) (j)	EUR	1,300	1,627
Pinnacle Merger Sub, Inc. 9.5% 10/1/23 (f)		5,022	5,424
Valeant Pharmaceuticals International:
5.625% 12/1/21 (f)		1,395	1,412
6.75% 8/15/21 (f)		3,735	3,903
7.5% 7/15/21 (f)		3,435	3,710
VPI Escrow Corp. 6.375% 10/15/20 (f)		7,885	8,240
			27,130
TOTAL HEALTH CARE			178,892
INDUSTRIALS - 3.7%
Aerospace & Defense - 0.2%
Alion Science & Technology Corp. 15.25% 2/18/20 pay-in-kind		730	529
Bombardier, Inc. 6.125% 1/15/23 (f)		4,095	4,177
GenCorp, Inc. 7.125% 3/15/21		1,145	1,199
Huntington Ingalls Industries, Inc. 5% 12/15/21 (f)		2,400	2,442
KLX, Inc. 5.875% 12/1/22 (f)		4,095	4,136
Triumph Group, Inc. 4.875% 4/1/21		4,250	4,197
			16,680
Air Freight & Logistics - 0.1%
XPO Logistics, Inc. 7.875% 9/1/19 (f)		4,800	5,016
Nonconvertible Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
INDUSTRIALS - continued
Airlines - 0.7%
Air Canada:
5.375% 11/15/22 (f)		$ 1,362	$ 1,382
7.75% 4/15/21 (f)		3,450	3,592
Allegiant Travel Co. 5.5% 7/15/19		1,170	1,190
Aviation Capital Group Corp. 4.625% 1/31/18 (f)		3,026	3,145
Continental Airlines, Inc.:
pass-thru trust certificates 6.903% 4/19/22		659	706
6.125% 4/29/18		1,470	1,562
7.25% 11/10/19		3,501	4,035
Delta Air Lines, Inc. pass-thru trust certificates:
6.821% 8/10/22		7,039	8,165
8.021% 8/10/22		2,407	2,780
Hawaiian Airlines pass-thru certificates Series 2013-1 Class B, 4.95% 1/15/22		2,100	2,016
Northwest Airlines, Inc. pass-thru trust certificates:
7.027% 11/1/19		1,562	1,773
8.028% 11/1/17		416	465
Ryanair Ltd. 1.875% 6/17/21 (Reg. S)	EUR	4,300	5,420
U.S. Airways Group, Inc. 6.125% 6/1/18		6,295	6,563
U.S. Airways pass-thru certificates:
Series 2011-1 Class A, 7.125% 4/22/25		3,896	4,539
Series 2012-2 Class B, 6.75% 12/3/22		1,472	1,575
Series 2013-1 Class B, 5.375% 5/15/23		1,954	1,988
United Air Lines, Inc. pass-thru trust certificates 9.75% 1/15/17		4,088	4,537
United Continental Holdings, Inc. 6.375% 6/1/18		825	872
			56,305
Commercial Services & Supplies - 0.6%
ADT Corp. 6.25% 10/15/21		11,615	11,934
APX Group, Inc.:
6.375% 12/1/19		3,545	3,394
8.75% 12/1/20		1,530	1,292
Bakercorp International, Inc. 8.25% 6/1/19		1,055	955
Cenveo Corp.:
6% 8/1/19 (f)		2,285	2,068
8.5% 9/15/22 (f)		2,560	1,920
Clean Harbors, Inc.:
5.125% 6/1/21		2,595	2,589
5.25% 8/1/20		2,915	2,930
Nonconvertible Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Covanta Holding Corp.:
5.875% 3/1/24		$ 2,775	$ 2,824
7.25% 12/1/20		4,475	4,755
Garda World Security Corp. 7.25% 11/15/21 (f)		1,655	1,638
Iron Mountain, Inc. 5.75% 8/15/24		3,250	3,270
ISS Global A/S 2.125% 12/2/24	EUR	3,700	4,544
R.R. Donnelley & Sons Co.:
6% 4/1/24		1,725	1,699
7% 2/15/22		2,955	3,169
7.875% 3/15/21		4,240	4,685
TMS International Corp. 7.625% 10/15/21 (f)		825	860
			54,526
Construction & Engineering - 0.1%
AECOM Technology Corp.:
5.75% 10/15/22 (f)		2,000	2,045
5.875% 10/15/24 (f)		1,715	1,754
MasTec, Inc. 4.875% 3/15/23		4,485	4,216
			8,015
Electrical Equipment - 0.1%
Sensata Technologies BV:
4.875% 10/15/23 (f)		2,140	2,129
6.5% 5/15/19 (f)		4,840	5,022
			7,151
Machinery - 0.1%
Schaeffler Finance BV 4.75% 5/15/21 (f)		4,180	4,180
Terex Corp. 6% 5/15/21		4,045	4,126
Vander Intermediate Holding II Corp. 9.75% 2/1/19 pay-in-kind (f)(j)		510	528
			8,834
Marine - 0.2%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (f)		4,485	4,373
Navios Maritime Holdings, Inc. 7.375% 1/15/22 (f)		4,945	4,525
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (f)		3,645	3,609
Ultrapetrol (Bahamas) Ltd. 8.875% 6/15/21		2,790	2,943
			15,450
Nonconvertible Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
INDUSTRIALS - continued
Road & Rail - 0.0%
JSC Georgian Railway 7.75% 7/11/22 (f)		$ 1,490	$ 1,556
Trading Companies & Distributors - 1.5%
Ahern Rentals, Inc. 9.5% 6/15/18 (f)		1,020	1,056
Aircastle Ltd.:
4.625% 12/15/18		2,960	2,975
6.25% 12/1/19		4,985	5,259
7.625% 4/15/20		3,275	3,627
Ashtead Capital, Inc. 5.625% 10/1/24 (f)		3,925	4,023
International Lease Finance Corp.:
3.875% 4/15/18		6,065	6,065
4.625% 4/15/21		5,675	5,774
5.875% 4/1/19		16,845	18,150
5.875% 8/15/22		4,705	5,105
6.25% 5/15/19		17,040	18,616
7.125% 9/1/18 (f)		8,855	9,918
8.25% 12/15/20		11,050	13,315
8.625% 1/15/22		18,890	23,424
NES Rentals Holdings, Inc. 7.875% 5/1/18 (f)		1,290	1,303
United Rentals North America, Inc. 8.375% 9/15/20		6,305	6,762
			125,372
Transportation Infrastructure - 0.1%
Aeropuertos Argentina 2000 SA:
10.75% 12/1/20 (f)		5,866	6,042
10.75% 12/1/20 (Reg. S)		168	173
			6,215
TOTAL INDUSTRIALS			305,120
INFORMATION TECHNOLOGY - 1.8%
Communications Equipment - 0.4%
Alcatel-Lucent U.S.A., Inc.:
6.75% 11/15/20 (f)		6,510	6,871
8.875% 1/1/20 (f)		2,265	2,463
Banglalink Digital Communications Ltd. 8.625% 5/6/19 (f)		4,310	4,278
Brocade Communications Systems, Inc. 4.625% 1/15/23		2,840	2,726
Nonconvertible Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Lucent Technologies, Inc.:
6.45% 3/15/29		$ 14,050	$ 13,418
6.5% 1/15/28		4,785	4,606
			34,362
Electronic Equipment & Components - 0.1%
Flextronics International Ltd.:
4.625% 2/15/20		4,075	4,136
5% 2/15/23		2,125	2,168
Jabil Circuit, Inc. 4.7% 9/15/22		2,270	2,259
			8,563
Internet Software & Services - 0.2%
Bankrate, Inc. 6.125% 8/15/18 (f)		2,985	2,776
CyrusOne LP/CyrusOne Finance Corp. 6.375% 11/15/22		3,060	3,267
j2 Global, Inc. 8% 8/1/20		2,970	3,196
VeriSign, Inc. 4.625% 5/1/23		3,740	3,665
			12,904
IT Services - 0.3%
Audatex North America, Inc.:
6% 6/15/21 (f)		7,770	8,003
6.125% 11/1/23 (f)		1,150	1,187
Ceridian HCM Holding, Inc. 11% 3/15/21 (f)		2,010	2,199
First Data Corp.:
11.25% 1/15/21		2,174	2,467
11.75% 8/15/21		8,089	9,282
			23,138
Semiconductors & Semiconductor Equipment - 0.3%
Advanced Micro Devices, Inc. 7% 7/1/24		4,050	3,432
Entegris, Inc. 6% 4/1/22 (f)		1,150	1,164
NXP BV/NXP Funding LLC:
3.75% 6/1/18 (f)		4,740	4,740
5.75% 2/15/21 (f)		4,280	4,494
5.75% 3/15/23 (f)		10,740	11,304
			25,134
Software - 0.4%
Activision Blizzard, Inc.:
5.625% 9/15/21 (f)		21,060	22,113
6.125% 9/15/23 (f)		5,865	6,320
Nonconvertible Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% 5/1/21 pay-in-kind (f)(j)		$ 1,700	$ 1,666
Nuance Communications, Inc. 5.375% 8/15/20 (f)		2,085	2,090
Sophia Holding Finance LP/Sophia Holding Finance, Inc. 9.625% 12/1/18 pay-in-kind (f)(j)		2,965	2,980
			35,169
Technology Hardware, Storage & Peripherals - 0.1%
Seagate HDD Cayman:
4.75% 6/1/23		8,390	8,714
4.75% 1/1/25 (f)		3,955	4,074
			12,788
TOTAL INFORMATION TECHNOLOGY			152,058
MATERIALS - 3.4%
Chemicals - 1.2%
Albemarle Corp. U.S. 1.875% 12/8/21 (Reg. S)	EUR	7,100	8,621
Chemtura Corp. 5.75% 7/15/21		1,960	1,911
Hexion U.S. Finance Corp. 6.625% 4/15/20		5,000	4,900
LSB Industries, Inc. 7.75% 8/1/19		1,415	1,472
Momentive Performance Materials, Inc.:
3.88% 10/24/21		37,507	31,787
4.69% 4/24/22		12,150	9,659
Nufarm Australia Ltd. 6.375% 10/15/19 (f)		1,725	1,738
PetroLogistics LP/PetroLogistics Finance Corp. 6.25% 4/1/20		2,880	3,103
PolyOne Corp.:
5.25% 3/15/23		2,630	2,628
7.375% 9/15/20		1,645	1,750
Rain CII Carbon LLC/CII Carbon Corp.:
8% 12/1/18 (f)		3,110	3,141
8.25% 1/15/21 (f)		1,585	1,621
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp. 6.5% 4/15/21 (f)		1,810	1,611
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. 7.375% 2/1/20 (f)		1,525	1,584
Taminco Global Chemical Corp. 9.75% 3/31/20 (f)		1,090	1,194
Nonconvertible Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
MATERIALS - continued
Chemicals - continued
TPC Group, Inc. 8.75% 12/15/20 (f)		$ 6,250	$ 6,078
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 8.75% 2/1/19		7,663	7,768
U.S. Coatings Acquisition, Inc./Flash Dutch 2 BV 7.375% 5/1/21 (f)		2,085	2,210
W.R. Grace & Co. - Conn:
5.125% 10/1/21 (f)		2,765	2,834
5.625% 10/1/24 (f)		1,110	1,157
			96,767
Construction Materials - 0.1%
Prince Mineral Holding Corp. 12% 12/15/19 (f)		1,435	1,464
Rearden G Holdings Eins GmbH 7.875% 3/30/20 (f)		2,680	2,626
			4,090
Containers & Packaging - 0.6%
Ardagh Finance Holdings SA 8.625% 6/15/19 pay-in-kind (f)(j)		10,861	10,657
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
6% 6/30/21 (f)		2,530	2,416
6.25% 1/31/19 (f)		2,135	2,087
6.75% 1/31/21 (f)		4,430	4,408
7% 11/15/20 (f)		452	456
Beverage Packaging Holdings II SA (Luxembourg):
5.625% 12/15/16 (f)		4,700	4,606
6% 6/15/17 (f)		2,370	2,311
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 10.125% 7/15/20 (f)		1,770	1,646
Crown Cork & Seal, Inc.:
7.375% 12/15/26		5,240	5,790
7.5% 12/15/96		4,010	3,769
Graphic Packaging International, Inc. 4.75% 4/15/21		1,325	1,335
Sealed Air Corp. 5.25% 4/1/23 (f)		2,170	2,213
Silgan Holdings, Inc. 5% 4/1/20		8,430	8,556
Tekni-Plex, Inc. 9.75% 6/1/19 (f)		2,359	2,560
			52,810
Metals & Mining - 1.4%
Aleris International, Inc.:
6% 6/1/20 (f)		30	30
9% 12/15/14 pay-in-kind (c)(j)		2,510	0
Nonconvertible Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Alrosa Finance SA 7.75% 11/3/20 (f)		$ 2,610	$ 2,453
Cliffs Natural Resources, Inc.:
4.8% 10/1/20		4,950	2,673
4.875% 4/1/21		3,660	1,967
Edgen Murray Corp. 8.75% 11/1/20 (f)		3,286	3,582
Essar Steel Algoma, Inc. 9.5% 11/15/19 (f)		3,970	4,000
EVRAZ Group SA:
6.5% 4/22/20 (f)		3,970	3,020
9.5% 4/24/18 (Reg. S)		8,155	7,319
Evraz, Inc. NA Canada 7.5% 11/15/19 (f)		4,980	4,818
Ferrexpo Finance PLC 7.875% 4/7/16 (f)		5,250	3,938
First Quantum Minerals Ltd.:
6.75% 2/15/20 (f)		5,866	5,309
7% 2/15/21 (f)		4,804	4,324
7.25% 5/15/22 (f)		3,940	3,546
Gold Fields Orogen Holding BVI Ltd.:
4.875% 10/7/20 (f)		4,540	3,814
4.875% 10/7/20 (Reg. S)		450	378
Metinvest BV:
8.75% 2/14/18 (Reg. S)		395	217
10.5% 11/28/17 (f)		8,813	5,464
10.5% 11/28/17 (Reg. S)		337	209
Mirabela Nickel Ltd. 1% 4/15/44 (f)		13	0
Murray Energy Corp.:
8.625% 6/15/21 (f)		7,220	6,895
9.5% 12/5/20 (f)		9,525	9,525
New Gold, Inc. 7% 4/15/20 (f)		1,295	1,297
Nord Gold NV 6.375% 5/7/18 (f)		5,042	4,229
Polyus Gold International Ltd.:
5.625% 4/29/20 (f)		9,945	8,503
5.625% 4/29/20 (Reg. S)		500	428
Ryerson, Inc./Joseph T Ryerson & Son, Inc.:
9% 10/15/17		5,985	6,150
11.25% 10/15/18		6,052	6,445
Southern Copper Corp.:
6.75% 4/16/40		1,515	1,589
7.5% 7/27/35		3,445	3,876
Steel Dynamics, Inc.:
5.125% 10/1/21 (f)		1,175	1,197
5.25% 4/15/23		1,540	1,563
Nonconvertible Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Steel Dynamics, Inc.: - continued
5.5% 10/1/24 (f)		$ 2,940	$ 3,014
Walter Energy, Inc. 9.5% 10/15/19 (f)		11,285	8,577
			120,349
Paper & Forest Products - 0.1%
Boise Cascade Co. 6.375% 11/1/20		1,200	1,260
Mercer International, Inc.:
7% 12/1/19 (f)		2,755	2,783
7.75% 12/1/22 (f)		4,955	5,017
NewPage Corp.:
0% 5/1/49 (c)(j)		2,460	0
11.375% 12/31/14 (c)		3,832	0
Sino-Forest Corp. 6.25% 10/21/17 (c)(f)		4,925	0
			9,060
TOTAL MATERIALS			283,076
TELECOMMUNICATION SERVICES - 5.3%
Diversified Telecommunication Services - 1.4%
Altice Financing SA:
6.5% 1/15/22 (f)		9,695	9,477
7.875% 12/15/19 (f)		4,110	4,208
Altice Finco SA:
8.125% 1/15/24 (f)		7,845	7,649
9.875% 12/15/20 (f)		4,825	5,158
Citizens Communications Co.:
7.875% 1/15/27		2,505	2,499
9% 8/15/31		3,545	3,740
Consolidated Communications, Inc. 10.875% 6/1/20		2,085	2,356
Eileme 2 AB 11.625% 1/31/20 (f)		8,215	9,201
FairPoint Communications, Inc. 8.75% 8/15/19 (f)		4,250	4,271
Frontier Communications Corp. 8.5% 4/15/20		10,775	12,014
Level 3 Communications, Inc.:
5.75% 12/1/22 (f)		4,165	4,191
8.875% 6/1/19		1,410	1,495
Level 3 Financing, Inc. 8.125% 7/1/19		3,365	3,575
Lynx I Corp. 5.375% 4/15/21 (f)		2,750	2,839
Lynx II Corp. 6.375% 4/15/23 (f)		1,555	1,629
Nonconvertible Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Sprint Capital Corp.:
6.875% 11/15/28		$ 17,575	$ 15,466
8.75% 3/15/32		6,752	6,533
U.S. West Communications:
6.875% 9/15/33		2,265	2,272
7.25% 9/15/25		420	500
7.25% 10/15/35		1,205	1,242
Verizon Communications, Inc. 1.625% 3/1/24	EUR	6,000	7,358
Virgin Media Finance PLC 4.875% 2/15/22		4,640	4,280
Wind Acquisition Finance SA 4.75% 7/15/20 (f)		1,745	1,656
			113,609
Wireless Telecommunication Services - 3.9%
America Movil S.A.B. de CV 6.45% 12/5/22	MXN	59,400	3,936
Digicel Group Ltd.:
6% 4/15/21 (f)		24,675	23,071
7% 2/15/20 (f)		860	851
7.125% 4/1/22 (f)		39,460	36,698
8.25% 9/1/17 (f)		6,910	6,996
8.25% 9/30/20 (f)		42,880	41,594
Intelsat Jackson Holdings SA:
5.5% 8/1/23		16,895	16,792
6.625% 12/15/22 (Reg. S)		15,090	15,505
7.25% 4/1/19		10,020	10,458
7.25% 10/15/20		13,410	14,164
7.5% 4/1/21		24,110	25,798
Millicom International Cellular SA 4.75% 5/22/20 (f)		2,205	2,078
MTS International Funding Ltd. 8.625% 6/22/20 (f)		8,970	8,791
NII International Telecom S.C.A.:
7.875% 8/15/19 (c)(f)		3,760	2,688
11.375% 8/15/19 (c)(f)		2,180	1,570
Pacnet Ltd. 9% 12/12/18 (f)		265	295
Sprint Corp. 7.125% 6/15/24		1,382	1,285
T-Mobile U.S.A., Inc.:
6% 3/1/23		6,860	6,877
6.125% 1/15/22		6,915	7,019
6.25% 4/1/21		13,563	13,882
6.375% 3/1/25		11,780	11,968
6.5% 1/15/24		21,495	22,032
6.625% 4/1/23		17,880	18,309
6.633% 4/28/21		6,470	6,640
Nonconvertible Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
T-Mobile U.S.A., Inc.: - continued
6.731% 4/28/22		$ 4,205	$ 4,331
6.836% 4/28/23		4,925	5,085
Telemovil Finance Co. Ltd. 8% 10/1/17 (f)		9,288	9,567
Vimpel Communications OJSC 7.748% 2/2/21 (Issued by VIP Finance Ireland Ltd. for Vimpel Communications) (f)		10,490	8,717
VimpelCom Holdings BV:
9% 2/13/18 (f)	RUB	56,100	637
9% 2/13/18 (Reg S.)	RUB	259,705	2,951
			330,585
TOTAL TELECOMMUNICATION SERVICES			444,194
UTILITIES - 2.0%
Electric Utilities - 0.9%
Comision Federal de Electricid 5.75% 2/14/42 (f)		1,350	1,440
Empresa Distribuidora y Comercializadora Norte SA 9.75% 10/25/22 (f)		1,406	983
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.:
11% 10/1/21 (c)		26,975	31,831
12.25% 3/1/22 (c)(f)		24,970	29,589
Majapahit Holding BV 7.75% 1/20/20 (f)		1,065	1,233
Mirant Americas Generation LLC 9.125% 5/1/31		3,565	3,048
RJS Power Holdings LLC 5.125% 7/15/19 (f)		3,915	3,866
			71,990
Gas Utilities - 0.4%
Intergas Finance BV 6.375% 5/14/17 (Reg. S)		1,875	1,915
Southern Natural Gas Co.:
7.35% 2/15/31		8,245	9,818
8% 3/1/32		6,000	7,773
Star Gas Partners LP/Star Gas Finance Co. 8.875% 12/1/17		2,210	2,265
Suburban Propane Partners LP/Suburban Energy Finance Corp. 7.375% 8/1/21		2,371	2,484
Transportadora de Gas del Sur SA 9.625% 5/14/20 (f)		9,291	9,291
			33,546
Independent Power Producers & Renewable Electricity Producers - 0.7%
Calpine Corp. 7.875% 1/15/23 (f)		4,253	4,689
Nonconvertible Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
UTILITIES - continued
Independent Power Producers & Renewable Electricity Producers - continued
Energy Future Holdings Corp.:
10.875% 11/1/17 (c)		$ 9,438	$ 11,137
11.25% 11/1/17 pay-in-kind (c)(j)		7,535	8,891
The AES Corp.:
4.875% 5/15/23		4,715	4,680
5.5% 3/15/24		2,355	2,390
TXU Corp.:
5.55% 11/15/14 (c)(r)		1,623	1,013
6.5% 11/15/24 (c)(r)		13,610	8,493
6.55% 11/15/34 (c)(r)		26,380	16,461
			57,754
TOTAL UTILITIES			163,290
TOTAL NONCONVERTIBLE BONDS (Cost $3,316,881)			3,327,756
U.S. Government and Government Agency Obligations - 19.4%

U.S. Government Agency Obligations - 0.3%
Federal Home Loan Bank 1% 6/21/17		7,560	7,569
Tennessee Valley Authority:
1.75% 10/15/18		12,807	12,927
5.25% 9/15/39		968	1,232
5.375% 4/1/56		3,004	3,950
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			25,678
U.S. Treasury Inflation-Protected Obligations - 0.3%
U.S. Treasury Inflation-Indexed Bonds 1.375% 2/15/44		22,125	25,225
U.S. Treasury Obligations - 18.0%
U.S. Treasury Bonds:
3.125% 8/15/44		6,945	7,477
3.375% 5/15/44		8,766	9,875
3.625% 2/15/44		101,007	118,951
5.25% 2/15/29		10,732	14,435
5.375% 2/15/31		27,653	38,567
6.125% 8/15/29 (h)		3,900	5,704
7.5% 11/15/16		6,120	6,894
7.875% 2/15/21		5,350	7,225
U.S. Government and Government Agency Obligations - continued
		Principal Amount (000s) (d)	Value (000s)
U.S. Treasury Obligations - continued
U.S. Treasury Bonds: - continued
9.875% 11/15/15 (i)		$ 7,956	$ 8,613
U.S. Treasury Notes:
0.25% 7/15/15		22,806	22,820
0.25% 4/15/16		3,303	3,297
0.25% 5/15/16		14,408	14,372
0.375% 1/15/16		122,337	122,436
0.375% 10/31/16		20,000	19,913
0.5% 9/30/16		73,048	72,942
0.5% 7/31/17		5,462	5,399
0.625% 8/15/16		27,251	27,284
0.625% 2/15/17		5,000	4,986
0.75% 6/30/17		23,999	23,902
0.875% 1/31/17		1,933	1,939
0.875% 4/30/17		12,834	12,847
0.875% 5/15/17		13,242	13,245
0.875% 8/15/17		36,906	36,805
0.875% 1/31/18		30,114	29,860
0.875% 7/31/19		22,402	21,704
1% 9/30/16		52,713	53,090
1% 10/31/16		37,768	38,035
1% 12/15/17		10,000	9,977
1% 5/31/18		41,816	41,398
1.375% 7/31/18		5,497	5,502
1.375% 9/30/18		10,550	10,537
1.375% 2/28/19		38,974	38,746
1.5% 12/31/18		5,994	6,002
1.5% 1/31/19		40,481	40,494
1.625% 4/30/19		47,333	47,488
1.625% 6/30/19		40,515	40,616
1.625% 12/31/19		23,184	23,150
1.75% 7/31/15		11,577	11,683
1.75% 9/30/19		55,073	55,383
1.875% 9/30/17		27,900	28,536
1.875% 10/31/17		3,876	3,965
2% 5/31/21		22,000	22,096
2.125% 6/30/21		10,000	10,118
2.125% 12/31/21		50,919	51,412
2.25% 3/31/21		58,407	59,612
2.25% 4/30/21		53,073	54,151
2.25% 11/15/24		8,000	8,054
U.S. Government and Government Agency Obligations - continued
		Principal Amount (000s) (d)	Value (000s)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
2.375% 7/31/17		$ 1,976	$ 2,047
2.375% 6/30/18		23,941	24,807
2.375% 8/15/24		72,963	74,268
2.75% 11/30/16		10,000	10,393
3% 2/28/17		14,500	15,193
3.125% 1/31/17		5,973	6,269
3.5% 2/15/18		15,195	16,276
4.5% 5/15/17		48,040	52,142
TOTAL U.S. TREASURY OBLIGATIONS			1,512,932
Other Government Related - 0.8%
National Credit Union Administration Guaranteed Notes:
Series 2010-A1 Class A, 0.5055% 12/7/20 (NCUA Guaranteed) (j)		2,007	2,009
Series 2011-R1 Class 1A, 0.6055% 1/8/20 (NCUA Guaranteed) (j)		4,194	4,216
Series 2011-R4 Class 1A, 0.537% 3/6/20 (NCUA Guaranteed) (j)		1,794	1,797
National Credit Union Administration Guaranteed Notes Master Trust:
1.4% 6/12/15 (NCUA Guaranteed)		3,270	3,286
2.35% 6/12/17 (NCUA Guaranteed)		28,700	29,496
3.45% 6/12/21 (NCUA Guaranteed)		23,400	25,115
TOTAL OTHER GOVERNMENT RELATED			65,919
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,598,163)			1,629,754
U.S. Government Agency - Mortgage Securities - 1.5%

Fannie Mae - 0.5%
1.865% 10/1/35 (j)		21	22
1.925% 9/1/33 (j)		418	436
1.925% 11/1/35 (j)		351	369
1.963% 11/1/33 (j)		47	50
2.053% 6/1/36 (j)		39	42
2.079% 1/1/35 (j)		218	230
U.S. Government Agency - Mortgage Securities - continued
		Principal Amount (000s) (d)	Value (000s)
Fannie Mae - continued
2.142% 9/1/36 (j)		$ 90	$ 96
2.19% 3/1/37 (j)		23	24
2.241% 3/1/33 (j)		101	107
2.283% 11/1/36 (j)		39	41
2.354% 7/1/35 (j)		164	175
2.369% 6/1/47 (j)		131	140
2.371% 2/1/37 (j)		457	489
2.372% 5/1/36 (j)		44	47
2.503% 2/1/36 (j)		54	58
2.518% 4/1/36 (j)		292	313
2.542% 6/1/42 (j)		384	397
2.681% 8/1/35 (j)		664	711
2.69% 2/1/42 (j)		2,128	2,207
2.766% 1/1/42 (j)		1,926	1,999
2.96% 11/1/40 (j)		213	223
2.982% 9/1/41 (j)		237	247
3.059% 10/1/41 (j)		127	133
3.164% 3/1/42 (j)		10,201	10,694
3.189% 1/1/44 (j)		5,942	6,225
3.235% 7/1/41 (j)		415	436
3.325% 10/1/41 (j)		205	215
3.435% 11/1/40 (j)		3,276	3,451
3.561% 7/1/41 (j)		412	434
5% 2/1/22 to 4/1/22		62	67
5.5% 10/1/20 to 1/1/29		4,004	4,374
6% 6/1/16 to 10/1/16		20	21
6.5% 12/1/15 to 8/1/36		4,697	5,426
TOTAL FANNIE MAE			39,899
Freddie Mac - 0.3%
1.82% 3/1/35 (j)		118	123
1.886% 1/1/36 (j)		84	88
1.95% 3/1/37 (j)		32	34
2.022% 2/1/37 (j)		48	51
2.05% 6/1/37 (j)		28	29
2.06% 1/1/37 (j)		244	257
2.095% 8/1/37 (j)		84	89
2.1% 7/1/35 (j)		145	155
2.121% 5/1/37 (j)		68	73
2.16% 6/1/33 (j)		245	260
2.345% 10/1/35 (j)		164	174
U.S. Government Agency - Mortgage Securities - continued
		Principal Amount (000s) (d)	Value (000s)
Freddie Mac - continued
2.347% 10/1/36 (j)		$ 330	$ 351
2.375% 5/1/37 (j)		65	69
2.385% 5/1/37 (j)		847	906
2.385% 5/1/37 (j)		447	476
2.4% 10/1/42 (j)		2,483	2,611
2.415% 6/1/37 (j)		245	263
2.418% 4/1/37 (j)		84	90
2.451% 6/1/37 (j)		52	55
2.49% 9/1/35 (j)		57	61
2.498% 2/1/36 (j)		6	6
2.545% 7/1/36 (j)		89	96
2.595% 4/1/37 (j)		8	8
2.673% 7/1/35 (j)		217	233
3.078% 9/1/41 (j)		2,277	2,375
3.136% 10/1/35 (j)		50	54
3.235% 9/1/41 (j)		249	261
3.239% 4/1/41 (j)		255	268
3.299% 6/1/41 (j)		294	307
3.465% 11/1/40 (j)		8,629	9,174
3.468% 5/1/41 (j)		274	288
3.618% 6/1/41 (j)		417	440
3.691% 5/1/41 (j)		350	370
6% 1/1/24		1,318	1,452
6.5% 3/1/16 to 3/1/22		564	615
TOTAL FREDDIE MAC			22,162
Ginnie Mae - 0.7%
4.3% 8/20/61 (o)		2,860	3,043
4.53% 10/20/62 (o)		3,052	3,321
4.55% 5/20/62 (o)		18,253	19,748
4.626% 3/20/62 (o)		3,816	4,125
4.649% 2/20/62 (o)		2,061	2,229
4.65% 3/20/62 (o)		3,414	3,697
4.682% 2/20/62 (o)		2,609	2,821
4.684% 1/20/62 (o)		12,255	13,251
5.47% 8/20/59 (o)		1,381	1,444
5.5% 11/15/35		1,751	1,989
U.S. Government Agency - Mortgage Securities - continued
		Principal Amount (000s) (d)	Value (000s)
Ginnie Mae - continued
5.612% 4/20/58 (o)		$ 1,404	$ 1,445
6% 6/15/36		3,733	4,284
TOTAL GINNIE MAE			61,397
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $121,622)			123,458
Collateralized Mortgage Obligations - 2.4%

U.S. Government Agency - 2.4%
Fannie Mae:
floater:
Series 2008-76 Class EF, 0.6695% 9/25/23 (j)		479	481
Series 2010-15 Class FJ, 1.0995% 6/25/36 (j)		4,547	4,629
Series 2010-86 Class FE, 0.6195% 8/25/25 (j)		543	547
planned amortization class:
Series 2002-9 Class PC, 6% 3/25/17		14	14
Series 2003-70 Class BJ, 5% 7/25/33		475	526
Series 2005-19 Class PA, 5.5% 7/25/34		1,635	1,777
Series 2005-27 Class NE, 5.5% 5/25/34		1,777	1,857
Series 2005-52 Class PB, 6.5% 12/25/34		76	77
Series 2005-64 Class PX, 5.5% 6/25/35		1,570	1,718
Series 2005-68 Class CZ, 5.5% 8/25/35		3,565	3,998
Series 2010-118 Class PB, 4.5% 10/25/40		3,010	3,228
Series 2011-117 Class PF, 0.5195% 7/25/39 (j)		3,092	3,109
sequential payer:
Series 2002-57 Class BD, 5.5% 9/25/17		51	53
Series 2003-117 Class MD, 5% 12/25/23		975	1,047
Series 2004-91 Class Z, 5% 12/25/34		4,216	4,633
Series 2004-95 Class AN, 5.5% 1/25/25		0*	0*
Series 2005-117 Class JN, 4.5% 1/25/36		735	805
Series 2005-14 Class ZB, 5% 3/25/35		1,542	1,696
Series 2006-72 Class CY, 6% 8/25/26		1,365	1,511
Series 2009-59 Class HB, 5% 8/25/39		2,120	2,333
Series 2009-85 Class IB, 4.5% 8/25/24 (l)		319	26
Series 2009-93 Class IC, 4.5% 9/25/24 (l)		481	38
Series 2010-139 Class NI, 4.5% 2/25/40 (l)		2,803	432
Series 2010-39 Class FG, 1.0895% 3/25/36 (j)		2,754	2,824
Series 2010-97 Class CI, 4.5% 8/25/25 (l)		1,036	81
Series 2011-67 Class AI, 4% 7/25/26 (l)		797	92
Collateralized Mortgage Obligations - continued
		Principal Amount (000s) (d)	Value (000s)
U.S. Government Agency - continued
Freddie Mac:
floater:
Series 2630 Class FL, 0.6608% 6/15/18 (j)		$ 15	$ 15
Series 2711 Class FC, 1.0608% 2/15/33 (j)		1,717	1,747
floater planned amortization class Series 2770 Class FH, 0.5608% 3/15/34 (j)		1,778	1,793
planned amortization class:
Series 2006-3245 Class ME, 5.5% 6/15/35		626	632
Series 2101 Class PD, 6% 11/15/28		55	60
Series 2376 Class JE, 5.5% 11/15/16		43	44
Series 2381 Class OG, 5.5% 11/15/16		24	24
Series 2425 Class JH, 6% 3/15/17		66	69
Series 2672 Class MG, 5% 9/15/23		3,063	3,338
Series 2996 Class MK, 5.5% 6/15/35		167	187
Series 3415 Class PC, 5% 12/15/37		752	807
Series 3763 Class QA, 4% 4/15/34		1,674	1,753
planned amortization class sequential payer Series 2005-2963 Class VB, 5% 11/15/34		3,023	3,163
sequential payer:
Series 2004-2802 Class ZG, 5.5% 5/15/34		6,061	6,860
Series 2303 Class ZV, 6% 4/15/31		137	151
Series 2877 Class ZD, 5% 10/15/34		4,915	5,450
Series 4181 Class LA, 3% 3/15/37		3,845	3,968
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2007-59 Class FC, 0.6655% 7/20/37 (j)		916	925
Series 2008-2 Class FD, 0.6455% 1/20/38 (j)		228	230
Series 2008-73 Class FA, 1.0255% 8/20/38 (j)		1,376	1,405
Series 2008-83 Class FB, 1.0655% 9/20/38 (j)		1,395	1,425
Series 2009-108 Class CF, 0.761% 11/16/39 (j)		1,096	1,108
Series 2009-116 Class KF, 0.691% 12/16/39 (j)		892	901
Series 2010-9 Class FA, 0.681% 1/16/40 (j)		1,424	1,438
Series 2010-H17 Class FA, 0.4863% 7/20/60 (j)(o)		4,708	4,686
Series 2010-H18 Class AF, 0.4555% 9/20/60 (j)(o)		5,360	5,303
Series 2010-H19 Class FG, 0.4555% 8/20/60 (j)(o)		6,647	6,578
Series 2010-H27 Series FA, 0.5355% 12/20/60 (j)(o)		2,007	1,987
Series 2011-H05 Class FA, 0.6555% 12/20/60 (j)(o)		3,498	3,491
Collateralized Mortgage Obligations - continued
		Principal Amount (000s) (d)	Value (000s)
U.S. Government Agency - continued
Ginnie Mae guaranteed REMIC pass-thru certificates: - continued
floater: - continued
Series 2011-H07 Class FA, 0.6555% 2/20/61 (j)(o)		$ 6,709	$ 6,688
Series 2011-H12 Class FA, 0.6455% 2/20/61 (j)(o)		8,216	8,197
Series 2011-H13 Class FA, 0.6555% 4/20/61 (j)(o)		3,145	3,139
Series 2011-H14:
Class FB, 0.6555% 5/20/61 (j)(o)		3,738	3,720
Class FC, 0.6555% 5/20/61 (j)(o)		3,462	3,451
Series 2011-H17 Class FA, 0.6855% 6/20/61 (j)(o)		4,474	4,473
Series 2011-H21 Class FA, 0.7555% 10/20/61 (j)(o)		4,758	4,767
Series 2012-H01 Class FA, 0.8555% 11/20/61 (j)(o)		4,002	4,025
Series 2012-H03 Class FA, 0.8555% 1/20/62 (j)(o)		2,542	2,557
Series 2012-H06 Class FA, 0.7855% 1/20/62 (j)(o)		3,923	3,935
Series 2012-H07 Class FA, 0.7855% 3/20/62 (j)(o)		2,437	2,448
floater sequential payer Series 2011-150 Class D, 3% 4/20/37		246	250
planned amortization class:
Series 2010-112 Class PM, 3.25% 9/20/33		55	55
Series 2010-99 Class PT, 3.5% 8/20/33		67	67
Series 2011-136 Class WI, 4.5% 5/20/40 (l)		1,790	279
sequential payer Series 2011-69 Class GX, 4.5% 5/16/40		4,540	4,997
Series 2010-H13 Class JA, 5.46% 10/20/59 (o)		5,596	5,868
Series 2010-H15 Class TP, 5.15% 8/20/60 (o)		10,050	10,935
Series 2010-H17 Class XP, 5.3004% 7/20/60 (j)(o)		13,529	14,697
Series 2010-H18 Class PL, 5.01% 9/20/60 (j)(o)		10,310	11,205
Series 2012-64 Class KB, 4.4247% 5/20/41 (j)		1,057	1,182
Series 2013-124:
Class ES, 8.4461% 4/20/39 (j)(m)		3,751	4,268
Class ST, 8.5794% 8/20/39 (j)(m)		7,046	8,199
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $204,789)			206,472
Commercial Mortgage Securities - 1.1%
		Principal Amount (000s) (d)	Value (000s)
Freddie Mac:
pass thru-certificates floater Series KF01 Class A, 0.5195% 4/25/19 (j)		$ 2,147	$ 2,148
pass-thru certificates sequential payer Series K011 Class A2, 4.084% 11/25/20		2,120	2,328
sequential payer:
Series K006 Class A2, 4.251% 1/25/20		12,280	13,489
Series K009 Class A2, 3.808% 8/25/20		17,980	19,459
Series K034 Class A1, 2.669% 2/25/23		8,088	8,293
Series K039 Class A2, 3.276% 7/25/24		14,456	15,165
Series K501 Class A2, 1.655% 11/25/16		4,770	4,826
Series K714 Class A2, 3.097% 10/25/20		15,000	15,674
Series K716 Class A2, 3.132% 6/25/21		8,500	8,878
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $89,244)			90,260
Foreign Government and Government Agency Obligations - 18.1%

Arab Republic of Egypt 6.875% 4/30/40 (f)		550	565
Argentine Republic:
7% 10/3/15		37,040	35,910
7% 4/17/17		17,210	16,264
Azerbaijan Republic 4.75% 3/18/24 (f)		1,235	1,213
Bahamian Republic 6.95% 11/20/29 (f)		1,490	1,747
Banco Central del Uruguay:
value recovery A rights 1/2/21 (a)(n)		500,000	0
value recovery B rights 1/2/21 (a)(n)		750,000	0
Belarus Republic:
8.75% 8/3/15 (Reg. S)		16,540	15,576
8.95% 1/26/18		9,540	8,747
Brazilian Federative Republic:
5.625% 1/7/41		10,085	10,867
7.125% 1/20/37		9,195	11,655
8.25% 1/20/34		7,620	10,458
12.25% 3/6/30		2,452	4,487
Buenos Aires Province 10.875% 1/26/21 (Reg. S)		7,665	6,975
Buoni Poliennali del Tesoro:
1.05% 12/1/19	EUR	20,000	24,277
1.5% 12/15/16	EUR	6,100	7,519
2.15% 12/15/21	EUR	46,150	58,569
2.5% 12/1/24	EUR	9,000	11,490
3.5% 6/1/18	EUR	38,050	50,279
Foreign Government and Government Agency Obligations - continued
		Principal Amount (000s) (d)	Value (000s)
Buoni Poliennali del Tesoro: - continued
4.5% 3/1/24	EUR	24,700	$ 36,780
Canadian Government:
1.25% 2/1/16	CAD	39,300	33,913
1.5% 3/1/20	CAD	65,100	56,337
2.25% 6/1/25	CAD	52,200	46,381
3.5% 12/1/45	CAD	23,900	25,814
Central Bank of Nigeria warrants 11/15/20 (n)		5,500	564
Colombian Republic:
5.625% 2/26/44		1,300	1,463
6.125% 1/18/41		4,655	5,574
7.375% 9/18/37		4,000	5,390
10.375% 1/28/33		6,130	9,578
Comision Federal de Electricid 5.75% 2/14/42 (Reg. S)		200	213
Congo Republic 3.5% 6/30/29 (e)		11,261	10,135
Costa Rican Republic:
4.25% 1/26/23 (f)		1,970	1,803
4.375% 4/30/25 (f)		1,380	1,214
5.625% 4/30/43 (f)		680	559
7% 4/4/44 (f)		2,790	2,734
Croatia Republic:
5.5% 4/4/23 (f)		3,735	3,869
6% 1/26/24 (f)		1,300	1,401
6.25% 4/27/17 (f)		740	785
6.375% 3/24/21 (f)		4,110	4,490
6.625% 7/14/20 (f)		3,205	3,511
6.75% 11/5/19 (f)		3,190	3,493
Democratic Socialist Republic of Sri Lanka:
5.125% 4/11/19 (f)		1,600	1,612
5.875% 7/25/22 (f)		1,760	1,789
5.875% 7/25/22		825	838
6% 1/14/19 (f)		3,075	3,198
6.25% 10/4/20 (f)		4,185	4,358
6.25% 7/27/21 (f)		3,140	3,289
7.4% 1/22/15 (f)		2,450	2,450
Dominican Republic:
1.139% 8/30/24 (j)		6,188	6,402
5.875% 4/18/24 (f)		2,300	2,346
7.45% 4/30/44 (f)		5,160	5,637
7.5% 5/6/21 (f)		3,375	3,700
Dutch Government 3.25% 7/15/21	EUR	29,300	42,242
Foreign Government and Government Agency Obligations - continued
		Principal Amount (000s) (d)	Value (000s)
El Salvador Republic:
7.625% 2/1/41 (f)		$ 1,280	$ 1,344
7.65% 6/15/35 (Reg. S)		2,020	2,141
8.25% 4/10/32 (Reg. S)		1,137	1,296
Finnish Government 0.375% 9/15/20 (Reg. S)	EUR	5,300	6,474
French Government:
OAT 3.25% 5/25/45	EUR	20,100	31,872
1.75% 11/25/24	EUR	29,550	38,889
Georgia Republic 6.875% 4/12/21 (f)		1,270	1,332
German Federal Republic 2.5% 8/15/46	EUR	4,100	6,363
Hungarian Republic:
5.375% 3/25/24		2,008	2,174
5.75% 11/22/23		3,035	3,361
7.625% 3/29/41		5,063	6,731
Indonesian Republic:
3.375% 4/15/23 (f)		2,250	2,126
4.875% 5/5/21 (f)		5,550	5,862
5.25% 1/17/42 (f)		3,750	3,783
5.375% 10/17/23		1,650	1,799
5.875% 3/13/20 (f)		3,050	3,378
6.625% 2/17/37 (f)		4,415	5,166
6.75% 1/15/44 (f)		4,350	5,383
7.75% 1/17/38 (f)		9,600	12,564
7.875% 4/15/19	IDR	51,419,000	4,178
8.5% 10/12/35 (Reg. S)		8,640	12,010
Islamic Republic of Pakistan:
7.125% 3/31/16 (f)		9,610	9,754
7.25% 4/15/19 (f)		6,710	6,807
8.25% 4/15/24 (f)		1,375	1,413
Israeli State (guaranteed by U.S. Government through Agency for International Development):
5.5% 9/18/23		28,066	34,553
5.5% 12/4/23		7,426	9,160
Italian Republic 4.75% 9/1/44	EUR	9,850	15,437
Ivory Coast:
5.375% 7/23/24 (f)		1,405	1,336
7.7743% 12/31/32		6,065	5,792
Japan Government:
0.1% 4/15/15	JPY	5,295,000	44,219
0.1% 9/15/15	JPY	873,000	7,294
0.1% 10/15/15	JPY	3,063,200	25,597
0.1% 1/15/16	JPY	1,050,000	8,777
Foreign Government and Government Agency Obligations - continued
		Principal Amount (000s) (d)	Value (000s)
Japan Government: - continued
1.3% 6/20/15	JPY	1,013,750	$ 8,515
1.5% 12/20/44	JPY	700,000	6,170
1.9% 9/20/30	JPY	6,545,000	64,018
Jordanian Kingdom 2.503% 10/30/20		22,090	22,458
Lebanese Republic:
4% 12/31/17		8,051	8,010
4.75% 11/2/16		1,070	1,087
5.45% 11/28/19		3,455	3,457
6.375% 3/9/20		3,200	3,344
Moroccan Kingdom:
4.25% 12/11/22 (f)		2,835	2,870
5.5% 12/11/42 (f)		1,700	1,749
Panamanian Republic:
6.7% 1/26/36		1,570	2,029
8.875% 9/30/27		1,600	2,320
9.375% 4/1/29		1,395	2,117
Peruvian Republic:
4% 3/7/27 (e)		4,905	4,905
5.7% 8/12/24 (f)	PEN	9,495	3,187
8.75% 11/21/33		5,515	8,590
Philippine Republic:
7.75% 1/14/31		4,315	6,214
9.5% 2/2/30		3,655	5,930
10.625% 3/16/25		3,005	4,838
Plurinational State of Bolivia 5.95% 8/22/23 (f)		2,740	2,877
Provincia de Cordoba 12.375% 8/17/17 (f)		5,550	5,051
Provincia de Neuquen Argentina 7.875% 4/26/21 (Reg. S)		3,318	3,252
Republic of Angola 7% 8/16/19 (Issued by Northern Lights III BV for Republic of Angola) (Reg. S)		1,800	1,791
Republic of Armenia 6% 9/30/20 (f)		6,275	6,087
Republic of Iraq 5.8% 1/15/28 (Reg. S)		8,030	6,705
Republic of Serbia:
5.25% 11/21/17 (f)		1,670	1,715
5.875% 12/3/18 (f)		3,910	4,076
6.75% 11/1/24 (f)		7,213	7,253
7.25% 9/28/21 (f)		2,300	2,576
Republic of Zambia 5.375% 9/20/22 (f)		1,625	1,499
Romanian Republic:
4.375% 8/22/23 (f)		3,240	3,406
6.125% 1/22/44 (f)		3,976	4,816
Foreign Government and Government Agency Obligations - continued
		Principal Amount (000s) (d)	Value (000s)
Romanian Republic: - continued
6.75% 2/7/22 (f)		$ 1,728	$ 2,080
Russian Federation:
5.625% 4/4/42 (f)		4,600	3,838
5.875% 9/16/43 (f)		8,000	6,897
7.5% 3/31/30 (Reg. S)		17,947	18,611
12.75% 6/24/28 (Reg. S)		17,345	24,852
South African Republic 5.875% 9/16/25		1,180	1,329
State Oil Co. of Azerbaijan Republic 4.75% 3/13/23 (Reg. S)		1,325	1,279
Turkish Republic:
5.125% 3/25/22		3,345	3,558
5.625% 3/30/21		3,750	4,120
6.25% 9/26/22		4,070	4,645
6.75% 4/3/18		4,530	5,040
6.75% 5/30/40		4,720	5,829
6.875% 3/17/36		9,950	12,301
7% 3/11/19		3,435	3,916
7.25% 3/5/38		6,115	7,910
7.375% 2/5/25		9,175	11,417
7.5% 11/7/19		6,010	7,045
8% 2/14/34		1,805	2,471
11.875% 1/15/30		3,415	6,040
Ukraine Financing of Infrastructure Projects State Enterprise 8.375% 11/3/17 (f)		2,420	1,452
Ukraine Government:
6.875% 9/23/15 (Reg. S)		5,150	3,657
9.25% 7/24/17 (f)		5,215	3,181
United Kingdom, Great Britain and Northern Ireland:
1.75% 7/22/19 (Reg.S)	GBP	8,950	14,307
2.25% 9/7/23	GBP	9,600	15,678
2.75% 9/7/24	GBP	29,800	50,533
3.5% 7/22/68	GBP	18,065	36,502
United Mexican States:
4.75% 3/8/44		8,800	9,174
5.55% 1/21/45		1,950	2,267
6.05% 1/11/40		9,706	11,870
6.75% 9/27/34		7,050	9,207
7.5% 4/8/33		2,420	3,358
8.3% 8/15/31		2,225	3,343
United Republic of Tanzania 6.3289% 3/9/20 (j)		1,410	1,473
Uruguay Republic 7.875% 1/15/33 pay-in-kind		5,980	8,223
Foreign Government and Government Agency Obligations - continued
		Principal Amount (000s) (d)	Value (000s)
Venezuelan Republic:
oil recovery rights 4/15/20 (n)		$ 83,803	$ 712
5.75% 2/26/16 (Reg S.)		30,900	19,282
7% 3/31/38		2,300	941
9% 5/7/23 (Reg. S)		13,205	5,975
9.25% 9/15/27		3,975	1,834
9.25% 5/7/28 (Reg. S)		3,850	1,690
9.375% 1/13/34		3,135	1,361
11.75% 10/21/26 (Reg. S)		5,500	2,714
11.95% 8/5/31 (Reg. S)		15,780	7,890
12.75% 8/23/22		11,405	5,834
13.625% 8/15/18		1,085	567
Vietnamese Socialist Republic:
1.1875% 3/12/16 (j)		1,432	1,407
4% 3/12/28 (e)		12,272	11,966
4.8% 11/19/24 (f)		525	539
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,527,606)			1,521,852
Supranational Obligations - 0.0%

European Bank for Reconstruction & Development 6.2% 6/27/15	INR	147,000	2,321
Inter-American Development Bank 4.75% 10/25/15 (Reg. S)	INR	53,400	832
International Finance Corp. 7.75% 12/3/16	INR	93,000	1,530
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $4,911)			4,683
Common Stocks - 4.9%
	Shares
CONSUMER DISCRETIONARY - 1.5%
Auto Components - 0.2%
Delphi Automotive PLC	107,700	7,832
Remy International, Inc.	172,410	3,607
Tenneco, Inc. (a)	104,400	5,910
		17,349
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Automobiles - 0.1%
General Motors Co.	3,714	$ 130
General Motors Co.:
warrants 7/10/16 (a)	124,885	3,155
warrants 7/10/19 (a)	124,885	2,139
Motors Liquidation Co. GUC Trust (a)	31,864	613
		6,037
Diversified Consumer Services - 0.0%
Houghton Mifflin Harcourt Co. warrants 6/22/19 (a)(q)	27,059	41
Hotels, Restaurants & Leisure - 0.3%
Chipotle Mexican Grill, Inc. (a)	5,700	3,902
Extended Stay America, Inc. unit	491,000	9,481
Station Holdco LLC (a)(p)(q)	4,160,035	9,651
Station Holdco LLC (a)(q)(s)	31,652	73
Station Holdco LLC:
unit (a)(q)(s)	47,684	12
warrants 6/15/18 (a)(p)(q)	165,967	41
		23,160
Household Durables - 0.3%
Lennar Corp. Class A	192,700	8,635
Standard Pacific Corp. (a)	713,200	5,199
Taylor Morrison Home Corp. (a)	296,700	5,605
Whirlpool Corp.	49,000	9,493
		28,932
Media - 0.3%
AMC Networks, Inc. Class A (a)	122,300	7,799
Haights Cross Communications, Inc. (a)	13,227	0
Naspers Ltd. Class N	65,500	8,579
Sinclair Broadcast Group, Inc. Class A	344,600	9,428
		25,806
Specialty Retail - 0.1%
Office Depot, Inc. (a)	1,074,700	9,216
Textiles, Apparel & Luxury Goods - 0.2%
Deckers Outdoor Corp. (a)	61,400	5,590
Michael Kors Holdings Ltd. (a)	145,500	10,927
		16,517
TOTAL CONSUMER DISCRETIONARY		127,058
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - 0.1%
Food Products - 0.1%
Reddy Ice Holdings, Inc. (a)	188,460	$ 594
The Hain Celestial Group, Inc. (a)	170,200	9,921
		10,515
ENERGY - 0.1%
Energy Equipment & Services - 0.0%
Ocean Rig UDW, Inc. (United States)	270,500	2,510
Oil, Gas & Consumable Fuels - 0.1%
Carrizo Oil & Gas, Inc. (a)	77,400	3,220
Crestwood Midstream Partners LP	200,000	3,036
		6,256
TOTAL ENERGY		8,766
FINANCIALS - 0.0%
Capital Markets - 0.0%
Penson Worldwide, Inc. Class A (a)	3,519,861	0
HEALTH CARE - 0.9%
Biotechnology - 0.3%
Biogen Idec, Inc. (a)	17,800	6,042
Celgene Corp. (a)	86,200	9,642
Gilead Sciences, Inc. (a)	110,200	10,387
		26,071
Health Care Providers & Services - 0.2%
Community Health Systems, Inc. (a)	108,300	5,840
HCA Holdings, Inc. (a)	132,900	9,754
Rotech Healthcare, Inc. (a)	60,966	1,127
		16,721
Pharmaceuticals - 0.4%
AbbVie, Inc.	204,300	13,369
Actavis PLC (a)	52,300	13,463
Valeant Pharmaceuticals International (Canada) (a)	60,100	8,604
		35,436
TOTAL HEALTH CARE		78,228
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 0.7%
Aerospace & Defense - 0.0%
Alion Science & Technology Corp.:
warrants 3/15/17 (a)	1,280	$ 0
warrants 8/17/24 (a)	730	0
Airlines - 0.4%
Air Canada (a)	428,400	4,377
American Airlines Group, Inc.	364,300	19,537
Delta Air Lines, Inc.	219,056	10,775
		34,689
Building Products - 0.0%
Nortek, Inc. (a)	6,267	510
Commercial Services & Supplies - 0.0%
WP Rocket Holdings, Inc. (a)	1,945,296	389
Marine - 0.0%
U.S. Shipping Partners Corp. (a)	10,813	2
U.S. Shipping Partners Corp. warrants 12/31/29 (a)	101,237	0
		2
Trading Companies & Distributors - 0.2%
Air Lease Corp. Class A	109,700	3,764
Penhall Acquisition Co.:
Class A (a)	5,465	470
Class B (a)	1,821	157
United Rentals, Inc. (a)	100,900	10,293
		14,684
Transportation Infrastructure - 0.1%
DeepOcean Group Holding BV (a)(f)	361,938	8,146
TOTAL INDUSTRIALS		58,420
INFORMATION TECHNOLOGY - 1.2%
Electronic Equipment & Components - 0.2%
CDW Corp.	415,700	14,620
Internet Software & Services - 0.5%
Alibaba Group Holding Ltd. sponsored ADR	237,100	24,644
Baidu.com, Inc. sponsored ADR (a)	24,100	5,494
Google, Inc. Class A (a)	12,500	6,633
		36,771
Semiconductors & Semiconductor Equipment - 0.4%
Freescale Semiconductor, Inc. (a)	384,500	9,701
MagnaChip Semiconductor Corp. (a)	44,695	581
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
RF Micro Devices, Inc. (a)	231,600	$ 3,842
Skyworks Solutions, Inc.	190,500	13,851
Spansion, Inc. Class A (a)	1,756	60
TriQuint Semiconductor, Inc. (a)	302,300	8,328
		36,363
Technology Hardware, Storage & Peripherals - 0.1%
Apple, Inc.	72,200	7,969
TOTAL INFORMATION TECHNOLOGY		95,723
MATERIALS - 0.3%
Chemicals - 0.1%
LyondellBasell Industries NV Class A	111,500	8,852
Containers & Packaging - 0.2%
Rock-Tenn Co. Class A	245,886	14,994
Metals & Mining - 0.0%
Aleris International, Inc. (a)(q)	34,504	371
Mirabela Nickel Ltd. (a)	2,233,475	53
		424
TOTAL MATERIALS		24,270
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	250,100	6,738
UTILITIES - 0.0%
Electric Utilities - 0.0%
Portland General Electric Co.	6,687	253
TOTAL COMMON STOCKS (Cost $393,655)		409,971
Preferred Stocks - 0.5%

Convertible Preferred Stocks - 0.2%
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Reddy Ice Holdings, Inc. 7.00% pay-in-kind (a)	75,817	596
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
UTILITIES - 0.2%
Electric Utilities - 0.2%
Exelon Corp. 6.50%	281,100	$ 14,758
TOTAL CONVERTIBLE PREFERRED STOCKS		15,354
Nonconvertible Preferred Stocks - 0.3%
FINANCIALS - 0.3%
Capital Markets - 0.0%
Goldman Sachs Group, Inc. Series K, 6.375%	198,576	5,147
Consumer Finance - 0.3%
Ally Financial, Inc. 7.00% (f)	22,281	22,272
TOTAL FINANCIALS		27,419
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
WP Rocket Holdings, Inc. 15.00% (a)	1,423,504	1,167
TOTAL NONCONVERTIBLE PREFERRED STOCKS		28,586
TOTAL PREFERRED STOCKS (Cost $32,182)		43,940
Bank Loan Obligations - 2.4%
	Principal Amount (000s) (d)
CONSUMER DISCRETIONARY - 0.3%
Hotels, Restaurants & Leisure - 0.3%
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (j)	$ 9,288	8,452
Centaur Acquisition LLC Tranche 2LN, term loan 8.75% 2/20/20 (j)	1,340	1,338
Hilton Worldwide Finance, LLC Tranche B, term loan 3.5% 10/25/20 (j)	7,411	7,328
MGM Mirage, Inc. Tranche B, term loan 3.5% 12/20/19 (j)	2,230	2,163
TGI Friday's, Inc.:
Tranche B 1LN, term loan 5.25% 7/15/20 (j)	374	372
Tranche B 2LN, term loan 9.25% 7/15/21 (j)	1,555	1,532
		21,185
Bank Loan Obligations - continued
	Principal Amount (000s) (d)	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - 0.0%
Checkout Holding Corp. Tranche 2LN, term loan 7.75% 4/9/22 (j)	$ 1,935	$ 1,790
TOTAL CONSUMER DISCRETIONARY		22,975
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.0%
Focus Brands, Inc. Tranche 2LN, term loan 10.25% 8/21/18 (j)	2,505	2,486
Personal Products - 0.1%
Revlon Consumer Products Corp. term loan 4% 8/19/19 (j)	6,420	6,294
TOTAL CONSUMER STAPLES		8,780
ENERGY - 0.2%
Energy Equipment & Services - 0.0%
Sheridan Production Partners I Tranche A, term loan 4.25% 12/16/20 (j)	176	139
Oil, Gas & Consumable Fuels - 0.2%
Alon U.S.A. Partners LP term loan 9.25% 11/26/18 (j)	2,714	2,714
Fieldwood Energy, LLC Tranche 2LN, term loan 8.375% 9/30/20 (j)	14,255	10,353
Samson Investment Co. Tranche B 2LN, term loan 5% 9/25/18 (j)	885	699
Sheridan Investment Partners I term loan 4.25% 12/16/20 (j)	1,268	1,001
Sheridan Production Partners I Tranche M, term loan 4.25% 12/16/20 (j)	66	52
TPF II Power, LLC Tranche B, term loan 5.5% 10/2/21 (j)	1,625	1,625
		16,444
TOTAL ENERGY		16,583
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
TransUnion LLC Tranche B, term loan 4% 4/9/21 (j)	9,528	9,457
Bank Loan Obligations - continued
	Principal Amount (000s) (d)	Value (000s)
FINANCIALS - continued
Real Estate Management & Development - 0.0%
Realogy Corp. Credit-Linked Deposit 4.4463% 10/10/16 (j)	$ 236	$ 234
TOTAL FINANCIALS		9,691
HEALTH CARE - 0.1%
Life Sciences Tools & Services - 0.1%
Jaguar Holding Co. II Tranche B, term loan 4% 12/5/18 (j)	10,745	10,611
INDUSTRIALS - 0.1%
Commercial Services & Supplies - 0.1%
Arysta Lifescience SPC LLC:
Tranche B 1LN, term loan 4.5% 5/29/20 (j)	1,477	1,474
Tranche B 2LN, term loan 8.25% 11/30/20 (j)	2,950	2,932
GCA Services Group, Inc. Tranche 2LN, term loan 9.25% 11/1/20 (j)	1,496	1,466
		5,872
INFORMATION TECHNOLOGY - 0.2%
Electronic Equipment & Components - 0.0%
Infor U.S., Inc. Tranche B 5LN, term loan 3.75% 6/3/20 (j)	2,039	1,967
Semiconductors & Semiconductor Equipment - 0.1%
Avago Technologies, Inc. Tranche B, term loan 3.75% 5/6/21 (j)	8,368	8,357
Software - 0.1%
Kronos, Inc. Tranche 2LN, term loan 9.75% 4/30/20 (j)	5,925	6,044
Transfirst, Inc.:
Tranche 2LN, term loan 9% 11/12/22 (j)	400	395
Tranche B 1LN, term loan 5.5% 11/12/21 (j)	365	363
		6,802
TOTAL INFORMATION TECHNOLOGY		17,126
MATERIALS - 0.1%
Containers & Packaging - 0.0%
Berry Plastics Corp. Tranche E, term loan 3.75% 1/6/21 (j)	3,443	3,305
Bank Loan Obligations - continued
	Principal Amount (000s) (d)	Value (000s)
MATERIALS - continued
Metals & Mining - 0.1%
Essar Steel Algoma, Inc. Tranche B, term loan 7.5% 8/16/19 (j)	$ 1,880	$ 1,864
MRC Global, Inc. Tranche B, term loan 5% 11/9/19 (j)	2,493	2,281
		4,145
TOTAL MATERIALS		7,450
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
FairPoint Communications, Inc. Tranche B, term loan 7.5% 2/14/19 (j)	6,052	6,022
Integra Telecom Holdings, Inc. Tranche 2LN, term loan 9.75% 2/22/20 (j)	340	337
		6,359
Wireless Telecommunication Services - 0.0%
Digicel International Finance Ltd.:
Tranche D 1LN, term loan 3.75% 3/31/17 (j)	2,421	2,409
Tranche D-2, term loan 3.7331% 3/31/19 (j)	484	470
		2,879
TOTAL TELECOMMUNICATION SERVICES		9,238
UTILITIES - 1.1%
Gas Utilities - 0.0%
Everest Acquisition LLC Tranche B 3LN, term loan 3.5% 5/24/18 (j)	1,547	1,465
Independent Power Producers & Renewable Electricity Producers - 1.1%
Energy Future Holdings Corp. Tranche 1LN, term loan 4.25% 6/19/16 (j)	89,944	90,056
TOTAL UTILITIES		91,521
TOTAL BANK LOAN OBLIGATIONS (Cost $205,026)		199,847
Sovereign Loan Participations - 0.1%

Indonesian Republic loan participation:
Citibank 1.1875% 12/14/19 (j)	3,003	2,906
Sovereign Loan Participations - continued
	Principal Amount (000s) (d)	Value (000s)
Indonesian Republic loan participation: - continued
Goldman Sachs 1.1875% 12/14/19 (j)	$ 3,177	$ 3,074
Mizuho 1.1875% 12/14/19 (j)	1,842	1,782
TOTAL SOVEREIGN LOAN PARTICIPATIONS (Cost $7,330)		7,762
Fixed-Income Funds - 3.9%
Shares
Fidelity Floating Rate Central Fund (k) (Cost $315,291)	3,103,481	324,469
Preferred Securities - 2.5%
	Principal Amount (000s) (d)
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
NBCUniversal Enterprise, Inc. 5.25% (f)(g)	$ 6,245	6,491
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Cosan Overseas Ltd. 8.25% (g)	3,035	3,089
FINANCIALS - 2.2%
Banks - 2.0%
Bank of America Corp.:
5.125% (g)(j)	9,825	9,496
5.2% (g)(j)	20,930	19,427
6.25% (g)(j)	6,570	6,628
8% (g)(j)	2,600	2,879
8.125% (g)(j)	1,840	2,004
Barclays Bank PLC 7.625% 11/21/22	15,855	17,473
Citigroup, Inc.:
5.8% (g)(j)	7,985	8,067
5.9% (g)(j)	11,900	11,868
5.95% (g)(j)	21,665	21,883
6.3% (g)(j)	1,975	1,962
JPMorgan Chase & Co.:
5% (g)(j)	11,815	11,892
6% (g)(j)	19,830	20,077
6.125% (g)(j)	5,415	5,459
6.75% (g)(j)	2,975	3,222
Preferred Securities - continued
	Principal Amount (000s) (d)	Value (000s)
FINANCIALS - continued
Banks - continued
Wells Fargo & Co.:
5.9% (g)(j)	$ 18,395	$ 18,630
7.98% (g)(j)	1,675	1,889
		162,856
Capital Markets - 0.1%
Goldman Sachs Group, Inc. 5.7% (g)(j)	11,484	11,710
Consumer Finance - 0.1%
American Express Co. 5.2% (g)(j)	6,955	7,115
Diversified Financial Services - 0.0%
Magnesita Finance Ltd.:
8.625% (f)(g)	2,265	2,221
8.625% (Reg. S) (g)	320	314
		2,535
TOTAL FINANCIALS		184,216
INDUSTRIALS - 0.1%
Construction & Engineering - 0.1%
Odebrecht Finance Ltd.:
7.5% (f)(g)	9,885	9,289
7.5% (Reg. S) (g)	250	235
		9,524
MATERIALS - 0.1%
Metals & Mining - 0.1%
CSN Islands XII Corp. 7% (Reg. S) (g)	5,725	4,218
TOTAL PREFERRED SECURITIES (Cost $210,497)		207,538
Other - 0.0%
	Shares
Other - 0.0%
Idearc, Inc. Claim (a) (Cost $0)	1,396,143	0
Money Market Funds - 2.9%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.13% (b) (Cost $240,727)	240,727,377	$ 240,727
Purchased Swaptions - 0.0%
	Expiration Date	Notional Amount (000s)
Put Options - 0.0%
Option on an interest rate swap with JP Morgan Chase Bank, N.A. to pay a fixed rate of 3.3825% and receive a floating rate based on 3-month LIBOR (Cost $675)	1/13/15	$ 22,596	0*
TOTAL INVESTMENT PORTFOLIO - 99.4% (Cost $8,268,599)	8,338,489
NET OTHER ASSETS (LIABILITIES) - 0.6%	51,264
NET ASSETS - 100%	$ 8,389,753
Futures Contracts
		Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Treasury Contracts
135 CBOT 10 Year U.S. Treasury Note Contracts (United States)	March 2015	$ 17,118	$ 76
301 CBOT 2 Year U.S. Treasury Note Contracts (United States)	March 2015	65,797	(48)
287 CBOT 5 Year U.S. Treasury Note Contracts (United States)	March 2015	34,133	78
202 CBOT Long Term U.S. Treasury Bond Contracts (United States)	March 2015	29,202	787
203 CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	March 2015	33,533	1,247
TOTAL TREASURY CONTRACTS		$ 179,783	$ 2,140

The face value of futures purchased as a percentage of net assets is 2.1%.
Swaps
Interest Rate Swaps
Clearinghouse/ Counterparty (1)	Expiration Date	Notional Amount (000s)	Payment Received	Payment Paid	Value (000s)	Upfront Premium Received/ (Paid) (000s) (2)	Unrealized Appreciation/ (Depreciation) (000s)
CME	Mar. 2017	$ 6,200	3-month LIBOR	1.25%	$ 1	$ 0	$ 1
CME	Mar. 2020	3,600	3-month LIBOR	2.25%	2	0	2
CME	Mar. 2025	20,000	3-month LIBOR	3%	78	0	78
CME	Mar. 2045	600	3.5%	3-month LIBOR	4	0	4
TOTAL INTEREST RATE SWAPS					$ 85	$ 0	$ 85

(1) Swaps with CME Group (CME) are centrally cleared over-the-counter (OTC) swaps.

(2) Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).
Currency Abbreviations
BRL	-	Brazilian real
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
GBP	-	British pound
IDR	-	Indonesian rupiah
INR	-	Indian rupee
JPY	-	Japanese yen
MXN	-	Mexican peso
PEN	-	Peruvian new sol
RUB	-	Russian ruble
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Non-income producing - Security is in default.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,500,270,000 or 17.9% of net assets.

(g) Security is perpetual in nature with no stated maturity date.
(h) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,654,000.
(i) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $663,000.
(j) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(k) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(l) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.
(m) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.
(n) Quantity represents share amount.
(o) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.
(p) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(q) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $10,189,000 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Aleris International, Inc.	6/1/10	$ 1,207
Houghton Mifflin Harcourt Co. warrants 6/22/19	6/22/12	$ 52
Station Holdco LLC	6/17/11 - 3/15/12	$ 4,255
Station Holdco LLC	4/1/13	$ 36
Station Holdco LLC unit	3/12/13 - 4/1/13	$ 2
Station Holdco LLC warrants 6/15/18	4/29/08 - 11/25/08	$ 12,787
(r) As of period end, security was subject to an agreement restricting sale entered into in connection with the litigation described in the Notes to Financial Statements.
(s) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.
* Amount represents less than $1,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 266
Fidelity Floating Rate Central Fund	4,605
Total	$ 4,871
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Floating Rate Central Fund	$ 44,276	$ 287,275	$ -	$ 324,469	14.0%
Other Information

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 127,058	$ 117,240	$ -	$ 9,818
Consumer Staples	11,111	9,921	594	596
Energy	8,766	8,766	-	-
Financials	27,419	5,147	22,272	-
Health Care	78,228	77,101	-	1,127
Industrials	59,587	49,256	-	10,331
Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities: - continued
Information Technology	$ 95,723	$ 95,723	$ -	$ -
Materials	24,270	23,846	-	424
Telecommunication Services	6,738	6,738	-	-
Utilities	15,011	15,011	-	-
Corporate Bonds	3,327,756	-	3,299,837	27,919
U.S. Government and Government Agency Obligations	1,629,754	-	1,629,754	-
U.S. Government Agency - Mortgage Securities	123,458	-	123,458	-
Collateralized Mortgage Obligations	206,472	-	206,472	-
Commercial Mortgage Securities	90,260	-	90,260	-
Foreign Government and Government Agency Obligations	1,521,852	-	1,499,675	22,177
Supranational Obligations	4,683	-	4,683	-
Bank Loan Obligations	199,847	-	196,734	3,113
Sovereign Loan Participations	7,762	-	-	7,762
Fixed-Income Funds	324,469	324,469	-	-
Preferred Securities	207,538	-	207,538	-
Other	-	-	-	-
Money Market Funds	240,727	240,727	-	-
Purchased Swaptions	-	-	-	-
Total Investments in Securities:	$ 8,338,489	$ 973,945	$ 7,281,277	$ 83,267
Other Derivative Instruments:
Assets
Futures Contracts	$ 2,188	$ 2,188	$ -	$ -
Swaps	85	-	85	-
Total Assets	$ 2,273	$ 2,188	$ 85	$ -
Liabilities
Futures Contracts	$ (48)	$ (48)	$ -	$ -
Total Other Derivative Instruments:	$ 2,225	$ 2,140	$ 85	$ -
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 48,378
Net Realized Gain (Loss) on Investment Securities	(4,128)
Net Unrealized Gain (Loss) on Investment Securities	10,784
Cost of Purchases	11,212
Proceeds of Sales	(63,628)
Amortization/Accretion	791
Transfers into Level 3	88,595
Transfers out of Level 3	(8,737)
Ending Balance	$ 83,267
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2014	$ 6,419

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value (Amounts in thousands)
	Asset	Liability
Interest Rate Risk
Futures Contracts (a)	$ 2,188	$ (48)
Purchased Swaptions (b)	-	-
Swaps (c)	85	-
Total Value of Derivatives	$ 2,273	$ (48)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

(b) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

(c) For centrally cleared OTC swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. For centrally cleared OTC swaps, only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	65.7%
Canada	3.5%
United Kingdom	3.0%
Luxembourg	2.4%
Italy	2.4%
Japan	2.0%
Netherlands	2.0%
France	1.6%
Bermuda	1.5%
Argentina	1.3%
Mexico	1.2%
Indonesia	1.2%
Turkey	1.2%
Venezuela	1.1%
Cayman Islands	1.1%
Others (Individually Less Than 1%)	8.8%
100.0%
The information in the above table is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's fixed-income central funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	December 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $7,712,581)	$ 7,773,293
Fidelity Central Funds (cost $556,018)	565,196
Total Investments (cost $8,268,599)		$ 8,338,489
Receivable for investments sold		55,825
Receivable for fund shares sold		11,130
Dividends receivable		17
Interest receivable		85,813
Distributions receivable from Fidelity Central Funds		1,327
Receivable for daily variation margin for derivative instruments		193
Prepaid expenses		19
Other receivables		44
Total assets		8,492,857

Liabilities
Payable to custodian bank	$ 53
Payable for investments purchased	80,801
Payable for fund shares redeemed	14,623
Distributions payable	2,647
Accrued management fee	3,931
Other affiliated payables	877
Other payables and accrued expenses	172
Total liabilities		103,104

Net Assets		$ 8,389,753
Net Assets consist of:
Paid in capital		$ 8,330,548
Undistributed net investment income		12,158
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(24,645)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		71,692
Net Assets, for 784,733 shares outstanding		$ 8,389,753
Net Asset Value, offering price and redemption price per share ($8,389,753 ÷ 784,733 shares)		$ 10.69

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended December 31, 2014

Investment Income
Dividends		$ 12,072
Interest		357,920
Income from Fidelity Central Funds		4,871
Total income		374,863

Expenses
Management fee	$ 48,050
Transfer agent fees	9,052
Accounting and security lending fees	1,516
Custodian fees and expenses	249
Independent trustees' compensation	37
Registration fees	152
Audit	188
Legal	186
Miscellaneous	73
Total expenses before reductions	59,503
Expense reductions	(50)	59,453
Net investment income (loss)		315,410
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	123,954
Foreign currency transactions	9
Futures contracts	9,366
Swaps	(4,802)
Total net realized gain (loss)		128,527
Change in net unrealized appreciation (depreciation) on: Investment securities	(134,655)
Assets and liabilities in foreign currencies	(999)
Futures contracts	3,981
Swaps	(1,432)
Total change in net unrealized appreciation (depreciation)		(133,105)
Net gain (loss)		(4,578)
Net increase (decrease) in net assets resulting from operations		$ 310,832

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 315,410	$ 370,359
Net realized gain (loss)	128,527	62,943
Change in net unrealized appreciation (depreciation)	(133,105)	(417,963)
Net increase (decrease) in net assets resulting from operations	310,832	15,339
Distributions to shareholders from net investment income	(313,488)	(357,199)
Distributions to shareholders from net realized gain	(128,180)	(112,305)
Total distributions	(441,668)	(469,504)
Share transactions Proceeds from sales of shares	1,517,378	1,661,088
Reinvestment of distributions	393,914	418,573
Cost of shares redeemed	(1,801,323)	(3,719,566)
Net increase (decrease) in net assets resulting from share transactions	109,969	(1,639,905)
Total increase (decrease) in net assets	(20,867)	(2,094,070)

Net Assets
Beginning of period	8,410,620	10,504,690
End of period (including undistributed net investment income of $12,158 and undistributed net investment income of $25,957, respectively)	$ 8,389,753	$ 8,410,620
Other Information Shares
Sold	137,296	148,269
Issued in reinvestment of distributions	36,060	37,856
Redeemed	(163,561)	(335,286)
Net increase (decrease)	9,795	(149,161)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.85	$ 11.37	$ 10.81	$ 11.09	$ 10.81
Income from Investment Operations
Net investment income (loss) B	.407	.431	.464	.512	.579
Net realized and unrealized gain (loss)	.003 F	(.391)	.693	(.006)	.469
Total from investment operations	.410	.040	1.157	.506	1.048
Distributions from net investment income	(.405)	(.416)	(.430)	(.538)	(.548)
Distributions from net realized gain	(.165)	(.144)	(.167)	(.248)	(.220)
Total distributions	(.570)	(.560)	(.597)	(.786)	(.768)
Net asset value, end of period	$ 10.69	$ 10.85	$ 11.37	$ 10.81	$ 11.09
Total ReturnA	3.78%	.38%	10.90%	4.64%	9.93%
Ratios to Average Net AssetsC, E
Expenses before reductions	.69%	.69%	.70%	.70%	.71%
Expenses net of fee waivers, if any	.69%	.69%	.70%	.70%	.71%
Expenses net of all reductions	.69%	.69%	.70%	.70%	.71%
Net investment income (loss)	3.68%	3.87%	4.15%	4.59%	5.22%
Supplemental Data
Net assets, end of period (in millions)	$ 8,390	$ 8,411	$ 10,505	$ 8,806	$ 8,034
Portfolio turnover rateD	118%	135%	127%	229%	203%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .01%.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity Strategic Income Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio*
Fidelity Floating Rate Central Fund	FMR Co., Inc. (FMRC)	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities	Less than 0.01%

* Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

2. Investments in Fidelity Central Funds - continued

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, foreign government and government agency obligations, preferred securities, supranational obligations, U.S. government and government agency obligations and sovereign loan participations, are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as movements in the underlying index, interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, defaulted bonds, market discount, contingent interest, equity-debt classifications, partnerships (including allocations from the Fidelity Central Funds), deferred trustees compensation, financing transactions and losses deferred due to wash sales, futures transactions and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 362,917
Gross unrealized depreciation	(287,329)
Net unrealized appreciation (depreciation) on securities	$ 75,588

Tax Cost	$ 8,262,901

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$ 75,285

At period end, the Fund was required to defer approximately $676 of losses on futures contracts. The Fund intends to elect to defer to its next fiscal year $11,836 of currency losses recognized during the period November 1, 2014 to December 31, 2014. The Fund intends to elect to defer to its next fiscal year $3,483 of capital losses recognized during the period November 1, 2014 to December 31, 2014.

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 346,115	$ 385,826
Long-term Capital Gains	95,553	83,678
Total	$ 441,668	$ 469,504

Annual Report

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Commodity Risk
Futures Contracts	$ 9,366	$ 3,981
Purchased Options	914	(675)
Swaps	(4,802)	(1,432)
Totals (a)	$ 5,478	$ 1,874

(a) A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Derivative Instruments - continued

Futures Contracts - continued

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included on the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Annual Report

4. Derivative Instruments - continued

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is included in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,502,784 and $6,169,270, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .11% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviseror an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is

Annual Report

8. Security Lending - continued

determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received maintained at the Fund's custodian and/or invested in cash equivalents. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Total security lending income during the period amounted to $237.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $20 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses, during the period in the amount of $30.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

12. Litigation.

The Fund, and other entities managed by Fidelity or its affiliates, were named as defendants in a lawsuit brought by creditors of a subsidiary of Energy Future Holdings Corp. ("EFH"), which is currently in bankruptcy and was formerly known as TXU. The lawsuit, which is captioned as In Re:  ENERGY FUTURE HOLDINGS CORP. et al.  U.S. Bankruptcy Court, D. Del. Case No. 14-10979 (CSS); AVENUE CAPITAL MANAGEMENT II, LP, et al. v. FIDELITY INVESTMENTS, et al. Adversary No. 14-50797 (CSS), was filed in the United States Bankruptcy Court for the District of Delaware on October 6, 2014. The plaintiffs sought to enforce an alleged agreement under which the Fund and other defendants would sell certain EFH notes, as identified in the Fund's Schedule of Investments, to the plaintiffs at a specified price. Plaintiffs sought a declaration that an alleged right to call the securities was properly exercised and an order that the Fund and other defendants transfer the notes to the plaintiffs at the specified price. The Fund and the other defendants disputed the plaintiffs' claims filed a motion to dismiss contending, among other things, that the right to call the notes never came into existence and was part of a proposed settlement agreement that was never completed or approved by the bankruptcy court. On January 20, 2015, the court granted the defendants' motion and dismissed the complaint with prejudice. The plaintiffs filed a notice of appeal on February 3, 2015. If the lawsuit were to be decided in a manner adverse to the Fund, the Fund could experience a loss up to $10,507 as of period end. The Fund will also incur legal costs in defending the case.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity School Street Trust and the Shareholders of Fidelity Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Strategic Income Fund (a fund of Fidelity School Street Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Strategic Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2015

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Elizabeth S. Acton, James C. Curvey, and John Engler, each of the Trustees oversees 233 funds. Ms. Acton and Mr. Engler each oversees 215 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC, President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).]

John Engler (1948)
Year of Election or Appointment: 2014 Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present), K12 Inc. (technology-based education company, 2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Bruce T. Herring (1965)
Year of Election or Appointment: 2013 Vice President of Fidelity's Asset Allocation Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Nancy D. Prior (1967)
Year of Election or Appointment: 2014 Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), President, Fixed Income (2014-present), Vice Chairman of Pyramis Global Advisors, LLC (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond of FMR (2013-2014), President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (2014-present), FMR (2014-present), Fidelity Investments Money Management, Inc. (2014-present), and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Derek L. Young (1964)
Year of Election or Appointment: 2009 Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2014, $102,996,912, or, if subsequently determined to be different, the net capital gain of such year.

A total of 6.4012% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $171,731,026 of distributions paid during the period January 1, 2014 to December 31, 2014 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Strategic Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser, Fidelity SelectCo, LLC, to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund for different time periods, measured against one or more securities market indices, including a customized blended index representative of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; tactical opportunities for investment; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Strategic Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Limited

FIL Investments (Japan) Limited

Fidelity Investments Money Management, Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

FSN-UANN-0215
1.787743.111

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Bond

Fund - Class A, Class T, and Class C

Annual Report

December 31, 2014

(Fidelity Cover Art)

Class A, Class T,
and Class C are classes of
Fidelity® International
Bond Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
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Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and other distributions, if any, and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Life of fund A
Class A (incl. 4.00% sales charge)	-7.60%	-2.84%
Class T (incl. 4.00% sales charge)	-7.50%	-2.84%
Class C (incl. contingent deferred sales charge) B	-5.41%	-2.06%

A From May 22, 2012.

B Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Bond Fund - Class A on May 22, 2012, when the fund started, and the current 4.00% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Barclays® Global Aggregate Ex USD GDP Weighted Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global taxable investment-grade bonds posted a positive return for the 12 months ending December 31, 2014, as prices benefited from continued central bank stimulus that sought to address worries about economic growth, especially in Japan and Europe. The Barclays® Global Aggregate GDP Weighted Index, a measure of worldwide investment-grade bond performance, gained 0.77% in U.S. dollar terms. The international version of the index, which excludes the U.S. but is reported in dollars, returned -2.92%, hurt by the dollar's strong rally versus a basket of major currencies in the second half. Investors were concerned with slowing economic growth outside the U.S., partly reflected in the 45% decline in oil prices since June. As a result, investors snapped up longer-dated bonds in search of higher yields. Several European benchmark bonds hit record lows near period end, and yields were negative for some shorter-term government bonds, amid concerns about possible deflation. The global credit sector within the Barclays Global index, including the U.S. market, outperformed for the year, with strong buying able to absorb a large number of new bond issues.

Comments from Curtis Hollingsworth, who became Lead Portfolio Manager of Fidelity Advisor® International Bond Fund on May 19, 2014: For the 12 months ending December 31, 2014, the fund's Class A, Class T, and Class C shares returned -3.75%, -3.65% and -4.47%, respectively (excluding sales charges). By comparison, the fund's benchmark, the Barclays® Global Aggregate Ex USD GDP Weighted Index, returned -2.92%. Bond holdings in the U.S. contributed strong absolute performance versus most geographies. Outside the U.S., the fund suffered lackluster absolute performance. The U.S. dollar rallied against almost every major foreign currency, turning in its best performance since 2005, which worked against the majority of fund assets, which are denominated in non-U.S. currencies. The fund made use of foreign-exchange forwards to help manage currency exposures, although it had fewer derivatives holdings at period end. Currency effects were acute in both Japan and the eurozone. Germany was a particular sore spot, both on an absolute and relative basis. The fund also reduced its cash position, which helped, as bonds outperformed cash. An increased stake in European corporate bonds and government bonds from Spain and Italy helped relative performance in local currency terms. Longer-dated government holdings in France also outperformed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Class A	1.00%
Actual		$ 1,000.00	$ 911.20	$ 4.82
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.09
Class T	1.00%
Actual		$ 1,000.00	$ 912.10	$ 4.82
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.09
Class C	1.75%
Actual		$ 1,000.00	$ 908.00	$ 8.42
HypotheticalA		$ 1,000.00	$ 1,016.38	$ 8.89
International Bond	.75%
Actual		$ 1,000.00	$ 912.50	$ 3.62
HypotheticalA		$ 1,000.00	$ 1,021.42	$ 3.82
Institutional Class	.75%
Actual		$ 1,000.00	$ 912.50	$ 3.62
HypotheticalA		$ 1,000.00	$ 1,021.42	$ 3.82

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Currency Exposure (% of fund's net assets)
	As of December 31, 2014	As of June 30, 2014
European Monetary Unit	42.3%	42.5%
Japanese Yen	15.9%	17.6%
British Pound	7.9%	7.8%
Canadian Dollar	5.2%	5.1%
Korean Won	4.6%	4.3%
Australian Dollar	3.9%	3.9%
Mexican Peso	3.2%	2.9%
Polish Zloty	2.2%	2.1%
South African Rand	2.2%	2.0%
Swiss Franc	1.9%	1.9%
Other	10.7%	9.9%
Percentages are based on exposure to currencies and include the effect of foreign currency contracts, futures contracts, options and swaps, as applicable.
Geographic Diversification (% of fund's net assets)
As of December 31, 2014	As of June 30, 2014
United Kingdom 13.5%	United Kingdom 8.4%
Japan 9.8%	Japan 13.9%
Germany 8.1%	Germany 12.5%
Italy 7.0%	Italy 7.1%
France 6.6%	France 7.8%
United States of America 5.5%	United States of America 5.4%
Canada 4.8%	Canada 4.3%
Korea (South) 4.5%	Korea (South) 3.4%
Mexico 3.9%	Mexico 2.5%
Other 36.3%	Other 34.7%

Percentages are based on country or territory of incorporation and include the effect of futures contracts, options and swaps, as applicable. Foreign currency contracts and other assets and liabilities are included within United States of America, as applicable.

Quality Diversification (% of fund's net assets)
As of December 31, 2014	As of June 30, 2014
U.S. Government and U.S. Government Agency Obligations 0.0%	U.S. Government and U.S. Government Agency Obligations 1.2%
AAA 16.6%	AAA 22.2%
AA 12.2%	AA 28.2%
A 17.8%	A 7.0%
BBB 33.3%	BBB 28.2%
BB and Below 9.4%	BB and Below 4.7%
Not Rated 9.5%	Not Rated 7.9%
Short-Term Investments and Net Other Assets 1.2%	Short-Term Investments and Net Other Assets 0.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Weighted Average Maturity as of December 31, 2014
6 months ago
Years	9.6	9.0

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of December 31, 2014
6 months ago
Years	6.9	6.4

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Asset Allocation (% of fund's net assets)
As of December 31, 2014*	As of June 30, 2014**
Corporate Bonds 24.1%	Corporate Bonds 15.9%
U.S. Government and U.S. Government Agency Obligations 0.0%	U.S. Government and U.S. Government Agency Obligations 1.2%
CMOs and Other Mortgage Related Securities 0.2%	CMOs and Other Mortgage Related Securities 0.2%
Foreign Government and Government Agency Obligations 68.4%	Foreign Government and Government Agency Obligations 77.5%
Other Investments 6.1%	Other Investments 4.6%
Short-Term Investments and Net Other Assets (Liabilities) 1.2%	Short-Term Investments and Net Other Assets (Liabilities) 0.6%

* Futures and Swaps	14.4%	** Futures and Swaps	7.6%
* Foreign Currency Contracts	13.2%	** Foreign Currency Contracts	11.9%

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Nonconvertible Bonds - 24.1%
		Principal Amount (b)	Value
Bailiwick of Jersey - 1.0%
Heathrow Funding Ltd. 6% 3/20/20	GBP	350,000	$ 621,540
Brazil - 0.3%
Banco Nacional de Desenvolvimento Economico e Social 5.75% 9/26/23(c)		200,000	$ 206,000
British Virgin Islands - 0.4%
Sinopec Group Overseas Development 2012 Ltd. 3.9% 5/17/22		225,000	228,951
Cayman Islands - 0.9%
Thames Water Utilities Cayman Finance Ltd. 5.375% 7/21/25 (f)	GBP	170,000	283,387
Yorkshire Water Services Finance Ltd. 6% 4/24/25 (f)	GBP	170,000	287,190
TOTAL CAYMAN ISLANDS			570,577
Finland - 0.4%
Citycon Oyj 3.75% 6/24/20 (Reg. S)	EUR	200,000	270,563
France - 1.3%
BPCE SA 5.7% 10/22/23 (c)		500,000	536,884
Numericable Group SA 5.375% 5/15/22 (Reg. S)	EUR	200,000	249,754
TOTAL FRANCE			786,638
Germany - 0.8%
Muenchener Rueckversicherungs AG 6% 5/26/41 (f)	EUR	100,000	146,562
Symrise AG 1.75% 7/10/19	EUR	100,000	123,601
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5% 1/15/25 (c)		200,000	200,260
TOTAL GERMANY			470,423
Ireland - 1.6%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.5% 5/15/21 (c)		200,000	202,500
Aquarius + Investments PLC for Swiss Reinsurance Co. Ltd. 6.375% 9/1/24 (f)		270,000	280,780
Bank of Ireland 3.25% 1/15/19 (Reg. S)	EUR	400,000	518,982
TOTAL IRELAND			1,002,262
Italy - 2.2%
Assicurazioni Generali SpA 7.75% 12/12/42 (f)	EUR	200,000	302,513
Intesa Sanpaolo SpA 5.017% 6/26/24 (c)		1,089,000	1,056,891
TOTAL ITALY			1,359,404
Luxembourg - 0.6%
Gaz Capital SA (Luxembourg) 3.85% 2/6/20 (Reg. S)		200,000	164,000
Wind Acquisition Finance SA 4.75% 7/15/20 (c)		200,000	189,750
TOTAL LUXEMBOURG			353,750
Nonconvertible Bonds - continued
		Principal Amount (b)	Value
Netherlands - 2.1%
Citycon Treasury BV 2.5% 10/1/24 (Reg. S)	EUR	150,000	$ 186,253
Deutsche Annington Finance BV:
4% (Reg. S) (d)(f)	EUR	200,000	244,430
5% 10/2/23 (c)		300,000	314,613
Petrobras Global Finance BV 5.625% 5/20/43		53,000	43,208
Vesteda Finance BV 1.75% 7/22/19 (Reg. S)	EUR	400,000	491,789
TOTAL NETHERLANDS			1,280,293
Portugal - 1.0%
Banco Espirito Santo SA 4% 1/21/19 (Reg. S)	EUR	500,000	585,337
United Kingdom - 7.4%
Aviva PLC 6.625% 6/3/41 (f)	GBP	450,000	794,894
Barclays Bank PLC 6.75% 1/16/23 (f)	GBP	300,000	510,740
Everything Everywhere Finance PLC 4.375% 3/28/19	GBP	300,000	501,584
Great Rolling Stock Co. Ltd. 6.25% 7/27/20	GBP	115,000	210,480
HSBC Bank PLC 5% 3/20/23 (f)	GBP	175,000	290,117
Imperial Tobacco Finance 9% 2/17/22	GBP	105,000	224,557
Tesco PLC 5% 3/24/23	GBP	350,000	556,263
Travis Perkins PLC 4.375% 9/15/21 (Reg. S)	GBP	400,000	629,019
WM Morrison Supermarkets PLC 4.625% 12/8/23	GBP	500,000	794,547
TOTAL UNITED KINGDOM			4,512,201
United States of America - 4.1%
Albemarle Corp. U.S. 1.875% 12/8/21 (Reg. S)	EUR	150,000	182,133
CCO Holdings LLC/CCO Holdings Capital Corp. 5.25% 9/30/22		190,000	189,525
Chesapeake Energy Corp. 6.125% 2/15/21		160,000	168,000
DCP Midstream LLC 4.75% 9/30/21 (c)		100,000	99,289
Fifth Third Bancorp 8.25% 3/1/38		67,000	100,646
FirstEnergy Corp. 7.375% 11/15/31		133,000	160,979
NiSource Finance Corp. 5.25% 2/15/43		67,000	76,804
Puget Energy, Inc. 5.625% 7/15/22		160,000	185,140
The AES Corp. 4.875% 5/15/23		200,000	198,500
Verizon Communications, Inc.:
5.012% 8/21/54 (c)		189,000	195,530
6.4% 9/15/33		95,000	117,019
Nonconvertible Bonds - continued
		Principal Amount (b)	Value
United States of America - continued
Verizon Communications, Inc.: - continued
6.55% 9/15/43		$ 190,000	$ 243,418
Walgreens Boots Alliance, Inc. 2.875% 11/20/20	GBP	350,000	555,803
TOTAL UNITED STATES OF AMERICA			2,472,786
TOTAL NONCONVERTIBLE BONDS (Cost $14,941,144)			14,720,725
Commercial Mortgage Securities - 0.2%

United States of America - 0.2%
GE Capital Commercial Mortgage Corp. sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49 (Cost $154,107)		135,000	143,462
Foreign Government and Government Agency Obligations - 68.4%

Australia - 3.9%
Australian Commonwealth:
2.75% 4/21/24	AUD	690,000	563,513
4.75% 10/21/15	AUD	540,000	449,360
5.25% 3/15/19	AUD	419,000	383,886
5.5% 1/21/18	AUD	90,000	80,734
5.5% 4/21/23	AUD	115,000	113,681
5.75% 5/15/21	AUD	327,000	318,724
5.75% 7/15/22	AUD	470,000	466,478
TOTAL AUSTRALIA			2,376,376
Belgium - 1.2%
Belgian Kingdom:
2.25% 6/22/23	EUR	237,000	324,138
2.6% 6/22/24 (Reg.S) (c)	EUR	150,000	210,502
4% 3/28/32	EUR	133,000	222,251
TOTAL BELGIUM			756,891
Canada - 4.8%
Canadian Government:
1.25% 2/1/18	CAD	697,000	602,091
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Canada - continued
Canadian Government: - continued
1.25% 9/1/18 (e)	CAD	860,000	$ 741,844
1.5% 3/1/20	CAD	174,000	150,579
2.25% 6/1/25	CAD	131,000	116,396
2.5% 6/1/24	CAD	105,000	95,906
2.75% 6/1/22	CAD	160,000	148,671
4% 6/1/41	CAD	140,000	159,823
5% 6/1/37	CAD	280,000	354,022
5.75% 6/1/29	CAD	275,000	343,913
Ontario Province 4.65% 6/2/41	CAD	200,000	213,696
TOTAL CANADA			2,926,941
Chile - 0.1%
Chilean Republic:
6% 3/1/18	CLP	25,000,000	44,310
6% 3/1/23	CLP	10,000,000	18,830
TOTAL CHILE			63,140
Czech Republic - 0.8%
Czech Republic:
1.5% 10/29/19	CZK	4,810,000	222,925
2.5% 8/25/28	CZK	1,360,000	69,133
4.2% 12/4/36	CZK	290,000	17,863
5.7% 5/25/24	CZK	2,380,000	153,659
TOTAL CZECH REPUBLIC			463,580
Denmark - 0.8%
Danish Kingdom 1.5% 11/15/23	DKK	2,621,000	460,584
France - 4.5%
French Government:
OAT 3.25% 5/25/45	EUR	256,000	405,928
2.25% 5/25/24	EUR	825,000	1,134,965
2.5% 5/25/30	EUR	854,000	1,190,449
TOTAL FRANCE			2,731,342
Germany - 5.4%
German Federal Republic:
1% 8/15/24	EUR	2,248,000	2,835,289
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Germany - continued
German Federal Republic: - continued
2.5% 8/15/46	EUR	110,000	$ 170,713
5.5% 1/4/31	EUR	140,000	281,250
TOTAL GERMANY			3,287,252
Iceland - 1.1%
Republic of Iceland 2.5% 7/15/20	EUR	550,000	670,024
Indonesia - 1.7%
Indonesian Republic 6.875% 1/17/18 (Reg. S)		900,000	1,017,000
Ireland - 0.4%
Irish Republic:
2.4% 5/15/30 (Reg. S)	EUR	72,000	93,739
5.4% 3/13/25	EUR	104,000	173,398
TOTAL IRELAND			267,137
Israel - 1.2%
Israeli State:
2.5% 5/31/16	ILS	492,000	129,960
3.75% 3/31/24	ILS	425,000	121,997
5.5% 1/31/22	ILS	341,000	108,391
5.5% 1/31/42	ILS	121,000	40,872
6% 2/28/19	ILS	1,035,000	318,218
TOTAL ISRAEL			719,438
Italy - 4.8%
Buoni Poliennali del Tesoro:
2.15% 12/15/21	EUR	468,000	593,940
3.5% 12/1/18	EUR	826,000	1,102,300
Italian Republic:
4.5% 3/1/26	EUR	433,000	645,718
5% 8/1/34	EUR	315,000	500,877
5% 9/1/40	EUR	65,000	103,850
TOTAL ITALY			2,946,685
Japan - 9.8%
Japan Government:
0.5% 9/20/24	JPY	6,350,000	53,987
0.6% 3/20/24	JPY	212,750,000	1,829,524
0.6% 6/20/24	JPY	6,950,000	59,708
1.4% 9/20/34	JPY	112,950,000	1,001,523
1.5% 3/20/34	JPY	60,650,000	549,291
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Japan - continued
Japan Government: - continued
1.5% 6/20/34	JPY	11,450,000	$ 103,468
1.7% 3/20/32	JPY	22,150,000	209,682
1.7% 12/20/32	JPY	22,350,000	210,618
1.7% 12/20/43	JPY	11,100,000	102,526
1.8% 9/20/43	JPY	23,650,000	223,220
1.9% 12/20/28	JPY	26,700,000	261,650
2% 6/20/22	JPY	98,450,000	935,784
2% 3/20/42	JPY	16,100,000	158,140
2.4% 3/20/48	JPY	20,050,000	217,679
2.5% 6/20/34	JPY	8,100,000	85,092
TOTAL JAPAN			6,001,892
Korea (South) - 4.5%
Korean Republic:
2.75% 3/10/18	KRW	1,473,770,000	1,371,985
3% 3/10/23	KRW	560,000,000	529,634
3% 9/10/24	KRW	107,920,000	102,055
3% 12/10/42	KRW	222,320,000	207,370
3.125% 3/10/19	KRW	443,020,000	419,192
3.5% 3/10/24	KRW	130,500,000	128,289
TOTAL KOREA (SOUTH)			2,758,525
Malaysia - 0.7%
Malaysian Government:
3.48% 3/15/23	MYR	921,000	251,412
3.814% 2/15/17	MYR	545,000	156,481
4.935% 9/30/43	MYR	42,000	12,263
TOTAL MALAYSIA			420,156
Mexico - 3.9%
United Mexican States:
2.375% 4/9/21	EUR	272,000	341,503
3.625% 4/9/29	EUR	100,000	133,465
4.75% 6/14/18	MXN	14,874,000	1,005,907
8.5% 5/31/29	MXN	11,249,000	921,302
TOTAL MEXICO			2,402,177
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Netherlands - 1.0%
Dutch Government:
1.75% 7/15/23 (Reg. S)	EUR	235,000	$ 312,805
2.5% 1/15/33	EUR	192,000	281,841
TOTAL NETHERLANDS			594,646
New Zealand - 0.4%
New Zealand Government:
4.5% 4/15/27	NZD	36,000	29,953
5.5% 4/15/23	NZD	72,000	63,448
6% 12/15/17	NZD	190,000	158,311
TOTAL NEW ZEALAND			251,712
Norway - 0.3%
Kingdom of Norway:
4.25% 5/19/17	NOK	362,000	52,439
4.5% 5/22/19	NOK	520,000	80,230
Norway Government Bond 3% 3/14/24	NOK	367,000	55,383
TOTAL NORWAY			188,052
Poland - 2.0%
Polish Government:
4% 10/25/23	PLN	806,000	256,355
5% 4/25/16	PLN	1,539,000	452,413
5.5% 10/25/19	PLN	1,253,000	407,445
5.75% 9/23/22	PLN	96,000	33,581
5.75% 4/25/29	PLN	122,000	46,835
TOTAL POLAND			1,196,629
Russia - 0.6%
Russian Federation:
7% 8/16/23	RUB	8,921,000	98,388
7.05% 1/19/28	RUB	3,375,000	34,861
7.35% 1/20/16	RUB	7,776,000	119,680
7.5% 2/27/19	RUB	10,262,000	130,070
TOTAL RUSSIA			382,999
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Singapore - 0.6%
Republic of Singapore:
3.25% 9/1/20	SGD	406,000	$ 328,981
3.375% 9/1/33	SGD	50,000	40,971
TOTAL SINGAPORE			369,952
South Africa - 2.0%
South African Republic:
6.25% 3/31/36	ZAR	3,152,000	211,296
6.75% 3/31/21	ZAR	1,400,000	115,846
8% 12/21/18	ZAR	3,331,000	295,041
8% 1/31/30	ZAR	1,653,000	138,650
8.25% 9/15/17	ZAR	1,187,000	105,840
8.75% 1/31/44	ZAR	1,088,000	93,916
10.5% 12/21/26	ZAR	2,279,000	236,911
TOTAL SOUTH AFRICA			1,197,500
Spain - 3.8%
Spanish Kingdom:
2.1% 4/30/17	EUR	147,000	184,437
3.75% 10/31/18	EUR	788,000	1,063,460
4.4% 10/31/23 (c)	EUR	527,000	788,869
4.65% 7/30/25	EUR	21,000	32,395
5.15% 10/31/44	EUR	133,000	230,122
TOTAL SPAIN			2,299,283
Sweden - 0.6%
Sweden Kingdom 2.5% 5/12/25	SEK	2,340,000	345,796
Switzerland - 1.3%
Switzerland Confederation:
1.25% 6/11/24	CHF	608,000	664,813
3.5% 4/8/33	CHF	80,000	120,290
TOTAL SWITZERLAND			785,103
Thailand - 0.9%
Kingdom of Thailand:
3.45% 3/8/19	THB	5,720,000	180,843
3.625% 6/16/23	THB	10,423,000	339,750
4.875% 6/22/29	THB	1,397,000	50,351
TOTAL THAILAND			570,944
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Turkey - 1.7%
Turkish Republic:
8.3% 6/20/18	TRY	595,000	$ 258,945
8.5% 9/14/22	TRY	499,000	221,013
8.8% 11/14/18	TRY	507,000	224,556
8.8% 9/27/23	TRY	353,000	159,977
9% 1/27/16	TRY	362,000	156,303
TOTAL TURKEY			1,020,794
United Kingdom - 3.6%
United Kingdom, Great Britain and Northern Ireland:
1.75% 7/22/19 (Reg.S)	GBP	267,000	426,820
3.25% 1/22/44	GBP	173,000	311,071
4.25% 6/7/32	GBP	16,000	32,189
4.5% 9/7/34	GBP	208,000	434,986
4.5% 12/7/42	GBP	448,000	985,500
TOTAL UNITED KINGDOM			2,190,566
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $43,277,591)			41,663,116
Preferred Securities - 6.1%

Belgium - 0.4%
KBC Groupe SA 5.625% (Reg. S) (d)(f)	EUR	200,000	237,050
France - 0.8%
Credit Agricole SA 6.625% (c)(d)(f)		200,000	194,181
EDF SA 5.625% (Reg. S) (d)(f)		300,000	323,600
TOTAL FRANCE			517,781
Germany - 1.9%
RWE AG 4.625% (d)(f)	EUR	920,000	1,138,982
Sweden - 0.5%
Vattenfall Treasury AB 5.25% (d)(f)	EUR	220,000	277,646
Preferred Securities - continued
		Principal Amount (b)	Value
United Kingdom - 2.5%
Barclays Bank PLC 7.625% 11/21/22		$ 1,130,000	$ 1,245,329
HSBC Holdings PLC 5.25% (d)(f)	EUR	250,000	307,125
TOTAL UNITED KINGDOM			1,552,454
TOTAL PREFERRED SECURITIES (Cost $4,016,780)			3,723,913
Money Market Funds - 1.3%
	Shares
Fidelity Cash Central Fund, 0.13% (a) (Cost $782,090)	782,090	782,090
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $63,171,712)		61,033,306
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(57,432)
NET ASSETS - 100%		$ 60,975,874
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Bond Index Contracts
9 Eurex Euro-Bund Contracts (Germany)	March 2015	$ 1,697,494	$ 26,981
Treasury Contracts
1 CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	March 2015	165,188	904
TOTAL PURCHASED		1,862,682	27,885
Futures Contracts - continued
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold
Bond Index Contracts
19 LIFFE Medium Gilt Contracts (United Kingdom)	March 2015	$ 3,292,122	$ (24,327)
Treasury Contracts
25 CBOT 10 Year U.S. Treasury Note Contracts (United States)	March 2015	3,169,922	(26,018)
8 CBOT 2 Year U.S. Treasury Note Contracts (United States)	March 2015	1,748,750	(16)
17 CBOT Long Term U.S. Treasury Bond Contracts (United States)	March 2015	2,457,563	(59,369)
TOTAL TREASURY CONTRACTS		7,376,235	(85,403)
TOTAL SOLD		10,668,357	(109,730)
		$ 12,531,039	$ (81,845)

The face value of futures purchased as a percentage of net assets is 3.1%
The face value of futures sold as a percentage of net assets is 17.5%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $8,647,389
Foreign Currency Contracts
Settlement Date	Currency	Counterparty	Type	Quantity	Contract Amount (b)	Unrealized Appreciation/ (Depreciation)
1/2/15	MXN	JPMorgan Chase Bank, N.A.	Buy	1,991,177	$ 135,383	$ (423)
1/5/15	AUD	JPMorgan Chase Bank, N.A.	Buy	57,097	46,815	(202)
1/5/15	CHF	JPMorgan Chase Bank, N.A.	Buy	43,823	44,282	(203)
2/10/15	BRL	Citibank, N.A.	Buy	422,000	154,296	2,899
Foreign Currency Contracts - continued
Settlement Date	Currency	Counterparty	Type	Quantity	Contract Amount (b)	Unrealized Appreciation/ (Depreciation)
2/10/15	BRL	Morgan Stanley Cap. Group	Sell	422,000	$ 154,579	$ (2,616)
2/10/15	CAD	BNP Paribas	Sell	78,000	68,230	1,146
2/10/15	CAD	Barclays Bank PLC	Buy	256,000	225,841	(5,668)
2/10/15	CAD	Barclays Bank PLC	Sell	399,000	351,778	8,618
2/10/15	CAD	Goldman Sachs Bank USA	Buy	491,000	429,021	(6,736)
2/10/15	CAD	JPMorgan Chase Bank, N.A.	Buy	47,000	40,571	(148)
2/10/15	CAD	JPMorgan Chase Bank, N.A.	Sell	33,000	28,352	(30)
2/10/15	CAD	Morgan Stanley Cap. Group	Sell	40,000	35,239	836
2/10/15	CHF	Barclays Bank PLC	Sell	29,000	30,128	941
2/10/15	CHF	Barclays Bank PLC	Sell	129,000	133,559	3,728
2/10/15	CHF	Goldman Sachs Bank USA	Buy	560,000	578,820	(15,214)
2/10/15	CHF	JPMorgan Chase Bank, N.A.	Sell	22,000	22,242	101
2/10/15	CZK	Barclays Bank PLC	Sell	904,000	40,688	1,179
2/10/15	CZK	Citibank, N.A.	Buy	3,100,000	138,995	(3,511)
2/10/15	CZK	JPMorgan Chase Bank, N.A.	Buy	665,000	29,187	(124)
2/10/15	DKK	Citibank, N.A.	Buy	774,000	129,452	(3,643)
2/10/15	DKK	JPMorgan Chase Bank, N.A.	Sell	359,000	60,007	1,654
Foreign Currency Contracts - continued
Settlement Date	Currency	Counterparty	Type	Quantity	Contract Amount (b)	Unrealized Appreciation/ (Depreciation)
2/10/15	DKK	JPMorgan Chase Bank, N.A.	Sell	392,000	$ 65,644	$ 1,927
2/10/15	EUR	BNP Paribas	Sell	31,000	38,132	606
2/10/15	EUR	Barclays Bank PLC	Buy	25,000	30,708	(445)
2/10/15	EUR	Barclays Bank PLC	Buy	31,000	38,510	(985)
2/10/15	EUR	Barclays Bank PLC	Buy	100,000	124,265	(3,215)
2/10/15	EUR	Barclays Bank PLC	Buy	134,000	167,665	(5,457)
2/10/15	EUR	Barclays Bank PLC	Buy	290,000	357,068	(6,022)
2/10/15	EUR	Barclays Bank PLC	Buy	310,000	384,022	(8,766)
2/10/15	EUR	Barclays Bank PLC	Buy	359,000	451,080	(16,509)
2/10/15	EUR	Barclays Bank PLC	Buy	424,000	531,477	(18,224)
2/10/15	EUR	Barclays Bank PLC	Buy	3,152,000	3,930,166	(114,657)
2/10/15	EUR	Barclays Bank PLC	Sell	21,000	25,766	345
2/10/15	EUR	Barclays Bank PLC	Sell	38,000	46,848	849
2/10/15	EUR	Barclays Bank PLC	Sell	61,000	75,781	1,940
2/10/15	EUR	Barclays Bank PLC	Sell	68,000	84,583	2,269
2/10/15	EUR	Barclays Bank PLC	Sell	68,000	85,080	2,765
2/10/15	EUR	Barclays Bank PLC	Sell	100,000	124,926	3,876
2/10/15	EUR	Barclays Bank PLC	Sell	123,000	153,682	4,790
2/10/15	EUR	Barclays Bank PLC	Sell	2,252,000	2,802,087	76,032
2/10/15	EUR	Goldman Sachs Bank USA	Buy	3,108,000	3,867,710	(105,464)
2/10/15	EUR	JPMorgan Chase Bank, N.A.	Buy	110,000	137,855	(4,699)
Foreign Currency Contracts - continued
Settlement Date	Currency	Counterparty	Type	Quantity	Contract Amount (b)	Unrealized Appreciation/ (Depreciation)
2/10/15	EUR	JPMorgan Chase Bank, N.A.	Buy	184,000	$ 223,659	$ (926)
2/10/15	EUR	JPMorgan Chase Bank, N.A.	Sell	77,000	94,030	821
2/10/15	EUR	Morgan Stanley Cap. Group	Buy	42,000	52,334	(1,493)
2/10/15	EUR	Morgan Stanley Cap. Group	Buy	300,000	373,350	(10,199)
2/10/15	EUR	Morgan Stanley Cap. Group	Sell	179,000	222,838	6,158
2/10/15	EUR	Morgan Stanley Cap. Group	Sell	389,000	487,734	16,848
2/10/15	GBP	BNP Paribas	Sell	116,000	181,420	674
2/10/15	GBP	Barclays Bank PLC	Buy	7,000	10,969	(62)
2/10/15	GBP	Barclays Bank PLC	Buy	13,000	20,339	(83)
2/10/15	GBP	Barclays Bank PLC	Buy	26,000	40,838	(326)
2/10/15	GBP	Barclays Bank PLC	Buy	33,000	51,554	(135)
2/10/15	GBP	Barclays Bank PLC	Sell	5,000	7,844	53
2/10/15	GBP	Barclays Bank PLC	Sell	15,000	23,473	101
2/10/15	GBP	Barclays Bank PLC	Sell	196,000	311,113	5,715
2/10/15	GBP	Barclays Bank PLC	Sell	250,000	390,950	1,412
2/10/15	GBP	Barclays Bank PLC	Sell	334,000	526,877	6,453
2/10/15	GBP	Barclays Bank PLC	Sell	601,000	944,778	8,327
2/10/15	GBP	Citibank, N.A.	Sell	854,000	1,356,605	25,941
Foreign Currency Contracts - continued
Settlement Date	Currency	Counterparty	Type	Quantity	Contract Amount (b)	Unrealized Appreciation/ (Depreciation)
2/10/15	GBP	JPMorgan Chase Bank, N.A.	Sell	10,000	$ 15,754	$ 173
2/10/15	GBP	JPMorgan Chase Bank, N.A.	Sell	41,000	63,955	70
2/10/15	GBP	Morgan Stanley Cap. Group	Sell	25,000	39,662	708
2/10/15	GBP	Morgan Stanley Cap. Group	Sell	76,000	118,928	508
2/10/15	HKD	Goldman Sachs Bank USA	Buy	393,000	50,695	(17)
2/10/15	ILS	Barclays Bank PLC	Sell	74,000	19,422	450
2/10/15	ILS	Goldman Sachs Bank USA	Buy	74,000	19,515	(543)
2/10/15	ILS	JPMorgan Chase Bank, N.A.	Buy	229,000	58,887	(176)
2/10/15	JPY	BNP Paribas	Buy	13,250,000	111,738	(1,084)
2/10/15	JPY	BNP Paribas	Buy	197,650,000	1,715,842	(65,223)
2/10/15	JPY	Barclays Bank PLC	Buy	1,800,000	15,025	7
2/10/15	JPY	Barclays Bank PLC	Buy	2,000,000	16,907	(204)
2/10/15	JPY	Barclays Bank PLC	Sell	4,050,000	34,038	216
2/10/15	JPY	Barclays Bank PLC	Sell	5,900,000	50,046	774
2/10/15	JPY	Barclays Bank PLC	Sell	22,022,000	185,917	2,006
2/10/15	JPY	Barclays Bank PLC	Sell	58,300,000	504,775	17,899
2/10/15	JPY	Barclays Bank PLC	Sell	69,100,000	571,122	(5,948)
2/10/15	JPY	Goldman Sachs Bank USA	Buy	477,500,000	4,164,686	(176,976)
Foreign Currency Contracts - continued
Settlement Date	Currency	Counterparty	Type	Quantity	Contract Amount (b)	Unrealized Appreciation/ (Depreciation)
2/10/15	JPY	JPMorgan Chase Bank, N.A.	Buy	47,100,000	$ 391,031	$ 2,312
2/10/15	JPY	JPMorgan Chase Bank, N.A.	Sell	131,250,000	1,098,700	2,601
2/10/15	JPY	Morgan Stanley Cap. Group	Sell	9,650,000	84,227	3,638
2/10/15	KRW	Citibank, N.A.	Buy	142,756,000	129,311	974
2/10/15	KRW	Citibank, N.A.	Sell	324,400,000	294,909	(1,152)
2/10/15	KRW	Goldman Sachs Bank USA	Buy	181,644,000	166,830	(1,053)
2/10/15	KRW	JPMorgan Chase Bank, N.A.	Buy	148,900,000	136,418	(525)
2/10/15	MXN	Barclays Bank PLC	Buy	447,000	32,779	(2,549)
2/10/15	MXN	Goldman Sachs Bank USA	Sell	447,000	32,682	2,453
2/10/15	NOK	Barclays Bank PLC	Sell	204,000	29,325	1,982
2/10/15	NOK	Goldman Sachs Bank USA	Buy	204,000	29,677	(2,334)
2/10/15	NZD	Citibank, N.A.	Buy	43,000	33,578	(164)
2/10/15	NZD	Citibank, N.A.	Sell	43,000	32,904	(510)
2/10/15	PLN	Barclays Bank PLC	Buy	379,000	111,247	(4,380)
2/10/15	PLN	Goldman Sachs Bank USA	Sell	379,000	111,394	4,528
2/10/15	PLN	JPMorgan Chase Bank, N.A.	Buy	376,000	106,465	(444)
2/10/15	SEK	Barclays Bank PLC	Sell	178,000	23,690	854
Foreign Currency Contracts - continued
Settlement Date	Currency	Counterparty	Type	Quantity	Contract Amount (b)	Unrealized Appreciation/ (Depreciation)
2/10/15	SEK	Goldman Sachs Bank USA	Buy	4,178,000	$ 564,740	$ (28,726)
2/10/15	SEK	JPMorgan Chase Bank, N.A.	Sell	733,000	98,742	4,702
2/10/15	SGD	Barclays Bank PLC	Buy	72,000	55,800	(1,495)
2/10/15	SGD	Goldman Sachs Bank USA	Sell	72,000	55,660	1,354
2/10/15	THB	JPMorgan Chase Bank, N.A.	Buy	1,213,000	36,756	56
2/10/15	THB	JPMorgan Chase Bank, N.A.	Buy	1,609,000	48,675	155
2/10/15	THB	JPMorgan Chase Bank, N.A.	Sell	1,609,000	48,703	(127)
2/10/15	TRY	Citibank, N.A.	Buy	270,000	117,523	(2,856)
2/10/15	TRY	Goldman Sachs Bank USA	Sell	270,000	117,322	2,655
2/10/15	TRY	JPMorgan Chase Bank, N.A.	Buy	167,000	71,074	(150)
2/10/15	ZAR	BNP Paribas	Sell	1,033,000	92,385	3,608
2/10/15	ZAR	Barclays Bank PLC	Buy	1,033,000	92,822	(4,044)
2/10/15	ZAR	Barclays Bank PLC	Buy	1,549,000	136,131	(3,008)
2/10/15	ZAR	Goldman Sachs Bank USA	Sell	1,549,000	136,555	3,432
2/10/15	ZAR	JPMorgan Chase Bank, N.A.	Buy	1,245,000	107,234	(237)
						$ (392,991)

For the period, the average contract value for foreign currency contracts was $32,775,267. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively.

Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
CHF	-	Swiss franc
CLP	-	Chilean peso
CZK	-	Czech koruna
DKK	-	Danish krone
EUR	-	European Monetary Unit
GBP	-	British pound
ILS	-	Israeli shekel
JPY	-	Japanese yen
KRW	-	Korean won
MXN	-	Mexican peso
MYR	-	Malyasian ringgit
NOK	-	Norwegian krone
NZD	-	New Zealand dollar
PLN	-	Polish zloty (new)
RUB	-	Russian ruble
SEK	-	Swedish krona
SGD	-	Singapore dollar
THB	-	Thai baht
TRY	-	Turkish Lira
ZAR	-	South African rand
Legend

(a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) Amount is stated in United States dollars unless otherwise noted.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,195,269 or 6.9% of net assets.

(d) Security is perpetual in nature with no stated maturity date.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $145,781.
(f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,126
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 14,720,725	$ -	$ 14,720,725	$ -
Commercial Mortgage Securities	143,462	-	143,462	-
Foreign Government and Government Agency Obligations	41,663,116	-	41,663,116	-
Preferred Securities	3,723,913	-	3,723,913	-
Money Market Funds	782,090	782,090	-	-
Total Investments in Securities:	$ 61,033,306	$ 782,090	$ 60,251,216	$ -
Derivative Instruments:
Assets
Foreign Currency Contracts	$ 247,119	$ -	$ 247,119	$ -
Futures Contracts	27,885	27,885	-	-
Total Assets	$ 275,004	$ 27,885	$ 247,119	$ -
Liabilities
Foreign Currency Contracts	$ (640,110)	$ -	$ (640,110)	$ -
Futures Contracts	(109,730)	(109,730)	-	-
Total Liabilities	$ (749,840)	$ (109,730)	$ (640,110)	$ -
Total Derivative Instruments:	$ (474,836)	$ (81,845)	$ (392,991)	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Foreign Exchange Risk
Foreign Currency Contracts (a)	$ 247,119	$ (640,110)
Interest Rate Risk
Futures Contracts (b)	27,885	(109,730)
Total Value of Derivatives	$ 275,004	$ (749,840)
(a) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on foreign currency contracts line-items.

(b) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

The following table is a summary of the Fund's derivatives inclusive of potential netting arrangements.
Counterparty	Value of Derivative Assets	Value of Derivative Liabilities	Collateral Received (b)	Collateral Pledged (b)	Net (a)
Barclays Bank PLC	$ 153,581	$ (202,182)	$ -	$ -	$ (48,601)
Citibank, N.A.	29,814	(11,836)	-	-	17,978
Morgan Stanley Cap. Group	28,696	(14,308)	-	-	14,388
JPMorgan Chase Bank, N.A.	14,572	(8,414)	-	-	6,158
Goldman Sachs Bank USA	14,422	(337,063)	-	-	(322,641)
BNP Paribas	6,034	(66,307)	-	-	(60,273)
Exchange Traded Futures	27,885	(109,730)	-	81,845	-
Total	$ 275,004	$ (749,840)

(a) Net represents the receivable / (payable) that would be due from / (to) the counterparty in an event of default. Netting may be allowed across transactions traded under the same legal agreement with the same legal entity. Please refer to Derivative Instruments - Risk Exposures and the Use of Derivative Instruments section in the accompanying Notes to Financial Statements.

(b) Reflects collateral received from or pledged to an individual counterparty, excluding any excess or initial collateral amounts.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $62,389,622)	$ 60,251,216
Fidelity Central Funds (cost $782,090)	782,090
Total Investments (cost $63,171,712)		$ 61,033,306
Cash		173
Foreign currency held at value (cost $80,671)		80,275
Receivable for investments sold		25
Unrealized appreciation on foreign currency contracts		247,119
Receivable for fund shares sold		144,558
Interest receivable		647,088
Distributions receivable from Fidelity Central Funds		29
Receivable for daily variation margin for derivative instruments		545
Prepaid expenses		202
Receivable from investment adviser for expense reductions		13,132
Total assets		62,166,452

Liabilities
Payable for investments purchased	$ 351,102
Unrealized depreciation on foreign currency contracts	640,110
Payable for fund shares redeemed	55,145
Accrued management fee	28,763
Distribution and service plan fees payable	3,477
Payable for daily variation margin for derivative instruments	17,221
Other affiliated payables	9,149
Other payables and accrued expenses	85,611
Total liabilities		1,190,578

Net Assets		$ 60,975,874
Net Assets consist of:
Paid in capital		$ 66,221,084
Distributions in excess of net investment income		(2,631,416)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		32,638
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,646,432)
Net Assets		$ 60,975,874

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

December 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,152,391 ÷ 346,128 shares)	$ 9.11

Maximum offering price per share (100/96.00 of $9.11)	$ 9.49
Class T: Net Asset Value and redemption price per share ($2,643,854 ÷ 290,324 shares)	$ 9.11

Maximum offering price per share (100/96.00 of $9.11)	$ 9.49
Class C: Net Asset Value and offering price per share ($2,713,498 ÷ 298,201 shares)A	$ 9.10

International Bond: Net Asset Value, offering price and redemption price per share ($50,256,603 ÷ 5,515,603 shares)	$ 9.11

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,209,528 ÷ 242,521 shares)	$ 9.11

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2014

Investment Income
Dividends		$ 145,363
Interest		1,766,443
Income from Fidelity Central Funds		1,126
Income before foreign taxes withheld		1,912,932
Less foreign taxes withheld		(14,132)
Total income		1,898,800

Expenses
Management fee	$ 379,222
Transfer agent fees	78,055
Distribution and service plan fees	47,327
Accounting fees and expenses	35,001
Custodian fees and expenses	13,886
Independent trustees' compensation	292
Registration fees	66,696
Audit	154,786
Legal	141
Miscellaneous	740
Total expenses before reductions	776,146
Expense reductions	(221,060)	555,086
Net investment income (loss)		1,343,714
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,072,466)
Foreign currency transactions	(653,834)
Futures contracts	(406,993)
Swaps	(223,915)
Total net realized gain (loss)		(2,357,208)
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,600,199)
Assets and liabilities in foreign currencies	(262,704)
Futures contracts	(232,803)
Swaps	150,607
Total change in net unrealized appreciation (depreciation)		(1,945,099)
Net gain (loss)		(4,302,307)
Net increase (decrease) in net assets resulting from operations		$ (2,958,593)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,343,714	$ 1,520,987
Net realized gain (loss)	(2,357,208)	(3,123,858)
Change in net unrealized appreciation (depreciation)	(1,945,099)	(2,759,580)
Net increase (decrease) in net assets resulting from operations	(2,958,593)	(4,362,451)
Distributions to shareholders from net investment income	(529,223)	-
Distributions to shareholders from net realized gain	(207,071)	(197,460)
Return of capital	(545,190)	(1,448,132)
Total distributions	(1,281,484)	(1,645,592)
Share transactions - net increase (decrease)	7,271,463	(34,854,834)
Total increase (decrease) in net assets	3,031,386	(40,862,877)

Net Assets
Beginning of period	57,944,488	98,807,365
End of period (including distributions in excess of net investment income of $2,631,416 and distributions in excess of net investment income of $518,981, respectively)	$ 60,975,874	$ 57,944,488

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended December 31,	2014	2013	2012H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.63	$ 10.20	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.176	.177	.083
Net realized and unrealized gain (loss)	(.529)	(.549)	.334
Total from investment operations	(.353)	(.372)	.417
Distributions from net investment income	(.068) J	-	(.080)
Distributions from net realized gain	(.028) J	(.016)	(.137)
Return of capital	(.071)	(.182)	-
Total distributions	(.167)	(.198)	(.217)
Net asset value, end of period	$ 9.11	$ 9.63	$ 10.20
Total ReturnB, C, D	(3.75)%	(3.65)%	4.17%
Ratios to Average Net Assets F, I
Expenses before reductions	1.39%	1.36%	1.60%A
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%A
Expenses net of all reductions	1.00%	1.00%	1.00%A
Net investment income (loss)	1.81%	1.81%	1.33%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,152	$ 3,103	$ 2,768
Portfolio turnover rateG	145%	223%	119% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 22, 2012 (commencement of operations) to December 31, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended December 31,	2014	2013	2012H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.62	$ 10.20	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.176	.177	.083
Net realized and unrealized gain (loss)	(.519)	(.558)	.334
Total from investment operations	(.343)	(.381)	.417
Distributions from net investment income	(.068) J	-	(.080)
Distributions from net realized gain	(.028) J	(.016)	(.137)
Return of capital	(.071)	(.183)	-
Total distributions	(.167)	(.199)	(.217)
Net asset value, end of period	$ 9.11	$ 9.62	$ 10.20
Total ReturnB, C, D	(3.65)%	(3.74)%	4.17%
Ratios to Average Net Assets F, I
Expenses before reductions	1.41%	1.36%	1.59%A
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%A
Expenses net of all reductions	1.00%	1.00%	1.00%A
Net investment income (loss)	1.81%	1.81%	1.33%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,644	$ 3,045	$ 2,827
Portfolio turnover rateG	145%	223%	119% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 22, 2012 (commencement of operations) to December 31, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended December 31,	2014	2013	2012H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.62	$ 10.19	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.103	.103	.036
Net realized and unrealized gain (loss)	(.528)	(.543)	.326
Total from investment operations	(.425)	(.440)	.362
Distributions from net investment income	(.033) J	-	(.035)
Distributions from net realized gain	(.022) J	(.016)	(.137)
Return of capital	(.040)	(.114)	-
Total distributions	(.095)	(.130)	(.172)
Net asset value, end of period	$ 9.10	$ 9.62	$ 10.19
Total ReturnB, C, D	(4.47)%	(4.32)%	3.62%
Ratios to Average Net Assets F, I
Expenses before reductions	2.17%	2.12%	2.35%A
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%A
Expenses net of all reductions	1.75%	1.75%	1.75%A
Net investment income (loss)	1.06%	1.06%	.58%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,713	$ 2,823	$ 2,797
Portfolio turnover rateG	145%	223%	119% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 22, 2012 (commencement of operations) to December 31, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Bond

Years ended December 31,	2014	2013	2012G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.63	$ 10.20	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.200	.203	.099
Net realized and unrealized gain (loss)	(.531)	(.551)	.333
Total from investment operations	(.331)	(.348)	.432
Distributions from net investment income	(.078) I	-	(.095)
Distributions from net realized gain	(.030) I	(.016)	(.137)
Return of capital	(.081)	(.206)	-
Total distributions	(.189)	(.222)	(.232)
Net asset value, end of period	$ 9.11	$ 9.63	$ 10.20
Total ReturnB, C	(3.53)%	(3.41)%	4.32%
Ratios to Average Net Assets E, H
Expenses before reductions	1.06%	1.07%	1.26%A
Expenses net of fee waivers, if any	.75%	.75%	.75%A
Expenses net of all reductions	.75%	.75%	.75%A
Net investment income (loss)	2.06%	2.06%	1.59%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 50,257	$ 46,347	$ 87,752
Portfolio turnover rateF	145%	223%	119% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 22, 2012 (commencement of operations) to December 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended December 31,	2014	2013	2012G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.63	$ 10.20	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.201	.201	.099
Net realized and unrealized gain (loss)	(.532)	(.549)	.333
Total from investment operations	(.331)	(.348)	.432
Distributions from net investment income	(.078) I	-	(.095)
Distributions from net realized gain	(.030) I	(.016)	(.137)
Return of capital	(.081)	(.206)	-
Total distributions	(.189)	(.222)	(.232)
Net asset value, end of period	$ 9.11	$ 9.63	$ 10.20
Total ReturnB, C	(3.53)%	(3.41)%	4.32%
Ratios to Average Net Assets E, H
Expenses before reductions	1.12%	1.08%	1.34%A
Expenses net of fee waivers, if any	.75%	.75%	.75%A
Expenses net of all reductions	.75%	.75%	.75%A
Net investment income (loss)	2.06%	2.06%	1.58%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,210	$ 2,627	$ 2,664
Portfolio turnover rateF	145%	223%	119% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 22, 2012 (commencement of operations) to December 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

Fidelity International Bond Fund (the Fund) is a non-diversified fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Bond and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, closed foreign currency contracts, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency including foreign currency contracts, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, market discount and losses deferred due to wash sales, futures contracts and excise tax regulations.

For the periods ended December 31, 2013 and December 31, 2014, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 921,366
Gross unrealized depreciation	(3,029,781)
Net unrealized appreciation (depreciation) on securities	$ (2,108,415)

Tax Cost	$ 63,141,721

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$ (2,142,568)

The Fund intends to elect to defer to its next fiscal year $2,792,559 of ordinary losses recognized during the period January 1, 2014 to December 31, 2014.

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 647,597	$ 197,460
Long-term Capital Gains	88,697	-
Return of Capital	545,190	1,448,132
Total	$ 1,281,484	$ 1,645,592

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse. A summary of the Fund's derivatives inclusive of potential netting arrangements is presented at the end of the Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Purchased Options	$ (48,695)	$ 9,171
Swaps	(223,915)	150,607
Total Credit Risk	(272,610)	159,778
Foreign Exchange Risk
Foreign Currency Contracts	(594,768)	(242,286)
Interest Rate Risk
Futures Contracts	(406,993)	(232,803)
Totals (a)	$ (1,274,371)	$ (315,311)

(a) A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Foreign Currency Contracts. Foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on foreign currency

Annual Report

4. Derivative Instruments - continued

Foreign Currency Contracts - continued

contracts during the period is included in the Statement of Operations as part of net realized gain (loss) on foreign currency transactions and change in unrealized gain (loss) on assets and liabilities in foreign currencies, respectively.

Any open foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Options - continued

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included on the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable. For the period, the average monthly notional amount for purchased swaptions in the aggregate was $6,716,432.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Annual Report

4. Derivative Instruments - continued

Swaps - continued

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is included in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps." For the period, the average monthly notional amount for swaps in the aggregate was $1,896,309.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Credit Default Swaps - continued

credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $102,268,447 and $91,052,863, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 8,551	$ 6,385
Class T	-%	.25%	7,739	6,227
Class C	.75%	.25%	31,037	27,654
			$ 47,327	$ 40,266

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales are 1.00% for Class C shares .75% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 851
Class T	193
Class C*	46
$ 1,090

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 5,975.17
Class T	5,931.19
Class C	6,196.20
International Bond	55,857.10
Institutional Class	4,096.15
	$ 78,055

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $104 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through February 29, 2016. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.00%	$ 13,348
Class T	1.00%	12,775
Class C	1.75%	12,792
International Bond	.75%	172,021
Institutional Class	.75%	9,963
		$ 220,899

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $151.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested U.S. dollar cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $10.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
From net investment income
Class A	$ 24,003	$ -
Class T	21,756	-
Class C	10,667	-
International Bond	451,022	-
Institutional Class	21,775	-
Total	$ 529,223	$ -
From net realized gain
Class A	$ 10,010	$ 4,760
Class T	8,730	4,505
Class C	6,732	4,465
International Bond	173,548	178,174
Institutional Class	8,051	5,556
Total	$ 207,071	$ 197,460

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders - continued

Years ended December 31,	2014	2013
From return of capital
Class A	$ 25,185	$ 55,624
Class T	22,573	55,472
Class C	12,883	33,737
Global Bond	462,464	1,243,344
Institutional Class	22,085	59,955
Total	$ 545,190	$ 1,448,132

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Class A
Shares sold	80,725	73,601	$ 789,817	$ 725,313
Reinvestment of distributions	6,086	6,097	58,753	59,259
Shares redeemed	(63,069)	(28,799)	(594,551)	(280,209)
Net increase (decrease)	23,742	50,899	$ 254,019	$ 504,363
Class T
Shares sold	40,791	42,121	$ 394,700	$ 411,442
Reinvestment of distributions	5,482	6,161	52,982	59,880
Shares redeemed	(72,326)	(9,109)	(685,892)	(87,059)
Net increase (decrease)	(26,053)	39,173	$ (238,210)	$ 384,263
Class C
Shares sold	78,804	40,592	$ 770,057	$ 398,419
Reinvestment of distributions	3,121	3,907	30,093	37,975
Shares redeemed	(77,178)	(25,382)	(718,302)	(246,282)
Net increase (decrease)	4,747	19,117	$ 81,848	$ 190,112
International Bond
Shares sold	2,797,251	5,056,843	$ 27,442,882	$ 50,634,217
Reinvestment of distributions	105,890	139,392	1,022,343	1,362,761
Shares redeemed	(2,201,421)	(8,987,406)	(21,019,877)	(88,078,426)
Net increase (decrease)	701,720	(3,791,171)	$ 7,445,348	$ (36,081,448)
Institutional Class
Shares sold	12,304	98,155	$ 122,892	$ 993,202
Reinvestment of distributions	5,357	6,728	51,786	65,511
Shares redeemed	(48,016)	(93,201)	(446,220)	(910,837)
Net increase (decrease)	(30,355)	11,682	$ (271,542)	$ 147,876

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 55% of the total outstanding shares of the Fund.

12. Risks of Investing in European Countries.

The recent global financial crisis has created uncertainty surrounding the sovereign debt of many European countries. If there is a default or debt restructuring by any European country, or if one or more countries leave the European Monetary Union or the European Monetary Union dissolves, there may be wide-ranging effects on global markets. Such events could significantly affect the value or liquidity of the Fund's investments in the region or with exposure to the region.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity School Street Trust and the Shareholders of Fidelity International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Bond Fund (a fund of Fidelity School Street Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Bond Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2015

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Elizabeth S. Acton, James C. Curvey, and John Engler, each of the Trustees oversees 233 funds. Ms. Acton and Mr. Engler each oversees 215 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC, President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)
Year of Election or Appointment: 2014 Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present), K12 Inc. (technology-based education company, 2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Robert P. Brown (1963)
Year of Election or Appointment: 2012 Vice President of Fidelity's Bond Funds

Mr. Brown also serves as Vice President of other funds. Mr. Brown serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2010-present), President, Bond Group of FMR (2011-present), Director and Managing Director, Research of Fidelity Management & Research (U.K.) Inc. (2008-present), and is an employee of Fidelity Investments. Previously, Mr. Brown served as President, Money Market Group of FMR (2010-2011) and Vice President of Fidelity's Money Market Funds (2010-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Nancy D. Prior (1967)
Year of Election or Appointment: 2014 Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), President, Fixed Income (2014-present), Vice Chairman of Pyramis Global Advisors, LLC (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond of FMR (2013-2014), President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (2014-present), FMR (2014-present), Fidelity Investments Money Management, Inc. (2014-present), and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Bond Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	02/17/15	02/13/15	$0.032
Class T	02/17/15	02/13/15	$0.032
Class C	02/17/15	02/13/15	$0.032

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2014, $91,953, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $162,101 of distributions paid during the period January 1, 2014 to December 31, 2014 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser, Fidelity SelectCo, LLC, to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in March 2014 and May 2014.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; tactical opportunities for investment; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Bond Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Institutional Class, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.00%, 1.00%, 1.75%, 0.75%, and 0.75% through February 28, 2015.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Money
Management, Inc.

FMR Co., Inc.

Fidelity Management & Research
(Japan) Limited

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)

AIBZ-UANN-0215
1.939020.102

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Bond

Fund - Institutional Class

Annual Report

December 31, 2014

(Fidelity Cover Art)

Institutional Class is a
class of Fidelity®
International Bond Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and other distibutions, if any, and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Life of fund A
Institutional Class	-3.53%	-1.08%

A From May 22, 2012.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Bond Fund - Institutional Class on May 22, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays® Global Aggregate Ex USD GDP Weighted Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global taxable investment-grade bonds posted a positive return for the 12 months ending December 31, 2014, as prices benefited from continued central bank stimulus that sought to address worries about economic growth, especially in Japan and Europe. The Barclays® Global Aggregate GDP Weighted Index, a measure of worldwide investment-grade bond performance, gained 0.77% in U.S. dollar terms. The international version of the index, which excludes the U.S. but is reported in dollars, returned -2.92%, hurt by the dollar's strong rally versus a basket of major currencies in the second half. Investors were concerned with slowing economic growth outside the U.S., partly reflected in the 45% decline in oil prices since June. As a result, investors snapped up longer-dated bonds in search of higher yields. Several European benchmark bonds hit record lows near period end, and yields were negative for some shorter-term government bonds, amid concerns about possible deflation. The global credit sector within the Barclays Global index, including the U.S. market, outperformed for the year, with strong buying able to absorb a large number of new bond issues.

Comments from Curtis Hollingsworth, who became Lead Portfolio Manager of Fidelity Advisor® International Bond Fund on May 19, 2014: For the 12 months ending December 31, 2014, the fund's Institutional Class shares returned -3.53%. By comparison, the fund's benchmark, the Barclays® Global Aggregate Ex USD GDP Weighted Index, returned -2.92%. Bond holdings in the U.S. contributed strong absolute performance versus most geographies. Outside the U.S., the fund suffered lackluster absolute performance. The U.S. dollar rallied against almost every major foreign currency, turning in its best performance since 2005, which worked against the majority of fund assets, which are denominated in non-U.S. currencies. The fund made use of foreign-exchange forwards to help manage currency exposures, although it had fewer derivatives holdings at period end. Currency effects were acute in both Japan and the eurozone. Germany was a particular sore spot, both on an absolute and relative basis. The fund also reduced its cash position, which helped, as bonds outperformed cash. An increased stake in European corporate bonds and government bonds from Spain and Italy helped relative performance in local currency terms. Longer-dated government holdings in France also outperformed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Class A	1.00%
Actual		$ 1,000.00	$ 911.20	$ 4.82
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.09
Class T	1.00%
Actual		$ 1,000.00	$ 912.10	$ 4.82
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.09
Class C	1.75%
Actual		$ 1,000.00	$ 908.00	$ 8.42
HypotheticalA		$ 1,000.00	$ 1,016.38	$ 8.89
International Bond	.75%
Actual		$ 1,000.00	$ 912.50	$ 3.62
HypotheticalA		$ 1,000.00	$ 1,021.42	$ 3.82
Institutional Class	.75%
Actual		$ 1,000.00	$ 912.50	$ 3.62
HypotheticalA		$ 1,000.00	$ 1,021.42	$ 3.82

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Currency Exposure (% of fund's net assets)
	As of December 31, 2014	As of June 30, 2014
European Monetary Unit	42.3%	42.5%
Japanese Yen	15.9%	17.6%
British Pound	7.9%	7.8%
Canadian Dollar	5.2%	5.1%
Korean Won	4.6%	4.3%
Australian Dollar	3.9%	3.9%
Mexican Peso	3.2%	2.9%
Polish Zloty	2.2%	2.1%
South African Rand	2.2%	2.0%
Swiss Franc	1.9%	1.9%
Other	10.7%	9.9%
Percentages are based on exposure to currencies and include the effect of foreign currency contracts, futures contracts, options and swaps, as applicable.
Geographic Diversification (% of fund's net assets)
As of December 31, 2014	As of June 30, 2014
United Kingdom 13.5%	United Kingdom 8.4%
Japan 9.8%	Japan 13.9%
Germany 8.1%	Germany 12.5%
Italy 7.0%	Italy 7.1%
France 6.6%	France 7.8%
United States of America 5.5%	United States of America 5.4%
Canada 4.8%	Canada 4.3%
Korea (South) 4.5%	Korea (South) 3.4%
Mexico 3.9%	Mexico 2.5%
Other 36.3%	Other 34.7%

Percentages are based on country or territory of incorporation and include the effect of futures contracts, options and swaps, as applicable. Foreign currency contracts and other assets and liabilities are included within United States of America, as applicable.

Quality Diversification (% of fund's net assets)
As of December 31, 2014	As of June 30, 2014
U.S. Government and U.S. Government Agency Obligations 0.0%	U.S. Government and U.S. Government Agency Obligations 1.2%
AAA 16.6%	AAA 22.2%
AA 12.2%	AA 28.2%
A 17.8%	A 7.0%
BBB 33.3%	BBB 28.2%
BB and Below 9.4%	BB and Below 4.7%
Not Rated 9.5%	Not Rated 7.9%
Short-Term Investments and Net Other Assets 1.2%	Short-Term Investments and Net Other Assets 0.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Weighted Average Maturity as of December 31, 2014
6 months ago
Years	9.6	9.0

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of December 31, 2014
6 months ago
Years	6.9	6.4

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Asset Allocation (% of fund's net assets)
As of December 31, 2014*	As of June 30, 2014**
Corporate Bonds 24.1%	Corporate Bonds 15.9%
U.S. Government and U.S. Government Agency Obligations 0.0%	U.S. Government and U.S. Government Agency Obligations 1.2%
CMOs and Other Mortgage Related Securities 0.2%	CMOs and Other Mortgage Related Securities 0.2%
Foreign Government and Government Agency Obligations 68.4%	Foreign Government and Government Agency Obligations 77.5%
Other Investments 6.1%	Other Investments 4.6%
Short-Term Investments and Net Other Assets (Liabilities) 1.2%	Short-Term Investments and Net Other Assets (Liabilities) 0.6%

* Futures and Swaps	14.4%	** Futures and Swaps	7.6%
* Foreign Currency Contracts	13.2%	** Foreign Currency Contracts	11.9%

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Nonconvertible Bonds - 24.1%
		Principal Amount (b)	Value
Bailiwick of Jersey - 1.0%
Heathrow Funding Ltd. 6% 3/20/20	GBP	350,000	$ 621,540
Brazil - 0.3%
Banco Nacional de Desenvolvimento Economico e Social 5.75% 9/26/23(c)		200,000	$ 206,000
British Virgin Islands - 0.4%
Sinopec Group Overseas Development 2012 Ltd. 3.9% 5/17/22		225,000	228,951
Cayman Islands - 0.9%
Thames Water Utilities Cayman Finance Ltd. 5.375% 7/21/25 (f)	GBP	170,000	283,387
Yorkshire Water Services Finance Ltd. 6% 4/24/25 (f)	GBP	170,000	287,190
TOTAL CAYMAN ISLANDS			570,577
Finland - 0.4%
Citycon Oyj 3.75% 6/24/20 (Reg. S)	EUR	200,000	270,563
France - 1.3%
BPCE SA 5.7% 10/22/23 (c)		500,000	536,884
Numericable Group SA 5.375% 5/15/22 (Reg. S)	EUR	200,000	249,754
TOTAL FRANCE			786,638
Germany - 0.8%
Muenchener Rueckversicherungs AG 6% 5/26/41 (f)	EUR	100,000	146,562
Symrise AG 1.75% 7/10/19	EUR	100,000	123,601
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5% 1/15/25 (c)		200,000	200,260
TOTAL GERMANY			470,423
Ireland - 1.6%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.5% 5/15/21 (c)		200,000	202,500
Aquarius + Investments PLC for Swiss Reinsurance Co. Ltd. 6.375% 9/1/24 (f)		270,000	280,780
Bank of Ireland 3.25% 1/15/19 (Reg. S)	EUR	400,000	518,982
TOTAL IRELAND			1,002,262
Italy - 2.2%
Assicurazioni Generali SpA 7.75% 12/12/42 (f)	EUR	200,000	302,513
Intesa Sanpaolo SpA 5.017% 6/26/24 (c)		1,089,000	1,056,891
TOTAL ITALY			1,359,404
Luxembourg - 0.6%
Gaz Capital SA (Luxembourg) 3.85% 2/6/20 (Reg. S)		200,000	164,000
Wind Acquisition Finance SA 4.75% 7/15/20 (c)		200,000	189,750
TOTAL LUXEMBOURG			353,750
Nonconvertible Bonds - continued
		Principal Amount (b)	Value
Netherlands - 2.1%
Citycon Treasury BV 2.5% 10/1/24 (Reg. S)	EUR	150,000	$ 186,253
Deutsche Annington Finance BV:
4% (Reg. S) (d)(f)	EUR	200,000	244,430
5% 10/2/23 (c)		300,000	314,613
Petrobras Global Finance BV 5.625% 5/20/43		53,000	43,208
Vesteda Finance BV 1.75% 7/22/19 (Reg. S)	EUR	400,000	491,789
TOTAL NETHERLANDS			1,280,293
Portugal - 1.0%
Banco Espirito Santo SA 4% 1/21/19 (Reg. S)	EUR	500,000	585,337
United Kingdom - 7.4%
Aviva PLC 6.625% 6/3/41 (f)	GBP	450,000	794,894
Barclays Bank PLC 6.75% 1/16/23 (f)	GBP	300,000	510,740
Everything Everywhere Finance PLC 4.375% 3/28/19	GBP	300,000	501,584
Great Rolling Stock Co. Ltd. 6.25% 7/27/20	GBP	115,000	210,480
HSBC Bank PLC 5% 3/20/23 (f)	GBP	175,000	290,117
Imperial Tobacco Finance 9% 2/17/22	GBP	105,000	224,557
Tesco PLC 5% 3/24/23	GBP	350,000	556,263
Travis Perkins PLC 4.375% 9/15/21 (Reg. S)	GBP	400,000	629,019
WM Morrison Supermarkets PLC 4.625% 12/8/23	GBP	500,000	794,547
TOTAL UNITED KINGDOM			4,512,201
United States of America - 4.1%
Albemarle Corp. U.S. 1.875% 12/8/21 (Reg. S)	EUR	150,000	182,133
CCO Holdings LLC/CCO Holdings Capital Corp. 5.25% 9/30/22		190,000	189,525
Chesapeake Energy Corp. 6.125% 2/15/21		160,000	168,000
DCP Midstream LLC 4.75% 9/30/21 (c)		100,000	99,289
Fifth Third Bancorp 8.25% 3/1/38		67,000	100,646
FirstEnergy Corp. 7.375% 11/15/31		133,000	160,979
NiSource Finance Corp. 5.25% 2/15/43		67,000	76,804
Puget Energy, Inc. 5.625% 7/15/22		160,000	185,140
The AES Corp. 4.875% 5/15/23		200,000	198,500
Verizon Communications, Inc.:
5.012% 8/21/54 (c)		189,000	195,530
6.4% 9/15/33		95,000	117,019
Nonconvertible Bonds - continued
		Principal Amount (b)	Value
United States of America - continued
Verizon Communications, Inc.: - continued
6.55% 9/15/43		$ 190,000	$ 243,418
Walgreens Boots Alliance, Inc. 2.875% 11/20/20	GBP	350,000	555,803
TOTAL UNITED STATES OF AMERICA			2,472,786
TOTAL NONCONVERTIBLE BONDS (Cost $14,941,144)			14,720,725
Commercial Mortgage Securities - 0.2%

United States of America - 0.2%
GE Capital Commercial Mortgage Corp. sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49 (Cost $154,107)		135,000	143,462
Foreign Government and Government Agency Obligations - 68.4%

Australia - 3.9%
Australian Commonwealth:
2.75% 4/21/24	AUD	690,000	563,513
4.75% 10/21/15	AUD	540,000	449,360
5.25% 3/15/19	AUD	419,000	383,886
5.5% 1/21/18	AUD	90,000	80,734
5.5% 4/21/23	AUD	115,000	113,681
5.75% 5/15/21	AUD	327,000	318,724
5.75% 7/15/22	AUD	470,000	466,478
TOTAL AUSTRALIA			2,376,376
Belgium - 1.2%
Belgian Kingdom:
2.25% 6/22/23	EUR	237,000	324,138
2.6% 6/22/24 (Reg.S) (c)	EUR	150,000	210,502
4% 3/28/32	EUR	133,000	222,251
TOTAL BELGIUM			756,891
Canada - 4.8%
Canadian Government:
1.25% 2/1/18	CAD	697,000	602,091
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Canada - continued
Canadian Government: - continued
1.25% 9/1/18 (e)	CAD	860,000	$ 741,844
1.5% 3/1/20	CAD	174,000	150,579
2.25% 6/1/25	CAD	131,000	116,396
2.5% 6/1/24	CAD	105,000	95,906
2.75% 6/1/22	CAD	160,000	148,671
4% 6/1/41	CAD	140,000	159,823
5% 6/1/37	CAD	280,000	354,022
5.75% 6/1/29	CAD	275,000	343,913
Ontario Province 4.65% 6/2/41	CAD	200,000	213,696
TOTAL CANADA			2,926,941
Chile - 0.1%
Chilean Republic:
6% 3/1/18	CLP	25,000,000	44,310
6% 3/1/23	CLP	10,000,000	18,830
TOTAL CHILE			63,140
Czech Republic - 0.8%
Czech Republic:
1.5% 10/29/19	CZK	4,810,000	222,925
2.5% 8/25/28	CZK	1,360,000	69,133
4.2% 12/4/36	CZK	290,000	17,863
5.7% 5/25/24	CZK	2,380,000	153,659
TOTAL CZECH REPUBLIC			463,580
Denmark - 0.8%
Danish Kingdom 1.5% 11/15/23	DKK	2,621,000	460,584
France - 4.5%
French Government:
OAT 3.25% 5/25/45	EUR	256,000	405,928
2.25% 5/25/24	EUR	825,000	1,134,965
2.5% 5/25/30	EUR	854,000	1,190,449
TOTAL FRANCE			2,731,342
Germany - 5.4%
German Federal Republic:
1% 8/15/24	EUR	2,248,000	2,835,289
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Germany - continued
German Federal Republic: - continued
2.5% 8/15/46	EUR	110,000	$ 170,713
5.5% 1/4/31	EUR	140,000	281,250
TOTAL GERMANY			3,287,252
Iceland - 1.1%
Republic of Iceland 2.5% 7/15/20	EUR	550,000	670,024
Indonesia - 1.7%
Indonesian Republic 6.875% 1/17/18 (Reg. S)		900,000	1,017,000
Ireland - 0.4%
Irish Republic:
2.4% 5/15/30 (Reg. S)	EUR	72,000	93,739
5.4% 3/13/25	EUR	104,000	173,398
TOTAL IRELAND			267,137
Israel - 1.2%
Israeli State:
2.5% 5/31/16	ILS	492,000	129,960
3.75% 3/31/24	ILS	425,000	121,997
5.5% 1/31/22	ILS	341,000	108,391
5.5% 1/31/42	ILS	121,000	40,872
6% 2/28/19	ILS	1,035,000	318,218
TOTAL ISRAEL			719,438
Italy - 4.8%
Buoni Poliennali del Tesoro:
2.15% 12/15/21	EUR	468,000	593,940
3.5% 12/1/18	EUR	826,000	1,102,300
Italian Republic:
4.5% 3/1/26	EUR	433,000	645,718
5% 8/1/34	EUR	315,000	500,877
5% 9/1/40	EUR	65,000	103,850
TOTAL ITALY			2,946,685
Japan - 9.8%
Japan Government:
0.5% 9/20/24	JPY	6,350,000	53,987
0.6% 3/20/24	JPY	212,750,000	1,829,524
0.6% 6/20/24	JPY	6,950,000	59,708
1.4% 9/20/34	JPY	112,950,000	1,001,523
1.5% 3/20/34	JPY	60,650,000	549,291
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Japan - continued
Japan Government: - continued
1.5% 6/20/34	JPY	11,450,000	$ 103,468
1.7% 3/20/32	JPY	22,150,000	209,682
1.7% 12/20/32	JPY	22,350,000	210,618
1.7% 12/20/43	JPY	11,100,000	102,526
1.8% 9/20/43	JPY	23,650,000	223,220
1.9% 12/20/28	JPY	26,700,000	261,650
2% 6/20/22	JPY	98,450,000	935,784
2% 3/20/42	JPY	16,100,000	158,140
2.4% 3/20/48	JPY	20,050,000	217,679
2.5% 6/20/34	JPY	8,100,000	85,092
TOTAL JAPAN			6,001,892
Korea (South) - 4.5%
Korean Republic:
2.75% 3/10/18	KRW	1,473,770,000	1,371,985
3% 3/10/23	KRW	560,000,000	529,634
3% 9/10/24	KRW	107,920,000	102,055
3% 12/10/42	KRW	222,320,000	207,370
3.125% 3/10/19	KRW	443,020,000	419,192
3.5% 3/10/24	KRW	130,500,000	128,289
TOTAL KOREA (SOUTH)			2,758,525
Malaysia - 0.7%
Malaysian Government:
3.48% 3/15/23	MYR	921,000	251,412
3.814% 2/15/17	MYR	545,000	156,481
4.935% 9/30/43	MYR	42,000	12,263
TOTAL MALAYSIA			420,156
Mexico - 3.9%
United Mexican States:
2.375% 4/9/21	EUR	272,000	341,503
3.625% 4/9/29	EUR	100,000	133,465
4.75% 6/14/18	MXN	14,874,000	1,005,907
8.5% 5/31/29	MXN	11,249,000	921,302
TOTAL MEXICO			2,402,177
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Netherlands - 1.0%
Dutch Government:
1.75% 7/15/23 (Reg. S)	EUR	235,000	$ 312,805
2.5% 1/15/33	EUR	192,000	281,841
TOTAL NETHERLANDS			594,646
New Zealand - 0.4%
New Zealand Government:
4.5% 4/15/27	NZD	36,000	29,953
5.5% 4/15/23	NZD	72,000	63,448
6% 12/15/17	NZD	190,000	158,311
TOTAL NEW ZEALAND			251,712
Norway - 0.3%
Kingdom of Norway:
4.25% 5/19/17	NOK	362,000	52,439
4.5% 5/22/19	NOK	520,000	80,230
Norway Government Bond 3% 3/14/24	NOK	367,000	55,383
TOTAL NORWAY			188,052
Poland - 2.0%
Polish Government:
4% 10/25/23	PLN	806,000	256,355
5% 4/25/16	PLN	1,539,000	452,413
5.5% 10/25/19	PLN	1,253,000	407,445
5.75% 9/23/22	PLN	96,000	33,581
5.75% 4/25/29	PLN	122,000	46,835
TOTAL POLAND			1,196,629
Russia - 0.6%
Russian Federation:
7% 8/16/23	RUB	8,921,000	98,388
7.05% 1/19/28	RUB	3,375,000	34,861
7.35% 1/20/16	RUB	7,776,000	119,680
7.5% 2/27/19	RUB	10,262,000	130,070
TOTAL RUSSIA			382,999
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Singapore - 0.6%
Republic of Singapore:
3.25% 9/1/20	SGD	406,000	$ 328,981
3.375% 9/1/33	SGD	50,000	40,971
TOTAL SINGAPORE			369,952
South Africa - 2.0%
South African Republic:
6.25% 3/31/36	ZAR	3,152,000	211,296
6.75% 3/31/21	ZAR	1,400,000	115,846
8% 12/21/18	ZAR	3,331,000	295,041
8% 1/31/30	ZAR	1,653,000	138,650
8.25% 9/15/17	ZAR	1,187,000	105,840
8.75% 1/31/44	ZAR	1,088,000	93,916
10.5% 12/21/26	ZAR	2,279,000	236,911
TOTAL SOUTH AFRICA			1,197,500
Spain - 3.8%
Spanish Kingdom:
2.1% 4/30/17	EUR	147,000	184,437
3.75% 10/31/18	EUR	788,000	1,063,460
4.4% 10/31/23 (c)	EUR	527,000	788,869
4.65% 7/30/25	EUR	21,000	32,395
5.15% 10/31/44	EUR	133,000	230,122
TOTAL SPAIN			2,299,283
Sweden - 0.6%
Sweden Kingdom 2.5% 5/12/25	SEK	2,340,000	345,796
Switzerland - 1.3%
Switzerland Confederation:
1.25% 6/11/24	CHF	608,000	664,813
3.5% 4/8/33	CHF	80,000	120,290
TOTAL SWITZERLAND			785,103
Thailand - 0.9%
Kingdom of Thailand:
3.45% 3/8/19	THB	5,720,000	180,843
3.625% 6/16/23	THB	10,423,000	339,750
4.875% 6/22/29	THB	1,397,000	50,351
TOTAL THAILAND			570,944
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Turkey - 1.7%
Turkish Republic:
8.3% 6/20/18	TRY	595,000	$ 258,945
8.5% 9/14/22	TRY	499,000	221,013
8.8% 11/14/18	TRY	507,000	224,556
8.8% 9/27/23	TRY	353,000	159,977
9% 1/27/16	TRY	362,000	156,303
TOTAL TURKEY			1,020,794
United Kingdom - 3.6%
United Kingdom, Great Britain and Northern Ireland:
1.75% 7/22/19 (Reg.S)	GBP	267,000	426,820
3.25% 1/22/44	GBP	173,000	311,071
4.25% 6/7/32	GBP	16,000	32,189
4.5% 9/7/34	GBP	208,000	434,986
4.5% 12/7/42	GBP	448,000	985,500
TOTAL UNITED KINGDOM			2,190,566
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $43,277,591)			41,663,116
Preferred Securities - 6.1%

Belgium - 0.4%
KBC Groupe SA 5.625% (Reg. S) (d)(f)	EUR	200,000	237,050
France - 0.8%
Credit Agricole SA 6.625% (c)(d)(f)		200,000	194,181
EDF SA 5.625% (Reg. S) (d)(f)		300,000	323,600
TOTAL FRANCE			517,781
Germany - 1.9%
RWE AG 4.625% (d)(f)	EUR	920,000	1,138,982
Sweden - 0.5%
Vattenfall Treasury AB 5.25% (d)(f)	EUR	220,000	277,646
Preferred Securities - continued
		Principal Amount (b)	Value
United Kingdom - 2.5%
Barclays Bank PLC 7.625% 11/21/22		$ 1,130,000	$ 1,245,329
HSBC Holdings PLC 5.25% (d)(f)	EUR	250,000	307,125
TOTAL UNITED KINGDOM			1,552,454
TOTAL PREFERRED SECURITIES (Cost $4,016,780)			3,723,913
Money Market Funds - 1.3%
	Shares
Fidelity Cash Central Fund, 0.13% (a) (Cost $782,090)	782,090	782,090
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $63,171,712)		61,033,306
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(57,432)
NET ASSETS - 100%		$ 60,975,874
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Bond Index Contracts
9 Eurex Euro-Bund Contracts (Germany)	March 2015	$ 1,697,494	$ 26,981
Treasury Contracts
1 CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	March 2015	165,188	904
TOTAL PURCHASED		1,862,682	27,885
Futures Contracts - continued
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold
Bond Index Contracts
19 LIFFE Medium Gilt Contracts (United Kingdom)	March 2015	$ 3,292,122	$ (24,327)
Treasury Contracts
25 CBOT 10 Year U.S. Treasury Note Contracts (United States)	March 2015	3,169,922	(26,018)
8 CBOT 2 Year U.S. Treasury Note Contracts (United States)	March 2015	1,748,750	(16)
17 CBOT Long Term U.S. Treasury Bond Contracts (United States)	March 2015	2,457,563	(59,369)
TOTAL TREASURY CONTRACTS		7,376,235	(85,403)
TOTAL SOLD		10,668,357	(109,730)
		$ 12,531,039	$ (81,845)

The face value of futures purchased as a percentage of net assets is 3.1%
The face value of futures sold as a percentage of net assets is 17.5%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $8,647,389
Foreign Currency Contracts
Settlement Date	Currency	Counterparty	Type	Quantity	Contract Amount (b)	Unrealized Appreciation/ (Depreciation)
1/2/15	MXN	JPMorgan Chase Bank, N.A.	Buy	1,991,177	$ 135,383	$ (423)
1/5/15	AUD	JPMorgan Chase Bank, N.A.	Buy	57,097	46,815	(202)
1/5/15	CHF	JPMorgan Chase Bank, N.A.	Buy	43,823	44,282	(203)
2/10/15	BRL	Citibank, N.A.	Buy	422,000	154,296	2,899
Foreign Currency Contracts - continued
Settlement Date	Currency	Counterparty	Type	Quantity	Contract Amount (b)	Unrealized Appreciation/ (Depreciation)
2/10/15	BRL	Morgan Stanley Cap. Group	Sell	422,000	$ 154,579	$ (2,616)
2/10/15	CAD	BNP Paribas	Sell	78,000	68,230	1,146
2/10/15	CAD	Barclays Bank PLC	Buy	256,000	225,841	(5,668)
2/10/15	CAD	Barclays Bank PLC	Sell	399,000	351,778	8,618
2/10/15	CAD	Goldman Sachs Bank USA	Buy	491,000	429,021	(6,736)
2/10/15	CAD	JPMorgan Chase Bank, N.A.	Buy	47,000	40,571	(148)
2/10/15	CAD	JPMorgan Chase Bank, N.A.	Sell	33,000	28,352	(30)
2/10/15	CAD	Morgan Stanley Cap. Group	Sell	40,000	35,239	836
2/10/15	CHF	Barclays Bank PLC	Sell	29,000	30,128	941
2/10/15	CHF	Barclays Bank PLC	Sell	129,000	133,559	3,728
2/10/15	CHF	Goldman Sachs Bank USA	Buy	560,000	578,820	(15,214)
2/10/15	CHF	JPMorgan Chase Bank, N.A.	Sell	22,000	22,242	101
2/10/15	CZK	Barclays Bank PLC	Sell	904,000	40,688	1,179
2/10/15	CZK	Citibank, N.A.	Buy	3,100,000	138,995	(3,511)
2/10/15	CZK	JPMorgan Chase Bank, N.A.	Buy	665,000	29,187	(124)
2/10/15	DKK	Citibank, N.A.	Buy	774,000	129,452	(3,643)
2/10/15	DKK	JPMorgan Chase Bank, N.A.	Sell	359,000	60,007	1,654
Foreign Currency Contracts - continued
Settlement Date	Currency	Counterparty	Type	Quantity	Contract Amount (b)	Unrealized Appreciation/ (Depreciation)
2/10/15	DKK	JPMorgan Chase Bank, N.A.	Sell	392,000	$ 65,644	$ 1,927
2/10/15	EUR	BNP Paribas	Sell	31,000	38,132	606
2/10/15	EUR	Barclays Bank PLC	Buy	25,000	30,708	(445)
2/10/15	EUR	Barclays Bank PLC	Buy	31,000	38,510	(985)
2/10/15	EUR	Barclays Bank PLC	Buy	100,000	124,265	(3,215)
2/10/15	EUR	Barclays Bank PLC	Buy	134,000	167,665	(5,457)
2/10/15	EUR	Barclays Bank PLC	Buy	290,000	357,068	(6,022)
2/10/15	EUR	Barclays Bank PLC	Buy	310,000	384,022	(8,766)
2/10/15	EUR	Barclays Bank PLC	Buy	359,000	451,080	(16,509)
2/10/15	EUR	Barclays Bank PLC	Buy	424,000	531,477	(18,224)
2/10/15	EUR	Barclays Bank PLC	Buy	3,152,000	3,930,166	(114,657)
2/10/15	EUR	Barclays Bank PLC	Sell	21,000	25,766	345
2/10/15	EUR	Barclays Bank PLC	Sell	38,000	46,848	849
2/10/15	EUR	Barclays Bank PLC	Sell	61,000	75,781	1,940
2/10/15	EUR	Barclays Bank PLC	Sell	68,000	84,583	2,269
2/10/15	EUR	Barclays Bank PLC	Sell	68,000	85,080	2,765
2/10/15	EUR	Barclays Bank PLC	Sell	100,000	124,926	3,876
2/10/15	EUR	Barclays Bank PLC	Sell	123,000	153,682	4,790
2/10/15	EUR	Barclays Bank PLC	Sell	2,252,000	2,802,087	76,032
2/10/15	EUR	Goldman Sachs Bank USA	Buy	3,108,000	3,867,710	(105,464)
2/10/15	EUR	JPMorgan Chase Bank, N.A.	Buy	110,000	137,855	(4,699)
Foreign Currency Contracts - continued
Settlement Date	Currency	Counterparty	Type	Quantity	Contract Amount (b)	Unrealized Appreciation/ (Depreciation)
2/10/15	EUR	JPMorgan Chase Bank, N.A.	Buy	184,000	$ 223,659	$ (926)
2/10/15	EUR	JPMorgan Chase Bank, N.A.	Sell	77,000	94,030	821
2/10/15	EUR	Morgan Stanley Cap. Group	Buy	42,000	52,334	(1,493)
2/10/15	EUR	Morgan Stanley Cap. Group	Buy	300,000	373,350	(10,199)
2/10/15	EUR	Morgan Stanley Cap. Group	Sell	179,000	222,838	6,158
2/10/15	EUR	Morgan Stanley Cap. Group	Sell	389,000	487,734	16,848
2/10/15	GBP	BNP Paribas	Sell	116,000	181,420	674
2/10/15	GBP	Barclays Bank PLC	Buy	7,000	10,969	(62)
2/10/15	GBP	Barclays Bank PLC	Buy	13,000	20,339	(83)
2/10/15	GBP	Barclays Bank PLC	Buy	26,000	40,838	(326)
2/10/15	GBP	Barclays Bank PLC	Buy	33,000	51,554	(135)
2/10/15	GBP	Barclays Bank PLC	Sell	5,000	7,844	53
2/10/15	GBP	Barclays Bank PLC	Sell	15,000	23,473	101
2/10/15	GBP	Barclays Bank PLC	Sell	196,000	311,113	5,715
2/10/15	GBP	Barclays Bank PLC	Sell	250,000	390,950	1,412
2/10/15	GBP	Barclays Bank PLC	Sell	334,000	526,877	6,453
2/10/15	GBP	Barclays Bank PLC	Sell	601,000	944,778	8,327
2/10/15	GBP	Citibank, N.A.	Sell	854,000	1,356,605	25,941
Foreign Currency Contracts - continued
Settlement Date	Currency	Counterparty	Type	Quantity	Contract Amount (b)	Unrealized Appreciation/ (Depreciation)
2/10/15	GBP	JPMorgan Chase Bank, N.A.	Sell	10,000	$ 15,754	$ 173
2/10/15	GBP	JPMorgan Chase Bank, N.A.	Sell	41,000	63,955	70
2/10/15	GBP	Morgan Stanley Cap. Group	Sell	25,000	39,662	708
2/10/15	GBP	Morgan Stanley Cap. Group	Sell	76,000	118,928	508
2/10/15	HKD	Goldman Sachs Bank USA	Buy	393,000	50,695	(17)
2/10/15	ILS	Barclays Bank PLC	Sell	74,000	19,422	450
2/10/15	ILS	Goldman Sachs Bank USA	Buy	74,000	19,515	(543)
2/10/15	ILS	JPMorgan Chase Bank, N.A.	Buy	229,000	58,887	(176)
2/10/15	JPY	BNP Paribas	Buy	13,250,000	111,738	(1,084)
2/10/15	JPY	BNP Paribas	Buy	197,650,000	1,715,842	(65,223)
2/10/15	JPY	Barclays Bank PLC	Buy	1,800,000	15,025	7
2/10/15	JPY	Barclays Bank PLC	Buy	2,000,000	16,907	(204)
2/10/15	JPY	Barclays Bank PLC	Sell	4,050,000	34,038	216
2/10/15	JPY	Barclays Bank PLC	Sell	5,900,000	50,046	774
2/10/15	JPY	Barclays Bank PLC	Sell	22,022,000	185,917	2,006
2/10/15	JPY	Barclays Bank PLC	Sell	58,300,000	504,775	17,899
2/10/15	JPY	Barclays Bank PLC	Sell	69,100,000	571,122	(5,948)
2/10/15	JPY	Goldman Sachs Bank USA	Buy	477,500,000	4,164,686	(176,976)
Foreign Currency Contracts - continued
Settlement Date	Currency	Counterparty	Type	Quantity	Contract Amount (b)	Unrealized Appreciation/ (Depreciation)
2/10/15	JPY	JPMorgan Chase Bank, N.A.	Buy	47,100,000	$ 391,031	$ 2,312
2/10/15	JPY	JPMorgan Chase Bank, N.A.	Sell	131,250,000	1,098,700	2,601
2/10/15	JPY	Morgan Stanley Cap. Group	Sell	9,650,000	84,227	3,638
2/10/15	KRW	Citibank, N.A.	Buy	142,756,000	129,311	974
2/10/15	KRW	Citibank, N.A.	Sell	324,400,000	294,909	(1,152)
2/10/15	KRW	Goldman Sachs Bank USA	Buy	181,644,000	166,830	(1,053)
2/10/15	KRW	JPMorgan Chase Bank, N.A.	Buy	148,900,000	136,418	(525)
2/10/15	MXN	Barclays Bank PLC	Buy	447,000	32,779	(2,549)
2/10/15	MXN	Goldman Sachs Bank USA	Sell	447,000	32,682	2,453
2/10/15	NOK	Barclays Bank PLC	Sell	204,000	29,325	1,982
2/10/15	NOK	Goldman Sachs Bank USA	Buy	204,000	29,677	(2,334)
2/10/15	NZD	Citibank, N.A.	Buy	43,000	33,578	(164)
2/10/15	NZD	Citibank, N.A.	Sell	43,000	32,904	(510)
2/10/15	PLN	Barclays Bank PLC	Buy	379,000	111,247	(4,380)
2/10/15	PLN	Goldman Sachs Bank USA	Sell	379,000	111,394	4,528
2/10/15	PLN	JPMorgan Chase Bank, N.A.	Buy	376,000	106,465	(444)
2/10/15	SEK	Barclays Bank PLC	Sell	178,000	23,690	854
Foreign Currency Contracts - continued
Settlement Date	Currency	Counterparty	Type	Quantity	Contract Amount (b)	Unrealized Appreciation/ (Depreciation)
2/10/15	SEK	Goldman Sachs Bank USA	Buy	4,178,000	$ 564,740	$ (28,726)
2/10/15	SEK	JPMorgan Chase Bank, N.A.	Sell	733,000	98,742	4,702
2/10/15	SGD	Barclays Bank PLC	Buy	72,000	55,800	(1,495)
2/10/15	SGD	Goldman Sachs Bank USA	Sell	72,000	55,660	1,354
2/10/15	THB	JPMorgan Chase Bank, N.A.	Buy	1,213,000	36,756	56
2/10/15	THB	JPMorgan Chase Bank, N.A.	Buy	1,609,000	48,675	155
2/10/15	THB	JPMorgan Chase Bank, N.A.	Sell	1,609,000	48,703	(127)
2/10/15	TRY	Citibank, N.A.	Buy	270,000	117,523	(2,856)
2/10/15	TRY	Goldman Sachs Bank USA	Sell	270,000	117,322	2,655
2/10/15	TRY	JPMorgan Chase Bank, N.A.	Buy	167,000	71,074	(150)
2/10/15	ZAR	BNP Paribas	Sell	1,033,000	92,385	3,608
2/10/15	ZAR	Barclays Bank PLC	Buy	1,033,000	92,822	(4,044)
2/10/15	ZAR	Barclays Bank PLC	Buy	1,549,000	136,131	(3,008)
2/10/15	ZAR	Goldman Sachs Bank USA	Sell	1,549,000	136,555	3,432
2/10/15	ZAR	JPMorgan Chase Bank, N.A.	Buy	1,245,000	107,234	(237)
						$ (392,991)

For the period, the average contract value for foreign currency contracts was $32,775,267. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively.

Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
CHF	-	Swiss franc
CLP	-	Chilean peso
CZK	-	Czech koruna
DKK	-	Danish krone
EUR	-	European Monetary Unit
GBP	-	British pound
ILS	-	Israeli shekel
JPY	-	Japanese yen
KRW	-	Korean won
MXN	-	Mexican peso
MYR	-	Malyasian ringgit
NOK	-	Norwegian krone
NZD	-	New Zealand dollar
PLN	-	Polish zloty (new)
RUB	-	Russian ruble
SEK	-	Swedish krona
SGD	-	Singapore dollar
THB	-	Thai baht
TRY	-	Turkish Lira
ZAR	-	South African rand
Legend

(a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) Amount is stated in United States dollars unless otherwise noted.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,195,269 or 6.9% of net assets.

(d) Security is perpetual in nature with no stated maturity date.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $145,781.
(f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,126
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 14,720,725	$ -	$ 14,720,725	$ -
Commercial Mortgage Securities	143,462	-	143,462	-
Foreign Government and Government Agency Obligations	41,663,116	-	41,663,116	-
Preferred Securities	3,723,913	-	3,723,913	-
Money Market Funds	782,090	782,090	-	-
Total Investments in Securities:	$ 61,033,306	$ 782,090	$ 60,251,216	$ -
Derivative Instruments:
Assets
Foreign Currency Contracts	$ 247,119	$ -	$ 247,119	$ -
Futures Contracts	27,885	27,885	-	-
Total Assets	$ 275,004	$ 27,885	$ 247,119	$ -
Liabilities
Foreign Currency Contracts	$ (640,110)	$ -	$ (640,110)	$ -
Futures Contracts	(109,730)	(109,730)	-	-
Total Liabilities	$ (749,840)	$ (109,730)	$ (640,110)	$ -
Total Derivative Instruments:	$ (474,836)	$ (81,845)	$ (392,991)	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Foreign Exchange Risk
Foreign Currency Contracts (a)	$ 247,119	$ (640,110)
Interest Rate Risk
Futures Contracts (b)	27,885	(109,730)
Total Value of Derivatives	$ 275,004	$ (749,840)
(a) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on foreign currency contracts line-items.

(b) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

The following table is a summary of the Fund's derivatives inclusive of potential netting arrangements.
Counterparty	Value of Derivative Assets	Value of Derivative Liabilities	Collateral Received (b)	Collateral Pledged (b)	Net (a)
Barclays Bank PLC	$ 153,581	$ (202,182)	$ -	$ -	$ (48,601)
Citibank, N.A.	29,814	(11,836)	-	-	17,978
Morgan Stanley Cap. Group	28,696	(14,308)	-	-	14,388
JPMorgan Chase Bank, N.A.	14,572	(8,414)	-	-	6,158
Goldman Sachs Bank USA	14,422	(337,063)	-	-	(322,641)
BNP Paribas	6,034	(66,307)	-	-	(60,273)
Exchange Traded Futures	27,885	(109,730)	-	81,845	-
Total	$ 275,004	$ (749,840)

(a) Net represents the receivable / (payable) that would be due from / (to) the counterparty in an event of default. Netting may be allowed across transactions traded under the same legal agreement with the same legal entity. Please refer to Derivative Instruments - Risk Exposures and the Use of Derivative Instruments section in the accompanying Notes to Financial Statements.

(b) Reflects collateral received from or pledged to an individual counterparty, excluding any excess or initial collateral amounts.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $62,389,622)	$ 60,251,216
Fidelity Central Funds (cost $782,090)	782,090
Total Investments (cost $63,171,712)		$ 61,033,306
Cash		173
Foreign currency held at value (cost $80,671)		80,275
Receivable for investments sold		25
Unrealized appreciation on foreign currency contracts		247,119
Receivable for fund shares sold		144,558
Interest receivable		647,088
Distributions receivable from Fidelity Central Funds		29
Receivable for daily variation margin for derivative instruments		545
Prepaid expenses		202
Receivable from investment adviser for expense reductions		13,132
Total assets		62,166,452

Liabilities
Payable for investments purchased	$ 351,102
Unrealized depreciation on foreign currency contracts	640,110
Payable for fund shares redeemed	55,145
Accrued management fee	28,763
Distribution and service plan fees payable	3,477
Payable for daily variation margin for derivative instruments	17,221
Other affiliated payables	9,149
Other payables and accrued expenses	85,611
Total liabilities		1,190,578

Net Assets		$ 60,975,874
Net Assets consist of:
Paid in capital		$ 66,221,084
Distributions in excess of net investment income		(2,631,416)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		32,638
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,646,432)
Net Assets		$ 60,975,874

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

December 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,152,391 ÷ 346,128 shares)	$ 9.11

Maximum offering price per share (100/96.00 of $9.11)	$ 9.49
Class T: Net Asset Value and redemption price per share ($2,643,854 ÷ 290,324 shares)	$ 9.11

Maximum offering price per share (100/96.00 of $9.11)	$ 9.49
Class C: Net Asset Value and offering price per share ($2,713,498 ÷ 298,201 shares)A	$ 9.10

International Bond: Net Asset Value, offering price and redemption price per share ($50,256,603 ÷ 5,515,603 shares)	$ 9.11

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,209,528 ÷ 242,521 shares)	$ 9.11

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2014

Investment Income
Dividends		$ 145,363
Interest		1,766,443
Income from Fidelity Central Funds		1,126
Income before foreign taxes withheld		1,912,932
Less foreign taxes withheld		(14,132)
Total income		1,898,800

Expenses
Management fee	$ 379,222
Transfer agent fees	78,055
Distribution and service plan fees	47,327
Accounting fees and expenses	35,001
Custodian fees and expenses	13,886
Independent trustees' compensation	292
Registration fees	66,696
Audit	154,786
Legal	141
Miscellaneous	740
Total expenses before reductions	776,146
Expense reductions	(221,060)	555,086
Net investment income (loss)		1,343,714
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,072,466)
Foreign currency transactions	(653,834)
Futures contracts	(406,993)
Swaps	(223,915)
Total net realized gain (loss)		(2,357,208)
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,600,199)
Assets and liabilities in foreign currencies	(262,704)
Futures contracts	(232,803)
Swaps	150,607
Total change in net unrealized appreciation (depreciation)		(1,945,099)
Net gain (loss)		(4,302,307)
Net increase (decrease) in net assets resulting from operations		$ (2,958,593)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,343,714	$ 1,520,987
Net realized gain (loss)	(2,357,208)	(3,123,858)
Change in net unrealized appreciation (depreciation)	(1,945,099)	(2,759,580)
Net increase (decrease) in net assets resulting from operations	(2,958,593)	(4,362,451)
Distributions to shareholders from net investment income	(529,223)	-
Distributions to shareholders from net realized gain	(207,071)	(197,460)
Return of capital	(545,190)	(1,448,132)
Total distributions	(1,281,484)	(1,645,592)
Share transactions - net increase (decrease)	7,271,463	(34,854,834)
Total increase (decrease) in net assets	3,031,386	(40,862,877)

Net Assets
Beginning of period	57,944,488	98,807,365
End of period (including distributions in excess of net investment income of $2,631,416 and distributions in excess of net investment income of $518,981, respectively)	$ 60,975,874	$ 57,944,488

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended December 31,	2014	2013	2012H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.63	$ 10.20	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.176	.177	.083
Net realized and unrealized gain (loss)	(.529)	(.549)	.334
Total from investment operations	(.353)	(.372)	.417
Distributions from net investment income	(.068) J	-	(.080)
Distributions from net realized gain	(.028) J	(.016)	(.137)
Return of capital	(.071)	(.182)	-
Total distributions	(.167)	(.198)	(.217)
Net asset value, end of period	$ 9.11	$ 9.63	$ 10.20
Total ReturnB, C, D	(3.75)%	(3.65)%	4.17%
Ratios to Average Net Assets F, I
Expenses before reductions	1.39%	1.36%	1.60%A
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%A
Expenses net of all reductions	1.00%	1.00%	1.00%A
Net investment income (loss)	1.81%	1.81%	1.33%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,152	$ 3,103	$ 2,768
Portfolio turnover rateG	145%	223%	119% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 22, 2012 (commencement of operations) to December 31, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended December 31,	2014	2013	2012H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.62	$ 10.20	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.176	.177	.083
Net realized and unrealized gain (loss)	(.519)	(.558)	.334
Total from investment operations	(.343)	(.381)	.417
Distributions from net investment income	(.068) J	-	(.080)
Distributions from net realized gain	(.028) J	(.016)	(.137)
Return of capital	(.071)	(.183)	-
Total distributions	(.167)	(.199)	(.217)
Net asset value, end of period	$ 9.11	$ 9.62	$ 10.20
Total ReturnB, C, D	(3.65)%	(3.74)%	4.17%
Ratios to Average Net Assets F, I
Expenses before reductions	1.41%	1.36%	1.59%A
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%A
Expenses net of all reductions	1.00%	1.00%	1.00%A
Net investment income (loss)	1.81%	1.81%	1.33%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,644	$ 3,045	$ 2,827
Portfolio turnover rateG	145%	223%	119% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 22, 2012 (commencement of operations) to December 31, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended December 31,	2014	2013	2012H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.62	$ 10.19	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.103	.103	.036
Net realized and unrealized gain (loss)	(.528)	(.543)	.326
Total from investment operations	(.425)	(.440)	.362
Distributions from net investment income	(.033) J	-	(.035)
Distributions from net realized gain	(.022) J	(.016)	(.137)
Return of capital	(.040)	(.114)	-
Total distributions	(.095)	(.130)	(.172)
Net asset value, end of period	$ 9.10	$ 9.62	$ 10.19
Total ReturnB, C, D	(4.47)%	(4.32)%	3.62%
Ratios to Average Net Assets F, I
Expenses before reductions	2.17%	2.12%	2.35%A
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%A
Expenses net of all reductions	1.75%	1.75%	1.75%A
Net investment income (loss)	1.06%	1.06%	.58%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,713	$ 2,823	$ 2,797
Portfolio turnover rateG	145%	223%	119% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 22, 2012 (commencement of operations) to December 31, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Bond

Years ended December 31,	2014	2013	2012G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.63	$ 10.20	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.200	.203	.099
Net realized and unrealized gain (loss)	(.531)	(.551)	.333
Total from investment operations	(.331)	(.348)	.432
Distributions from net investment income	(.078) I	-	(.095)
Distributions from net realized gain	(.030) I	(.016)	(.137)
Return of capital	(.081)	(.206)	-
Total distributions	(.189)	(.222)	(.232)
Net asset value, end of period	$ 9.11	$ 9.63	$ 10.20
Total ReturnB, C	(3.53)%	(3.41)%	4.32%
Ratios to Average Net Assets E, H
Expenses before reductions	1.06%	1.07%	1.26%A
Expenses net of fee waivers, if any	.75%	.75%	.75%A
Expenses net of all reductions	.75%	.75%	.75%A
Net investment income (loss)	2.06%	2.06%	1.59%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 50,257	$ 46,347	$ 87,752
Portfolio turnover rateF	145%	223%	119% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 22, 2012 (commencement of operations) to December 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended December 31,	2014	2013	2012G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.63	$ 10.20	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.201	.201	.099
Net realized and unrealized gain (loss)	(.532)	(.549)	.333
Total from investment operations	(.331)	(.348)	.432
Distributions from net investment income	(.078) I	-	(.095)
Distributions from net realized gain	(.030) I	(.016)	(.137)
Return of capital	(.081)	(.206)	-
Total distributions	(.189)	(.222)	(.232)
Net asset value, end of period	$ 9.11	$ 9.63	$ 10.20
Total ReturnB, C	(3.53)%	(3.41)%	4.32%
Ratios to Average Net Assets E, H
Expenses before reductions	1.12%	1.08%	1.34%A
Expenses net of fee waivers, if any	.75%	.75%	.75%A
Expenses net of all reductions	.75%	.75%	.75%A
Net investment income (loss)	2.06%	2.06%	1.58%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,210	$ 2,627	$ 2,664
Portfolio turnover rateF	145%	223%	119% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 22, 2012 (commencement of operations) to December 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

Fidelity International Bond Fund (the Fund) is a non-diversified fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Bond and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, closed foreign currency contracts, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency including foreign currency contracts, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, market discount and losses deferred due to wash sales, futures contracts and excise tax regulations.

For the periods ended December 31, 2013 and December 31, 2014, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 921,366
Gross unrealized depreciation	(3,029,781)
Net unrealized appreciation (depreciation) on securities	$ (2,108,415)

Tax Cost	$ 63,141,721

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$ (2,142,568)

The Fund intends to elect to defer to its next fiscal year $2,792,559 of ordinary losses recognized during the period January 1, 2014 to December 31, 2014.

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 647,597	$ 197,460
Long-term Capital Gains	88,697	-
Return of Capital	545,190	1,448,132
Total	$ 1,281,484	$ 1,645,592

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse. A summary of the Fund's derivatives inclusive of potential netting arrangements is presented at the end of the Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Purchased Options	$ (48,695)	$ 9,171
Swaps	(223,915)	150,607
Total Credit Risk	(272,610)	159,778
Foreign Exchange Risk
Foreign Currency Contracts	(594,768)	(242,286)
Interest Rate Risk
Futures Contracts	(406,993)	(232,803)
Totals (a)	$ (1,274,371)	$ (315,311)

(a) A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Foreign Currency Contracts. Foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on foreign currency

Annual Report

4. Derivative Instruments - continued

Foreign Currency Contracts - continued

contracts during the period is included in the Statement of Operations as part of net realized gain (loss) on foreign currency transactions and change in unrealized gain (loss) on assets and liabilities in foreign currencies, respectively.

Any open foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Options - continued

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included on the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable. For the period, the average monthly notional amount for purchased swaptions in the aggregate was $6,716,432.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Annual Report

4. Derivative Instruments - continued

Swaps - continued

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is included in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps." For the period, the average monthly notional amount for swaps in the aggregate was $1,896,309.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Credit Default Swaps - continued

credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $102,268,447 and $91,052,863, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 8,551	$ 6,385
Class T	-%	.25%	7,739	6,227
Class C	.75%	.25%	31,037	27,654
			$ 47,327	$ 40,266

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales are 1.00% for Class C shares .75% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 851
Class T	193
Class C*	46
$ 1,090

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 5,975.17
Class T	5,931.19
Class C	6,196.20
International Bond	55,857.10
Institutional Class	4,096.15
	$ 78,055

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $104 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through February 29, 2016. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.00%	$ 13,348
Class T	1.00%	12,775
Class C	1.75%	12,792
International Bond	.75%	172,021
Institutional Class	.75%	9,963
		$ 220,899

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $151.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested U.S. dollar cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $10.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
From net investment income
Class A	$ 24,003	$ -
Class T	21,756	-
Class C	10,667	-
International Bond	451,022	-
Institutional Class	21,775	-
Total	$ 529,223	$ -
From net realized gain
Class A	$ 10,010	$ 4,760
Class T	8,730	4,505
Class C	6,732	4,465
International Bond	173,548	178,174
Institutional Class	8,051	5,556
Total	$ 207,071	$ 197,460

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders - continued

Years ended December 31,	2014	2013
From return of capital
Class A	$ 25,185	$ 55,624
Class T	22,573	55,472
Class C	12,883	33,737
Global Bond	462,464	1,243,344
Institutional Class	22,085	59,955
Total	$ 545,190	$ 1,448,132

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Class A
Shares sold	80,725	73,601	$ 789,817	$ 725,313
Reinvestment of distributions	6,086	6,097	58,753	59,259
Shares redeemed	(63,069)	(28,799)	(594,551)	(280,209)
Net increase (decrease)	23,742	50,899	$ 254,019	$ 504,363
Class T
Shares sold	40,791	42,121	$ 394,700	$ 411,442
Reinvestment of distributions	5,482	6,161	52,982	59,880
Shares redeemed	(72,326)	(9,109)	(685,892)	(87,059)
Net increase (decrease)	(26,053)	39,173	$ (238,210)	$ 384,263
Class C
Shares sold	78,804	40,592	$ 770,057	$ 398,419
Reinvestment of distributions	3,121	3,907	30,093	37,975
Shares redeemed	(77,178)	(25,382)	(718,302)	(246,282)
Net increase (decrease)	4,747	19,117	$ 81,848	$ 190,112
International Bond
Shares sold	2,797,251	5,056,843	$ 27,442,882	$ 50,634,217
Reinvestment of distributions	105,890	139,392	1,022,343	1,362,761
Shares redeemed	(2,201,421)	(8,987,406)	(21,019,877)	(88,078,426)
Net increase (decrease)	701,720	(3,791,171)	$ 7,445,348	$ (36,081,448)
Institutional Class
Shares sold	12,304	98,155	$ 122,892	$ 993,202
Reinvestment of distributions	5,357	6,728	51,786	65,511
Shares redeemed	(48,016)	(93,201)	(446,220)	(910,837)
Net increase (decrease)	(30,355)	11,682	$ (271,542)	$ 147,876

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 55% of the total outstanding shares of the Fund.

12. Risks of Investing in European Countries.

The recent global financial crisis has created uncertainty surrounding the sovereign debt of many European countries. If there is a default or debt restructuring by any European country, or if one or more countries leave the European Monetary Union or the European Monetary Union dissolves, there may be wide-ranging effects on global markets. Such events could significantly affect the value or liquidity of the Fund's investments in the region or with exposure to the region.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity School Street Trust and the Shareholders of Fidelity International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Bond Fund (a fund of Fidelity School Street Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Bond Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2015

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Elizabeth S. Acton, James C. Curvey, and John Engler, each of the Trustees oversees 233 funds. Ms. Acton and Mr. Engler each oversees 215 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC, President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)
Year of Election or Appointment: 2014 Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present), K12 Inc. (technology-based education company, 2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Robert P. Brown (1963)
Year of Election or Appointment: 2012 Vice President of Fidelity's Bond Funds

Mr. Brown also serves as Vice President of other funds. Mr. Brown serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2010-present), President, Bond Group of FMR (2011-present), Director and Managing Director, Research of Fidelity Management & Research (U.K.) Inc. (2008-present), and is an employee of Fidelity Investments. Previously, Mr. Brown served as President, Money Market Group of FMR (2010-2011) and Vice President of Fidelity's Money Market Funds (2010-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Nancy D. Prior (1967)
Year of Election or Appointment: 2014 Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), President, Fixed Income (2014-present), Vice Chairman of Pyramis Global Advisors, LLC (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond of FMR (2013-2014), President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (2014-present), FMR (2014-present), Fidelity Investments Money Management, Inc. (2014-present), and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Bond Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Institutional Class	02/17/15	02/13/15	$0.032

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2014, $91,953, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $162,101 of distributions paid during the period January 1, 2014 to December 31, 2014 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser, Fidelity SelectCo, LLC, to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in March 2014 and May 2014.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; tactical opportunities for investment; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Bond Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Institutional Class, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.00%, 1.00%, 1.75%, 0.75%, and 0.75% through February 28, 2015.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Money
Management, Inc.

FMR Co., Inc.

Fidelity Management & Research
(Japan) Limited

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)

AIBZI-UANN-0215
1.939014.102

Fidelity®

International Bond

Fund

Annual Report

December 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and other distributions, if any, and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Life of fund A
Fidelity® International Bond Fund	-3.53%	-1.08%

A From May 22, 2012.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Bond Fund, a class of the fund, on May 22, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays® Global Aggregate Ex USD GDP Weighted Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global taxable investment-grade bonds posted a positive return for the 12 months ending December 31, 2014, as prices benefited from continued central bank stimulus that sought to address worries about economic growth, especially in Japan and Europe. The Barclays® Global Aggregate GDP Weighted Index, a measure of worldwide investment-grade bond performance, gained 0.77% in U.S. dollar terms. The international version of the index, which excludes the U.S. but is reported in dollars, returned -2.92%, hurt by the dollar's strong rally versus a basket of major currencies in the second half. Investors were concerned with slowing economic growth outside the U.S., partly reflected in the 45% decline in oil prices since June. As a result, investors snapped up longer-dated bonds in search of higher yields. Several European benchmark bonds hit record lows near period end, and yields were negative for some shorter-term government bonds, amid concerns about possible deflation. The global credit sector within the Barclays Global index, including the U.S. market, outperformed for the year, with strong buying able to absorb a large number of new bond issues.

Comments from Curtis Hollingsworth, who became Lead Portfolio Manager of Fidelity® International Bond Fund on May 19, 2014: For the 12 months ending December 31, 2014, the fund's Retail Class shares returned -3.53%, trailing the -2.92% return of the Barclays® Global Aggregate Ex USD GDP Weighted Index. Bond holdings in the U.S. contributed strong absolute performance versus most geographies. Outside the U.S., the fund suffered lackluster absolute performance. The U.S. dollar rallied against almost every major foreign currency, turning in its best performance since 2005, which worked against the majority of fund assets, which are denominated in non-U.S. currencies. The fund made use of foreign-exchange forwards to help manage currency exposures, although it had fewer derivatives holdings at period end. Currency effects were acute in both Japan and the eurozone. Germany was a particular sore spot, both on an absolute and relative basis. The fund also reduced its cash position, which helped, as bonds outperformed cash. An increased stake in European corporate bonds and government bonds from Spain and Italy helped relative performance in local currency terms. Longer-dated government holdings in France also outperformed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Class A	1.00%
Actual		$ 1,000.00	$ 911.20	$ 4.82
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.09
Class T	1.00%
Actual		$ 1,000.00	$ 912.10	$ 4.82
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.09
Class C	1.75%
Actual		$ 1,000.00	$ 908.00	$ 8.42
HypotheticalA		$ 1,000.00	$ 1,016.38	$ 8.89
International Bond	.75%
Actual		$ 1,000.00	$ 912.50	$ 3.62
HypotheticalA		$ 1,000.00	$ 1,021.42	$ 3.82
Institutional Class	.75%
Actual		$ 1,000.00	$ 912.50	$ 3.62
HypotheticalA		$ 1,000.00	$ 1,021.42	$ 3.82

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Currency Exposure (% of fund's net assets)
	As of December 31, 2014	As of June 30, 2014
European Monetary Unit	42.3%	42.5%
Japanese Yen	15.9%	17.6%
British Pound	7.9%	7.8%
Canadian Dollar	5.2%	5.1%
Korean Won	4.6%	4.3%
Australian Dollar	3.9%	3.9%
Mexican Peso	3.2%	2.9%
Polish Zloty	2.2%	2.1%
South African Rand	2.2%	2.0%
Swiss Franc	1.9%	1.9%
Other	10.7%	9.9%
Percentages are based on exposure to currencies and include the effect of foreign currency contracts, futures contracts, options and swaps, as applicable.
Geographic Diversification (% of fund's net assets)
As of December 31, 2014	As of June 30, 2014
United Kingdom 13.5%	United Kingdom 8.4%
Japan 9.8%	Japan 13.9%
Germany 8.1%	Germany 12.5%
Italy 7.0%	Italy 7.1%
France 6.6%	France 7.8%
United States of America 5.5%	United States of America 5.4%
Canada 4.8%	Canada 4.3%
Korea (South) 4.5%	Korea (South) 3.4%
Mexico 3.9%	Mexico 2.5%
Other 36.3%	Other 34.7%

Percentages are based on country or territory of incorporation and include the effect of futures contracts, options and swaps, as applicable. Foreign currency contracts and other assets and liabilities are included within United States of America, as applicable.

Quality Diversification (% of fund's net assets)
As of December 31, 2014	As of June 30, 2014
U.S. Government and U.S. Government Agency Obligations 0.0%	U.S. Government and U.S. Government Agency Obligations 1.2%
AAA 16.6%	AAA 22.2%
AA 12.2%	AA 28.2%
A 17.8%	A 7.0%
BBB 33.3%	BBB 28.2%
BB and Below 9.4%	BB and Below 4.7%
Not Rated 9.5%	Not Rated 7.9%
Short-Term Investments and Net Other Assets 1.2%	Short-Term Investments and Net Other Assets 0.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Weighted Average Maturity as of December 31, 2014
6 months ago
Years	9.6	9.0

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of December 31, 2014
6 months ago
Years	6.9	6.4

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Asset Allocation (% of fund's net assets)
As of December 31, 2014*	As of June 30, 2014**
Corporate Bonds 24.1%	Corporate Bonds 15.9%
U.S. Government and U.S. Government Agency Obligations 0.0%	U.S. Government and U.S. Government Agency Obligations 1.2%
CMOs and Other Mortgage Related Securities 0.2%	CMOs and Other Mortgage Related Securities 0.2%
Foreign Government and Government Agency Obligations 68.4%	Foreign Government and Government Agency Obligations 77.5%
Other Investments 6.1%	Other Investments 4.6%
Short-Term Investments and Net Other Assets (Liabilities) 1.2%	Short-Term Investments and Net Other Assets (Liabilities) 0.6%

* Futures and Swaps	14.4%	** Futures and Swaps	7.6%
* Foreign Currency Contracts	13.2%	** Foreign Currency Contracts	11.9%

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Nonconvertible Bonds - 24.1%
		Principal Amount (b)	Value
Bailiwick of Jersey - 1.0%
Heathrow Funding Ltd. 6% 3/20/20	GBP	350,000	$ 621,540
Brazil - 0.3%
Banco Nacional de Desenvolvimento Economico e Social 5.75% 9/26/23(c)		200,000	$ 206,000
British Virgin Islands - 0.4%
Sinopec Group Overseas Development 2012 Ltd. 3.9% 5/17/22		225,000	228,951
Cayman Islands - 0.9%
Thames Water Utilities Cayman Finance Ltd. 5.375% 7/21/25 (f)	GBP	170,000	283,387
Yorkshire Water Services Finance Ltd. 6% 4/24/25 (f)	GBP	170,000	287,190
TOTAL CAYMAN ISLANDS			570,577
Finland - 0.4%
Citycon Oyj 3.75% 6/24/20 (Reg. S)	EUR	200,000	270,563
France - 1.3%
BPCE SA 5.7% 10/22/23 (c)		500,000	536,884
Numericable Group SA 5.375% 5/15/22 (Reg. S)	EUR	200,000	249,754
TOTAL FRANCE			786,638
Germany - 0.8%
Muenchener Rueckversicherungs AG 6% 5/26/41 (f)	EUR	100,000	146,562
Symrise AG 1.75% 7/10/19	EUR	100,000	123,601
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5% 1/15/25 (c)		200,000	200,260
TOTAL GERMANY			470,423
Ireland - 1.6%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.5% 5/15/21 (c)		200,000	202,500
Aquarius + Investments PLC for Swiss Reinsurance Co. Ltd. 6.375% 9/1/24 (f)		270,000	280,780
Bank of Ireland 3.25% 1/15/19 (Reg. S)	EUR	400,000	518,982
TOTAL IRELAND			1,002,262
Italy - 2.2%
Assicurazioni Generali SpA 7.75% 12/12/42 (f)	EUR	200,000	302,513
Intesa Sanpaolo SpA 5.017% 6/26/24 (c)		1,089,000	1,056,891
TOTAL ITALY			1,359,404
Luxembourg - 0.6%
Gaz Capital SA (Luxembourg) 3.85% 2/6/20 (Reg. S)		200,000	164,000
Wind Acquisition Finance SA 4.75% 7/15/20 (c)		200,000	189,750
TOTAL LUXEMBOURG			353,750
Nonconvertible Bonds - continued
		Principal Amount (b)	Value
Netherlands - 2.1%
Citycon Treasury BV 2.5% 10/1/24 (Reg. S)	EUR	150,000	$ 186,253
Deutsche Annington Finance BV:
4% (Reg. S) (d)(f)	EUR	200,000	244,430
5% 10/2/23 (c)		300,000	314,613
Petrobras Global Finance BV 5.625% 5/20/43		53,000	43,208
Vesteda Finance BV 1.75% 7/22/19 (Reg. S)	EUR	400,000	491,789
TOTAL NETHERLANDS			1,280,293
Portugal - 1.0%
Banco Espirito Santo SA 4% 1/21/19 (Reg. S)	EUR	500,000	585,337
United Kingdom - 7.4%
Aviva PLC 6.625% 6/3/41 (f)	GBP	450,000	794,894
Barclays Bank PLC 6.75% 1/16/23 (f)	GBP	300,000	510,740
Everything Everywhere Finance PLC 4.375% 3/28/19	GBP	300,000	501,584
Great Rolling Stock Co. Ltd. 6.25% 7/27/20	GBP	115,000	210,480
HSBC Bank PLC 5% 3/20/23 (f)	GBP	175,000	290,117
Imperial Tobacco Finance 9% 2/17/22	GBP	105,000	224,557
Tesco PLC 5% 3/24/23	GBP	350,000	556,263
Travis Perkins PLC 4.375% 9/15/21 (Reg. S)	GBP	400,000	629,019
WM Morrison Supermarkets PLC 4.625% 12/8/23	GBP	500,000	794,547
TOTAL UNITED KINGDOM			4,512,201
United States of America - 4.1%
Albemarle Corp. U.S. 1.875% 12/8/21 (Reg. S)	EUR	150,000	182,133
CCO Holdings LLC/CCO Holdings Capital Corp. 5.25% 9/30/22		190,000	189,525
Chesapeake Energy Corp. 6.125% 2/15/21		160,000	168,000
DCP Midstream LLC 4.75% 9/30/21 (c)		100,000	99,289
Fifth Third Bancorp 8.25% 3/1/38		67,000	100,646
FirstEnergy Corp. 7.375% 11/15/31		133,000	160,979
NiSource Finance Corp. 5.25% 2/15/43		67,000	76,804
Puget Energy, Inc. 5.625% 7/15/22		160,000	185,140
The AES Corp. 4.875% 5/15/23		200,000	198,500
Verizon Communications, Inc.:
5.012% 8/21/54 (c)		189,000	195,530
6.4% 9/15/33		95,000	117,019
Nonconvertible Bonds - continued
		Principal Amount (b)	Value
United States of America - continued
Verizon Communications, Inc.: - continued
6.55% 9/15/43		$ 190,000	$ 243,418
Walgreens Boots Alliance, Inc. 2.875% 11/20/20	GBP	350,000	555,803
TOTAL UNITED STATES OF AMERICA			2,472,786
TOTAL NONCONVERTIBLE BONDS (Cost $14,941,144)			14,720,725
Commercial Mortgage Securities - 0.2%

United States of America - 0.2%
GE Capital Commercial Mortgage Corp. sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49 (Cost $154,107)		135,000	143,462
Foreign Government and Government Agency Obligations - 68.4%

Australia - 3.9%
Australian Commonwealth:
2.75% 4/21/24	AUD	690,000	563,513
4.75% 10/21/15	AUD	540,000	449,360
5.25% 3/15/19	AUD	419,000	383,886
5.5% 1/21/18	AUD	90,000	80,734
5.5% 4/21/23	AUD	115,000	113,681
5.75% 5/15/21	AUD	327,000	318,724
5.75% 7/15/22	AUD	470,000	466,478
TOTAL AUSTRALIA			2,376,376
Belgium - 1.2%
Belgian Kingdom:
2.25% 6/22/23	EUR	237,000	324,138
2.6% 6/22/24 (Reg.S) (c)	EUR	150,000	210,502
4% 3/28/32	EUR	133,000	222,251
TOTAL BELGIUM			756,891
Canada - 4.8%
Canadian Government:
1.25% 2/1/18	CAD	697,000	602,091
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Canada - continued
Canadian Government: - continued
1.25% 9/1/18 (e)	CAD	860,000	$ 741,844
1.5% 3/1/20	CAD	174,000	150,579
2.25% 6/1/25	CAD	131,000	116,396
2.5% 6/1/24	CAD	105,000	95,906
2.75% 6/1/22	CAD	160,000	148,671
4% 6/1/41	CAD	140,000	159,823
5% 6/1/37	CAD	280,000	354,022
5.75% 6/1/29	CAD	275,000	343,913
Ontario Province 4.65% 6/2/41	CAD	200,000	213,696
TOTAL CANADA			2,926,941
Chile - 0.1%
Chilean Republic:
6% 3/1/18	CLP	25,000,000	44,310
6% 3/1/23	CLP	10,000,000	18,830
TOTAL CHILE			63,140
Czech Republic - 0.8%
Czech Republic:
1.5% 10/29/19	CZK	4,810,000	222,925
2.5% 8/25/28	CZK	1,360,000	69,133
4.2% 12/4/36	CZK	290,000	17,863
5.7% 5/25/24	CZK	2,380,000	153,659
TOTAL CZECH REPUBLIC			463,580
Denmark - 0.8%
Danish Kingdom 1.5% 11/15/23	DKK	2,621,000	460,584
France - 4.5%
French Government:
OAT 3.25% 5/25/45	EUR	256,000	405,928
2.25% 5/25/24	EUR	825,000	1,134,965
2.5% 5/25/30	EUR	854,000	1,190,449
TOTAL FRANCE			2,731,342
Germany - 5.4%
German Federal Republic:
1% 8/15/24	EUR	2,248,000	2,835,289
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Germany - continued
German Federal Republic: - continued
2.5% 8/15/46	EUR	110,000	$ 170,713
5.5% 1/4/31	EUR	140,000	281,250
TOTAL GERMANY			3,287,252
Iceland - 1.1%
Republic of Iceland 2.5% 7/15/20	EUR	550,000	670,024
Indonesia - 1.7%
Indonesian Republic 6.875% 1/17/18 (Reg. S)		900,000	1,017,000
Ireland - 0.4%
Irish Republic:
2.4% 5/15/30 (Reg. S)	EUR	72,000	93,739
5.4% 3/13/25	EUR	104,000	173,398
TOTAL IRELAND			267,137
Israel - 1.2%
Israeli State:
2.5% 5/31/16	ILS	492,000	129,960
3.75% 3/31/24	ILS	425,000	121,997
5.5% 1/31/22	ILS	341,000	108,391
5.5% 1/31/42	ILS	121,000	40,872
6% 2/28/19	ILS	1,035,000	318,218
TOTAL ISRAEL			719,438
Italy - 4.8%
Buoni Poliennali del Tesoro:
2.15% 12/15/21	EUR	468,000	593,940
3.5% 12/1/18	EUR	826,000	1,102,300
Italian Republic:
4.5% 3/1/26	EUR	433,000	645,718
5% 8/1/34	EUR	315,000	500,877
5% 9/1/40	EUR	65,000	103,850
TOTAL ITALY			2,946,685
Japan - 9.8%
Japan Government:
0.5% 9/20/24	JPY	6,350,000	53,987
0.6% 3/20/24	JPY	212,750,000	1,829,524
0.6% 6/20/24	JPY	6,950,000	59,708
1.4% 9/20/34	JPY	112,950,000	1,001,523
1.5% 3/20/34	JPY	60,650,000	549,291
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Japan - continued
Japan Government: - continued
1.5% 6/20/34	JPY	11,450,000	$ 103,468
1.7% 3/20/32	JPY	22,150,000	209,682
1.7% 12/20/32	JPY	22,350,000	210,618
1.7% 12/20/43	JPY	11,100,000	102,526
1.8% 9/20/43	JPY	23,650,000	223,220
1.9% 12/20/28	JPY	26,700,000	261,650
2% 6/20/22	JPY	98,450,000	935,784
2% 3/20/42	JPY	16,100,000	158,140
2.4% 3/20/48	JPY	20,050,000	217,679
2.5% 6/20/34	JPY	8,100,000	85,092
TOTAL JAPAN			6,001,892
Korea (South) - 4.5%
Korean Republic:
2.75% 3/10/18	KRW	1,473,770,000	1,371,985
3% 3/10/23	KRW	560,000,000	529,634
3% 9/10/24	KRW	107,920,000	102,055
3% 12/10/42	KRW	222,320,000	207,370
3.125% 3/10/19	KRW	443,020,000	419,192
3.5% 3/10/24	KRW	130,500,000	128,289
TOTAL KOREA (SOUTH)			2,758,525
Malaysia - 0.7%
Malaysian Government:
3.48% 3/15/23	MYR	921,000	251,412
3.814% 2/15/17	MYR	545,000	156,481
4.935% 9/30/43	MYR	42,000	12,263
TOTAL MALAYSIA			420,156
Mexico - 3.9%
United Mexican States:
2.375% 4/9/21	EUR	272,000	341,503
3.625% 4/9/29	EUR	100,000	133,465
4.75% 6/14/18	MXN	14,874,000	1,005,907
8.5% 5/31/29	MXN	11,249,000	921,302
TOTAL MEXICO			2,402,177
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Netherlands - 1.0%
Dutch Government:
1.75% 7/15/23 (Reg. S)	EUR	235,000	$ 312,805
2.5% 1/15/33	EUR	192,000	281,841
TOTAL NETHERLANDS			594,646
New Zealand - 0.4%
New Zealand Government:
4.5% 4/15/27	NZD	36,000	29,953
5.5% 4/15/23	NZD	72,000	63,448
6% 12/15/17	NZD	190,000	158,311
TOTAL NEW ZEALAND			251,712
Norway - 0.3%
Kingdom of Norway:
4.25% 5/19/17	NOK	362,000	52,439
4.5% 5/22/19	NOK	520,000	80,230
Norway Government Bond 3% 3/14/24	NOK	367,000	55,383
TOTAL NORWAY			188,052
Poland - 2.0%
Polish Government:
4% 10/25/23	PLN	806,000	256,355
5% 4/25/16	PLN	1,539,000	452,413
5.5% 10/25/19	PLN	1,253,000	407,445
5.75% 9/23/22	PLN	96,000	33,581
5.75% 4/25/29	PLN	122,000	46,835
TOTAL POLAND			1,196,629
Russia - 0.6%
Russian Federation:
7% 8/16/23	RUB	8,921,000	98,388
7.05% 1/19/28	RUB	3,375,000	34,861
7.35% 1/20/16	RUB	7,776,000	119,680
7.5% 2/27/19	RUB	10,262,000	130,070
TOTAL RUSSIA			382,999
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Singapore - 0.6%
Republic of Singapore:
3.25% 9/1/20	SGD	406,000	$ 328,981
3.375% 9/1/33	SGD	50,000	40,971
TOTAL SINGAPORE			369,952
South Africa - 2.0%
South African Republic:
6.25% 3/31/36	ZAR	3,152,000	211,296
6.75% 3/31/21	ZAR	1,400,000	115,846
8% 12/21/18	ZAR	3,331,000	295,041
8% 1/31/30	ZAR	1,653,000	138,650
8.25% 9/15/17	ZAR	1,187,000	105,840
8.75% 1/31/44	ZAR	1,088,000	93,916
10.5% 12/21/26	ZAR	2,279,000	236,911
TOTAL SOUTH AFRICA			1,197,500
Spain - 3.8%
Spanish Kingdom:
2.1% 4/30/17	EUR	147,000	184,437
3.75% 10/31/18	EUR	788,000	1,063,460
4.4% 10/31/23 (c)	EUR	527,000	788,869
4.65% 7/30/25	EUR	21,000	32,395
5.15% 10/31/44	EUR	133,000	230,122
TOTAL SPAIN			2,299,283
Sweden - 0.6%
Sweden Kingdom 2.5% 5/12/25	SEK	2,340,000	345,796
Switzerland - 1.3%
Switzerland Confederation:
1.25% 6/11/24	CHF	608,000	664,813
3.5% 4/8/33	CHF	80,000	120,290
TOTAL SWITZERLAND			785,103
Thailand - 0.9%
Kingdom of Thailand:
3.45% 3/8/19	THB	5,720,000	180,843
3.625% 6/16/23	THB	10,423,000	339,750
4.875% 6/22/29	THB	1,397,000	50,351
TOTAL THAILAND			570,944
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Turkey - 1.7%
Turkish Republic:
8.3% 6/20/18	TRY	595,000	$ 258,945
8.5% 9/14/22	TRY	499,000	221,013
8.8% 11/14/18	TRY	507,000	224,556
8.8% 9/27/23	TRY	353,000	159,977
9% 1/27/16	TRY	362,000	156,303
TOTAL TURKEY			1,020,794
United Kingdom - 3.6%
United Kingdom, Great Britain and Northern Ireland:
1.75% 7/22/19 (Reg.S)	GBP	267,000	426,820
3.25% 1/22/44	GBP	173,000	311,071
4.25% 6/7/32	GBP	16,000	32,189
4.5% 9/7/34	GBP	208,000	434,986
4.5% 12/7/42	GBP	448,000	985,500
TOTAL UNITED KINGDOM			2,190,566
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $43,277,591)			41,663,116
Preferred Securities - 6.1%

Belgium - 0.4%
KBC Groupe SA 5.625% (Reg. S) (d)(f)	EUR	200,000	237,050
France - 0.8%
Credit Agricole SA 6.625% (c)(d)(f)		200,000	194,181
EDF SA 5.625% (Reg. S) (d)(f)		300,000	323,600
TOTAL FRANCE			517,781
Germany - 1.9%
RWE AG 4.625% (d)(f)	EUR	920,000	1,138,982
Sweden - 0.5%
Vattenfall Treasury AB 5.25% (d)(f)	EUR	220,000	277,646
Preferred Securities - continued
		Principal Amount (b)	Value
United Kingdom - 2.5%
Barclays Bank PLC 7.625% 11/21/22		$ 1,130,000	$ 1,245,329
HSBC Holdings PLC 5.25% (d)(f)	EUR	250,000	307,125
TOTAL UNITED KINGDOM			1,552,454
TOTAL PREFERRED SECURITIES (Cost $4,016,780)			3,723,913
Money Market Funds - 1.3%
	Shares
Fidelity Cash Central Fund, 0.13% (a) (Cost $782,090)	782,090	782,090
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $63,171,712)		61,033,306
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(57,432)
NET ASSETS - 100%		$ 60,975,874
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Bond Index Contracts
9 Eurex Euro-Bund Contracts (Germany)	March 2015	$ 1,697,494	$ 26,981
Treasury Contracts
1 CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	March 2015	165,188	904
TOTAL PURCHASED		1,862,682	27,885
Futures Contracts - continued
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold
Bond Index Contracts
19 LIFFE Medium Gilt Contracts (United Kingdom)	March 2015	$ 3,292,122	$ (24,327)
Treasury Contracts
25 CBOT 10 Year U.S. Treasury Note Contracts (United States)	March 2015	3,169,922	(26,018)
8 CBOT 2 Year U.S. Treasury Note Contracts (United States)	March 2015	1,748,750	(16)
17 CBOT Long Term U.S. Treasury Bond Contracts (United States)	March 2015	2,457,563	(59,369)
TOTAL TREASURY CONTRACTS		7,376,235	(85,403)
TOTAL SOLD		10,668,357	(109,730)
		$ 12,531,039	$ (81,845)

The face value of futures purchased as a percentage of net assets is 3.1%
The face value of futures sold as a percentage of net assets is 17.5%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $8,647,389
Foreign Currency Contracts
Settlement Date	Currency	Counterparty	Type	Quantity	Contract Amount (b)	Unrealized Appreciation/ (Depreciation)
1/2/15	MXN	JPMorgan Chase Bank, N.A.	Buy	1,991,177	$ 135,383	$ (423)
1/5/15	AUD	JPMorgan Chase Bank, N.A.	Buy	57,097	46,815	(202)
1/5/15	CHF	JPMorgan Chase Bank, N.A.	Buy	43,823	44,282	(203)
2/10/15	BRL	Citibank, N.A.	Buy	422,000	154,296	2,899
Foreign Currency Contracts - continued
Settlement Date	Currency	Counterparty	Type	Quantity	Contract Amount (b)	Unrealized Appreciation/ (Depreciation)
2/10/15	BRL	Morgan Stanley Cap. Group	Sell	422,000	$ 154,579	$ (2,616)
2/10/15	CAD	BNP Paribas	Sell	78,000	68,230	1,146
2/10/15	CAD	Barclays Bank PLC	Buy	256,000	225,841	(5,668)
2/10/15	CAD	Barclays Bank PLC	Sell	399,000	351,778	8,618
2/10/15	CAD	Goldman Sachs Bank USA	Buy	491,000	429,021	(6,736)
2/10/15	CAD	JPMorgan Chase Bank, N.A.	Buy	47,000	40,571	(148)
2/10/15	CAD	JPMorgan Chase Bank, N.A.	Sell	33,000	28,352	(30)
2/10/15	CAD	Morgan Stanley Cap. Group	Sell	40,000	35,239	836
2/10/15	CHF	Barclays Bank PLC	Sell	29,000	30,128	941
2/10/15	CHF	Barclays Bank PLC	Sell	129,000	133,559	3,728
2/10/15	CHF	Goldman Sachs Bank USA	Buy	560,000	578,820	(15,214)
2/10/15	CHF	JPMorgan Chase Bank, N.A.	Sell	22,000	22,242	101
2/10/15	CZK	Barclays Bank PLC	Sell	904,000	40,688	1,179
2/10/15	CZK	Citibank, N.A.	Buy	3,100,000	138,995	(3,511)
2/10/15	CZK	JPMorgan Chase Bank, N.A.	Buy	665,000	29,187	(124)
2/10/15	DKK	Citibank, N.A.	Buy	774,000	129,452	(3,643)
2/10/15	DKK	JPMorgan Chase Bank, N.A.	Sell	359,000	60,007	1,654
Foreign Currency Contracts - continued
Settlement Date	Currency	Counterparty	Type	Quantity	Contract Amount (b)	Unrealized Appreciation/ (Depreciation)
2/10/15	DKK	JPMorgan Chase Bank, N.A.	Sell	392,000	$ 65,644	$ 1,927
2/10/15	EUR	BNP Paribas	Sell	31,000	38,132	606
2/10/15	EUR	Barclays Bank PLC	Buy	25,000	30,708	(445)
2/10/15	EUR	Barclays Bank PLC	Buy	31,000	38,510	(985)
2/10/15	EUR	Barclays Bank PLC	Buy	100,000	124,265	(3,215)
2/10/15	EUR	Barclays Bank PLC	Buy	134,000	167,665	(5,457)
2/10/15	EUR	Barclays Bank PLC	Buy	290,000	357,068	(6,022)
2/10/15	EUR	Barclays Bank PLC	Buy	310,000	384,022	(8,766)
2/10/15	EUR	Barclays Bank PLC	Buy	359,000	451,080	(16,509)
2/10/15	EUR	Barclays Bank PLC	Buy	424,000	531,477	(18,224)
2/10/15	EUR	Barclays Bank PLC	Buy	3,152,000	3,930,166	(114,657)
2/10/15	EUR	Barclays Bank PLC	Sell	21,000	25,766	345
2/10/15	EUR	Barclays Bank PLC	Sell	38,000	46,848	849
2/10/15	EUR	Barclays Bank PLC	Sell	61,000	75,781	1,940
2/10/15	EUR	Barclays Bank PLC	Sell	68,000	84,583	2,269
2/10/15	EUR	Barclays Bank PLC	Sell	68,000	85,080	2,765
2/10/15	EUR	Barclays Bank PLC	Sell	100,000	124,926	3,876
2/10/15	EUR	Barclays Bank PLC	Sell	123,000	153,682	4,790
2/10/15	EUR	Barclays Bank PLC	Sell	2,252,000	2,802,087	76,032
2/10/15	EUR	Goldman Sachs Bank USA	Buy	3,108,000	3,867,710	(105,464)
2/10/15	EUR	JPMorgan Chase Bank, N.A.	Buy	110,000	137,855	(4,699)
Foreign Currency Contracts - continued
Settlement Date	Currency	Counterparty	Type	Quantity	Contract Amount (b)	Unrealized Appreciation/ (Depreciation)
2/10/15	EUR	JPMorgan Chase Bank, N.A.	Buy	184,000	$ 223,659	$ (926)
2/10/15	EUR	JPMorgan Chase Bank, N.A.	Sell	77,000	94,030	821
2/10/15	EUR	Morgan Stanley Cap. Group	Buy	42,000	52,334	(1,493)
2/10/15	EUR	Morgan Stanley Cap. Group	Buy	300,000	373,350	(10,199)
2/10/15	EUR	Morgan Stanley Cap. Group	Sell	179,000	222,838	6,158
2/10/15	EUR	Morgan Stanley Cap. Group	Sell	389,000	487,734	16,848
2/10/15	GBP	BNP Paribas	Sell	116,000	181,420	674
2/10/15	GBP	Barclays Bank PLC	Buy	7,000	10,969	(62)
2/10/15	GBP	Barclays Bank PLC	Buy	13,000	20,339	(83)
2/10/15	GBP	Barclays Bank PLC	Buy	26,000	40,838	(326)
2/10/15	GBP	Barclays Bank PLC	Buy	33,000	51,554	(135)
2/10/15	GBP	Barclays Bank PLC	Sell	5,000	7,844	53
2/10/15	GBP	Barclays Bank PLC	Sell	15,000	23,473	101
2/10/15	GBP	Barclays Bank PLC	Sell	196,000	311,113	5,715
2/10/15	GBP	Barclays Bank PLC	Sell	250,000	390,950	1,412
2/10/15	GBP	Barclays Bank PLC	Sell	334,000	526,877	6,453
2/10/15	GBP	Barclays Bank PLC	Sell	601,000	944,778	8,327
2/10/15	GBP	Citibank, N.A.	Sell	854,000	1,356,605	25,941
Foreign Currency Contracts - continued
Settlement Date	Currency	Counterparty	Type	Quantity	Contract Amount (b)	Unrealized Appreciation/ (Depreciation)
2/10/15	GBP	JPMorgan Chase Bank, N.A.	Sell	10,000	$ 15,754	$ 173
2/10/15	GBP	JPMorgan Chase Bank, N.A.	Sell	41,000	63,955	70
2/10/15	GBP	Morgan Stanley Cap. Group	Sell	25,000	39,662	708
2/10/15	GBP	Morgan Stanley Cap. Group	Sell	76,000	118,928	508
2/10/15	HKD	Goldman Sachs Bank USA	Buy	393,000	50,695	(17)
2/10/15	ILS	Barclays Bank PLC	Sell	74,000	19,422	450
2/10/15	ILS	Goldman Sachs Bank USA	Buy	74,000	19,515	(543)
2/10/15	ILS	JPMorgan Chase Bank, N.A.	Buy	229,000	58,887	(176)
2/10/15	JPY	BNP Paribas	Buy	13,250,000	111,738	(1,084)
2/10/15	JPY	BNP Paribas	Buy	197,650,000	1,715,842	(65,223)
2/10/15	JPY	Barclays Bank PLC	Buy	1,800,000	15,025	7
2/10/15	JPY	Barclays Bank PLC	Buy	2,000,000	16,907	(204)
2/10/15	JPY	Barclays Bank PLC	Sell	4,050,000	34,038	216
2/10/15	JPY	Barclays Bank PLC	Sell	5,900,000	50,046	774
2/10/15	JPY	Barclays Bank PLC	Sell	22,022,000	185,917	2,006
2/10/15	JPY	Barclays Bank PLC	Sell	58,300,000	504,775	17,899
2/10/15	JPY	Barclays Bank PLC	Sell	69,100,000	571,122	(5,948)
2/10/15	JPY	Goldman Sachs Bank USA	Buy	477,500,000	4,164,686	(176,976)
Foreign Currency Contracts - continued
Settlement Date	Currency	Counterparty	Type	Quantity	Contract Amount (b)	Unrealized Appreciation/ (Depreciation)
2/10/15	JPY	JPMorgan Chase Bank, N.A.	Buy	47,100,000	$ 391,031	$ 2,312
2/10/15	JPY	JPMorgan Chase Bank, N.A.	Sell	131,250,000	1,098,700	2,601
2/10/15	JPY	Morgan Stanley Cap. Group	Sell	9,650,000	84,227	3,638
2/10/15	KRW	Citibank, N.A.	Buy	142,756,000	129,311	974
2/10/15	KRW	Citibank, N.A.	Sell	324,400,000	294,909	(1,152)
2/10/15	KRW	Goldman Sachs Bank USA	Buy	181,644,000	166,830	(1,053)
2/10/15	KRW	JPMorgan Chase Bank, N.A.	Buy	148,900,000	136,418	(525)
2/10/15	MXN	Barclays Bank PLC	Buy	447,000	32,779	(2,549)
2/10/15	MXN	Goldman Sachs Bank USA	Sell	447,000	32,682	2,453
2/10/15	NOK	Barclays Bank PLC	Sell	204,000	29,325	1,982
2/10/15	NOK	Goldman Sachs Bank USA	Buy	204,000	29,677	(2,334)
2/10/15	NZD	Citibank, N.A.	Buy	43,000	33,578	(164)
2/10/15	NZD	Citibank, N.A.	Sell	43,000	32,904	(510)
2/10/15	PLN	Barclays Bank PLC	Buy	379,000	111,247	(4,380)
2/10/15	PLN	Goldman Sachs Bank USA	Sell	379,000	111,394	4,528
2/10/15	PLN	JPMorgan Chase Bank, N.A.	Buy	376,000	106,465	(444)
2/10/15	SEK	Barclays Bank PLC	Sell	178,000	23,690	854
Foreign Currency Contracts - continued
Settlement Date	Currency	Counterparty	Type	Quantity	Contract Amount (b)	Unrealized Appreciation/ (Depreciation)
2/10/15	SEK	Goldman Sachs Bank USA	Buy	4,178,000	$ 564,740	$ (28,726)
2/10/15	SEK	JPMorgan Chase Bank, N.A.	Sell	733,000	98,742	4,702
2/10/15	SGD	Barclays Bank PLC	Buy	72,000	55,800	(1,495)
2/10/15	SGD	Goldman Sachs Bank USA	Sell	72,000	55,660	1,354
2/10/15	THB	JPMorgan Chase Bank, N.A.	Buy	1,213,000	36,756	56
2/10/15	THB	JPMorgan Chase Bank, N.A.	Buy	1,609,000	48,675	155
2/10/15	THB	JPMorgan Chase Bank, N.A.	Sell	1,609,000	48,703	(127)
2/10/15	TRY	Citibank, N.A.	Buy	270,000	117,523	(2,856)
2/10/15	TRY	Goldman Sachs Bank USA	Sell	270,000	117,322	2,655
2/10/15	TRY	JPMorgan Chase Bank, N.A.	Buy	167,000	71,074	(150)
2/10/15	ZAR	BNP Paribas	Sell	1,033,000	92,385	3,608
2/10/15	ZAR	Barclays Bank PLC	Buy	1,033,000	92,822	(4,044)
2/10/15	ZAR	Barclays Bank PLC	Buy	1,549,000	136,131	(3,008)
2/10/15	ZAR	Goldman Sachs Bank USA	Sell	1,549,000	136,555	3,432
2/10/15	ZAR	JPMorgan Chase Bank, N.A.	Buy	1,245,000	107,234	(237)
						$ (392,991)

For the period, the average contract value for foreign currency contracts was $32,775,267. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively.

Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
CHF	-	Swiss franc
CLP	-	Chilean peso
CZK	-	Czech koruna
DKK	-	Danish krone
EUR	-	European Monetary Unit
GBP	-	British pound
ILS	-	Israeli shekel
JPY	-	Japanese yen
KRW	-	Korean won
MXN	-	Mexican peso
MYR	-	Malyasian ringgit
NOK	-	Norwegian krone
NZD	-	New Zealand dollar
PLN	-	Polish zloty (new)
RUB	-	Russian ruble
SEK	-	Swedish krona
SGD	-	Singapore dollar
THB	-	Thai baht
TRY	-	Turkish Lira
ZAR	-	South African rand
Legend

(a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) Amount is stated in United States dollars unless otherwise noted.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,195,269 or 6.9% of net assets.

(d) Security is perpetual in nature with no stated maturity date.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $145,781.
(f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,126
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 14,720,725	$ -	$ 14,720,725	$ -
Commercial Mortgage Securities	143,462	-	143,462	-
Foreign Government and Government Agency Obligations	41,663,116	-	41,663,116	-
Preferred Securities	3,723,913	-	3,723,913	-
Money Market Funds	782,090	782,090	-	-
Total Investments in Securities:	$ 61,033,306	$ 782,090	$ 60,251,216	$ -
Derivative Instruments:
Assets
Foreign Currency Contracts	$ 247,119	$ -	$ 247,119	$ -
Futures Contracts	27,885	27,885	-	-
Total Assets	$ 275,004	$ 27,885	$ 247,119	$ -
Liabilities
Foreign Currency Contracts	$ (640,110)	$ -	$ (640,110)	$ -
Futures Contracts	(109,730)	(109,730)	-	-
Total Liabilities	$ (749,840)	$ (109,730)	$ (640,110)	$ -
Total Derivative Instruments:	$ (474,836)	$ (81,845)	$ (392,991)	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Foreign Exchange Risk
Foreign Currency Contracts (a)	$ 247,119	$ (640,110)
Interest Rate Risk
Futures Contracts (b)	27,885	(109,730)
Total Value of Derivatives	$ 275,004	$ (749,840)
(a) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on foreign currency contracts line-items.

(b) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

The following table is a summary of the Fund's derivatives inclusive of potential netting arrangements.
Counterparty	Value of Derivative Assets	Value of Derivative Liabilities	Collateral Received (b)	Collateral Pledged (b)	Net (a)
Barclays Bank PLC	$ 153,581	$ (202,182)	$ -	$ -	$ (48,601)
Citibank, N.A.	29,814	(11,836)	-	-	17,978
Morgan Stanley Cap. Group	28,696	(14,308)	-	-	14,388
JPMorgan Chase Bank, N.A.	14,572	(8,414)	-	-	6,158
Goldman Sachs Bank USA	14,422	(337,063)	-	-	(322,641)
BNP Paribas	6,034	(66,307)	-	-	(60,273)
Exchange Traded Futures	27,885	(109,730)	-	81,845	-
Total	$ 275,004	$ (749,840)

(a) Net represents the receivable / (payable) that would be due from / (to) the counterparty in an event of default. Netting may be allowed across transactions traded under the same legal agreement with the same legal entity. Please refer to Derivative Instruments - Risk Exposures and the Use of Derivative Instruments section in the accompanying Notes to Financial Statements.

(b) Reflects collateral received from or pledged to an individual counterparty, excluding any excess or initial collateral amounts.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $62,389,622)	$ 60,251,216
Fidelity Central Funds (cost $782,090)	782,090
Total Investments (cost $63,171,712)		$ 61,033,306
Cash		173
Foreign currency held at value (cost $80,671)		80,275
Receivable for investments sold		25
Unrealized appreciation on foreign currency contracts		247,119
Receivable for fund shares sold		144,558
Interest receivable		647,088
Distributions receivable from Fidelity Central Funds		29
Receivable for daily variation margin for derivative instruments		545
Prepaid expenses		202
Receivable from investment adviser for expense reductions		13,132
Total assets		62,166,452

Liabilities
Payable for investments purchased	$ 351,102
Unrealized depreciation on foreign currency contracts	640,110
Payable for fund shares redeemed	55,145
Accrued management fee	28,763
Distribution and service plan fees payable	3,477
Payable for daily variation margin for derivative instruments	17,221
Other affiliated payables	9,149
Other payables and accrued expenses	85,611
Total liabilities		1,190,578

Net Assets		$ 60,975,874
Net Assets consist of:
Paid in capital		$ 66,221,084
Distributions in excess of net investment income		(2,631,416)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		32,638
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,646,432)
Net Assets		$ 60,975,874

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

December 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,152,391 ÷ 346,128 shares)	$ 9.11

Maximum offering price per share (100/96.00 of $9.11)	$ 9.49
Class T: Net Asset Value and redemption price per share ($2,643,854 ÷ 290,324 shares)	$ 9.11

Maximum offering price per share (100/96.00 of $9.11)	$ 9.49
Class C: Net Asset Value and offering price per share ($2,713,498 ÷ 298,201 shares)A	$ 9.10

International Bond: Net Asset Value, offering price and redemption price per share ($50,256,603 ÷ 5,515,603 shares)	$ 9.11

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,209,528 ÷ 242,521 shares)	$ 9.11

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2014

Investment Income
Dividends		$ 145,363
Interest		1,766,443
Income from Fidelity Central Funds		1,126
Income before foreign taxes withheld		1,912,932
Less foreign taxes withheld		(14,132)
Total income		1,898,800

Expenses
Management fee	$ 379,222
Transfer agent fees	78,055
Distribution and service plan fees	47,327
Accounting fees and expenses	35,001
Custodian fees and expenses	13,886
Independent trustees' compensation	292
Registration fees	66,696
Audit	154,786
Legal	141
Miscellaneous	740
Total expenses before reductions	776,146
Expense reductions	(221,060)	555,086
Net investment income (loss)		1,343,714
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,072,466)
Foreign currency transactions	(653,834)
Futures contracts	(406,993)
Swaps	(223,915)
Total net realized gain (loss)		(2,357,208)
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,600,199)
Assets and liabilities in foreign currencies	(262,704)
Futures contracts	(232,803)
Swaps	150,607
Total change in net unrealized appreciation (depreciation)		(1,945,099)
Net gain (loss)		(4,302,307)
Net increase (decrease) in net assets resulting from operations		$ (2,958,593)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,343,714	$ 1,520,987
Net realized gain (loss)	(2,357,208)	(3,123,858)
Change in net unrealized appreciation (depreciation)	(1,945,099)	(2,759,580)
Net increase (decrease) in net assets resulting from operations	(2,958,593)	(4,362,451)
Distributions to shareholders from net investment income	(529,223)	-
Distributions to shareholders from net realized gain	(207,071)	(197,460)
Return of capital	(545,190)	(1,448,132)
Total distributions	(1,281,484)	(1,645,592)
Share transactions - net increase (decrease)	7,271,463	(34,854,834)
Total increase (decrease) in net assets	3,031,386	(40,862,877)

Net Assets
Beginning of period	57,944,488	98,807,365
End of period (including distributions in excess of net investment income of $2,631,416 and distributions in excess of net investment income of $518,981, respectively)	$ 60,975,874	$ 57,944,488

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended December 31,	2014	2013	2012H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.63	$ 10.20	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.176	.177	.083
Net realized and unrealized gain (loss)	(.529)	(.549)	.334
Total from investment operations	(.353)	(.372)	.417
Distributions from net investment income	(.068) J	-	(.080)
Distributions from net realized gain	(.028) J	(.016)	(.137)
Return of capital	(.071)	(.182)	-
Total distributions	(.167)	(.198)	(.217)
Net asset value, end of period	$ 9.11	$ 9.63	$ 10.20
Total ReturnB, C, D	(3.75)%	(3.65)%	4.17%
Ratios to Average Net Assets F, I
Expenses before reductions	1.39%	1.36%	1.60%A
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%A
Expenses net of all reductions	1.00%	1.00%	1.00%A
Net investment income (loss)	1.81%	1.81%	1.33%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,152	$ 3,103	$ 2,768
Portfolio turnover rateG	145%	223%	119% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 22, 2012 (commencement of operations) to December 31, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended December 31,	2014	2013	2012H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.62	$ 10.20	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.176	.177	.083
Net realized and unrealized gain (loss)	(.519)	(.558)	.334
Total from investment operations	(.343)	(.381)	.417
Distributions from net investment income	(.068) J	-	(.080)
Distributions from net realized gain	(.028) J	(.016)	(.137)
Return of capital	(.071)	(.183)	-
Total distributions	(.167)	(.199)	(.217)
Net asset value, end of period	$ 9.11	$ 9.62	$ 10.20
Total ReturnB, C, D	(3.65)%	(3.74)%	4.17%
Ratios to Average Net Assets F, I
Expenses before reductions	1.41%	1.36%	1.59%A
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%A
Expenses net of all reductions	1.00%	1.00%	1.00%A
Net investment income (loss)	1.81%	1.81%	1.33%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,644	$ 3,045	$ 2,827
Portfolio turnover rateG	145%	223%	119% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 22, 2012 (commencement of operations) to December 31, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended December 31,	2014	2013	2012H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.62	$ 10.19	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.103	.103	.036
Net realized and unrealized gain (loss)	(.528)	(.543)	.326
Total from investment operations	(.425)	(.440)	.362
Distributions from net investment income	(.033) J	-	(.035)
Distributions from net realized gain	(.022) J	(.016)	(.137)
Return of capital	(.040)	(.114)	-
Total distributions	(.095)	(.130)	(.172)
Net asset value, end of period	$ 9.10	$ 9.62	$ 10.19
Total ReturnB, C, D	(4.47)%	(4.32)%	3.62%
Ratios to Average Net Assets F, I
Expenses before reductions	2.17%	2.12%	2.35%A
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%A
Expenses net of all reductions	1.75%	1.75%	1.75%A
Net investment income (loss)	1.06%	1.06%	.58%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,713	$ 2,823	$ 2,797
Portfolio turnover rateG	145%	223%	119% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 22, 2012 (commencement of operations) to December 31, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Bond

Years ended December 31,	2014	2013	2012G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.63	$ 10.20	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.200	.203	.099
Net realized and unrealized gain (loss)	(.531)	(.551)	.333
Total from investment operations	(.331)	(.348)	.432
Distributions from net investment income	(.078) I	-	(.095)
Distributions from net realized gain	(.030) I	(.016)	(.137)
Return of capital	(.081)	(.206)	-
Total distributions	(.189)	(.222)	(.232)
Net asset value, end of period	$ 9.11	$ 9.63	$ 10.20
Total ReturnB, C	(3.53)%	(3.41)%	4.32%
Ratios to Average Net Assets E, H
Expenses before reductions	1.06%	1.07%	1.26%A
Expenses net of fee waivers, if any	.75%	.75%	.75%A
Expenses net of all reductions	.75%	.75%	.75%A
Net investment income (loss)	2.06%	2.06%	1.59%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 50,257	$ 46,347	$ 87,752
Portfolio turnover rateF	145%	223%	119% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 22, 2012 (commencement of operations) to December 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended December 31,	2014	2013	2012G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.63	$ 10.20	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.201	.201	.099
Net realized and unrealized gain (loss)	(.532)	(.549)	.333
Total from investment operations	(.331)	(.348)	.432
Distributions from net investment income	(.078) I	-	(.095)
Distributions from net realized gain	(.030) I	(.016)	(.137)
Return of capital	(.081)	(.206)	-
Total distributions	(.189)	(.222)	(.232)
Net asset value, end of period	$ 9.11	$ 9.63	$ 10.20
Total ReturnB, C	(3.53)%	(3.41)%	4.32%
Ratios to Average Net Assets E, H
Expenses before reductions	1.12%	1.08%	1.34%A
Expenses net of fee waivers, if any	.75%	.75%	.75%A
Expenses net of all reductions	.75%	.75%	.75%A
Net investment income (loss)	2.06%	2.06%	1.58%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,210	$ 2,627	$ 2,664
Portfolio turnover rateF	145%	223%	119% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 22, 2012 (commencement of operations) to December 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

Fidelity International Bond Fund (the Fund) is a non-diversified fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Bond and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, closed foreign currency contracts, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency including foreign currency contracts, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, market discount and losses deferred due to wash sales, futures contracts and excise tax regulations.

For the periods ended December 31, 2013 and December 31, 2014, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 921,366
Gross unrealized depreciation	(3,029,781)
Net unrealized appreciation (depreciation) on securities	$ (2,108,415)

Tax Cost	$ 63,141,721

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$ (2,142,568)

The Fund intends to elect to defer to its next fiscal year $2,792,559 of ordinary losses recognized during the period January 1, 2014 to December 31, 2014.

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 647,597	$ 197,460
Long-term Capital Gains	88,697	-
Return of Capital	545,190	1,448,132
Total	$ 1,281,484	$ 1,645,592

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse. A summary of the Fund's derivatives inclusive of potential netting arrangements is presented at the end of the Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Purchased Options	$ (48,695)	$ 9,171
Swaps	(223,915)	150,607
Total Credit Risk	(272,610)	159,778
Foreign Exchange Risk
Foreign Currency Contracts	(594,768)	(242,286)
Interest Rate Risk
Futures Contracts	(406,993)	(232,803)
Totals (a)	$ (1,274,371)	$ (315,311)

(a) A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Foreign Currency Contracts. Foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on foreign currency

Annual Report

4. Derivative Instruments - continued

Foreign Currency Contracts - continued

contracts during the period is included in the Statement of Operations as part of net realized gain (loss) on foreign currency transactions and change in unrealized gain (loss) on assets and liabilities in foreign currencies, respectively.

Any open foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Options - continued

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included on the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable. For the period, the average monthly notional amount for purchased swaptions in the aggregate was $6,716,432.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Annual Report

4. Derivative Instruments - continued

Swaps - continued

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is included in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps." For the period, the average monthly notional amount for swaps in the aggregate was $1,896,309.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Credit Default Swaps - continued

credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $102,268,447 and $91,052,863, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 8,551	$ 6,385
Class T	-%	.25%	7,739	6,227
Class C	.75%	.25%	31,037	27,654
			$ 47,327	$ 40,266

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales are 1.00% for Class C shares .75% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 851
Class T	193
Class C*	46
$ 1,090

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 5,975.17
Class T	5,931.19
Class C	6,196.20
International Bond	55,857.10
Institutional Class	4,096.15
	$ 78,055

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $104 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through February 29, 2016. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.00%	$ 13,348
Class T	1.00%	12,775
Class C	1.75%	12,792
International Bond	.75%	172,021
Institutional Class	.75%	9,963
		$ 220,899

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $151.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested U.S. dollar cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $10.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
From net investment income
Class A	$ 24,003	$ -
Class T	21,756	-
Class C	10,667	-
International Bond	451,022	-
Institutional Class	21,775	-
Total	$ 529,223	$ -
From net realized gain
Class A	$ 10,010	$ 4,760
Class T	8,730	4,505
Class C	6,732	4,465
International Bond	173,548	178,174
Institutional Class	8,051	5,556
Total	$ 207,071	$ 197,460

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders - continued

Years ended December 31,	2014	2013
From return of capital
Class A	$ 25,185	$ 55,624
Class T	22,573	55,472
Class C	12,883	33,737
Global Bond	462,464	1,243,344
Institutional Class	22,085	59,955
Total	$ 545,190	$ 1,448,132

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Class A
Shares sold	80,725	73,601	$ 789,817	$ 725,313
Reinvestment of distributions	6,086	6,097	58,753	59,259
Shares redeemed	(63,069)	(28,799)	(594,551)	(280,209)
Net increase (decrease)	23,742	50,899	$ 254,019	$ 504,363
Class T
Shares sold	40,791	42,121	$ 394,700	$ 411,442
Reinvestment of distributions	5,482	6,161	52,982	59,880
Shares redeemed	(72,326)	(9,109)	(685,892)	(87,059)
Net increase (decrease)	(26,053)	39,173	$ (238,210)	$ 384,263
Class C
Shares sold	78,804	40,592	$ 770,057	$ 398,419
Reinvestment of distributions	3,121	3,907	30,093	37,975
Shares redeemed	(77,178)	(25,382)	(718,302)	(246,282)
Net increase (decrease)	4,747	19,117	$ 81,848	$ 190,112
International Bond
Shares sold	2,797,251	5,056,843	$ 27,442,882	$ 50,634,217
Reinvestment of distributions	105,890	139,392	1,022,343	1,362,761
Shares redeemed	(2,201,421)	(8,987,406)	(21,019,877)	(88,078,426)
Net increase (decrease)	701,720	(3,791,171)	$ 7,445,348	$ (36,081,448)
Institutional Class
Shares sold	12,304	98,155	$ 122,892	$ 993,202
Reinvestment of distributions	5,357	6,728	51,786	65,511
Shares redeemed	(48,016)	(93,201)	(446,220)	(910,837)
Net increase (decrease)	(30,355)	11,682	$ (271,542)	$ 147,876

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 55% of the total outstanding shares of the Fund.

12. Risks of Investing in European Countries.

The recent global financial crisis has created uncertainty surrounding the sovereign debt of many European countries. If there is a default or debt restructuring by any European country, or if one or more countries leave the European Monetary Union or the European Monetary Union dissolves, there may be wide-ranging effects on global markets. Such events could significantly affect the value or liquidity of the Fund's investments in the region or with exposure to the region.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity School Street Trust and the Shareholders of Fidelity International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Bond Fund (a fund of Fidelity School Street Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Bond Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2015

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Elizabeth S. Acton, James C. Curvey, and John Engler, each of the Trustees oversees 233 funds. Ms. Acton and Mr. Engler each oversees 215 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC, President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)
Year of Election or Appointment: 2014 Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present), K12 Inc. (technology-based education company, 2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Robert P. Brown (1963)
Year of Election or Appointment: 2012 Vice President of Fidelity's Bond Funds

Mr. Brown also serves as Vice President of other funds. Mr. Brown serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2010-present), President, Bond Group of FMR (2011-present), Director and Managing Director, Research of Fidelity Management & Research (U.K.) Inc. (2008-present), and is an employee of Fidelity Investments. Previously, Mr. Brown served as President, Money Market Group of FMR (2010-2011) and Vice President of Fidelity's Money Market Funds (2010-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Nancy D. Prior (1967)
Year of Election or Appointment: 2014 Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), President, Fixed Income (2014-present), Vice Chairman of Pyramis Global Advisors, LLC (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond of FMR (2013-2014), President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (2014-present), FMR (2014-present), Fidelity Investments Money Management, Inc. (2014-present), and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Bond Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity International Bond Fund	02/17/15	02/13/15	$0.032

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2014, $91,953, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $162,101 of distributions paid during the period January 1, 2014 to December 31, 2014 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser, Fidelity SelectCo, LLC, to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in March 2014 and May 2014.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; tactical opportunities for investment; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Bond Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Institutional Class, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.00%, 1.00%, 1.75%, 0.75%, and 0.75% through February 28, 2015.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Money
Management, Inc.

FMR Co., Inc.

Fidelity Management & Research
(Japan) Limited

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

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Telephone (FAST®)
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Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

IBZ-UANN-0215
1.939050.102

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Global Bond

Fund - Class A, Class T,
and Class C

Annual Report

December 31, 2014

(Fidelity Cover Art)

Class A, Class T, and
Class C are classes of
Fidelity® Global Bond Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and other distributions, if any, and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Life of fundA
Class A (incl. 4.00% sales charge)	-3.92%	-1.87%
Class T (incl. 4.00% sales charge)	-3.92%	-1.87%
Class C (incl. contingent deferred sales charge) B	-1.63%	-1.08%

A From May 22, 2012.

B Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Bond Fund - Class A on May 22, 2012, when the fund started, and the current 4.00% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Barclays® Global Aggregate GDP Weighted Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global taxable investment-grade bonds posted a positive return for the 12 months ending December 31, 2014, as prices benefited from continued central bank stimulus that sought to address worries about economic growth, especially in Japan and Europe. The Barclays® Global Aggregate GDP Weighted Index, a measure of worldwide investment-grade bond performance, gained 0.77% in U.S. dollar terms. The international version of the index, which excludes the U.S. but is reported in dollars, returned -2.92%, hurt by the dollar's strong rally versus a basket of major currencies in the second half. Investors were concerned with slowing economic growth outside the U.S., partly reflected in the 45% decline in oil prices since June. As a result, investors snapped up longer-dated bonds in search of higher yields. Several European benchmark bonds hit record lows near period end, and yields were negative for some shorter-term government bonds, amid concerns about possible deflation. The global credit sector within the Barclays Global index, including the U.S. market, outperformed for the year, with strong buying able to absorb a large number of new bond issues.

Comments from Curtis Hollingsworth, who became Lead Portfolio Manager of Fidelity® Advisor Global Bond Fund on May 19, 2014: For the 12 months ending December 31, 2014, the fund's Class, A, Class T, and Class C shares returned 0.08%, -0.65%, and 0.08%, respectively, (excluding sales charges), trailing the 0.77% return of the Barclays® Global Aggregate GDP Weighted Index. Bond holdings in the U.S. contributed strong absolute performance versus most geographies, aided by strong security selection. Outside the U.S., the fund suffered lackluster absolute performance. The U.S. dollar rallied against almost every major foreign currency, turning in its best performance since 2005, which worked against the 60% of fund assets denominated in non-U.S. currencies. The fund made use of foreign-exchange forwards to help manage currency exposures, although it had fewer derivatives holdings at period end. Currency effects were acute in both Japan and the eurozone. Germany was a particular sore spot, both on an absolute and relative basis. The fund also reduced its cash position, which helped, as bonds outperformed cash. An increased stake in European corporate bonds and government bonds from Spain and Italy helped relative performance in local currency terms. Longer-dated government holdings in France also outperformed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Class A	1.00%
Actual		$ 1,000.00	$ 951.90	$ 4.92
Hypothetical A		$ 1,000.00	$ 1,020.16	$ 5.09
Class T	1.00%
Actual		$ 1,000.00	$ 951.90	$ 4.92
Hypothetical A		$ 1,000.00	$ 1,020.16	$ 5.09
Class C	1.75%
Actual		$ 1,000.00	$ 948.90	$ 8.60
Hypothetical A		$ 1,000.00	$ 1,016.38	$ 8.89
Global Bond	.75%
Actual		$ 1,000.00	$ 953.20	$ 3.69
Hypothetical A		$ 1,000.00	$ 1,021.42	$ 3.82
Institutional Class	.75%
Actual		$ 1,000.00	$ 953.20	$ 3.69
Hypothetical A		$ 1,000.00	$ 1,021.42	$ 3.82

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .01%.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's fixed-income central funds.
Currency Exposure (% of fund's net assets)
	As of December 31, 2014	As of June 30, 2014
US Dollar	43.3%	41.7%
European Monetary Unit	26.2%	26.0%
Japanese Yen	10.4%	11.3%
British Pound	4.9%	4.8%
Canadian Dollar	2.9%	2.8%
Other	12.3%	13.4%
Percentages are based on exposure to currencies and include the effect of foreign currency contracts, futures contracts, options and swaps, as applicable.
Geographic Diversification (% of fund's net assets)
As of December 31, 2014	As of June 30, 2014
United States of America 38.3%	United States of America 31.4%
United Kingdom 10.6%	United Kingdom 7.5%
Japan 6.5%	Japan 9.0%
Germany 5.9%	Germany 5.5%
France 4.7%	France 7.4%
Italy 3.8%	Italy 5.0%
Spain 2.6%	Spain 3.0%
Mexico 2.3%	Mexico 2.8%
Australia 2.2%	Australia 1.9%
Other 23.1%	Other 26.5%

Percentages are based on country or territory of incorporation and include the effect of futures contracts, options and swaps, as applicable. Foreign currency contracts and other assets and liabilities are included within United States of America, as applicable.

Quality Diversification (% of fund's net assets)
As of December 31, 2014	As of June 30, 2014
U.S. Government and U.S. Government Agency Obligations 16.6%	U.S. Government and U.S. Government Agency Obligations 16.9%
AAA 10.6%	AAA 11.7%
AA 8.3%	AA 20.6%
A 14.0%	A 8.8%
BBB 32.2%	BBB 31.0%
BB and Below 8.8%	BB and Below 5.5%
Not Rated 6.1%	Not Rated 5.1%
Short-Term Investments and Net Other Assets 3.4%	Short-Term Investments and Net Other Assets 0.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Weighted Average Maturity as of December 31, 2014
6 months ago
Years	8.8	8.4

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of December 31, 2014
6 months ago
Years	6.3	6.2

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Asset Allocation (% of fund's net assets)
As of December 31, 2014*		As of June 30, 2014**
	Corporate Bonds 29.5%		Corporate Bonds 25.7%
	U.S. Government and U.S. Government Agency Obligations 16.6%		U.S. Government and U.S. Government Agency Obligations 16.9%
	Asset-Backed Securities 1.2%		Asset-Backed Securities 0.0%
	CMOs and Other Mortgage Related Securities 4.6%		CMOs and Other Mortgage Related Securities 4.6%
	Municipal Bonds 0.4%		Municipal Bonds 0.6%
	Foreign Government and Government Agency Obligations 39.3%		Foreign Government and Government Agency Obligations 46.3%
	Other Investments 5.0%		Other Investments 5.5%
	Short-Term Investments and Net Other Assets (Liabilities) 3.4%		Short-Term Investments and Net Other Assets (Liabilities) 0.4%
* Futures and Swaps	5.1%	** Futures and Swaps	6.8%
* Foreign Currency Contracts	0.9%	** Foreign Currency Contracts	(0.3)%

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investments in underlying non- money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable.

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Nonconvertible Bonds - 29.5%
		Principal Amount (b)	Value
Bailiwick of Jersey - 0.6%
Heathrow Funding Ltd. 6% 3/20/20	GBP	200,000	$ 355,166
Brazil - 0.3%
Banco Nacional de Desenvolvimento Economico e Social 5.75% 9/26/23 (c)		$ 200,000	206,000
British Virgin Islands - 0.3%
Sinopec Group Overseas Development 2012 Ltd. 3.9% 5/17/22		200,000	203,512
Cayman Islands - 1.2%
Petrobras International Finance Co. Ltd. 5.75% 1/20/20		67,000	64,703
Thames Water Utilities Cayman Finance Ltd. 5.375% 7/21/25 (g)	GBP	195,000	325,062
Yorkshire Water Services Finance Ltd. 6% 4/24/25 (g)	GBP	200,000	337,870
TOTAL CAYMAN ISLANDS			727,635
Czech Republic - 0.4%
Ceske Energeticke Zavody A/S 4.25% 4/3/22 (c)		250,000	265,828
Finland - 0.5%
Citycon Oyj 3.75% 6/24/20 (Reg. S)	EUR	220,000	297,619
France - 1.1%
BPCE SA 5.7% 10/22/23 (c)		400,000	429,507
Numericable Group SA 5.375% 5/15/22 (Reg. S)	EUR	200,000	249,754
TOTAL FRANCE			679,261
Germany - 0.8%
Muenchener Rueckversicherungs AG 6% 5/26/41 (g)	EUR	100,000	146,562
Symrise AG 1.75% 7/10/19	EUR	100,000	123,601
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5% 1/15/25 (c)		200,000	200,260
TOTAL GERMANY			470,423
Ireland - 1.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.5% 5/15/21 (c)		150,000	151,875
Aquarius + Investments PLC for Swiss Reinsurance Co. Ltd. 6.375% 9/1/24 (g)		280,000	291,179
Bank of Ireland 3.25% 1/15/19 (Reg. S)	EUR	250,000	324,364
TOTAL IRELAND			767,418
Italy - 1.2%
Assicurazioni Generali SpA 7.75% 12/12/42 (g)	EUR	200,000	302,513
Intesa Sanpaolo SpA 5.017% 6/26/24 (c)		457,000	443,525
TOTAL ITALY			746,038
Nonconvertible Bonds - continued
		Principal Amount (b)	Value
Luxembourg - 0.6%
Gaz Capital SA (Luxembourg) 3.85% 2/6/20 (Reg. S)		$ 200,000	$ 164,000
Wind Acquisition Finance SA 4.75% 7/15/20 (c)		200,000	189,750
TOTAL LUXEMBOURG			353,750
Mexico - 0.8%
Petroleos Mexicanos:
5.5% 6/27/44		133,000	135,660
6.5% 6/2/41		333,000	382,118
TOTAL MEXICO			517,778
Netherlands - 1.5%
Citycon Treasury BV 2.5% 10/1/24 (Reg. S)	EUR	150,000	186,253
Deutsche Annington Finance BV:
4% (Reg. S) (d)(g)	EUR	100,000	122,215
5% 10/2/23 (c)		200,000	209,742
Petrobras Global Finance BV 5.625% 5/20/43		87,000	70,927
Vesteda Finance BV 1.75% 7/22/19 (Reg. S)	EUR	250,000	307,368
TOTAL NETHERLANDS			896,505
Portugal - 0.6%
Banco Espirito Santo SA 4% 1/21/19 (Reg. S)	EUR	300,000	351,202
United Kingdom - 6.2%
Aviva PLC 6.625% 6/3/41 (g)	GBP	277,000	489,302
Barclays Bank PLC 6.75% 1/16/23 (g)	GBP	150,000	255,370
BP Capital Markets PLC 4.5% 10/1/20		27,000	29,213
Everything Everywhere Finance PLC 4.375% 3/28/19	GBP	300,000	501,584
Great Rolling Stock Co. Ltd. 6.25% 7/27/20	GBP	150,000	274,540
HSBC Bank PLC 5% 3/20/23 (g)	GBP	150,000	248,672
Imperial Tobacco Finance 9% 2/17/22	GBP	155,000	331,489
Tesco PLC 5% 3/24/23	GBP	300,000	476,797
Travis Perkins PLC 4.375% 9/15/21 (Reg. S)	GBP	350,000	550,391
WM Morrison Supermarkets PLC 4.625% 12/8/23	GBP	400,000	635,638
TOTAL UNITED KINGDOM			3,792,996
United States of America - 12.1%
Air Lease Corp.:
2.125% 1/15/18		32,000	31,440
4.25% 9/15/24		52,000	52,390
Albemarle Corp. U.S. 1.875% 12/8/21 (Reg. S)	EUR	150,000	182,133
Alcoa, Inc.:
5.125% 10/1/24		43,000	45,570
5.4% 4/15/21		103,000	111,553
Nonconvertible Bonds - continued
		Principal Amount (b)	Value
United States of America - continued
American Transmission Systems, Inc. 5% 9/1/44 (c)		$ 23,000	$ 24,605
Anadarko Petroleum Corp. 6.375% 9/15/17		80,000	88,950
Bank of America Corp.:
4.25% 10/22/26		61,000	60,863
5.7% 1/24/22		75,000	86,883
5.875% 1/5/21		25,000	28,987
Becton, Dickinson & Co.:
2.675% 12/15/19		18,000	18,237
4.685% 12/15/44		17,000	18,308
BioMed Realty LP 2.625% 5/1/19		12,000	11,989
Brandywine Operating Partnership LP:
3.95% 2/15/23		183,000	184,555
4.1% 10/1/24		62,000	62,125
4.55% 10/1/29		62,000	62,695
CCO Holdings LLC/CCO Holdings Capital Corp. 5.25% 9/30/22		190,000	189,525
Chesapeake Energy Corp. 6.125% 2/15/21		720,000	756,000
Citigroup, Inc. 1.85% 11/24/17		121,000	120,870
DCP Midstream LLC 4.75% 9/30/21 (c)		153,000	151,912
Discover Financial Services 3.85% 11/21/22		213,000	216,707
Dominion Resources, Inc. 2.5566% 9/30/66 (g)		18,000	16,925
Duke Realty LP:
3.75% 12/1/24		22,000	22,260
6.5% 1/15/18		87,000	97,943
Enterprise Products Operating LP 2.55% 10/15/19		13,000	12,869
ERP Operating LP 4.625% 12/15/21		213,000	233,024
Express Scripts Holding Co. 4.75% 11/15/21		13,000	14,346
Fifth Third Bancorp 8.25% 3/1/38		67,000	100,646
FirstEnergy Corp.:
2.75% 3/15/18		155,000	156,211
7.375% 11/15/31		340,000	411,524
General Motors Co.:
3.5% 10/2/18		30,000	30,600
6.25% 10/2/43		7,000	8,362
General Motors Financial Co., Inc.:
2.625% 7/10/17		20,000	20,087
3% 9/25/17		35,000	35,395
3.25% 5/15/18		20,000	20,025
3.5% 7/10/19		51,000	52,077
4.25% 5/15/23		15,000	15,298
4.375% 9/25/21		106,000	110,638
4.75% 8/15/17		25,000	26,365
Nonconvertible Bonds - continued
		Principal Amount (b)	Value
United States of America - continued
JPMorgan Chase & Co.:
4.25% 10/15/20		$ 28,000	$ 30,103
4.35% 8/15/21		28,000	30,427
4.625% 5/10/21		28,000	30,817
4.95% 3/25/20		23,000	25,408
Kinder Morgan Holding Co. LLC 4.3% 6/1/25		128,000	128,429
Lazard Group LLC:
4.25% 11/14/20		27,000	28,457
6.85% 6/15/17		11,000	12,246
Liberty Property LP:
3.375% 6/15/23		233,000	227,155
4.75% 10/1/20		67,000	72,203
Morgan Stanley:
1.875% 1/5/18		151,000	150,634
4.875% 11/1/22		50,000	53,104
5% 11/24/25		110,000	117,383
5.75% 1/25/21		100,000	114,795
NiSource Finance Corp.:
4.45% 12/1/21		100,000	108,050
5.25% 2/15/43		240,000	275,119
Omega Healthcare Investors, Inc. 4.5% 1/15/25 (c)		20,000	19,796
Prudential Financial, Inc. 4.5% 11/16/21		200,000	218,034
Puget Energy, Inc.:
5.625% 7/15/22		160,000	185,140
6% 9/1/21		15,000	17,548
6.5% 12/15/20		23,000	27,029
Retail Opportunity Investments Partnership LP 4% 12/15/24		14,000	14,029
Synchrony Financial:
1.875% 8/15/17		15,000	15,030
3% 8/15/19		22,000	22,241
3.75% 8/15/21		33,000	33,709
Tanger Properties LP 3.75% 12/1/24		42,000	42,326
The AES Corp. 4.875% 5/15/23		200,000	198,500
The Dow Chemical Co. 4.125% 11/15/21		120,000	126,793
The Williams Companies, Inc. 4.55% 6/24/24		32,000	29,759
TIAA Asset Management Finance LLC 2.95% 11/1/19 (c)		18,000	18,035
Verizon Communications, Inc.:
5.012% 8/21/54 (c)		195,000	201,737
6.4% 9/15/33		98,000	120,715
6.55% 9/15/43		195,000	249,824
Nonconvertible Bonds - continued
		Principal Amount (b)	Value
United States of America - continued
Walgreens Boots Alliance, Inc.:
1.75% 11/17/17		$ 16,000	$ 16,041
2.7% 11/18/19		35,000	35,178
2.875% 11/20/20	GBP	200,000	317,602
3.3% 11/18/21		42,000	42,292
3.8% 11/18/24		32,000	32,637
WellPoint, Inc. 4.625% 5/15/42		73,000	76,603
Western Gas Partners LP 5.375% 6/1/21		8,000	8,777
TOTAL UNITED STATES OF AMERICA			7,364,597
TOTAL NONCONVERTIBLE BONDS (Cost $18,190,000)			17,995,728
U.S. Government Agency - Mortgage Securities - 8.8%

Fannie Mae - 5.9%
2.5% 10/1/29		99,457	101,399
2.5% 1/1/30 (e)		100,000	101,844
3% 7/1/43 to 10/1/43		969,998	982,895
3.5% 1/1/30 (e)		100,000	105,648
3.5% 4/1/43		294,551	307,714
4% 8/1/42 to 9/1/44		777,349	831,033
4.5% 1/1/42		184,044	200,004
4.5% 1/1/45 (e)		200,000	217,172
5% 1/1/45 (e)		200,000	220,970
5.5% 6/1/25 to 5/1/37		480,172	536,758
TOTAL FANNIE MAE			3,605,437
Freddie Mac - 1.7%
3.5% 4/1/43		393,428	410,191
4% 2/1/41		99,969	106,817
4% 1/1/45 (e)		100,000	106,624
4.5% 3/1/41 to 4/1/41		192,950	209,495
4.5% 1/1/45 (e)		200,000	216,859
TOTAL FREDDIE MAC			1,049,986
Ginnie Mae - 1.2%
3.5% 5/20/43 to 8/20/43		290,714	305,646
3.5% 1/1/45 (e)		100,000	105,007
U.S. Government Agency - Mortgage Securities - continued
		Principal Amount (b)	Value
Ginnie Mae - continued
4% 11/20/41		$ 96,650	$ 103,701
4% 1/1/45 (e)		200,000	214,389
TOTAL GINNIE MAE			728,743
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $5,325,920)			5,384,166
Asset-Backed Securities - 1.2%

Capital Auto Receivables Asset Trust Series 2014-2 Class D, 2.81% 8/20/19		25,000	24,985
Santander Drive Auto Receivables Trust:
Series 2013-5 Class D, 2.73% 10/15/19		64,000	64,165
Series 2014-1 Class D, 2.91% 4/15/20		63,000	63,166
Series 2014-4:
Class C, 2.6% 11/16/20		35,000	35,059
Class D, 3.1% 11/16/20		60,000	60,077
Springcastle SPV Series 2014-AA Class A, 2.7% 5/25/23 (c)		113,486	113,713
Truman Capital Mortgage Loan Trust:
Series 2014-NPL2 Class A1, 3.125% 6/25/54 (c)		47,143	47,082
Series 2014-NPL3 Class A1, 3.125% 4/25/53 (c)		66,037	65,954
Vericrest Opportunity Loan Trust Series 2014-NPL7 Class A1, 3.125% 8/27/57 (c)		233,146	232,821
TOTAL ASSET-BACKED SECURITIES (Cost $707,645)			707,022
Commercial Mortgage Securities - 4.6%

United States of America - 4.6%
GE Capital Commercial Mortgage Corp. sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49		310,000	329,430
LB-UBS Commercial Mortgage Trust sequential payer Series 2007-C1 Class A4, 5.424% 2/15/40		728,494	780,109
Wachovia Bank Commercial Mortgage Trust sequential payer:
Series 2007-C30 Class A5, 5.342% 12/15/43		500,000	533,593
Commercial Mortgage Securities - continued
		Principal Amount (b)	Value
United States of America - continued
Wachovia Bank Commercial Mortgage Trust sequential payer: - continued
Series 2007-C32 Class A3, 5.9028% 6/15/49 (g)		$ 225,000	$ 241,519
Series 2007-C33 Class A4, 6.1399% 2/15/51 (g)		896,536	957,921
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,999,167)			2,842,572
U.S. Government and Government Agency Obligations - 7.8%

U.S. Treasury Obligations - 7.8%
U.S. Treasury Bonds:
3% 11/15/44		415,000	436,139
3.125% 8/15/44		451,000	485,529
U.S. Treasury Notes:
0.875% 10/15/17		2,607,000	2,596,202
0.875% 11/15/17		320,000	318,325
1% 12/15/17		469,000	467,937
1.625% 12/31/19		290,000	289,570
2.25% 11/15/24		200,000	201,344
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $4,748,869)			4,795,046
Foreign Government and Government Agency Obligations - 39.3%

Australia - 2.2%
Australian Commonwealth:
2.75% 4/21/24	AUD	680,000	555,346
4.75% 10/21/15	AUD	125,000	104,019
4.75% 6/15/16	AUD	504,000	425,920
5.5% 4/21/23	AUD	38,000	37,564
5.75% 5/15/21	AUD	68,000	66,279
5.75% 7/15/22	AUD	175,000	173,688
TOTAL AUSTRALIA			1,362,816
Belgium - 0.9%
Belgian Kingdom:
2.25% 6/22/23	EUR	224,000	306,358
2.6% 6/22/24 (Reg.S) (c)	EUR	173,000	242,778
TOTAL BELGIUM			549,136
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Canada - 2.2%
Canadian Government:
1.25% 2/1/18	CAD	338,000	$ 291,975
2.25% 6/1/25	CAD	113,000	100,403
2.75% 6/1/22 (f)	CAD	526,000	488,757
4% 6/1/41	CAD	118,000	134,708
5% 6/1/37	CAD	110,000	139,080
5.75% 6/1/29	CAD	49,000	61,279
Ontario Province 4.65% 6/2/41	CAD	110,000	117,533
TOTAL CANADA			1,333,735
Chile - 0.1%
Chilean Republic 6% 3/1/18	CLP	30,000,000	53,172
Czech Republic - 0.3%
Czech Republic:
1.5% 10/29/19	CZK	1,830,000	84,813
2.5% 8/25/28	CZK	80,000	4,067
4.2% 12/4/36	CZK	270,000	16,631
5.7% 5/25/24	CZK	900,000	58,106
TOTAL CZECH REPUBLIC			163,617
Denmark - 0.4%
Danish Kingdom 1.5% 11/15/23	DKK	1,270,000	223,175
France - 2.9%
French Government:
OAT 3.25% 5/25/45	EUR	115,000	182,350
2.25% 5/25/24	EUR	488,000	671,349
2.5% 5/25/30	EUR	639,000	890,746
TOTAL FRANCE			1,744,445
Germany - 3.4%
German Federal Republic:
1% 8/15/24	EUR	1,017,000	1,282,692
4% 1/4/37	EUR	70,000	129,429
4.75% 7/4/28	EUR	364,000	659,014
TOTAL GERMANY			2,071,135
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Iceland - 0.9%
Republic of Iceland 2.5% 7/15/20	EUR	450,000	$ 548,201
Indonesia - 1.6%
Indonesian Republic 6.875% 1/17/18 (Reg. S)		850,000	960,500
Ireland - 0.5%
Irish Republic:
2.4% 5/15/30 (Reg. S)	EUR	78,000	101,551
4.5% 4/18/20	EUR	34,000	49,567
5.4% 3/13/25	EUR	85,000	141,719
TOTAL IRELAND			292,837
Israel - 0.4%
Israeli State:
3.75% 3/31/24	ILS	33,000	9,473
5.5% 1/31/22	ILS	296,000	94,087
5.5% 1/31/42	ILS	28,000	9,458
6% 2/28/19	ILS	519,000	159,570
TOTAL ISRAEL			272,588
Italy - 2.6%
Buoni Poliennali del Tesoro:
1.5% 12/15/16	EUR	26,000	32,048
2.15% 12/15/21	EUR	172,000	218,285
3.5% 12/1/18	EUR	319,000	425,707
4.5% 5/1/23	EUR	93,000	137,158
Italian Republic:
4.5% 3/1/26	EUR	96,000	143,162
5% 8/1/34	EUR	188,000	298,936
5% 9/1/40	EUR	23,000	36,747
6% 5/1/31	EUR	20,000	34,996
6.5% 11/1/27	EUR	154,000	271,502
TOTAL ITALY			1,598,541
Japan - 6.5%
Japan Government:
0.5% 9/20/24	JPY	11,700,000	99,472
0.5% 12/20/24	JPY	1,400,000	11,886
0.6% 3/20/24	JPY	158,000,000	1,358,706
0.6% 6/20/24	JPY	1,500,000	12,887
1.4% 9/20/34	JPY	73,100,000	648,174
1.5% 3/20/34	JPY	12,450,000	112,756
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Japan - continued
Japan Government: - continued
1.5% 6/20/34	JPY	57,850,000	$ 522,761
1.6% 3/20/33	JPY	4,250,000	39,399
1.7% 12/20/43	JPY	6,000,000	55,419
1.7% 3/20/44	JPY	1,950,000	18,008
1.8% 3/20/43	JPY	31,450,000	296,855
1.8% 9/20/43	JPY	7,550,000	71,260
1.9% 12/20/28	JPY	9,250,000	90,647
2% 6/20/22	JPY	57,500,000	546,547
2.4% 3/20/48	JPY	3,100,000	33,656
2.5% 6/20/34	JPY	4,500,000	47,273
TOTAL JAPAN			3,965,706
Korea (South) - 1.9%
Korean Republic:
2.75% 3/10/18	KRW	658,700,000	613,207
3% 9/10/24	KRW	128,310,000	121,337
3% 12/10/42	KRW	90,360,000	84,284
3.125% 3/10/19	KRW	178,280,000	168,691
3.5% 3/10/24	KRW	209,000,000	205,458
TOTAL KOREA (SOUTH)			1,192,977
Malaysia - 0.3%
Malaysian Government:
3.48% 3/15/23	MYR	417,000	113,831
3.814% 2/15/17	MYR	195,000	55,989
4.935% 9/30/43	MYR	4,000	1,168
TOTAL MALAYSIA			170,988
Mexico - 1.5%
United Mexican States:
2.375% 4/9/21	EUR	258,000	323,925
3.625% 4/9/29	EUR	100,000	133,465
4.75% 6/14/18	MXN	3,927,000	265,577
8.5% 5/31/29	MXN	2,578,000	211,140
TOTAL MEXICO			934,107
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Netherlands - 0.5%
Dutch Government:
1.75% 7/15/23 (Reg. S)	EUR	54,000	$ 71,879
2.5% 1/15/33	EUR	167,000	245,143
TOTAL NETHERLANDS			317,022
New Zealand - 0.2%
New Zealand Government:
4.5% 4/15/27	NZD	25,000	20,801
5.5% 4/15/23	NZD	26,000	22,912
6% 12/15/17	NZD	107,000	89,154
TOTAL NEW ZEALAND			132,867
Norway - 0.1%
Kingdom of Norway:
4.25% 5/19/17	NOK	191,000	27,668
4.5% 5/22/19	NOK	277,000	42,738
Norway Government Bond 3% 3/14/24	NOK	159,000	23,994
TOTAL NORWAY			94,400
Poland - 0.8%
Polish Government:
3.25% 7/25/25	PLN	60,000	18,089
4% 10/25/23	PLN	275,000	87,466
5% 4/25/16	PLN	575,000	169,030
5.5% 10/25/19	PLN	530,000	172,343
5.75% 9/23/22	PLN	27,000	9,445
5.75% 4/25/29	PLN	31,000	11,901
TOTAL POLAND			468,274
Russia - 0.7%
Russian Federation:
5% 4/29/20		300,000	278,925
7% 8/16/23	RUB	4,135,000	45,604
7.05% 1/19/28	RUB	681,000	7,034
7.35% 1/20/16	RUB	2,831,000	43,572
7.5% 2/27/19	RUB	3,700,000	46,897
TOTAL RUSSIA			422,032
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Singapore - 0.2%
Republic of Singapore:
3.25% 9/1/20	SGD	162,000	$ 131,268
3.375% 9/1/33	SGD	21,000	17,208
TOTAL SINGAPORE			148,476
South Africa - 0.8%
South African Republic:
6.25% 3/31/36	ZAR	1,800,000	120,664
7.75% 2/28/23	ZAR	2,900,000	249,444
8% 12/21/18	ZAR	467,000	41,364
8.25% 9/15/17	ZAR	320,000	28,533
8.75% 1/31/44	ZAR	307,000	26,500
TOTAL SOUTH AFRICA			466,505
Spain - 2.6%
Spanish Kingdom:
2.1% 4/30/17	EUR	319,000	400,242
3.75% 10/31/18	EUR	474,000	639,696
4.4% 10/31/23 (c)	EUR	276,000	413,146
5.15% 10/31/44	EUR	83,000	143,610
TOTAL SPAIN			1,596,694
Sweden - 0.3%
Sweden Kingdom 2.5% 5/12/25	SEK	1,135,000	167,726
Switzerland - 0.7%
Switzerland Confederation:
1.25% 6/11/24	CHF	331,000	361,929
3.5% 4/8/33	CHF	50,000	75,181
TOTAL SWITZERLAND			437,110
Thailand - 0.4%
Kingdom of Thailand:
3.45% 3/8/19	THB	2,889,000	91,338
3.625% 6/16/23	THB	4,279,000	139,479
4.875% 6/22/29	THB	290,000	10,452
TOTAL THAILAND			241,269
Turkey - 0.6%
Turkish Republic:
7.1% 3/8/23	TRY	45,000	18,370
8.3% 6/20/18	TRY	144,000	62,669
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Turkey - continued
Turkish Republic: - continued
8.5% 9/14/22	TRY	198,000	$ 87,697
8.8% 11/14/18	TRY	260,000	115,157
8.8% 9/27/23	TRY	105,000	47,585
9% 1/27/16	TRY	156,000	67,357
TOTAL TURKEY			398,835
United Kingdom - 2.8%
United Kingdom, Great Britain and Northern Ireland:
1.75% 7/22/19 (Reg.S)	GBP	182,000	290,941
4.5% 9/7/34	GBP	676,000	1,413,705
TOTAL UNITED KINGDOM			1,704,646
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $24,986,383)			24,033,532
Municipal Securities - 0.4%

United States of America - 0.4%
Chicago Gen. Oblig. 6.314% 1/1/44 (Cost $207,368)		205,000	217,165
Preferred Securities - 5.0%

Belgium - 0.4%
KBC Groupe SA 5.625% (Reg. S) (d)(g)	EUR	200,000	237,050
France - 0.7%
Credit Agricole SA 6.625% (c)(d)(g)		200,000	194,181
EDF SA 5.625% (Reg. S) (d)(g)		200,000	215,733
TOTAL FRANCE			409,914
Germany - 1.7%
RWE AG 4.625% (d)(g)	EUR	845,000	1,046,130
Sweden - 0.6%
Vattenfall Treasury AB 5.25% (d)(g)	EUR	295,000	372,298
Preferred Securities - continued
		Principal Amount (b)	Value
United Kingdom - 1.6%
Barclays Bank PLC 7.625% 11/21/22		$ 681,000	$ 750,504
HSBC Holdings PLC 5.25% (d)(g)	EUR	200,000	245,700
TOTAL UNITED KINGDOM			996,204
TOTAL PREFERRED SECURITIES (Cost $3,343,403)			3,061,596
Fixed-Income Funds - 0.3%
	Shares
Fidelity Mortgage Backed Securities Central Fund (h) (Cost $152,428)	1,440	157,632
Money Market Funds - 2.3%

Fidelity Cash Central Fund, 0.13% (a) (Cost $1,417,641)	1,417,641	1,417,641
TOTAL INVESTMENT PORTFOLIO - 99.2% (Cost $62,078,824)		60,612,100
NET OTHER ASSETS (LIABILITIES) - 0.8%		470,943
NET ASSETS - 100%		$ 61,083,043
TBA Sale Commitments
	Principal Amount (b)
Fannie Mae
3.5% 1/1/45	$ (100,000)	(104,313)
Freddie Mac
4% 1/1/45	(100,000)	(106,624)
TOTAL TBA SALE COMMITMENTS (Proceeds $210,500)		$ (210,937)
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold
Bond Index Contracts
2 LIFFE Long Gilt Contracts (United Kingdom)	March 2015	$ 372,599	$ (9,448)
16 LIFFE Medium Gilt Contracts (United Kingdom)	March 2015	2,772,313	(20,494)
TOTAL BOND INDEX CONTRACTS		$ 3,144,912	$ (29,942)

The face value of futures sold as a percentage of net assets is 5.1%
For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $4,960,006.
Foreign Currency Contracts
Settlement Date	Currency	Counterparty	Type	Quantity	Contract Amount (b)	Unrealized Appreciation/ (Depreciation)
1/2/15	GBP	JPMorgan Chase Bank, N.A.	Buy	40,000	$ 62,413	$ (69)
1/2/15	MXN	JPMorgan Chase Bank, N.A.	Sell	10,106,404	687,151	2,145
1/5/15	AUD	JPMorgan Chase Bank, N.A.	Buy	147,219	120,709	(520)
1/5/15	CHF	JPMorgan Chase Bank, N.A.	Buy	89,838	90,777	(415)
2/10/15	BRL	Citibank, N.A.	Buy	415,000	151,737	2,851
2/10/15	BRL	Morgan Stanley Cap. Group	Sell	415,000	152,015	(2,573)
2/10/15	CAD	Goldman Sachs Bank USA	Buy	362,000	316,305	(4,966)
2/10/15	CAD	JPMorgan Chase Bank, N.A.	Buy	37,000	31,855	(33)
2/10/15	CAD	JPMorgan Chase Bank, N.A.	Buy	90,000	77,688	(284)
2/10/15	CHF	Goldman Sachs Bank USA	Buy	259,000	267,704	(7,036)
2/10/15	CHF	JPMorgan Chase Bank, N.A.	Sell	54,000	54,595	247
2/10/15	CZK	Citibank, N.A.	Buy	1,062,000	47,617	(1,203)
2/10/15	CZK	JPMorgan Chase Bank, N.A.	Buy	724,000	31,777	(135)
2/10/15	DKK	Citibank, N.A.	Buy	304,000	50,844	(1,431)
2/10/15	EUR	Barclays Bank PLC	Buy	25,000	30,708	(445)
2/10/15	EUR	Barclays Bank PLC	Buy	27,000	32,917	(233)
Foreign Currency Contracts
Settlement Date	Currency	Counterparty	Type	Quantity	Contract Amount (b)	Unrealized Appreciation/ (Depreciation)
2/10/15	EUR	Barclays Bank PLC	Buy	65,000	$ 80,955	$ (2,272)
2/10/15	EUR	Barclays Bank PLC	Buy	227,000	285,223	(10,439)
2/10/15	EUR	Barclays Bank PLC	Sell	240,000	300,281	9,760
2/10/15	EUR	Barclays Bank PLC	Sell	285,000	353,052	8,059
2/10/15	EUR	Goldman Sachs Bank USA	Buy	1,516,000	1,886,566	(51,442)
2/10/15	EUR	JPMorgan Chase Bank, N.A.	Buy	23,000	28,071	(230)
2/10/15	EUR	JPMorgan Chase Bank, N.A.	Buy	223,000	279,469	(9,527)
2/10/15	EUR	JPMorgan Chase Bank, N.A.	Buy	458,000	556,715	(2,305)
2/10/15	EUR	JPMorgan Chase Bank, N.A.	Sell	93,000	113,102	525
2/10/15	EUR	Morgan Stanley Cap. Group	Buy	78,000	97,192	(2,772)
2/10/15	EUR	Morgan Stanley Cap. Group	Sell	37,000	46,062	1,273
2/10/15	EUR	Morgan Stanley Cap. Group	Sell	213,000	267,063	9,225
2/10/15	GBP	BNP Paribas	Sell	115,000	179,856	668
2/10/15	GBP	Barclays Bank PLC	Sell	26,000	40,618	106
2/10/15	GBP	Barclays Bank PLC	Sell	32,000	50,349	488
2/10/15	GBP	Barclays Bank PLC	Sell	48,000	76,191	1,400
2/10/15	GBP	Barclays Bank PLC	Sell	185,000	290,822	2,563
2/10/15	GBP	Barclays Bank PLC	Sell	210,000	328,398	1,186
2/10/15	GBP	Citibank, N.A.	Sell	1,925,000	3,057,920	58,472
2/10/15	GBP	JPMorgan Chase Bank, N.A.	Buy	26,000	40,961	(449)
2/10/15	GBP	JPMorgan Chase Bank, N.A.	Sell	24,000	37,437	41
2/10/15	HKD	Goldman Sachs Bank USA	Buy	153,000	19,736	(7)
2/10/15	ILS	Barclays Bank PLC	Sell	164,000	42,084	38
2/10/15	ILS	Goldman Sachs Bank USA	Buy	164,000	43,250	(1,204)
2/10/15	ILS	JPMorgan Chase Bank, N.A.	Buy	179,000	46,029	(137)
2/10/15	JPY	BNP Paribas	Buy	38,750,000	326,779	(3,170)
2/10/15	JPY	BNP Paribas	Buy	50,000,000	425,104	(7,543)
2/10/15	JPY	Barclays Bank PLC	Sell	21,618,000	182,506	1,970
Foreign Currency Contracts
Settlement Date	Currency	Counterparty	Type	Quantity	Contract Amount (b)	Unrealized Appreciation/ (Depreciation)
2/10/15	JPY	JPMorgan Chase Bank, N.A.	Sell	57,300,000	$ 479,661	$ 1,136
2/10/15	JPY	Morgan Stanley Cap. Group	Buy	155,000,000	1,351,176	(56,735)
2/10/15	KRW	BNP Paribas	Sell	100,961,000	90,662	(1,480)
2/10/15	KRW	Goldman Sachs Bank USA	Buy	100,961,000	92,727	(586)
2/10/15	KRW	JPMorgan Chase Bank, N.A.	Buy	132,000,000	120,934	(466)
2/10/15	MYR	Barclays Bank PLC	Sell	166,000	47,347	12
2/10/15	MYR	Goldman Sachs Bank USA	Buy	166,000	49,361	(2,026)
2/10/15	NZD	Barclays Bank PLC	Buy	27,000	20,778	203
2/10/15	NZD	Citibank, N.A.	Sell	27,000	20,661	(320)
2/10/15	PLN	Goldman Sachs Bank USA	Sell	177,000	52,023	2,115
2/10/15	PLN	JPMorgan Chase Bank, N.A.	Buy	177,000	50,845	(937)
2/10/15	PLN	JPMorgan Chase Bank, N.A.	Buy	240,000	67,956	(283)
2/10/15	SEK	Goldman Sachs Bank USA	Buy	1,890,000	255,471	(12,995)
2/10/15	SGD	Barclays Bank PLC	Buy	26,000	19,627	(17)
2/10/15	SGD	Goldman Sachs Bank USA	Sell	26,000	20,099	489
2/10/15	TRY	Barclays Bank PLC	Buy	75,000	32,079	(227)
2/10/15	TRY	Goldman Sachs Bank USA	Sell	75,000	32,590	738
2/10/15	TRY	JPMorgan Chase Bank, N.A.	Buy	121,000	51,497	(109)
2/10/15	ZAR	Goldman Sachs Bank USA	Buy	395,000	34,822	(875)
2/10/15	ZAR	JPMorgan Chase Bank, N.A.	Buy	778,000	67,010	(148)
2/10/15	ZAR	JPMorgan Chase Bank, N.A.	Sell	395,000	33,823	(123)
2/20/15	JPY	JPMorgan Chase Bank, N.A.	Buy	3,600,000	30,179	(112)
						$ (82,569)

For the period, the average contract value for foreign currency contracts was $23,812,910. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively.

Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
CHF	-	Swiss franc
CLP	-	Chilean peso
CZK	-	Czech koruna
DKK	-	Danish krone
EUR	-	European Monetary Unit
GBP	-	British pound
ILS	-	Israeli shekel
JPY	-	Japanese yen
KRW	-	Korean won
MXN	-	Mexican peso
MYR	-	Malaysian ringgit
NOK	-	Norwegian krone
NZD	-	New Zealand dollar
PLN	-	Polish zloty (new)
RUB	-	Russian ruble
SEK	-	Swedish krona
SGD	-	Singapore dollar
THB	-	Thai baht
TRY	-	Turkish Lira
ZAR	-	South African rand
Legend

(a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) Amount is stated in United States dollars unless otherwise noted.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,822,247 or 6.3% of net assets.

(d) Security is perpetual in nature with no stated maturity date.
(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $46,460.
(g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,764
Fidelity Mortgage Backed Securities Central Fund	45,122
Total	$ 47,886
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Mortgage Backed Securities Central Fund	$ 2,951,796	$ 2,554,267	$ 5,469,976	$ 157,632	0.0%
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 17,995,728	$ -	$ 17,995,728	$ -
U.S. Government Agency - Mortgage Securities	5,384,166	-	5,384,166	-
Asset-Backed Securities	707,022	-	707,022	-
Commercial Mortgage Securities	2,842,572	-	2,842,572	-
U.S. Government and Government Agency Obligations	4,795,046	-	4,795,046	-
Foreign Government and Government Agency Obligations	24,033,532	-	24,033,532	-
Municipal Securities	217,165	-	217,165	-
Preferred Securities	3,061,596	-	3,061,596	-
Fixed-Income Funds	157,632	157,632	-	-
Money Market Funds	1,417,641	1,417,641	-	-
Total Investments in Securities:	$ 60,612,100	$ 1,575,273	$ 59,036,827	$ -
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Derivative Instruments:
Assets
Foreign Currency Contracts	$ 105,710	$ -	$ 105,710	$ -
Liabilities
Foreign Currency Contracts	$ (188,279)	$ -	$ (188,279)	$ -
Futures Contracts	(29,942)	(29,942)	-	-
Total Liabilities	$ (218,221)	$ (29,942)	$ (188,279)	$ -
Total Derivative Instruments:	$ (112,511)	$ (29,942)	$ (82,569)	$ -
Other Financial Instruments:
TBA Sale Commitments	$ (210,937)	$ -	$ (210,937)	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Foreign Exchange Risk
Foreign Currency Contracts (a)	$ 105,710	$ (188,279)
Interest Rate Risk
Futures Contracts (b)	-	(29,942)
Total Value of Derivatives	$ 105,710	$ (218,221)
(a) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on foreign currency contracts line-items.

(b) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $60,508,755)	$ 59,036,827
Fidelity Central Funds (cost $1,570,069)	1,575,273
Total Investments (cost $62,078,824)		$ 60,612,100
Cash		39,965
Foreign currency held at value (cost $1,077,712)		1,058,503
Receivable for investments sold		652,087
Receivable for TBA sale commitments		210,500
Unrealized appreciation on foreign currency contracts		105,710
Receivable for fund shares sold		66,287
Interest receivable		565,594
Distributions receivable from Fidelity Central Funds		477
Prepaid expenses		145
Receivable from investment adviser for expense reductions		12,354
Total assets		63,323,722

Liabilities
Payable for investments purchased Regular delivery	$ 386,804
Delayed delivery	1,286,605
TBA sale commitments, at value	210,937
Unrealized depreciation on foreign currency contracts	188,279
Payable for fund shares redeemed	29,276
Accrued management fee	28,540
Distribution and service plan fees payable	5,222
Payable for daily variation margin for derivative instruments	7,824
Other affiliated payables	8,485
Other payables and accrued expenses	88,707
Total liabilities		2,240,679

Net Assets		$ 61,083,043
Net Assets consist of:
Paid in capital		$ 64,249,716
Undistributed net investment income		101,190
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,647,299)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,620,564)
Net Assets		$ 61,083,043

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

December 31, 2014
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,769,962 ÷ 508,515 shares)	$ 9.38

Maximum offering price per share (100/96.00 of $9.38)	$ 9.77
Class T: Net Asset Value and redemption price per share ($3,011,773 ÷ 321,076 shares)	$ 9.38

Maximum offering price per share (100/96.00 of $9.38)	$ 9.77
Class C: Net Asset Value and offering price per share ($4,340,498 ÷ 463,153 shares)A	$ 9.37

Global Bond: Net Asset Value, offering price and redemption price per share ($46,242,444 ÷ 4,928,289 shares)	$ 9.38

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,718,366 ÷ 289,759 shares)	$ 9.38

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2014
Investment Income
Dividends		$ 129,237
Interest		1,691,869
Income from Fidelity Central Funds		47,886
Income before foreign taxes withheld		1,868,992
Less foreign taxes withheld		(7,254)
Total income		1,861,738

Expenses
Management fee	$ 342,598
Transfer agent fees	70,582
Distribution and service plan fees	60,135
Accounting fees and expenses	31,621
Custodian fees and expenses	11,624
Independent trustees' compensation	264
Registration fees	65,627
Audit	155,369
Legal	137
Miscellaneous	944
Total expenses before reductions	738,901
Expense reductions	(220,681)	518,220
Net investment income (loss)		1,343,518
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	287,331
Fidelity Central Funds	60,652
Foreign currency transactions	(267,272)
Futures contracts	(331,222)
Swaps	(295,882)
Total net realized gain (loss)		(546,393)
Change in net unrealized appreciation (depreciation) on: Investment securities	(895,028)
Assets and liabilities in foreign currencies	22,652
Futures contracts	(107,552)
Swaps	225,360
Delayed delivery commitments	(437)
Total change in net unrealized appreciation (depreciation)		(755,005)
Net gain (loss)		(1,301,398)
Net increase (decrease) in net assets resulting from operations		$ 42,120

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,343,518	$ 2,072,314
Net realized gain (loss)	(546,393)	(5,762,501)
Change in net unrealized appreciation (depreciation)	(755,005)	(2,402,509)
Net increase (decrease) in net assets resulting from operations	42,120	(6,092,696)
Distributions to shareholders from net investment income	(41,970)	-
Distributions to shareholders from net realized gain	-	(42,360)
Return of capital	(1,251,953)	(1,950,061)
Total distributions	(1,293,923)	(1,992,421)
Share transactions - net increase (decrease)	3,902,716	(100,308,315)
Total increase (decrease) in net assets	2,650,913	(108,393,432)

Net Assets
Beginning of period	58,432,130	166,825,562
End of period (including undistributed net investment income of $101,190 and distributions in excess of net investment income of $142,831, respectively)	$ 61,083,043	$ 58,432,130

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended December 31,	2014	2013	2012 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.56	$ 10.14	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.199	.172	.088
Net realized and unrealized gain (loss)	(.187)	(.553)	.207
Total from investment operations	.012	(.381)	.295
Distributions from net investment income	(.006)	-	(.078)
Distributions from net realized gain	-	(.002)	(.077)
Return of capital	(.186)	(.197)	-
Total distributions	(.192)	(.199)	(.155)
Net asset value, end of period	$ 9.38	$ 9.56	$ 10.14
Total Return B, C, D	.08%	(3.76)%	2.95%
Ratios to Average Net Assets F, I
Expenses before reductions	1.44%	1.30%	1.61% A
Expenses net of fee waivers, if any	1.00%	1.00%	1.00% A
Expenses net of all reductions	1.00%	1.00%	1.00% A
Net investment income (loss)	2.05%	1.77%	1.44% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,770	$ 3,965	$ 3,041
Portfolio turnover rate G	227%	245%	91% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .01%.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 22, 2012 (commencement of operations) to December 31, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended December 31,	2014	2013	2012 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.56	$ 10.14	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.199	.172	.088
Net realized and unrealized gain (loss)	(.187)	(.553)	.207
Total from investment operations	.012	(.381)	.295
Distributions from net investment income	(.006)	-	(.078)
Distributions from net realized gain	-	(.002)	(.077)
Return of capital	(.186)	(.197)	-
Total distributions	(.192)	(.199)	(.155)
Net asset value, end of period	$ 9.38	$ 9.56	$ 10.14
Total Return B, C, D	.08%	(3.76)%	2.95%
Ratios to Average Net Assets F, I
Expenses before reductions	1.46%	1.30%	1.61% A
Expenses net of fee waivers, if any	1.00%	1.00%	1.00% A
Expenses net of all reductions	1.00%	1.00%	1.00% A
Net investment income (loss)	2.05%	1.77%	1.44% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,012	$ 2,943	$ 2,747
Portfolio turnover rate G	227%	245%	91% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .01%.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 22, 2012 (commencement of operations) to December 31, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended December 31,	2014	2013	2012 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.55	$ 10.14	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.126	.099	.042
Net realized and unrealized gain (loss)	(.185)	(.558)	.208
Total from investment operations	(.059)	(.459)	.250
Distributions from net investment income	(.004)	-	(.033)
Distributions from net realized gain	-	(.002)	(.077)
Return of capital	(.117)	(.129)	-
Total distributions	(.121)	(.131)	(.110)
Net asset value, end of period	$ 9.37	$ 9.55	$ 10.14
Total Return B, C, D	(.65)%	(4.53)%	2.50%
Ratios to Average Net Assets F, I
Expenses before reductions	2.22%	2.08%	2.36% A
Expenses net of fee waivers, if any	1.75%	1.75%	1.75% A
Expenses net of all reductions	1.75%	1.75%	1.75% A
Net investment income (loss)	1.30%	1.01%	.69% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,340	$ 3,579	$ 2,994
Portfolio turnover rate G	227%	245%	91% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .01%.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 22, 2012 (commencement of operations) to December 31, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Global Bond

Years ended December 31,	2014	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.56	$ 10.14	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.223	.199	.103
Net realized and unrealized gain (loss)	(.188)	(.556)	.208
Total from investment operations	.035	(.357)	.311
Distributions from net investment income	(.007)	-	(.094)
Distributions from net realized gain	-	(.002)	(.077)
Return of capital	(.208)	(.221)	-
Total distributions	(.215)	(.223)	(.171)
Net asset value, end of period	$ 9.38	$ 9.56	$ 10.14
Total Return B, C	.32%	(3.53)%	3.11%
Ratios to Average Net Assets E, H
Expenses before reductions	1.09%	.99%	1.28% A
Expenses net of fee waivers, if any	.75%	.75%	.75% A
Expenses net of all reductions	.75%	.75%	.75% A
Net investment income (loss)	2.30%	2.02%	1.69% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,242	$ 45,300	$ 155,463
Portfolio turnover rate F	227%	245%	91% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .01%.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 22, 2012 (commencement of operations) to December 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended December 31,	2014	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.56	$ 10.14	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.223	.196	.104
Net realized and unrealized gain (loss)	(.188)	(.553)	.207
Total from investment operations	.035	(.357)	.311
Distributions from net investment income	(.007)	-	(.094)
Distributions from net realized gain	-	(.002)	(.077)
Return of capital	(.208)	(.221)	-
Total distributions	(.215)	(.223)	(.171)
Net asset value, end of period	$ 9.38	$ 9.56	$ 10.14
Total Return B, C	.32%	(3.53)%	3.11%
Ratios to Average Net Assets E, H
Expenses before reductions	1.15%	1.02%	1.36% A
Expenses net of fee waivers, if any	.75%	.75%	.75% A
Expenses net of all reductions	.75%	.75%	.75% A
Net investment income (loss)	2.30%	2.02%	1.69% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,718	$ 2,646	$ 2,580
Portfolio turnover rate F	227%	245%	91% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .01%.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 22, 2012 (commencement of operations) to December 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

Fidelity Global Bond Fund (the Fund) is a non-diversified fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Global Bond and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio*
Fidelity Mortgage Backed Securities Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade mortgage-related securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Repurchase Agreements Swaps	Less than .01%

* Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual share-

holder report.

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Notes to Financial Statements - continued

2. Investments in Fidelity Central Funds - continued

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

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3. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014, is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, closed foreign currency contracts, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency including foreign currency contracts, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, market discount, tax return of capital distribution, partnerships (including allocations from Fidelity Central Funds), capital loss carryforwards and losses deferred due to wash sales, futures contracts and excise tax regulations.

For the periods ended December 31, 2013 and December 31, 2014, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 705,554
Gross unrealized depreciation	(2,116,886)
Net unrealized appreciation (depreciation) on securities	$ (1,411,332)

Tax Cost	$ 62,023,432

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (1,557,910)
Net unrealized appreciation (depreciation) on securities and other investments	$ (1,454,499)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (967,684)
Long-term	(590,226)
Total capital loss carryforward	$ (1,557,910)

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 41,970	$ 42,360
Return of Capital	1,251,953	1,950,061
Total	$ 1,293,923	$ 1,992,421

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The

Annual Report

3. Significant Accounting Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Restricted Securities - continued

at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and

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Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Purchased Options	$ (95,906)	$ 8,087
Swaps	(295,882)	225,360
Total Credit Risk	(391,788)	233,447
Foreign Exchange Risk
Foreign Currency Contracts	(235,622)	(59,156)
Interest Rate Risk
Futures Contracts	(331,222)	(107,552)
Totals (a)	$ (958,632)	$ 66,739

(a) A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Foreign Currency Contracts. Foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on foreign currency contracts during the period is included in the Statement of Operations as part of net realized gain (loss) on foreign currency transactions and change in unrealized gain (loss) on assets and liabilities in foreign currencies, respectively.

Any open foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Foreign Currency Contracts." The contract amount and

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4. Derivative Instruments - continued

Foreign Currency Contracts - continued

unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss

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Notes to Financial Statements - continued

4. Derivative Instruments - continued

Options - continued

depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included on the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable. For the period, the average monthly notional amount for purchased swaptions in the aggregate was $5,782,835.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value

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4. Derivative Instruments - continued

Swaps - continued

of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is included in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps." For the period, the average monthly notional amount for swaps in the aggregate was $2,129,959.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

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Notes to Financial Statements - continued

4. Derivative Instruments - continued

Credit Default Swaps - continued

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities, aggregated $73,856,226 and $76,098,452, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase

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6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 11,309	$ 6,816
Class T	-%	.25%	7,670	6,342
Class C	.75%	.25%	41,156	29,827
			$ 60,135	$ 42,985

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and ..25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,535
Class T	219
Class C*	163
$ 1,917

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

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Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 8,984.20
Class T	6,399.21
Class C	9,360.23
Global Bond	41,498.09
Institutional Class	4,341.16
	$ 70,582

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $98 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through February 29, 2016. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.00%	$ 19,871
Class T	1.00%	13,957
Class C	1.75%	19,105
Global Bond	.75%	156,437
Institutional Class	.75%	11,161
		$ 220,531

Annual Report

8. Expense Reductions - continued

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $107.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested U.S. dollar cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $43.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
From net investment income
Class A	$ 2,913	$ -
Class T	1,968	-
Class C	1,661	-
Global Bond	33,439	-
Institutional Class	1,989	-
Total	$ 41,970	$ -
From net realized gain
Class A	$ -	$ 631
Class T	-	549
Class C	-	613
Global Bond	-	40,057
Institutional Class	-	510
Total	$ -	$ 42,360
From return of capital
Class A	$ 86,900	$ 76,106
Class T	58,706	57,726
Class C	49,551	46,996
Global Bond	997,458	1,708,884
Institutional Class	59,338	60,349
Total	$ 1,251,953	$ 1,950,061

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Class A
Shares sold	140,504	128,437	$ 1,371,103	$ 1,259,307
Reinvestment of distributions	9,029	7,560	87,346	73,115
Shares redeemed	(55,746)	(21,229)	(539,008)	(204,741)
Net increase (decrease)	93,787	114,768	$ 919,441	$ 1,127,681
Class T
Shares sold	20,348	44,973	$ 198,143	$ 437,451
Reinvestment of distributions	6,268	6,023	60,674	58,275
Shares redeemed	(13,379)	(14,115)	(129,209)	(134,293)
Net increase (decrease)	13,237	36,881	$ 129,608	$ 361,433
Class C
Shares sold	146,969	105,342	$ 1,439,477	$ 1,037,828
Reinvestment of distributions	5,266	4,871	50,897	47,018
Shares redeemed	(63,690)	(31,015)	(614,170)	(299,158)
Net increase (decrease)	88,545	79,198	$ 876,204	$ 785,688
Global Bond
Shares sold	1,226,810	8,357,038	$ 11,926,818	$ 83,742,267
Reinvestment of distributions	104,991	173,324	1,016,414	1,694,816
Shares redeemed	(1,141,440)	(19,127,056)	(11,093,326)	(188,239,210)
Net increase (decrease)	190,361	(10,596,694)	$ 1,849,906	$ (102,802,127)
Institutional Class
Shares sold	10,510	20,837	$ 103,515	$ 205,152
Reinvestment of distributions	6,311	6,265	61,091	60,654
Shares redeemed	(3,838)	(4,865)	(37,049)	(46,796)
Net increase (decrease)	12,983	22,237	$ 127,557	$ 219,010

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
At the end of the period, the investment adviser or its affiliates were the owners of record of 68% of the total outstanding shares of the Fund.

Annual Report

12. Risks of Investing in European Countries.

The recent global financial crisis has created uncertainty surrounding the sovereign debt of many European countries. If there is a default or debt restructuring by any European country, or if one or more countries leave the European Monetary Union or the European Monetary Union dissolves, there may be wide-ranging effects on global markets. Such events could significantly affect the value or liquidity of the Fund's investments in the region or with exposure to the region.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity School Street Trust and the Shareholders of Fidelity Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Bond Fund (a fund of Fidelity School Street Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Global Bond Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 25, 2015

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Elizabeth S. Acton, James C. Curvey, and John Engler, each of the Trustees oversees 233 funds. Ms. Acton and Mr. Engler each oversees 215 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC, President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)
Year of Election or Appointment: 2014 Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present), K12 Inc. (technology-based education company, 2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Robert P. Brown (1963)
Year of Election or Appointment: 2012 Vice President of Fidelity's Bond Funds

Mr. Brown also serves as Vice President of other funds. Mr. Brown serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2010-present), President, Bond Group of FMR (2011-present), Director and Managing Director, Research of Fidelity Management & Research (U.K.) Inc. (2008-present), and is an employee of Fidelity Investments. Previously, Mr. Brown served as President, Money Market Group of FMR (2010-2011) and Vice President of Fidelity's Money Market Funds (2010-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Nancy D. Prior (1967)
Year of Election or Appointment: 2014 Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), President, Fixed Income (2014-present), Vice Chairman of Pyramis Global Advisors, LLC (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond of FMR (2013-2014), President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (2014-present), FMR (2014-present), Fidelity Investments Money Management, Inc. (2014-present), and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

A total of 3.22% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser, Fidelity SelectCo, LLC, to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in March 2014 and May 2014.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; tactical opportunities for investment; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Global Bond Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Institutional Class, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.00%, 1.00%, 1.75%, 0.75%, and 0.75% through February 28, 2015.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments Money
Management, Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)

AGLB-UANN-0215
1.939038.102

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Global Bond

Fund - Institutional Class

Annual Report

December 31, 2014

(Fidelity Cover Art)

Institutional Class is a
class of Fidelity® Global
Bond Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and other distributions, if any, and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Life of fundA
Institutional Class	0.32%	-0.08%

A From May 22, 2012.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Bond Fund - Institutional Class on May 22, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays® Global Aggregate GDP Weighted Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global taxable investment-grade bonds posted a positive return for the 12 months ending December 31, 2014, as prices benefited from continued central bank stimulus that sought to address worries about economic growth, especially in Japan and Europe. The Barclays® Global Aggregate GDP Weighted Index, a measure of worldwide investment-grade bond performance, gained 0.77% in U.S. dollar terms. The international version of the index, which excludes the U.S. but is reported in dollars, returned -2.92%, hurt by the dollar's strong rally versus a basket of major currencies in the second half. Investors were concerned with slowing economic growth outside the U.S., partly reflected in the 45% decline in oil prices since June. As a result, investors snapped up longer-dated bonds in search of higher yields. Several European benchmark bonds hit record lows near period end, and yields were negative for some shorter-term government bonds, amid concerns about possible deflation. The global credit sector within the Barclays Global index, including the U.S. market, outperformed for the year, with strong buying able to absorb a large number of new bond issues.

Comments from Curtis Hollingsworth, who became Lead Portfolio Manager of Fidelity Advisor® Global Bond Fund on May 19, 2014: For the 12 months ending December 31, 2014, the fund's Institutional Class shares returned 0.32%, trailing the 0.77% return of the Barclays® Global Aggregate GDP Weighted Index. Bond holdings in the U.S. contributed strong absolute performance versus most geographies, aided by strong security selection. Outside the U.S., the fund suffered lackluster absolute performance. The U.S. dollar rallied against almost every major foreign currency, turning in its best performance since 2005, which worked against the 60% of fund assets denominated in non-U.S. currencies. The fund made use of foreign-exchange forwards to help manage currency exposures, although it had fewer derivatives holdings at period end. Currency effects were acute in both Japan and the eurozone. Germany was a particular sore spot, both on an absolute and relative basis. The fund also reduced its cash position, which helped, as bonds outperformed cash. An increased stake in European corporate bonds and government bonds from Spain and Italy helped relative performance in local currency terms. Longer-dated government holdings in France also outperformed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Class A	1.00%
Actual		$ 1,000.00	$ 951.90	$ 4.92
Hypothetical A		$ 1,000.00	$ 1,020.16	$ 5.09
Class T	1.00%
Actual		$ 1,000.00	$ 951.90	$ 4.92
Hypothetical A		$ 1,000.00	$ 1,020.16	$ 5.09
Class C	1.75%
Actual		$ 1,000.00	$ 948.90	$ 8.60
Hypothetical A		$ 1,000.00	$ 1,016.38	$ 8.89
Global Bond	.75%
Actual		$ 1,000.00	$ 953.20	$ 3.69
Hypothetical A		$ 1,000.00	$ 1,021.42	$ 3.82
Institutional Class	.75%
Actual		$ 1,000.00	$ 953.20	$ 3.69
Hypothetical A		$ 1,000.00	$ 1,021.42	$ 3.82

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .01%.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's fixed-income central funds.
Currency Exposure (% of fund's net assets)
	As of December 31, 2014	As of June 30, 2014
US Dollar	43.3%	41.7%
European Monetary Unit	26.2%	26.0%
Japanese Yen	10.4%	11.3%
British Pound	4.9%	4.8%
Canadian Dollar	2.9%	2.8%
Other	12.3%	13.4%
Percentages are based on exposure to currencies and include the effect of foreign currency contracts, futures contracts, options and swaps, as applicable.
Geographic Diversification (% of fund's net assets)
As of December 31, 2014	As of June 30, 2014
United States of America 38.3%	United States of America 31.4%
United Kingdom 10.6%	United Kingdom 7.5%
Japan 6.5%	Japan 9.0%
Germany 5.9%	Germany 5.5%
France 4.7%	France 7.4%
Italy 3.8%	Italy 5.0%
Spain 2.6%	Spain 3.0%
Mexico 2.3%	Mexico 2.8%
Australia 2.2%	Australia 1.9%
Other 23.1%	Other 26.5%

Percentages are based on country or territory of incorporation and include the effect of futures contracts, options and swaps, as applicable. Foreign currency contracts and other assets and liabilities are included within United States of America, as applicable.

Quality Diversification (% of fund's net assets)
As of December 31, 2014	As of June 30, 2014
U.S. Government and U.S. Government Agency Obligations 16.6%	U.S. Government and U.S. Government Agency Obligations 16.9%
AAA 10.6%	AAA 11.7%
AA 8.3%	AA 20.6%
A 14.0%	A 8.8%
BBB 32.2%	BBB 31.0%
BB and Below 8.8%	BB and Below 5.5%
Not Rated 6.1%	Not Rated 5.1%
Short-Term Investments and Net Other Assets 3.4%	Short-Term Investments and Net Other Assets 0.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Weighted Average Maturity as of December 31, 2014
6 months ago
Years	8.8	8.4

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of December 31, 2014
6 months ago
Years	6.3	6.2

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Asset Allocation (% of fund's net assets)
As of December 31, 2014*		As of June 30, 2014**
	Corporate Bonds 29.5%		Corporate Bonds 25.7%
	U.S. Government and U.S. Government Agency Obligations 16.6%		U.S. Government and U.S. Government Agency Obligations 16.9%
	Asset-Backed Securities 1.2%		Asset-Backed Securities 0.0%
	CMOs and Other Mortgage Related Securities 4.6%		CMOs and Other Mortgage Related Securities 4.6%
	Municipal Bonds 0.4%		Municipal Bonds 0.6%
	Foreign Government and Government Agency Obligations 39.3%		Foreign Government and Government Agency Obligations 46.3%
	Other Investments 5.0%		Other Investments 5.5%
	Short-Term Investments and Net Other Assets (Liabilities) 3.4%		Short-Term Investments and Net Other Assets (Liabilities) 0.4%
* Futures and Swaps	5.1%	** Futures and Swaps	6.8%
* Foreign Currency Contracts	0.9%	** Foreign Currency Contracts	(0.3)%

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investments in underlying non- money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable.

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Nonconvertible Bonds - 29.5%
		Principal Amount (b)	Value
Bailiwick of Jersey - 0.6%
Heathrow Funding Ltd. 6% 3/20/20	GBP	200,000	$ 355,166
Brazil - 0.3%
Banco Nacional de Desenvolvimento Economico e Social 5.75% 9/26/23 (c)		$ 200,000	206,000
British Virgin Islands - 0.3%
Sinopec Group Overseas Development 2012 Ltd. 3.9% 5/17/22		200,000	203,512
Cayman Islands - 1.2%
Petrobras International Finance Co. Ltd. 5.75% 1/20/20		67,000	64,703
Thames Water Utilities Cayman Finance Ltd. 5.375% 7/21/25 (g)	GBP	195,000	325,062
Yorkshire Water Services Finance Ltd. 6% 4/24/25 (g)	GBP	200,000	337,870
TOTAL CAYMAN ISLANDS			727,635
Czech Republic - 0.4%
Ceske Energeticke Zavody A/S 4.25% 4/3/22 (c)		250,000	265,828
Finland - 0.5%
Citycon Oyj 3.75% 6/24/20 (Reg. S)	EUR	220,000	297,619
France - 1.1%
BPCE SA 5.7% 10/22/23 (c)		400,000	429,507
Numericable Group SA 5.375% 5/15/22 (Reg. S)	EUR	200,000	249,754
TOTAL FRANCE			679,261
Germany - 0.8%
Muenchener Rueckversicherungs AG 6% 5/26/41 (g)	EUR	100,000	146,562
Symrise AG 1.75% 7/10/19	EUR	100,000	123,601
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5% 1/15/25 (c)		200,000	200,260
TOTAL GERMANY			470,423
Ireland - 1.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.5% 5/15/21 (c)		150,000	151,875
Aquarius + Investments PLC for Swiss Reinsurance Co. Ltd. 6.375% 9/1/24 (g)		280,000	291,179
Bank of Ireland 3.25% 1/15/19 (Reg. S)	EUR	250,000	324,364
TOTAL IRELAND			767,418
Italy - 1.2%
Assicurazioni Generali SpA 7.75% 12/12/42 (g)	EUR	200,000	302,513
Intesa Sanpaolo SpA 5.017% 6/26/24 (c)		457,000	443,525
TOTAL ITALY			746,038
Nonconvertible Bonds - continued
		Principal Amount (b)	Value
Luxembourg - 0.6%
Gaz Capital SA (Luxembourg) 3.85% 2/6/20 (Reg. S)		$ 200,000	$ 164,000
Wind Acquisition Finance SA 4.75% 7/15/20 (c)		200,000	189,750
TOTAL LUXEMBOURG			353,750
Mexico - 0.8%
Petroleos Mexicanos:
5.5% 6/27/44		133,000	135,660
6.5% 6/2/41		333,000	382,118
TOTAL MEXICO			517,778
Netherlands - 1.5%
Citycon Treasury BV 2.5% 10/1/24 (Reg. S)	EUR	150,000	186,253
Deutsche Annington Finance BV:
4% (Reg. S) (d)(g)	EUR	100,000	122,215
5% 10/2/23 (c)		200,000	209,742
Petrobras Global Finance BV 5.625% 5/20/43		87,000	70,927
Vesteda Finance BV 1.75% 7/22/19 (Reg. S)	EUR	250,000	307,368
TOTAL NETHERLANDS			896,505
Portugal - 0.6%
Banco Espirito Santo SA 4% 1/21/19 (Reg. S)	EUR	300,000	351,202
United Kingdom - 6.2%
Aviva PLC 6.625% 6/3/41 (g)	GBP	277,000	489,302
Barclays Bank PLC 6.75% 1/16/23 (g)	GBP	150,000	255,370
BP Capital Markets PLC 4.5% 10/1/20		27,000	29,213
Everything Everywhere Finance PLC 4.375% 3/28/19	GBP	300,000	501,584
Great Rolling Stock Co. Ltd. 6.25% 7/27/20	GBP	150,000	274,540
HSBC Bank PLC 5% 3/20/23 (g)	GBP	150,000	248,672
Imperial Tobacco Finance 9% 2/17/22	GBP	155,000	331,489
Tesco PLC 5% 3/24/23	GBP	300,000	476,797
Travis Perkins PLC 4.375% 9/15/21 (Reg. S)	GBP	350,000	550,391
WM Morrison Supermarkets PLC 4.625% 12/8/23	GBP	400,000	635,638
TOTAL UNITED KINGDOM			3,792,996
United States of America - 12.1%
Air Lease Corp.:
2.125% 1/15/18		32,000	31,440
4.25% 9/15/24		52,000	52,390
Albemarle Corp. U.S. 1.875% 12/8/21 (Reg. S)	EUR	150,000	182,133
Alcoa, Inc.:
5.125% 10/1/24		43,000	45,570
5.4% 4/15/21		103,000	111,553
Nonconvertible Bonds - continued
		Principal Amount (b)	Value
United States of America - continued
American Transmission Systems, Inc. 5% 9/1/44 (c)		$ 23,000	$ 24,605
Anadarko Petroleum Corp. 6.375% 9/15/17		80,000	88,950
Bank of America Corp.:
4.25% 10/22/26		61,000	60,863
5.7% 1/24/22		75,000	86,883
5.875% 1/5/21		25,000	28,987
Becton, Dickinson & Co.:
2.675% 12/15/19		18,000	18,237
4.685% 12/15/44		17,000	18,308
BioMed Realty LP 2.625% 5/1/19		12,000	11,989
Brandywine Operating Partnership LP:
3.95% 2/15/23		183,000	184,555
4.1% 10/1/24		62,000	62,125
4.55% 10/1/29		62,000	62,695
CCO Holdings LLC/CCO Holdings Capital Corp. 5.25% 9/30/22		190,000	189,525
Chesapeake Energy Corp. 6.125% 2/15/21		720,000	756,000
Citigroup, Inc. 1.85% 11/24/17		121,000	120,870
DCP Midstream LLC 4.75% 9/30/21 (c)		153,000	151,912
Discover Financial Services 3.85% 11/21/22		213,000	216,707
Dominion Resources, Inc. 2.5566% 9/30/66 (g)		18,000	16,925
Duke Realty LP:
3.75% 12/1/24		22,000	22,260
6.5% 1/15/18		87,000	97,943
Enterprise Products Operating LP 2.55% 10/15/19		13,000	12,869
ERP Operating LP 4.625% 12/15/21		213,000	233,024
Express Scripts Holding Co. 4.75% 11/15/21		13,000	14,346
Fifth Third Bancorp 8.25% 3/1/38		67,000	100,646
FirstEnergy Corp.:
2.75% 3/15/18		155,000	156,211
7.375% 11/15/31		340,000	411,524
General Motors Co.:
3.5% 10/2/18		30,000	30,600
6.25% 10/2/43		7,000	8,362
General Motors Financial Co., Inc.:
2.625% 7/10/17		20,000	20,087
3% 9/25/17		35,000	35,395
3.25% 5/15/18		20,000	20,025
3.5% 7/10/19		51,000	52,077
4.25% 5/15/23		15,000	15,298
4.375% 9/25/21		106,000	110,638
4.75% 8/15/17		25,000	26,365
Nonconvertible Bonds - continued
		Principal Amount (b)	Value
United States of America - continued
JPMorgan Chase & Co.:
4.25% 10/15/20		$ 28,000	$ 30,103
4.35% 8/15/21		28,000	30,427
4.625% 5/10/21		28,000	30,817
4.95% 3/25/20		23,000	25,408
Kinder Morgan Holding Co. LLC 4.3% 6/1/25		128,000	128,429
Lazard Group LLC:
4.25% 11/14/20		27,000	28,457
6.85% 6/15/17		11,000	12,246
Liberty Property LP:
3.375% 6/15/23		233,000	227,155
4.75% 10/1/20		67,000	72,203
Morgan Stanley:
1.875% 1/5/18		151,000	150,634
4.875% 11/1/22		50,000	53,104
5% 11/24/25		110,000	117,383
5.75% 1/25/21		100,000	114,795
NiSource Finance Corp.:
4.45% 12/1/21		100,000	108,050
5.25% 2/15/43		240,000	275,119
Omega Healthcare Investors, Inc. 4.5% 1/15/25 (c)		20,000	19,796
Prudential Financial, Inc. 4.5% 11/16/21		200,000	218,034
Puget Energy, Inc.:
5.625% 7/15/22		160,000	185,140
6% 9/1/21		15,000	17,548
6.5% 12/15/20		23,000	27,029
Retail Opportunity Investments Partnership LP 4% 12/15/24		14,000	14,029
Synchrony Financial:
1.875% 8/15/17		15,000	15,030
3% 8/15/19		22,000	22,241
3.75% 8/15/21		33,000	33,709
Tanger Properties LP 3.75% 12/1/24		42,000	42,326
The AES Corp. 4.875% 5/15/23		200,000	198,500
The Dow Chemical Co. 4.125% 11/15/21		120,000	126,793
The Williams Companies, Inc. 4.55% 6/24/24		32,000	29,759
TIAA Asset Management Finance LLC 2.95% 11/1/19 (c)		18,000	18,035
Verizon Communications, Inc.:
5.012% 8/21/54 (c)		195,000	201,737
6.4% 9/15/33		98,000	120,715
6.55% 9/15/43		195,000	249,824
Nonconvertible Bonds - continued
		Principal Amount (b)	Value
United States of America - continued
Walgreens Boots Alliance, Inc.:
1.75% 11/17/17		$ 16,000	$ 16,041
2.7% 11/18/19		35,000	35,178
2.875% 11/20/20	GBP	200,000	317,602
3.3% 11/18/21		42,000	42,292
3.8% 11/18/24		32,000	32,637
WellPoint, Inc. 4.625% 5/15/42		73,000	76,603
Western Gas Partners LP 5.375% 6/1/21		8,000	8,777
TOTAL UNITED STATES OF AMERICA			7,364,597
TOTAL NONCONVERTIBLE BONDS (Cost $18,190,000)			17,995,728
U.S. Government Agency - Mortgage Securities - 8.8%

Fannie Mae - 5.9%
2.5% 10/1/29		99,457	101,399
2.5% 1/1/30 (e)		100,000	101,844
3% 7/1/43 to 10/1/43		969,998	982,895
3.5% 1/1/30 (e)		100,000	105,648
3.5% 4/1/43		294,551	307,714
4% 8/1/42 to 9/1/44		777,349	831,033
4.5% 1/1/42		184,044	200,004
4.5% 1/1/45 (e)		200,000	217,172
5% 1/1/45 (e)		200,000	220,970
5.5% 6/1/25 to 5/1/37		480,172	536,758
TOTAL FANNIE MAE			3,605,437
Freddie Mac - 1.7%
3.5% 4/1/43		393,428	410,191
4% 2/1/41		99,969	106,817
4% 1/1/45 (e)		100,000	106,624
4.5% 3/1/41 to 4/1/41		192,950	209,495
4.5% 1/1/45 (e)		200,000	216,859
TOTAL FREDDIE MAC			1,049,986
Ginnie Mae - 1.2%
3.5% 5/20/43 to 8/20/43		290,714	305,646
3.5% 1/1/45 (e)		100,000	105,007
U.S. Government Agency - Mortgage Securities - continued
		Principal Amount (b)	Value
Ginnie Mae - continued
4% 11/20/41		$ 96,650	$ 103,701
4% 1/1/45 (e)		200,000	214,389
TOTAL GINNIE MAE			728,743
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $5,325,920)			5,384,166
Asset-Backed Securities - 1.2%

Capital Auto Receivables Asset Trust Series 2014-2 Class D, 2.81% 8/20/19		25,000	24,985
Santander Drive Auto Receivables Trust:
Series 2013-5 Class D, 2.73% 10/15/19		64,000	64,165
Series 2014-1 Class D, 2.91% 4/15/20		63,000	63,166
Series 2014-4:
Class C, 2.6% 11/16/20		35,000	35,059
Class D, 3.1% 11/16/20		60,000	60,077
Springcastle SPV Series 2014-AA Class A, 2.7% 5/25/23 (c)		113,486	113,713
Truman Capital Mortgage Loan Trust:
Series 2014-NPL2 Class A1, 3.125% 6/25/54 (c)		47,143	47,082
Series 2014-NPL3 Class A1, 3.125% 4/25/53 (c)		66,037	65,954
Vericrest Opportunity Loan Trust Series 2014-NPL7 Class A1, 3.125% 8/27/57 (c)		233,146	232,821
TOTAL ASSET-BACKED SECURITIES (Cost $707,645)			707,022
Commercial Mortgage Securities - 4.6%

United States of America - 4.6%
GE Capital Commercial Mortgage Corp. sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49		310,000	329,430
LB-UBS Commercial Mortgage Trust sequential payer Series 2007-C1 Class A4, 5.424% 2/15/40		728,494	780,109
Wachovia Bank Commercial Mortgage Trust sequential payer:
Series 2007-C30 Class A5, 5.342% 12/15/43		500,000	533,593
Commercial Mortgage Securities - continued
		Principal Amount (b)	Value
United States of America - continued
Wachovia Bank Commercial Mortgage Trust sequential payer: - continued
Series 2007-C32 Class A3, 5.9028% 6/15/49 (g)		$ 225,000	$ 241,519
Series 2007-C33 Class A4, 6.1399% 2/15/51 (g)		896,536	957,921
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,999,167)			2,842,572
U.S. Government and Government Agency Obligations - 7.8%

U.S. Treasury Obligations - 7.8%
U.S. Treasury Bonds:
3% 11/15/44		415,000	436,139
3.125% 8/15/44		451,000	485,529
U.S. Treasury Notes:
0.875% 10/15/17		2,607,000	2,596,202
0.875% 11/15/17		320,000	318,325
1% 12/15/17		469,000	467,937
1.625% 12/31/19		290,000	289,570
2.25% 11/15/24		200,000	201,344
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $4,748,869)			4,795,046
Foreign Government and Government Agency Obligations - 39.3%

Australia - 2.2%
Australian Commonwealth:
2.75% 4/21/24	AUD	680,000	555,346
4.75% 10/21/15	AUD	125,000	104,019
4.75% 6/15/16	AUD	504,000	425,920
5.5% 4/21/23	AUD	38,000	37,564
5.75% 5/15/21	AUD	68,000	66,279
5.75% 7/15/22	AUD	175,000	173,688
TOTAL AUSTRALIA			1,362,816
Belgium - 0.9%
Belgian Kingdom:
2.25% 6/22/23	EUR	224,000	306,358
2.6% 6/22/24 (Reg.S) (c)	EUR	173,000	242,778
TOTAL BELGIUM			549,136
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Canada - 2.2%
Canadian Government:
1.25% 2/1/18	CAD	338,000	$ 291,975
2.25% 6/1/25	CAD	113,000	100,403
2.75% 6/1/22 (f)	CAD	526,000	488,757
4% 6/1/41	CAD	118,000	134,708
5% 6/1/37	CAD	110,000	139,080
5.75% 6/1/29	CAD	49,000	61,279
Ontario Province 4.65% 6/2/41	CAD	110,000	117,533
TOTAL CANADA			1,333,735
Chile - 0.1%
Chilean Republic 6% 3/1/18	CLP	30,000,000	53,172
Czech Republic - 0.3%
Czech Republic:
1.5% 10/29/19	CZK	1,830,000	84,813
2.5% 8/25/28	CZK	80,000	4,067
4.2% 12/4/36	CZK	270,000	16,631
5.7% 5/25/24	CZK	900,000	58,106
TOTAL CZECH REPUBLIC			163,617
Denmark - 0.4%
Danish Kingdom 1.5% 11/15/23	DKK	1,270,000	223,175
France - 2.9%
French Government:
OAT 3.25% 5/25/45	EUR	115,000	182,350
2.25% 5/25/24	EUR	488,000	671,349
2.5% 5/25/30	EUR	639,000	890,746
TOTAL FRANCE			1,744,445
Germany - 3.4%
German Federal Republic:
1% 8/15/24	EUR	1,017,000	1,282,692
4% 1/4/37	EUR	70,000	129,429
4.75% 7/4/28	EUR	364,000	659,014
TOTAL GERMANY			2,071,135
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Iceland - 0.9%
Republic of Iceland 2.5% 7/15/20	EUR	450,000	$ 548,201
Indonesia - 1.6%
Indonesian Republic 6.875% 1/17/18 (Reg. S)		850,000	960,500
Ireland - 0.5%
Irish Republic:
2.4% 5/15/30 (Reg. S)	EUR	78,000	101,551
4.5% 4/18/20	EUR	34,000	49,567
5.4% 3/13/25	EUR	85,000	141,719
TOTAL IRELAND			292,837
Israel - 0.4%
Israeli State:
3.75% 3/31/24	ILS	33,000	9,473
5.5% 1/31/22	ILS	296,000	94,087
5.5% 1/31/42	ILS	28,000	9,458
6% 2/28/19	ILS	519,000	159,570
TOTAL ISRAEL			272,588
Italy - 2.6%
Buoni Poliennali del Tesoro:
1.5% 12/15/16	EUR	26,000	32,048
2.15% 12/15/21	EUR	172,000	218,285
3.5% 12/1/18	EUR	319,000	425,707
4.5% 5/1/23	EUR	93,000	137,158
Italian Republic:
4.5% 3/1/26	EUR	96,000	143,162
5% 8/1/34	EUR	188,000	298,936
5% 9/1/40	EUR	23,000	36,747
6% 5/1/31	EUR	20,000	34,996
6.5% 11/1/27	EUR	154,000	271,502
TOTAL ITALY			1,598,541
Japan - 6.5%
Japan Government:
0.5% 9/20/24	JPY	11,700,000	99,472
0.5% 12/20/24	JPY	1,400,000	11,886
0.6% 3/20/24	JPY	158,000,000	1,358,706
0.6% 6/20/24	JPY	1,500,000	12,887
1.4% 9/20/34	JPY	73,100,000	648,174
1.5% 3/20/34	JPY	12,450,000	112,756
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Japan - continued
Japan Government: - continued
1.5% 6/20/34	JPY	57,850,000	$ 522,761
1.6% 3/20/33	JPY	4,250,000	39,399
1.7% 12/20/43	JPY	6,000,000	55,419
1.7% 3/20/44	JPY	1,950,000	18,008
1.8% 3/20/43	JPY	31,450,000	296,855
1.8% 9/20/43	JPY	7,550,000	71,260
1.9% 12/20/28	JPY	9,250,000	90,647
2% 6/20/22	JPY	57,500,000	546,547
2.4% 3/20/48	JPY	3,100,000	33,656
2.5% 6/20/34	JPY	4,500,000	47,273
TOTAL JAPAN			3,965,706
Korea (South) - 1.9%
Korean Republic:
2.75% 3/10/18	KRW	658,700,000	613,207
3% 9/10/24	KRW	128,310,000	121,337
3% 12/10/42	KRW	90,360,000	84,284
3.125% 3/10/19	KRW	178,280,000	168,691
3.5% 3/10/24	KRW	209,000,000	205,458
TOTAL KOREA (SOUTH)			1,192,977
Malaysia - 0.3%
Malaysian Government:
3.48% 3/15/23	MYR	417,000	113,831
3.814% 2/15/17	MYR	195,000	55,989
4.935% 9/30/43	MYR	4,000	1,168
TOTAL MALAYSIA			170,988
Mexico - 1.5%
United Mexican States:
2.375% 4/9/21	EUR	258,000	323,925
3.625% 4/9/29	EUR	100,000	133,465
4.75% 6/14/18	MXN	3,927,000	265,577
8.5% 5/31/29	MXN	2,578,000	211,140
TOTAL MEXICO			934,107
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Netherlands - 0.5%
Dutch Government:
1.75% 7/15/23 (Reg. S)	EUR	54,000	$ 71,879
2.5% 1/15/33	EUR	167,000	245,143
TOTAL NETHERLANDS			317,022
New Zealand - 0.2%
New Zealand Government:
4.5% 4/15/27	NZD	25,000	20,801
5.5% 4/15/23	NZD	26,000	22,912
6% 12/15/17	NZD	107,000	89,154
TOTAL NEW ZEALAND			132,867
Norway - 0.1%
Kingdom of Norway:
4.25% 5/19/17	NOK	191,000	27,668
4.5% 5/22/19	NOK	277,000	42,738
Norway Government Bond 3% 3/14/24	NOK	159,000	23,994
TOTAL NORWAY			94,400
Poland - 0.8%
Polish Government:
3.25% 7/25/25	PLN	60,000	18,089
4% 10/25/23	PLN	275,000	87,466
5% 4/25/16	PLN	575,000	169,030
5.5% 10/25/19	PLN	530,000	172,343
5.75% 9/23/22	PLN	27,000	9,445
5.75% 4/25/29	PLN	31,000	11,901
TOTAL POLAND			468,274
Russia - 0.7%
Russian Federation:
5% 4/29/20		300,000	278,925
7% 8/16/23	RUB	4,135,000	45,604
7.05% 1/19/28	RUB	681,000	7,034
7.35% 1/20/16	RUB	2,831,000	43,572
7.5% 2/27/19	RUB	3,700,000	46,897
TOTAL RUSSIA			422,032
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Singapore - 0.2%
Republic of Singapore:
3.25% 9/1/20	SGD	162,000	$ 131,268
3.375% 9/1/33	SGD	21,000	17,208
TOTAL SINGAPORE			148,476
South Africa - 0.8%
South African Republic:
6.25% 3/31/36	ZAR	1,800,000	120,664
7.75% 2/28/23	ZAR	2,900,000	249,444
8% 12/21/18	ZAR	467,000	41,364
8.25% 9/15/17	ZAR	320,000	28,533
8.75% 1/31/44	ZAR	307,000	26,500
TOTAL SOUTH AFRICA			466,505
Spain - 2.6%
Spanish Kingdom:
2.1% 4/30/17	EUR	319,000	400,242
3.75% 10/31/18	EUR	474,000	639,696
4.4% 10/31/23 (c)	EUR	276,000	413,146
5.15% 10/31/44	EUR	83,000	143,610
TOTAL SPAIN			1,596,694
Sweden - 0.3%
Sweden Kingdom 2.5% 5/12/25	SEK	1,135,000	167,726
Switzerland - 0.7%
Switzerland Confederation:
1.25% 6/11/24	CHF	331,000	361,929
3.5% 4/8/33	CHF	50,000	75,181
TOTAL SWITZERLAND			437,110
Thailand - 0.4%
Kingdom of Thailand:
3.45% 3/8/19	THB	2,889,000	91,338
3.625% 6/16/23	THB	4,279,000	139,479
4.875% 6/22/29	THB	290,000	10,452
TOTAL THAILAND			241,269
Turkey - 0.6%
Turkish Republic:
7.1% 3/8/23	TRY	45,000	18,370
8.3% 6/20/18	TRY	144,000	62,669
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Turkey - continued
Turkish Republic: - continued
8.5% 9/14/22	TRY	198,000	$ 87,697
8.8% 11/14/18	TRY	260,000	115,157
8.8% 9/27/23	TRY	105,000	47,585
9% 1/27/16	TRY	156,000	67,357
TOTAL TURKEY			398,835
United Kingdom - 2.8%
United Kingdom, Great Britain and Northern Ireland:
1.75% 7/22/19 (Reg.S)	GBP	182,000	290,941
4.5% 9/7/34	GBP	676,000	1,413,705
TOTAL UNITED KINGDOM			1,704,646
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $24,986,383)			24,033,532
Municipal Securities - 0.4%

United States of America - 0.4%
Chicago Gen. Oblig. 6.314% 1/1/44 (Cost $207,368)		205,000	217,165
Preferred Securities - 5.0%

Belgium - 0.4%
KBC Groupe SA 5.625% (Reg. S) (d)(g)	EUR	200,000	237,050
France - 0.7%
Credit Agricole SA 6.625% (c)(d)(g)		200,000	194,181
EDF SA 5.625% (Reg. S) (d)(g)		200,000	215,733
TOTAL FRANCE			409,914
Germany - 1.7%
RWE AG 4.625% (d)(g)	EUR	845,000	1,046,130
Sweden - 0.6%
Vattenfall Treasury AB 5.25% (d)(g)	EUR	295,000	372,298
Preferred Securities - continued
		Principal Amount (b)	Value
United Kingdom - 1.6%
Barclays Bank PLC 7.625% 11/21/22		$ 681,000	$ 750,504
HSBC Holdings PLC 5.25% (d)(g)	EUR	200,000	245,700
TOTAL UNITED KINGDOM			996,204
TOTAL PREFERRED SECURITIES (Cost $3,343,403)			3,061,596
Fixed-Income Funds - 0.3%
	Shares
Fidelity Mortgage Backed Securities Central Fund (h) (Cost $152,428)	1,440	157,632
Money Market Funds - 2.3%

Fidelity Cash Central Fund, 0.13% (a) (Cost $1,417,641)	1,417,641	1,417,641
TOTAL INVESTMENT PORTFOLIO - 99.2% (Cost $62,078,824)		60,612,100
NET OTHER ASSETS (LIABILITIES) - 0.8%		470,943
NET ASSETS - 100%		$ 61,083,043
TBA Sale Commitments
	Principal Amount (b)
Fannie Mae
3.5% 1/1/45	$ (100,000)	(104,313)
Freddie Mac
4% 1/1/45	(100,000)	(106,624)
TOTAL TBA SALE COMMITMENTS (Proceeds $210,500)		$ (210,937)
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold
Bond Index Contracts
2 LIFFE Long Gilt Contracts (United Kingdom)	March 2015	$ 372,599	$ (9,448)
16 LIFFE Medium Gilt Contracts (United Kingdom)	March 2015	2,772,313	(20,494)
TOTAL BOND INDEX CONTRACTS		$ 3,144,912	$ (29,942)

The face value of futures sold as a percentage of net assets is 5.1%
For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $4,960,006.
Foreign Currency Contracts
Settlement Date	Currency	Counterparty	Type	Quantity	Contract Amount (b)	Unrealized Appreciation/ (Depreciation)
1/2/15	GBP	JPMorgan Chase Bank, N.A.	Buy	40,000	$ 62,413	$ (69)
1/2/15	MXN	JPMorgan Chase Bank, N.A.	Sell	10,106,404	687,151	2,145
1/5/15	AUD	JPMorgan Chase Bank, N.A.	Buy	147,219	120,709	(520)
1/5/15	CHF	JPMorgan Chase Bank, N.A.	Buy	89,838	90,777	(415)
2/10/15	BRL	Citibank, N.A.	Buy	415,000	151,737	2,851
2/10/15	BRL	Morgan Stanley Cap. Group	Sell	415,000	152,015	(2,573)
2/10/15	CAD	Goldman Sachs Bank USA	Buy	362,000	316,305	(4,966)
2/10/15	CAD	JPMorgan Chase Bank, N.A.	Buy	37,000	31,855	(33)
2/10/15	CAD	JPMorgan Chase Bank, N.A.	Buy	90,000	77,688	(284)
2/10/15	CHF	Goldman Sachs Bank USA	Buy	259,000	267,704	(7,036)
2/10/15	CHF	JPMorgan Chase Bank, N.A.	Sell	54,000	54,595	247
2/10/15	CZK	Citibank, N.A.	Buy	1,062,000	47,617	(1,203)
2/10/15	CZK	JPMorgan Chase Bank, N.A.	Buy	724,000	31,777	(135)
2/10/15	DKK	Citibank, N.A.	Buy	304,000	50,844	(1,431)
2/10/15	EUR	Barclays Bank PLC	Buy	25,000	30,708	(445)
2/10/15	EUR	Barclays Bank PLC	Buy	27,000	32,917	(233)
Foreign Currency Contracts
Settlement Date	Currency	Counterparty	Type	Quantity	Contract Amount (b)	Unrealized Appreciation/ (Depreciation)
2/10/15	EUR	Barclays Bank PLC	Buy	65,000	$ 80,955	$ (2,272)
2/10/15	EUR	Barclays Bank PLC	Buy	227,000	285,223	(10,439)
2/10/15	EUR	Barclays Bank PLC	Sell	240,000	300,281	9,760
2/10/15	EUR	Barclays Bank PLC	Sell	285,000	353,052	8,059
2/10/15	EUR	Goldman Sachs Bank USA	Buy	1,516,000	1,886,566	(51,442)
2/10/15	EUR	JPMorgan Chase Bank, N.A.	Buy	23,000	28,071	(230)
2/10/15	EUR	JPMorgan Chase Bank, N.A.	Buy	223,000	279,469	(9,527)
2/10/15	EUR	JPMorgan Chase Bank, N.A.	Buy	458,000	556,715	(2,305)
2/10/15	EUR	JPMorgan Chase Bank, N.A.	Sell	93,000	113,102	525
2/10/15	EUR	Morgan Stanley Cap. Group	Buy	78,000	97,192	(2,772)
2/10/15	EUR	Morgan Stanley Cap. Group	Sell	37,000	46,062	1,273
2/10/15	EUR	Morgan Stanley Cap. Group	Sell	213,000	267,063	9,225
2/10/15	GBP	BNP Paribas	Sell	115,000	179,856	668
2/10/15	GBP	Barclays Bank PLC	Sell	26,000	40,618	106
2/10/15	GBP	Barclays Bank PLC	Sell	32,000	50,349	488
2/10/15	GBP	Barclays Bank PLC	Sell	48,000	76,191	1,400
2/10/15	GBP	Barclays Bank PLC	Sell	185,000	290,822	2,563
2/10/15	GBP	Barclays Bank PLC	Sell	210,000	328,398	1,186
2/10/15	GBP	Citibank, N.A.	Sell	1,925,000	3,057,920	58,472
2/10/15	GBP	JPMorgan Chase Bank, N.A.	Buy	26,000	40,961	(449)
2/10/15	GBP	JPMorgan Chase Bank, N.A.	Sell	24,000	37,437	41
2/10/15	HKD	Goldman Sachs Bank USA	Buy	153,000	19,736	(7)
2/10/15	ILS	Barclays Bank PLC	Sell	164,000	42,084	38
2/10/15	ILS	Goldman Sachs Bank USA	Buy	164,000	43,250	(1,204)
2/10/15	ILS	JPMorgan Chase Bank, N.A.	Buy	179,000	46,029	(137)
2/10/15	JPY	BNP Paribas	Buy	38,750,000	326,779	(3,170)
2/10/15	JPY	BNP Paribas	Buy	50,000,000	425,104	(7,543)
2/10/15	JPY	Barclays Bank PLC	Sell	21,618,000	182,506	1,970
Foreign Currency Contracts
Settlement Date	Currency	Counterparty	Type	Quantity	Contract Amount (b)	Unrealized Appreciation/ (Depreciation)
2/10/15	JPY	JPMorgan Chase Bank, N.A.	Sell	57,300,000	$ 479,661	$ 1,136
2/10/15	JPY	Morgan Stanley Cap. Group	Buy	155,000,000	1,351,176	(56,735)
2/10/15	KRW	BNP Paribas	Sell	100,961,000	90,662	(1,480)
2/10/15	KRW	Goldman Sachs Bank USA	Buy	100,961,000	92,727	(586)
2/10/15	KRW	JPMorgan Chase Bank, N.A.	Buy	132,000,000	120,934	(466)
2/10/15	MYR	Barclays Bank PLC	Sell	166,000	47,347	12
2/10/15	MYR	Goldman Sachs Bank USA	Buy	166,000	49,361	(2,026)
2/10/15	NZD	Barclays Bank PLC	Buy	27,000	20,778	203
2/10/15	NZD	Citibank, N.A.	Sell	27,000	20,661	(320)
2/10/15	PLN	Goldman Sachs Bank USA	Sell	177,000	52,023	2,115
2/10/15	PLN	JPMorgan Chase Bank, N.A.	Buy	177,000	50,845	(937)
2/10/15	PLN	JPMorgan Chase Bank, N.A.	Buy	240,000	67,956	(283)
2/10/15	SEK	Goldman Sachs Bank USA	Buy	1,890,000	255,471	(12,995)
2/10/15	SGD	Barclays Bank PLC	Buy	26,000	19,627	(17)
2/10/15	SGD	Goldman Sachs Bank USA	Sell	26,000	20,099	489
2/10/15	TRY	Barclays Bank PLC	Buy	75,000	32,079	(227)
2/10/15	TRY	Goldman Sachs Bank USA	Sell	75,000	32,590	738
2/10/15	TRY	JPMorgan Chase Bank, N.A.	Buy	121,000	51,497	(109)
2/10/15	ZAR	Goldman Sachs Bank USA	Buy	395,000	34,822	(875)
2/10/15	ZAR	JPMorgan Chase Bank, N.A.	Buy	778,000	67,010	(148)
2/10/15	ZAR	JPMorgan Chase Bank, N.A.	Sell	395,000	33,823	(123)
2/20/15	JPY	JPMorgan Chase Bank, N.A.	Buy	3,600,000	30,179	(112)
						$ (82,569)

For the period, the average contract value for foreign currency contracts was $23,812,910. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively.

Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
CHF	-	Swiss franc
CLP	-	Chilean peso
CZK	-	Czech koruna
DKK	-	Danish krone
EUR	-	European Monetary Unit
GBP	-	British pound
ILS	-	Israeli shekel
JPY	-	Japanese yen
KRW	-	Korean won
MXN	-	Mexican peso
MYR	-	Malaysian ringgit
NOK	-	Norwegian krone
NZD	-	New Zealand dollar
PLN	-	Polish zloty (new)
RUB	-	Russian ruble
SEK	-	Swedish krona
SGD	-	Singapore dollar
THB	-	Thai baht
TRY	-	Turkish Lira
ZAR	-	South African rand
Legend

(a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) Amount is stated in United States dollars unless otherwise noted.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,822,247 or 6.3% of net assets.

(d) Security is perpetual in nature with no stated maturity date.
(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $46,460.
(g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,764
Fidelity Mortgage Backed Securities Central Fund	45,122
Total	$ 47,886
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Mortgage Backed Securities Central Fund	$ 2,951,796	$ 2,554,267	$ 5,469,976	$ 157,632	0.0%
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 17,995,728	$ -	$ 17,995,728	$ -
U.S. Government Agency - Mortgage Securities	5,384,166	-	5,384,166	-
Asset-Backed Securities	707,022	-	707,022	-
Commercial Mortgage Securities	2,842,572	-	2,842,572	-
U.S. Government and Government Agency Obligations	4,795,046	-	4,795,046	-
Foreign Government and Government Agency Obligations	24,033,532	-	24,033,532	-
Municipal Securities	217,165	-	217,165	-
Preferred Securities	3,061,596	-	3,061,596	-
Fixed-Income Funds	157,632	157,632	-	-
Money Market Funds	1,417,641	1,417,641	-	-
Total Investments in Securities:	$ 60,612,100	$ 1,575,273	$ 59,036,827	$ -
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Derivative Instruments:
Assets
Foreign Currency Contracts	$ 105,710	$ -	$ 105,710	$ -
Liabilities
Foreign Currency Contracts	$ (188,279)	$ -	$ (188,279)	$ -
Futures Contracts	(29,942)	(29,942)	-	-
Total Liabilities	$ (218,221)	$ (29,942)	$ (188,279)	$ -
Total Derivative Instruments:	$ (112,511)	$ (29,942)	$ (82,569)	$ -
Other Financial Instruments:
TBA Sale Commitments	$ (210,937)	$ -	$ (210,937)	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Foreign Exchange Risk
Foreign Currency Contracts (a)	$ 105,710	$ (188,279)
Interest Rate Risk
Futures Contracts (b)	-	(29,942)
Total Value of Derivatives	$ 105,710	$ (218,221)
(a) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on foreign currency contracts line-items.

(b) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $60,508,755)	$ 59,036,827
Fidelity Central Funds (cost $1,570,069)	1,575,273
Total Investments (cost $62,078,824)		$ 60,612,100
Cash		39,965
Foreign currency held at value (cost $1,077,712)		1,058,503
Receivable for investments sold		652,087
Receivable for TBA sale commitments		210,500
Unrealized appreciation on foreign currency contracts		105,710
Receivable for fund shares sold		66,287
Interest receivable		565,594
Distributions receivable from Fidelity Central Funds		477
Prepaid expenses		145
Receivable from investment adviser for expense reductions		12,354
Total assets		63,323,722

Liabilities
Payable for investments purchased Regular delivery	$ 386,804
Delayed delivery	1,286,605
TBA sale commitments, at value	210,937
Unrealized depreciation on foreign currency contracts	188,279
Payable for fund shares redeemed	29,276
Accrued management fee	28,540
Distribution and service plan fees payable	5,222
Payable for daily variation margin for derivative instruments	7,824
Other affiliated payables	8,485
Other payables and accrued expenses	88,707
Total liabilities		2,240,679

Net Assets		$ 61,083,043
Net Assets consist of:
Paid in capital		$ 64,249,716
Undistributed net investment income		101,190
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,647,299)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,620,564)
Net Assets		$ 61,083,043

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

December 31, 2014
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,769,962 ÷ 508,515 shares)	$ 9.38

Maximum offering price per share (100/96.00 of $9.38)	$ 9.77
Class T: Net Asset Value and redemption price per share ($3,011,773 ÷ 321,076 shares)	$ 9.38

Maximum offering price per share (100/96.00 of $9.38)	$ 9.77
Class C: Net Asset Value and offering price per share ($4,340,498 ÷ 463,153 shares)A	$ 9.37

Global Bond: Net Asset Value, offering price and redemption price per share ($46,242,444 ÷ 4,928,289 shares)	$ 9.38

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,718,366 ÷ 289,759 shares)	$ 9.38

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2014
Investment Income
Dividends		$ 129,237
Interest		1,691,869
Income from Fidelity Central Funds		47,886
Income before foreign taxes withheld		1,868,992
Less foreign taxes withheld		(7,254)
Total income		1,861,738

Expenses
Management fee	$ 342,598
Transfer agent fees	70,582
Distribution and service plan fees	60,135
Accounting fees and expenses	31,621
Custodian fees and expenses	11,624
Independent trustees' compensation	264
Registration fees	65,627
Audit	155,369
Legal	137
Miscellaneous	944
Total expenses before reductions	738,901
Expense reductions	(220,681)	518,220
Net investment income (loss)		1,343,518
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	287,331
Fidelity Central Funds	60,652
Foreign currency transactions	(267,272)
Futures contracts	(331,222)
Swaps	(295,882)
Total net realized gain (loss)		(546,393)
Change in net unrealized appreciation (depreciation) on: Investment securities	(895,028)
Assets and liabilities in foreign currencies	22,652
Futures contracts	(107,552)
Swaps	225,360
Delayed delivery commitments	(437)
Total change in net unrealized appreciation (depreciation)		(755,005)
Net gain (loss)		(1,301,398)
Net increase (decrease) in net assets resulting from operations		$ 42,120

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,343,518	$ 2,072,314
Net realized gain (loss)	(546,393)	(5,762,501)
Change in net unrealized appreciation (depreciation)	(755,005)	(2,402,509)
Net increase (decrease) in net assets resulting from operations	42,120	(6,092,696)
Distributions to shareholders from net investment income	(41,970)	-
Distributions to shareholders from net realized gain	-	(42,360)
Return of capital	(1,251,953)	(1,950,061)
Total distributions	(1,293,923)	(1,992,421)
Share transactions - net increase (decrease)	3,902,716	(100,308,315)
Total increase (decrease) in net assets	2,650,913	(108,393,432)

Net Assets
Beginning of period	58,432,130	166,825,562
End of period (including undistributed net investment income of $101,190 and distributions in excess of net investment income of $142,831, respectively)	$ 61,083,043	$ 58,432,130

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended December 31,	2014	2013	2012 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.56	$ 10.14	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.199	.172	.088
Net realized and unrealized gain (loss)	(.187)	(.553)	.207
Total from investment operations	.012	(.381)	.295
Distributions from net investment income	(.006)	-	(.078)
Distributions from net realized gain	-	(.002)	(.077)
Return of capital	(.186)	(.197)	-
Total distributions	(.192)	(.199)	(.155)
Net asset value, end of period	$ 9.38	$ 9.56	$ 10.14
Total Return B, C, D	.08%	(3.76)%	2.95%
Ratios to Average Net Assets F, I
Expenses before reductions	1.44%	1.30%	1.61% A
Expenses net of fee waivers, if any	1.00%	1.00%	1.00% A
Expenses net of all reductions	1.00%	1.00%	1.00% A
Net investment income (loss)	2.05%	1.77%	1.44% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,770	$ 3,965	$ 3,041
Portfolio turnover rate G	227%	245%	91% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .01%.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 22, 2012 (commencement of operations) to December 31, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended December 31,	2014	2013	2012 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.56	$ 10.14	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.199	.172	.088
Net realized and unrealized gain (loss)	(.187)	(.553)	.207
Total from investment operations	.012	(.381)	.295
Distributions from net investment income	(.006)	-	(.078)
Distributions from net realized gain	-	(.002)	(.077)
Return of capital	(.186)	(.197)	-
Total distributions	(.192)	(.199)	(.155)
Net asset value, end of period	$ 9.38	$ 9.56	$ 10.14
Total Return B, C, D	.08%	(3.76)%	2.95%
Ratios to Average Net Assets F, I
Expenses before reductions	1.46%	1.30%	1.61% A
Expenses net of fee waivers, if any	1.00%	1.00%	1.00% A
Expenses net of all reductions	1.00%	1.00%	1.00% A
Net investment income (loss)	2.05%	1.77%	1.44% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,012	$ 2,943	$ 2,747
Portfolio turnover rate G	227%	245%	91% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .01%.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 22, 2012 (commencement of operations) to December 31, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended December 31,	2014	2013	2012 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.55	$ 10.14	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.126	.099	.042
Net realized and unrealized gain (loss)	(.185)	(.558)	.208
Total from investment operations	(.059)	(.459)	.250
Distributions from net investment income	(.004)	-	(.033)
Distributions from net realized gain	-	(.002)	(.077)
Return of capital	(.117)	(.129)	-
Total distributions	(.121)	(.131)	(.110)
Net asset value, end of period	$ 9.37	$ 9.55	$ 10.14
Total Return B, C, D	(.65)%	(4.53)%	2.50%
Ratios to Average Net Assets F, I
Expenses before reductions	2.22%	2.08%	2.36% A
Expenses net of fee waivers, if any	1.75%	1.75%	1.75% A
Expenses net of all reductions	1.75%	1.75%	1.75% A
Net investment income (loss)	1.30%	1.01%	.69% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,340	$ 3,579	$ 2,994
Portfolio turnover rate G	227%	245%	91% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .01%.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 22, 2012 (commencement of operations) to December 31, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Global Bond

Years ended December 31,	2014	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.56	$ 10.14	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.223	.199	.103
Net realized and unrealized gain (loss)	(.188)	(.556)	.208
Total from investment operations	.035	(.357)	.311
Distributions from net investment income	(.007)	-	(.094)
Distributions from net realized gain	-	(.002)	(.077)
Return of capital	(.208)	(.221)	-
Total distributions	(.215)	(.223)	(.171)
Net asset value, end of period	$ 9.38	$ 9.56	$ 10.14
Total Return B, C	.32%	(3.53)%	3.11%
Ratios to Average Net Assets E, H
Expenses before reductions	1.09%	.99%	1.28% A
Expenses net of fee waivers, if any	.75%	.75%	.75% A
Expenses net of all reductions	.75%	.75%	.75% A
Net investment income (loss)	2.30%	2.02%	1.69% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,242	$ 45,300	$ 155,463
Portfolio turnover rate F	227%	245%	91% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .01%.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 22, 2012 (commencement of operations) to December 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended December 31,	2014	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.56	$ 10.14	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.223	.196	.104
Net realized and unrealized gain (loss)	(.188)	(.553)	.207
Total from investment operations	.035	(.357)	.311
Distributions from net investment income	(.007)	-	(.094)
Distributions from net realized gain	-	(.002)	(.077)
Return of capital	(.208)	(.221)	-
Total distributions	(.215)	(.223)	(.171)
Net asset value, end of period	$ 9.38	$ 9.56	$ 10.14
Total Return B, C	.32%	(3.53)%	3.11%
Ratios to Average Net Assets E, H
Expenses before reductions	1.15%	1.02%	1.36% A
Expenses net of fee waivers, if any	.75%	.75%	.75% A
Expenses net of all reductions	.75%	.75%	.75% A
Net investment income (loss)	2.30%	2.02%	1.69% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,718	$ 2,646	$ 2,580
Portfolio turnover rate F	227%	245%	91% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .01%.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 22, 2012 (commencement of operations) to December 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

Fidelity Global Bond Fund (the Fund) is a non-diversified fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Global Bond and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio*
Fidelity Mortgage Backed Securities Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade mortgage-related securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Repurchase Agreements Swaps	Less than .01%

* Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual share-

holder report.

Annual Report

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2. Investments in Fidelity Central Funds - continued

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

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Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014, is included at the end of the Fund's Schedule of Investments.

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3. Significant Accounting Policies - continued

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, closed foreign currency contracts, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency including foreign currency contracts, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative

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Class Allocations and Expenses - continued

net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, market discount, tax return of capital distribution, partnerships (including allocations from Fidelity Central Funds), capital loss carryforwards and losses deferred due to wash sales, futures contracts and excise tax regulations.

For the periods ended December 31, 2013 and December 31, 2014, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 705,554
Gross unrealized depreciation	(2,116,886)
Net unrealized appreciation (depreciation) on securities	$ (1,411,332)

Tax Cost	$ 62,023,432

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (1,557,910)
Net unrealized appreciation (depreciation) on securities and other investments	$ (1,454,499)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (967,684)
Long-term	(590,226)
Total capital loss carryforward	$ (1,557,910)

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 41,970	$ 42,360
Return of Capital	1,251,953	1,950,061
Total	$ 1,293,923	$ 1,992,421

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The

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Delayed Delivery Transactions and When-Issued Securities - continued

price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale

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3. Significant Accounting Policies - continued

Restricted Securities - continued

at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

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Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and

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Risk Exposures and the Use of Derivative Instruments - continued

Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Purchased Options	$ (95,906)	$ 8,087
Swaps	(295,882)	225,360
Total Credit Risk	(391,788)	233,447
Foreign Exchange Risk
Foreign Currency Contracts	(235,622)	(59,156)
Interest Rate Risk
Futures Contracts	(331,222)	(107,552)
Totals (a)	$ (958,632)	$ 66,739

(a) A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Foreign Currency Contracts. Foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on foreign currency contracts during the period is included in the Statement of Operations as part of net realized gain (loss) on foreign currency transactions and change in unrealized gain (loss) on assets and liabilities in foreign currencies, respectively.

Any open foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Foreign Currency Contracts." The contract amount and

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unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss

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Options - continued

depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included on the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable. For the period, the average monthly notional amount for purchased swaptions in the aggregate was $5,782,835.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value

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Swaps - continued

of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is included in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps." For the period, the average monthly notional amount for swaps in the aggregate was $2,129,959.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

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Credit Default Swaps - continued

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities, aggregated $73,856,226 and $76,098,452, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase

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Management Fee - continued

and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 11,309	$ 6,816
Class T	-%	.25%	7,670	6,342
Class C	.75%	.25%	41,156	29,827
			$ 60,135	$ 42,985

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and ..25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,535
Class T	219
Class C*	163
$ 1,917

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

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6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 8,984.20
Class T	6,399.21
Class C	9,360.23
Global Bond	41,498.09
Institutional Class	4,341.16
	$ 70,582

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $98 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through February 29, 2016. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.00%	$ 19,871
Class T	1.00%	13,957
Class C	1.75%	19,105
Global Bond	.75%	156,437
Institutional Class	.75%	11,161
		$ 220,531

Annual Report

8. Expense Reductions - continued

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $107.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested U.S. dollar cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $43.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
From net investment income
Class A	$ 2,913	$ -
Class T	1,968	-
Class C	1,661	-
Global Bond	33,439	-
Institutional Class	1,989	-
Total	$ 41,970	$ -
From net realized gain
Class A	$ -	$ 631
Class T	-	549
Class C	-	613
Global Bond	-	40,057
Institutional Class	-	510
Total	$ -	$ 42,360
From return of capital
Class A	$ 86,900	$ 76,106
Class T	58,706	57,726
Class C	49,551	46,996
Global Bond	997,458	1,708,884
Institutional Class	59,338	60,349
Total	$ 1,251,953	$ 1,950,061

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Class A
Shares sold	140,504	128,437	$ 1,371,103	$ 1,259,307
Reinvestment of distributions	9,029	7,560	87,346	73,115
Shares redeemed	(55,746)	(21,229)	(539,008)	(204,741)
Net increase (decrease)	93,787	114,768	$ 919,441	$ 1,127,681
Class T
Shares sold	20,348	44,973	$ 198,143	$ 437,451
Reinvestment of distributions	6,268	6,023	60,674	58,275
Shares redeemed	(13,379)	(14,115)	(129,209)	(134,293)
Net increase (decrease)	13,237	36,881	$ 129,608	$ 361,433
Class C
Shares sold	146,969	105,342	$ 1,439,477	$ 1,037,828
Reinvestment of distributions	5,266	4,871	50,897	47,018
Shares redeemed	(63,690)	(31,015)	(614,170)	(299,158)
Net increase (decrease)	88,545	79,198	$ 876,204	$ 785,688
Global Bond
Shares sold	1,226,810	8,357,038	$ 11,926,818	$ 83,742,267
Reinvestment of distributions	104,991	173,324	1,016,414	1,694,816
Shares redeemed	(1,141,440)	(19,127,056)	(11,093,326)	(188,239,210)
Net increase (decrease)	190,361	(10,596,694)	$ 1,849,906	$ (102,802,127)
Institutional Class
Shares sold	10,510	20,837	$ 103,515	$ 205,152
Reinvestment of distributions	6,311	6,265	61,091	60,654
Shares redeemed	(3,838)	(4,865)	(37,049)	(46,796)
Net increase (decrease)	12,983	22,237	$ 127,557	$ 219,010

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 68% of the total outstanding shares of the Fund.

Annual Report

12. Risks of Investing in European Countries.

The recent global financial crisis has created uncertainty surrounding the sovereign debt of many European countries. If there is a default or debt restructuring by any European country, or if one or more countries leave the European Monetary Union or the European Monetary Union dissolves, there may be wide-ranging effects on global markets. Such events could significantly affect the value or liquidity of the Fund's investments in the region or with exposure to the region.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity School Street Trust and the Shareholders of Fidelity Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Bond Fund (a fund of Fidelity School Street Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Global Bond Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 25, 2015

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Elizabeth S. Acton, James C. Curvey, and John Engler, each of the Trustees oversees 233 funds. Ms. Acton and Mr. Engler each oversees 215 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC, President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)
Year of Election or Appointment: 2014 Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present), K12 Inc. (technology-based education company, 2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Robert P. Brown (1963)
Year of Election or Appointment: 2012 Vice President of Fidelity's Bond Funds

Mr. Brown also serves as Vice President of other funds. Mr. Brown serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2010-present), President, Bond Group of FMR (2011-present), Director and Managing Director, Research of Fidelity Management & Research (U.K.) Inc. (2008-present), and is an employee of Fidelity Investments. Previously, Mr. Brown served as President, Money Market Group of FMR (2010-2011) and Vice President of Fidelity's Money Market Funds (2010-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Nancy D. Prior (1967)
Year of Election or Appointment: 2014 Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), President, Fixed Income (2014-present), Vice Chairman of Pyramis Global Advisors, LLC (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond of FMR (2013-2014), President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (2014-present), FMR (2014-present), Fidelity Investments Money Management, Inc. (2014-present), and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

A total of 3.22% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser, Fidelity SelectCo, LLC, to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in March 2014 and May 2014.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; tactical opportunities for investment; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Global Bond Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Institutional Class, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.00%, 1.00%, 1.75%, 0.75%, and 0.75% through February 28, 2015.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments Money
Management, Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)

AGLBI-UANN-0215
1.939032.102

Fidelity®

Global Bond

Fund

Annual Report

December 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and other distributions, if any, and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Life of fundA
Fidelity® Global Bond Fund	0.32%	-0.08%

A From May 22, 2012.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global Bond Fund, a class of the fund, on May 22, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays® Global Aggregate GDP Weighted Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global taxable investment-grade bonds posted a positive return for the 12 months ending December 31, 2014, as prices benefited from continued central bank stimulus that sought to address worries about economic growth, especially in Japan and Europe. The Barclays® Global Aggregate GDP Weighted Index, a measure of worldwide investment-grade bond performance, gained 0.77% in U.S. dollar terms. The international version of the index, which excludes the U.S. but is reported in dollars, returned -2.92%, hurt by the dollar's strong rally versus a basket of major currencies in the second half. Investors were concerned with slowing economic growth outside the U.S., partly reflected in the 45% decline in oil prices since June. As a result, investors snapped up longer-dated bonds in search of higher yields. Several European benchmark bonds hit record lows near period end, and yields were negative for some shorter-term government bonds, amid concerns about possible deflation. The global credit sector within the Barclays Global index, including the U.S. market, outperformed for the year, with strong buying able to absorb a large number of new bond issues.

Comments from Curtis Hollingsworth, who became Lead Portfolio Manager of Fidelity® Global Bond Fund on May 19, 2014: For the 12 months ending December 31, 2014, the fund's Retail Class shares returned 0.32%, trailing the 0.77% return of the Barclays® Global Aggregate GDP Weighted Index. Bond holdings in the U.S. contributed strong absolute performance versus most geographies, aided by strong security selection. Outside the U.S., the fund suffered lackluster absolute performance. The U.S. dollar rallied against almost every major foreign currency, turning in its best performance since 2005, which worked against the 60% of fund assets denominated in non-U.S. currencies. The fund made use of foreign-exchange forwards to help manage currency exposures, although it had fewer derivatives holdings at period end. Currency effects were acute in both Japan and the eurozone. Germany was a particular sore spot, both on an absolute and relative basis. The fund also reduced its cash position, which helped, as bonds outperformed cash. An increased stake in European corporate bonds and government bonds from Spain and Italy helped relative performance in local currency terms. Longer-dated government holdings in France also outperformed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Class A	1.00%
Actual		$ 1,000.00	$ 951.90	$ 4.92
Hypothetical A		$ 1,000.00	$ 1,020.16	$ 5.09
Class T	1.00%
Actual		$ 1,000.00	$ 951.90	$ 4.92
Hypothetical A		$ 1,000.00	$ 1,020.16	$ 5.09
Class C	1.75%
Actual		$ 1,000.00	$ 948.90	$ 8.60
Hypothetical A		$ 1,000.00	$ 1,016.38	$ 8.89
Global Bond	.75%
Actual		$ 1,000.00	$ 953.20	$ 3.69
Hypothetical A		$ 1,000.00	$ 1,021.42	$ 3.82
Institutional Class	.75%
Actual		$ 1,000.00	$ 953.20	$ 3.69
Hypothetical A		$ 1,000.00	$ 1,021.42	$ 3.82

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .01%.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's fixed-income central funds.
Currency Exposure (% of fund's net assets)
	As of December 31, 2014	As of June 30, 2014
US Dollar	43.3%	41.7%
European Monetary Unit	26.2%	26.0%
Japanese Yen	10.4%	11.3%
British Pound	4.9%	4.8%
Canadian Dollar	2.9%	2.8%
Other	12.3%	13.4%
Percentages are based on exposure to currencies and include the effect of foreign currency contracts, futures contracts, options and swaps, as applicable.
Geographic Diversification (% of fund's net assets)
As of December 31, 2014	As of June 30, 2014
United States of America 38.3%	United States of America 31.4%
United Kingdom 10.6%	United Kingdom 7.5%
Japan 6.5%	Japan 9.0%
Germany 5.9%	Germany 5.5%
France 4.7%	France 7.4%
Italy 3.8%	Italy 5.0%
Spain 2.6%	Spain 3.0%
Mexico 2.3%	Mexico 2.8%
Australia 2.2%	Australia 1.9%
Other 23.1%	Other 26.5%

Percentages are based on country or territory of incorporation and include the effect of futures contracts, options and swaps, as applicable. Foreign currency contracts and other assets and liabilities are included within United States of America, as applicable.

Quality Diversification (% of fund's net assets)
As of December 31, 2014	As of June 30, 2014
U.S. Government and U.S. Government Agency Obligations 16.6%	U.S. Government and U.S. Government Agency Obligations 16.9%
AAA 10.6%	AAA 11.7%
AA 8.3%	AA 20.6%
A 14.0%	A 8.8%
BBB 32.2%	BBB 31.0%
BB and Below 8.8%	BB and Below 5.5%
Not Rated 6.1%	Not Rated 5.1%
Short-Term Investments and Net Other Assets 3.4%	Short-Term Investments and Net Other Assets 0.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Weighted Average Maturity as of December 31, 2014
6 months ago
Years	8.8	8.4

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of December 31, 2014
6 months ago
Years	6.3	6.2

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Asset Allocation (% of fund's net assets)
As of December 31, 2014*		As of June 30, 2014**
	Corporate Bonds 29.5%		Corporate Bonds 25.7%
	U.S. Government and U.S. Government Agency Obligations 16.6%		U.S. Government and U.S. Government Agency Obligations 16.9%
	Asset-Backed Securities 1.2%		Asset-Backed Securities 0.0%
	CMOs and Other Mortgage Related Securities 4.6%		CMOs and Other Mortgage Related Securities 4.6%
	Municipal Bonds 0.4%		Municipal Bonds 0.6%
	Foreign Government and Government Agency Obligations 39.3%		Foreign Government and Government Agency Obligations 46.3%
	Other Investments 5.0%		Other Investments 5.5%
	Short-Term Investments and Net Other Assets (Liabilities) 3.4%		Short-Term Investments and Net Other Assets (Liabilities) 0.4%
* Futures and Swaps	5.1%	** Futures and Swaps	6.8%
* Foreign Currency Contracts	0.9%	** Foreign Currency Contracts	(0.3)%

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investments in underlying non- money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable.

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Nonconvertible Bonds - 29.5%
		Principal Amount (b)	Value
Bailiwick of Jersey - 0.6%
Heathrow Funding Ltd. 6% 3/20/20	GBP	200,000	$ 355,166
Brazil - 0.3%
Banco Nacional de Desenvolvimento Economico e Social 5.75% 9/26/23 (c)		$ 200,000	206,000
British Virgin Islands - 0.3%
Sinopec Group Overseas Development 2012 Ltd. 3.9% 5/17/22		200,000	203,512
Cayman Islands - 1.2%
Petrobras International Finance Co. Ltd. 5.75% 1/20/20		67,000	64,703
Thames Water Utilities Cayman Finance Ltd. 5.375% 7/21/25 (g)	GBP	195,000	325,062
Yorkshire Water Services Finance Ltd. 6% 4/24/25 (g)	GBP	200,000	337,870
TOTAL CAYMAN ISLANDS			727,635
Czech Republic - 0.4%
Ceske Energeticke Zavody A/S 4.25% 4/3/22 (c)		250,000	265,828
Finland - 0.5%
Citycon Oyj 3.75% 6/24/20 (Reg. S)	EUR	220,000	297,619
France - 1.1%
BPCE SA 5.7% 10/22/23 (c)		400,000	429,507
Numericable Group SA 5.375% 5/15/22 (Reg. S)	EUR	200,000	249,754
TOTAL FRANCE			679,261
Germany - 0.8%
Muenchener Rueckversicherungs AG 6% 5/26/41 (g)	EUR	100,000	146,562
Symrise AG 1.75% 7/10/19	EUR	100,000	123,601
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5% 1/15/25 (c)		200,000	200,260
TOTAL GERMANY			470,423
Ireland - 1.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.5% 5/15/21 (c)		150,000	151,875
Aquarius + Investments PLC for Swiss Reinsurance Co. Ltd. 6.375% 9/1/24 (g)		280,000	291,179
Bank of Ireland 3.25% 1/15/19 (Reg. S)	EUR	250,000	324,364
TOTAL IRELAND			767,418
Italy - 1.2%
Assicurazioni Generali SpA 7.75% 12/12/42 (g)	EUR	200,000	302,513
Intesa Sanpaolo SpA 5.017% 6/26/24 (c)		457,000	443,525
TOTAL ITALY			746,038
Nonconvertible Bonds - continued
		Principal Amount (b)	Value
Luxembourg - 0.6%
Gaz Capital SA (Luxembourg) 3.85% 2/6/20 (Reg. S)		$ 200,000	$ 164,000
Wind Acquisition Finance SA 4.75% 7/15/20 (c)		200,000	189,750
TOTAL LUXEMBOURG			353,750
Mexico - 0.8%
Petroleos Mexicanos:
5.5% 6/27/44		133,000	135,660
6.5% 6/2/41		333,000	382,118
TOTAL MEXICO			517,778
Netherlands - 1.5%
Citycon Treasury BV 2.5% 10/1/24 (Reg. S)	EUR	150,000	186,253
Deutsche Annington Finance BV:
4% (Reg. S) (d)(g)	EUR	100,000	122,215
5% 10/2/23 (c)		200,000	209,742
Petrobras Global Finance BV 5.625% 5/20/43		87,000	70,927
Vesteda Finance BV 1.75% 7/22/19 (Reg. S)	EUR	250,000	307,368
TOTAL NETHERLANDS			896,505
Portugal - 0.6%
Banco Espirito Santo SA 4% 1/21/19 (Reg. S)	EUR	300,000	351,202
United Kingdom - 6.2%
Aviva PLC 6.625% 6/3/41 (g)	GBP	277,000	489,302
Barclays Bank PLC 6.75% 1/16/23 (g)	GBP	150,000	255,370
BP Capital Markets PLC 4.5% 10/1/20		27,000	29,213
Everything Everywhere Finance PLC 4.375% 3/28/19	GBP	300,000	501,584
Great Rolling Stock Co. Ltd. 6.25% 7/27/20	GBP	150,000	274,540
HSBC Bank PLC 5% 3/20/23 (g)	GBP	150,000	248,672
Imperial Tobacco Finance 9% 2/17/22	GBP	155,000	331,489
Tesco PLC 5% 3/24/23	GBP	300,000	476,797
Travis Perkins PLC 4.375% 9/15/21 (Reg. S)	GBP	350,000	550,391
WM Morrison Supermarkets PLC 4.625% 12/8/23	GBP	400,000	635,638
TOTAL UNITED KINGDOM			3,792,996
United States of America - 12.1%
Air Lease Corp.:
2.125% 1/15/18		32,000	31,440
4.25% 9/15/24		52,000	52,390
Albemarle Corp. U.S. 1.875% 12/8/21 (Reg. S)	EUR	150,000	182,133
Alcoa, Inc.:
5.125% 10/1/24		43,000	45,570
5.4% 4/15/21		103,000	111,553
Nonconvertible Bonds - continued
		Principal Amount (b)	Value
United States of America - continued
American Transmission Systems, Inc. 5% 9/1/44 (c)		$ 23,000	$ 24,605
Anadarko Petroleum Corp. 6.375% 9/15/17		80,000	88,950
Bank of America Corp.:
4.25% 10/22/26		61,000	60,863
5.7% 1/24/22		75,000	86,883
5.875% 1/5/21		25,000	28,987
Becton, Dickinson & Co.:
2.675% 12/15/19		18,000	18,237
4.685% 12/15/44		17,000	18,308
BioMed Realty LP 2.625% 5/1/19		12,000	11,989
Brandywine Operating Partnership LP:
3.95% 2/15/23		183,000	184,555
4.1% 10/1/24		62,000	62,125
4.55% 10/1/29		62,000	62,695
CCO Holdings LLC/CCO Holdings Capital Corp. 5.25% 9/30/22		190,000	189,525
Chesapeake Energy Corp. 6.125% 2/15/21		720,000	756,000
Citigroup, Inc. 1.85% 11/24/17		121,000	120,870
DCP Midstream LLC 4.75% 9/30/21 (c)		153,000	151,912
Discover Financial Services 3.85% 11/21/22		213,000	216,707
Dominion Resources, Inc. 2.5566% 9/30/66 (g)		18,000	16,925
Duke Realty LP:
3.75% 12/1/24		22,000	22,260
6.5% 1/15/18		87,000	97,943
Enterprise Products Operating LP 2.55% 10/15/19		13,000	12,869
ERP Operating LP 4.625% 12/15/21		213,000	233,024
Express Scripts Holding Co. 4.75% 11/15/21		13,000	14,346
Fifth Third Bancorp 8.25% 3/1/38		67,000	100,646
FirstEnergy Corp.:
2.75% 3/15/18		155,000	156,211
7.375% 11/15/31		340,000	411,524
General Motors Co.:
3.5% 10/2/18		30,000	30,600
6.25% 10/2/43		7,000	8,362
General Motors Financial Co., Inc.:
2.625% 7/10/17		20,000	20,087
3% 9/25/17		35,000	35,395
3.25% 5/15/18		20,000	20,025
3.5% 7/10/19		51,000	52,077
4.25% 5/15/23		15,000	15,298
4.375% 9/25/21		106,000	110,638
4.75% 8/15/17		25,000	26,365
Nonconvertible Bonds - continued
		Principal Amount (b)	Value
United States of America - continued
JPMorgan Chase & Co.:
4.25% 10/15/20		$ 28,000	$ 30,103
4.35% 8/15/21		28,000	30,427
4.625% 5/10/21		28,000	30,817
4.95% 3/25/20		23,000	25,408
Kinder Morgan Holding Co. LLC 4.3% 6/1/25		128,000	128,429
Lazard Group LLC:
4.25% 11/14/20		27,000	28,457
6.85% 6/15/17		11,000	12,246
Liberty Property LP:
3.375% 6/15/23		233,000	227,155
4.75% 10/1/20		67,000	72,203
Morgan Stanley:
1.875% 1/5/18		151,000	150,634
4.875% 11/1/22		50,000	53,104
5% 11/24/25		110,000	117,383
5.75% 1/25/21		100,000	114,795
NiSource Finance Corp.:
4.45% 12/1/21		100,000	108,050
5.25% 2/15/43		240,000	275,119
Omega Healthcare Investors, Inc. 4.5% 1/15/25 (c)		20,000	19,796
Prudential Financial, Inc. 4.5% 11/16/21		200,000	218,034
Puget Energy, Inc.:
5.625% 7/15/22		160,000	185,140
6% 9/1/21		15,000	17,548
6.5% 12/15/20		23,000	27,029
Retail Opportunity Investments Partnership LP 4% 12/15/24		14,000	14,029
Synchrony Financial:
1.875% 8/15/17		15,000	15,030
3% 8/15/19		22,000	22,241
3.75% 8/15/21		33,000	33,709
Tanger Properties LP 3.75% 12/1/24		42,000	42,326
The AES Corp. 4.875% 5/15/23		200,000	198,500
The Dow Chemical Co. 4.125% 11/15/21		120,000	126,793
The Williams Companies, Inc. 4.55% 6/24/24		32,000	29,759
TIAA Asset Management Finance LLC 2.95% 11/1/19 (c)		18,000	18,035
Verizon Communications, Inc.:
5.012% 8/21/54 (c)		195,000	201,737
6.4% 9/15/33		98,000	120,715
6.55% 9/15/43		195,000	249,824
Nonconvertible Bonds - continued
		Principal Amount (b)	Value
United States of America - continued
Walgreens Boots Alliance, Inc.:
1.75% 11/17/17		$ 16,000	$ 16,041
2.7% 11/18/19		35,000	35,178
2.875% 11/20/20	GBP	200,000	317,602
3.3% 11/18/21		42,000	42,292
3.8% 11/18/24		32,000	32,637
WellPoint, Inc. 4.625% 5/15/42		73,000	76,603
Western Gas Partners LP 5.375% 6/1/21		8,000	8,777
TOTAL UNITED STATES OF AMERICA			7,364,597
TOTAL NONCONVERTIBLE BONDS (Cost $18,190,000)			17,995,728
U.S. Government Agency - Mortgage Securities - 8.8%

Fannie Mae - 5.9%
2.5% 10/1/29		99,457	101,399
2.5% 1/1/30 (e)		100,000	101,844
3% 7/1/43 to 10/1/43		969,998	982,895
3.5% 1/1/30 (e)		100,000	105,648
3.5% 4/1/43		294,551	307,714
4% 8/1/42 to 9/1/44		777,349	831,033
4.5% 1/1/42		184,044	200,004
4.5% 1/1/45 (e)		200,000	217,172
5% 1/1/45 (e)		200,000	220,970
5.5% 6/1/25 to 5/1/37		480,172	536,758
TOTAL FANNIE MAE			3,605,437
Freddie Mac - 1.7%
3.5% 4/1/43		393,428	410,191
4% 2/1/41		99,969	106,817
4% 1/1/45 (e)		100,000	106,624
4.5% 3/1/41 to 4/1/41		192,950	209,495
4.5% 1/1/45 (e)		200,000	216,859
TOTAL FREDDIE MAC			1,049,986
Ginnie Mae - 1.2%
3.5% 5/20/43 to 8/20/43		290,714	305,646
3.5% 1/1/45 (e)		100,000	105,007
U.S. Government Agency - Mortgage Securities - continued
		Principal Amount (b)	Value
Ginnie Mae - continued
4% 11/20/41		$ 96,650	$ 103,701
4% 1/1/45 (e)		200,000	214,389
TOTAL GINNIE MAE			728,743
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $5,325,920)			5,384,166
Asset-Backed Securities - 1.2%

Capital Auto Receivables Asset Trust Series 2014-2 Class D, 2.81% 8/20/19		25,000	24,985
Santander Drive Auto Receivables Trust:
Series 2013-5 Class D, 2.73% 10/15/19		64,000	64,165
Series 2014-1 Class D, 2.91% 4/15/20		63,000	63,166
Series 2014-4:
Class C, 2.6% 11/16/20		35,000	35,059
Class D, 3.1% 11/16/20		60,000	60,077
Springcastle SPV Series 2014-AA Class A, 2.7% 5/25/23 (c)		113,486	113,713
Truman Capital Mortgage Loan Trust:
Series 2014-NPL2 Class A1, 3.125% 6/25/54 (c)		47,143	47,082
Series 2014-NPL3 Class A1, 3.125% 4/25/53 (c)		66,037	65,954
Vericrest Opportunity Loan Trust Series 2014-NPL7 Class A1, 3.125% 8/27/57 (c)		233,146	232,821
TOTAL ASSET-BACKED SECURITIES (Cost $707,645)			707,022
Commercial Mortgage Securities - 4.6%

United States of America - 4.6%
GE Capital Commercial Mortgage Corp. sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49		310,000	329,430
LB-UBS Commercial Mortgage Trust sequential payer Series 2007-C1 Class A4, 5.424% 2/15/40		728,494	780,109
Wachovia Bank Commercial Mortgage Trust sequential payer:
Series 2007-C30 Class A5, 5.342% 12/15/43		500,000	533,593
Commercial Mortgage Securities - continued
		Principal Amount (b)	Value
United States of America - continued
Wachovia Bank Commercial Mortgage Trust sequential payer: - continued
Series 2007-C32 Class A3, 5.9028% 6/15/49 (g)		$ 225,000	$ 241,519
Series 2007-C33 Class A4, 6.1399% 2/15/51 (g)		896,536	957,921
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,999,167)			2,842,572
U.S. Government and Government Agency Obligations - 7.8%

U.S. Treasury Obligations - 7.8%
U.S. Treasury Bonds:
3% 11/15/44		415,000	436,139
3.125% 8/15/44		451,000	485,529
U.S. Treasury Notes:
0.875% 10/15/17		2,607,000	2,596,202
0.875% 11/15/17		320,000	318,325
1% 12/15/17		469,000	467,937
1.625% 12/31/19		290,000	289,570
2.25% 11/15/24		200,000	201,344
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $4,748,869)			4,795,046
Foreign Government and Government Agency Obligations - 39.3%

Australia - 2.2%
Australian Commonwealth:
2.75% 4/21/24	AUD	680,000	555,346
4.75% 10/21/15	AUD	125,000	104,019
4.75% 6/15/16	AUD	504,000	425,920
5.5% 4/21/23	AUD	38,000	37,564
5.75% 5/15/21	AUD	68,000	66,279
5.75% 7/15/22	AUD	175,000	173,688
TOTAL AUSTRALIA			1,362,816
Belgium - 0.9%
Belgian Kingdom:
2.25% 6/22/23	EUR	224,000	306,358
2.6% 6/22/24 (Reg.S) (c)	EUR	173,000	242,778
TOTAL BELGIUM			549,136
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Canada - 2.2%
Canadian Government:
1.25% 2/1/18	CAD	338,000	$ 291,975
2.25% 6/1/25	CAD	113,000	100,403
2.75% 6/1/22 (f)	CAD	526,000	488,757
4% 6/1/41	CAD	118,000	134,708
5% 6/1/37	CAD	110,000	139,080
5.75% 6/1/29	CAD	49,000	61,279
Ontario Province 4.65% 6/2/41	CAD	110,000	117,533
TOTAL CANADA			1,333,735
Chile - 0.1%
Chilean Republic 6% 3/1/18	CLP	30,000,000	53,172
Czech Republic - 0.3%
Czech Republic:
1.5% 10/29/19	CZK	1,830,000	84,813
2.5% 8/25/28	CZK	80,000	4,067
4.2% 12/4/36	CZK	270,000	16,631
5.7% 5/25/24	CZK	900,000	58,106
TOTAL CZECH REPUBLIC			163,617
Denmark - 0.4%
Danish Kingdom 1.5% 11/15/23	DKK	1,270,000	223,175
France - 2.9%
French Government:
OAT 3.25% 5/25/45	EUR	115,000	182,350
2.25% 5/25/24	EUR	488,000	671,349
2.5% 5/25/30	EUR	639,000	890,746
TOTAL FRANCE			1,744,445
Germany - 3.4%
German Federal Republic:
1% 8/15/24	EUR	1,017,000	1,282,692
4% 1/4/37	EUR	70,000	129,429
4.75% 7/4/28	EUR	364,000	659,014
TOTAL GERMANY			2,071,135
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Iceland - 0.9%
Republic of Iceland 2.5% 7/15/20	EUR	450,000	$ 548,201
Indonesia - 1.6%
Indonesian Republic 6.875% 1/17/18 (Reg. S)		850,000	960,500
Ireland - 0.5%
Irish Republic:
2.4% 5/15/30 (Reg. S)	EUR	78,000	101,551
4.5% 4/18/20	EUR	34,000	49,567
5.4% 3/13/25	EUR	85,000	141,719
TOTAL IRELAND			292,837
Israel - 0.4%
Israeli State:
3.75% 3/31/24	ILS	33,000	9,473
5.5% 1/31/22	ILS	296,000	94,087
5.5% 1/31/42	ILS	28,000	9,458
6% 2/28/19	ILS	519,000	159,570
TOTAL ISRAEL			272,588
Italy - 2.6%
Buoni Poliennali del Tesoro:
1.5% 12/15/16	EUR	26,000	32,048
2.15% 12/15/21	EUR	172,000	218,285
3.5% 12/1/18	EUR	319,000	425,707
4.5% 5/1/23	EUR	93,000	137,158
Italian Republic:
4.5% 3/1/26	EUR	96,000	143,162
5% 8/1/34	EUR	188,000	298,936
5% 9/1/40	EUR	23,000	36,747
6% 5/1/31	EUR	20,000	34,996
6.5% 11/1/27	EUR	154,000	271,502
TOTAL ITALY			1,598,541
Japan - 6.5%
Japan Government:
0.5% 9/20/24	JPY	11,700,000	99,472
0.5% 12/20/24	JPY	1,400,000	11,886
0.6% 3/20/24	JPY	158,000,000	1,358,706
0.6% 6/20/24	JPY	1,500,000	12,887
1.4% 9/20/34	JPY	73,100,000	648,174
1.5% 3/20/34	JPY	12,450,000	112,756
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Japan - continued
Japan Government: - continued
1.5% 6/20/34	JPY	57,850,000	$ 522,761
1.6% 3/20/33	JPY	4,250,000	39,399
1.7% 12/20/43	JPY	6,000,000	55,419
1.7% 3/20/44	JPY	1,950,000	18,008
1.8% 3/20/43	JPY	31,450,000	296,855
1.8% 9/20/43	JPY	7,550,000	71,260
1.9% 12/20/28	JPY	9,250,000	90,647
2% 6/20/22	JPY	57,500,000	546,547
2.4% 3/20/48	JPY	3,100,000	33,656
2.5% 6/20/34	JPY	4,500,000	47,273
TOTAL JAPAN			3,965,706
Korea (South) - 1.9%
Korean Republic:
2.75% 3/10/18	KRW	658,700,000	613,207
3% 9/10/24	KRW	128,310,000	121,337
3% 12/10/42	KRW	90,360,000	84,284
3.125% 3/10/19	KRW	178,280,000	168,691
3.5% 3/10/24	KRW	209,000,000	205,458
TOTAL KOREA (SOUTH)			1,192,977
Malaysia - 0.3%
Malaysian Government:
3.48% 3/15/23	MYR	417,000	113,831
3.814% 2/15/17	MYR	195,000	55,989
4.935% 9/30/43	MYR	4,000	1,168
TOTAL MALAYSIA			170,988
Mexico - 1.5%
United Mexican States:
2.375% 4/9/21	EUR	258,000	323,925
3.625% 4/9/29	EUR	100,000	133,465
4.75% 6/14/18	MXN	3,927,000	265,577
8.5% 5/31/29	MXN	2,578,000	211,140
TOTAL MEXICO			934,107
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Netherlands - 0.5%
Dutch Government:
1.75% 7/15/23 (Reg. S)	EUR	54,000	$ 71,879
2.5% 1/15/33	EUR	167,000	245,143
TOTAL NETHERLANDS			317,022
New Zealand - 0.2%
New Zealand Government:
4.5% 4/15/27	NZD	25,000	20,801
5.5% 4/15/23	NZD	26,000	22,912
6% 12/15/17	NZD	107,000	89,154
TOTAL NEW ZEALAND			132,867
Norway - 0.1%
Kingdom of Norway:
4.25% 5/19/17	NOK	191,000	27,668
4.5% 5/22/19	NOK	277,000	42,738
Norway Government Bond 3% 3/14/24	NOK	159,000	23,994
TOTAL NORWAY			94,400
Poland - 0.8%
Polish Government:
3.25% 7/25/25	PLN	60,000	18,089
4% 10/25/23	PLN	275,000	87,466
5% 4/25/16	PLN	575,000	169,030
5.5% 10/25/19	PLN	530,000	172,343
5.75% 9/23/22	PLN	27,000	9,445
5.75% 4/25/29	PLN	31,000	11,901
TOTAL POLAND			468,274
Russia - 0.7%
Russian Federation:
5% 4/29/20		300,000	278,925
7% 8/16/23	RUB	4,135,000	45,604
7.05% 1/19/28	RUB	681,000	7,034
7.35% 1/20/16	RUB	2,831,000	43,572
7.5% 2/27/19	RUB	3,700,000	46,897
TOTAL RUSSIA			422,032
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Singapore - 0.2%
Republic of Singapore:
3.25% 9/1/20	SGD	162,000	$ 131,268
3.375% 9/1/33	SGD	21,000	17,208
TOTAL SINGAPORE			148,476
South Africa - 0.8%
South African Republic:
6.25% 3/31/36	ZAR	1,800,000	120,664
7.75% 2/28/23	ZAR	2,900,000	249,444
8% 12/21/18	ZAR	467,000	41,364
8.25% 9/15/17	ZAR	320,000	28,533
8.75% 1/31/44	ZAR	307,000	26,500
TOTAL SOUTH AFRICA			466,505
Spain - 2.6%
Spanish Kingdom:
2.1% 4/30/17	EUR	319,000	400,242
3.75% 10/31/18	EUR	474,000	639,696
4.4% 10/31/23 (c)	EUR	276,000	413,146
5.15% 10/31/44	EUR	83,000	143,610
TOTAL SPAIN			1,596,694
Sweden - 0.3%
Sweden Kingdom 2.5% 5/12/25	SEK	1,135,000	167,726
Switzerland - 0.7%
Switzerland Confederation:
1.25% 6/11/24	CHF	331,000	361,929
3.5% 4/8/33	CHF	50,000	75,181
TOTAL SWITZERLAND			437,110
Thailand - 0.4%
Kingdom of Thailand:
3.45% 3/8/19	THB	2,889,000	91,338
3.625% 6/16/23	THB	4,279,000	139,479
4.875% 6/22/29	THB	290,000	10,452
TOTAL THAILAND			241,269
Turkey - 0.6%
Turkish Republic:
7.1% 3/8/23	TRY	45,000	18,370
8.3% 6/20/18	TRY	144,000	62,669
Foreign Government and Government Agency Obligations - continued
		Principal Amount (b)	Value
Turkey - continued
Turkish Republic: - continued
8.5% 9/14/22	TRY	198,000	$ 87,697
8.8% 11/14/18	TRY	260,000	115,157
8.8% 9/27/23	TRY	105,000	47,585
9% 1/27/16	TRY	156,000	67,357
TOTAL TURKEY			398,835
United Kingdom - 2.8%
United Kingdom, Great Britain and Northern Ireland:
1.75% 7/22/19 (Reg.S)	GBP	182,000	290,941
4.5% 9/7/34	GBP	676,000	1,413,705
TOTAL UNITED KINGDOM			1,704,646
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $24,986,383)			24,033,532
Municipal Securities - 0.4%

United States of America - 0.4%
Chicago Gen. Oblig. 6.314% 1/1/44 (Cost $207,368)		205,000	217,165
Preferred Securities - 5.0%

Belgium - 0.4%
KBC Groupe SA 5.625% (Reg. S) (d)(g)	EUR	200,000	237,050
France - 0.7%
Credit Agricole SA 6.625% (c)(d)(g)		200,000	194,181
EDF SA 5.625% (Reg. S) (d)(g)		200,000	215,733
TOTAL FRANCE			409,914
Germany - 1.7%
RWE AG 4.625% (d)(g)	EUR	845,000	1,046,130
Sweden - 0.6%
Vattenfall Treasury AB 5.25% (d)(g)	EUR	295,000	372,298
Preferred Securities - continued
		Principal Amount (b)	Value
United Kingdom - 1.6%
Barclays Bank PLC 7.625% 11/21/22		$ 681,000	$ 750,504
HSBC Holdings PLC 5.25% (d)(g)	EUR	200,000	245,700
TOTAL UNITED KINGDOM			996,204
TOTAL PREFERRED SECURITIES (Cost $3,343,403)			3,061,596
Fixed-Income Funds - 0.3%
	Shares
Fidelity Mortgage Backed Securities Central Fund (h) (Cost $152,428)	1,440	157,632
Money Market Funds - 2.3%

Fidelity Cash Central Fund, 0.13% (a) (Cost $1,417,641)	1,417,641	1,417,641
TOTAL INVESTMENT PORTFOLIO - 99.2% (Cost $62,078,824)		60,612,100
NET OTHER ASSETS (LIABILITIES) - 0.8%		470,943
NET ASSETS - 100%		$ 61,083,043
TBA Sale Commitments
	Principal Amount (b)
Fannie Mae
3.5% 1/1/45	$ (100,000)	(104,313)
Freddie Mac
4% 1/1/45	(100,000)	(106,624)
TOTAL TBA SALE COMMITMENTS (Proceeds $210,500)		$ (210,937)
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold
Bond Index Contracts
2 LIFFE Long Gilt Contracts (United Kingdom)	March 2015	$ 372,599	$ (9,448)
16 LIFFE Medium Gilt Contracts (United Kingdom)	March 2015	2,772,313	(20,494)
TOTAL BOND INDEX CONTRACTS		$ 3,144,912	$ (29,942)

The face value of futures sold as a percentage of net assets is 5.1%
For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $4,960,006.
Foreign Currency Contracts
Settlement Date	Currency	Counterparty	Type	Quantity	Contract Amount (b)	Unrealized Appreciation/ (Depreciation)
1/2/15	GBP	JPMorgan Chase Bank, N.A.	Buy	40,000	$ 62,413	$ (69)
1/2/15	MXN	JPMorgan Chase Bank, N.A.	Sell	10,106,404	687,151	2,145
1/5/15	AUD	JPMorgan Chase Bank, N.A.	Buy	147,219	120,709	(520)
1/5/15	CHF	JPMorgan Chase Bank, N.A.	Buy	89,838	90,777	(415)
2/10/15	BRL	Citibank, N.A.	Buy	415,000	151,737	2,851
2/10/15	BRL	Morgan Stanley Cap. Group	Sell	415,000	152,015	(2,573)
2/10/15	CAD	Goldman Sachs Bank USA	Buy	362,000	316,305	(4,966)
2/10/15	CAD	JPMorgan Chase Bank, N.A.	Buy	37,000	31,855	(33)
2/10/15	CAD	JPMorgan Chase Bank, N.A.	Buy	90,000	77,688	(284)
2/10/15	CHF	Goldman Sachs Bank USA	Buy	259,000	267,704	(7,036)
2/10/15	CHF	JPMorgan Chase Bank, N.A.	Sell	54,000	54,595	247
2/10/15	CZK	Citibank, N.A.	Buy	1,062,000	47,617	(1,203)
2/10/15	CZK	JPMorgan Chase Bank, N.A.	Buy	724,000	31,777	(135)
2/10/15	DKK	Citibank, N.A.	Buy	304,000	50,844	(1,431)
2/10/15	EUR	Barclays Bank PLC	Buy	25,000	30,708	(445)
2/10/15	EUR	Barclays Bank PLC	Buy	27,000	32,917	(233)
Foreign Currency Contracts
Settlement Date	Currency	Counterparty	Type	Quantity	Contract Amount (b)	Unrealized Appreciation/ (Depreciation)
2/10/15	EUR	Barclays Bank PLC	Buy	65,000	$ 80,955	$ (2,272)
2/10/15	EUR	Barclays Bank PLC	Buy	227,000	285,223	(10,439)
2/10/15	EUR	Barclays Bank PLC	Sell	240,000	300,281	9,760
2/10/15	EUR	Barclays Bank PLC	Sell	285,000	353,052	8,059
2/10/15	EUR	Goldman Sachs Bank USA	Buy	1,516,000	1,886,566	(51,442)
2/10/15	EUR	JPMorgan Chase Bank, N.A.	Buy	23,000	28,071	(230)
2/10/15	EUR	JPMorgan Chase Bank, N.A.	Buy	223,000	279,469	(9,527)
2/10/15	EUR	JPMorgan Chase Bank, N.A.	Buy	458,000	556,715	(2,305)
2/10/15	EUR	JPMorgan Chase Bank, N.A.	Sell	93,000	113,102	525
2/10/15	EUR	Morgan Stanley Cap. Group	Buy	78,000	97,192	(2,772)
2/10/15	EUR	Morgan Stanley Cap. Group	Sell	37,000	46,062	1,273
2/10/15	EUR	Morgan Stanley Cap. Group	Sell	213,000	267,063	9,225
2/10/15	GBP	BNP Paribas	Sell	115,000	179,856	668
2/10/15	GBP	Barclays Bank PLC	Sell	26,000	40,618	106
2/10/15	GBP	Barclays Bank PLC	Sell	32,000	50,349	488
2/10/15	GBP	Barclays Bank PLC	Sell	48,000	76,191	1,400
2/10/15	GBP	Barclays Bank PLC	Sell	185,000	290,822	2,563
2/10/15	GBP	Barclays Bank PLC	Sell	210,000	328,398	1,186
2/10/15	GBP	Citibank, N.A.	Sell	1,925,000	3,057,920	58,472
2/10/15	GBP	JPMorgan Chase Bank, N.A.	Buy	26,000	40,961	(449)
2/10/15	GBP	JPMorgan Chase Bank, N.A.	Sell	24,000	37,437	41
2/10/15	HKD	Goldman Sachs Bank USA	Buy	153,000	19,736	(7)
2/10/15	ILS	Barclays Bank PLC	Sell	164,000	42,084	38
2/10/15	ILS	Goldman Sachs Bank USA	Buy	164,000	43,250	(1,204)
2/10/15	ILS	JPMorgan Chase Bank, N.A.	Buy	179,000	46,029	(137)
2/10/15	JPY	BNP Paribas	Buy	38,750,000	326,779	(3,170)
2/10/15	JPY	BNP Paribas	Buy	50,000,000	425,104	(7,543)
2/10/15	JPY	Barclays Bank PLC	Sell	21,618,000	182,506	1,970
Foreign Currency Contracts
Settlement Date	Currency	Counterparty	Type	Quantity	Contract Amount (b)	Unrealized Appreciation/ (Depreciation)
2/10/15	JPY	JPMorgan Chase Bank, N.A.	Sell	57,300,000	$ 479,661	$ 1,136
2/10/15	JPY	Morgan Stanley Cap. Group	Buy	155,000,000	1,351,176	(56,735)
2/10/15	KRW	BNP Paribas	Sell	100,961,000	90,662	(1,480)
2/10/15	KRW	Goldman Sachs Bank USA	Buy	100,961,000	92,727	(586)
2/10/15	KRW	JPMorgan Chase Bank, N.A.	Buy	132,000,000	120,934	(466)
2/10/15	MYR	Barclays Bank PLC	Sell	166,000	47,347	12
2/10/15	MYR	Goldman Sachs Bank USA	Buy	166,000	49,361	(2,026)
2/10/15	NZD	Barclays Bank PLC	Buy	27,000	20,778	203
2/10/15	NZD	Citibank, N.A.	Sell	27,000	20,661	(320)
2/10/15	PLN	Goldman Sachs Bank USA	Sell	177,000	52,023	2,115
2/10/15	PLN	JPMorgan Chase Bank, N.A.	Buy	177,000	50,845	(937)
2/10/15	PLN	JPMorgan Chase Bank, N.A.	Buy	240,000	67,956	(283)
2/10/15	SEK	Goldman Sachs Bank USA	Buy	1,890,000	255,471	(12,995)
2/10/15	SGD	Barclays Bank PLC	Buy	26,000	19,627	(17)
2/10/15	SGD	Goldman Sachs Bank USA	Sell	26,000	20,099	489
2/10/15	TRY	Barclays Bank PLC	Buy	75,000	32,079	(227)
2/10/15	TRY	Goldman Sachs Bank USA	Sell	75,000	32,590	738
2/10/15	TRY	JPMorgan Chase Bank, N.A.	Buy	121,000	51,497	(109)
2/10/15	ZAR	Goldman Sachs Bank USA	Buy	395,000	34,822	(875)
2/10/15	ZAR	JPMorgan Chase Bank, N.A.	Buy	778,000	67,010	(148)
2/10/15	ZAR	JPMorgan Chase Bank, N.A.	Sell	395,000	33,823	(123)
2/20/15	JPY	JPMorgan Chase Bank, N.A.	Buy	3,600,000	30,179	(112)
						$ (82,569)

For the period, the average contract value for foreign currency contracts was $23,812,910. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively.

Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
CHF	-	Swiss franc
CLP	-	Chilean peso
CZK	-	Czech koruna
DKK	-	Danish krone
EUR	-	European Monetary Unit
GBP	-	British pound
ILS	-	Israeli shekel
JPY	-	Japanese yen
KRW	-	Korean won
MXN	-	Mexican peso
MYR	-	Malaysian ringgit
NOK	-	Norwegian krone
NZD	-	New Zealand dollar
PLN	-	Polish zloty (new)
RUB	-	Russian ruble
SEK	-	Swedish krona
SGD	-	Singapore dollar
THB	-	Thai baht
TRY	-	Turkish Lira
ZAR	-	South African rand
Legend

(a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) Amount is stated in United States dollars unless otherwise noted.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,822,247 or 6.3% of net assets.

(d) Security is perpetual in nature with no stated maturity date.
(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $46,460.
(g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,764
Fidelity Mortgage Backed Securities Central Fund	45,122
Total	$ 47,886
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Mortgage Backed Securities Central Fund	$ 2,951,796	$ 2,554,267	$ 5,469,976	$ 157,632	0.0%
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 17,995,728	$ -	$ 17,995,728	$ -
U.S. Government Agency - Mortgage Securities	5,384,166	-	5,384,166	-
Asset-Backed Securities	707,022	-	707,022	-
Commercial Mortgage Securities	2,842,572	-	2,842,572	-
U.S. Government and Government Agency Obligations	4,795,046	-	4,795,046	-
Foreign Government and Government Agency Obligations	24,033,532	-	24,033,532	-
Municipal Securities	217,165	-	217,165	-
Preferred Securities	3,061,596	-	3,061,596	-
Fixed-Income Funds	157,632	157,632	-	-
Money Market Funds	1,417,641	1,417,641	-	-
Total Investments in Securities:	$ 60,612,100	$ 1,575,273	$ 59,036,827	$ -
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Derivative Instruments:
Assets
Foreign Currency Contracts	$ 105,710	$ -	$ 105,710	$ -
Liabilities
Foreign Currency Contracts	$ (188,279)	$ -	$ (188,279)	$ -
Futures Contracts	(29,942)	(29,942)	-	-
Total Liabilities	$ (218,221)	$ (29,942)	$ (188,279)	$ -
Total Derivative Instruments:	$ (112,511)	$ (29,942)	$ (82,569)	$ -
Other Financial Instruments:
TBA Sale Commitments	$ (210,937)	$ -	$ (210,937)	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Foreign Exchange Risk
Foreign Currency Contracts (a)	$ 105,710	$ (188,279)
Interest Rate Risk
Futures Contracts (b)	-	(29,942)
Total Value of Derivatives	$ 105,710	$ (218,221)
(a) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on foreign currency contracts line-items.

(b) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $60,508,755)	$ 59,036,827
Fidelity Central Funds (cost $1,570,069)	1,575,273
Total Investments (cost $62,078,824)		$ 60,612,100
Cash		39,965
Foreign currency held at value (cost $1,077,712)		1,058,503
Receivable for investments sold		652,087
Receivable for TBA sale commitments		210,500
Unrealized appreciation on foreign currency contracts		105,710
Receivable for fund shares sold		66,287
Interest receivable		565,594
Distributions receivable from Fidelity Central Funds		477
Prepaid expenses		145
Receivable from investment adviser for expense reductions		12,354
Total assets		63,323,722

Liabilities
Payable for investments purchased Regular delivery	$ 386,804
Delayed delivery	1,286,605
TBA sale commitments, at value	210,937
Unrealized depreciation on foreign currency contracts	188,279
Payable for fund shares redeemed	29,276
Accrued management fee	28,540
Distribution and service plan fees payable	5,222
Payable for daily variation margin for derivative instruments	7,824
Other affiliated payables	8,485
Other payables and accrued expenses	88,707
Total liabilities		2,240,679

Net Assets		$ 61,083,043
Net Assets consist of:
Paid in capital		$ 64,249,716
Undistributed net investment income		101,190
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,647,299)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,620,564)
Net Assets		$ 61,083,043

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

December 31, 2014
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,769,962 ÷ 508,515 shares)	$ 9.38

Maximum offering price per share (100/96.00 of $9.38)	$ 9.77
Class T: Net Asset Value and redemption price per share ($3,011,773 ÷ 321,076 shares)	$ 9.38

Maximum offering price per share (100/96.00 of $9.38)	$ 9.77
Class C: Net Asset Value and offering price per share ($4,340,498 ÷ 463,153 shares)A	$ 9.37

Global Bond: Net Asset Value, offering price and redemption price per share ($46,242,444 ÷ 4,928,289 shares)	$ 9.38

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,718,366 ÷ 289,759 shares)	$ 9.38

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2014
Investment Income
Dividends		$ 129,237
Interest		1,691,869
Income from Fidelity Central Funds		47,886
Income before foreign taxes withheld		1,868,992
Less foreign taxes withheld		(7,254)
Total income		1,861,738

Expenses
Management fee	$ 342,598
Transfer agent fees	70,582
Distribution and service plan fees	60,135
Accounting fees and expenses	31,621
Custodian fees and expenses	11,624
Independent trustees' compensation	264
Registration fees	65,627
Audit	155,369
Legal	137
Miscellaneous	944
Total expenses before reductions	738,901
Expense reductions	(220,681)	518,220
Net investment income (loss)		1,343,518
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	287,331
Fidelity Central Funds	60,652
Foreign currency transactions	(267,272)
Futures contracts	(331,222)
Swaps	(295,882)
Total net realized gain (loss)		(546,393)
Change in net unrealized appreciation (depreciation) on: Investment securities	(895,028)
Assets and liabilities in foreign currencies	22,652
Futures contracts	(107,552)
Swaps	225,360
Delayed delivery commitments	(437)
Total change in net unrealized appreciation (depreciation)		(755,005)
Net gain (loss)		(1,301,398)
Net increase (decrease) in net assets resulting from operations		$ 42,120

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,343,518	$ 2,072,314
Net realized gain (loss)	(546,393)	(5,762,501)
Change in net unrealized appreciation (depreciation)	(755,005)	(2,402,509)
Net increase (decrease) in net assets resulting from operations	42,120	(6,092,696)
Distributions to shareholders from net investment income	(41,970)	-
Distributions to shareholders from net realized gain	-	(42,360)
Return of capital	(1,251,953)	(1,950,061)
Total distributions	(1,293,923)	(1,992,421)
Share transactions - net increase (decrease)	3,902,716	(100,308,315)
Total increase (decrease) in net assets	2,650,913	(108,393,432)

Net Assets
Beginning of period	58,432,130	166,825,562
End of period (including undistributed net investment income of $101,190 and distributions in excess of net investment income of $142,831, respectively)	$ 61,083,043	$ 58,432,130

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended December 31,	2014	2013	2012 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.56	$ 10.14	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.199	.172	.088
Net realized and unrealized gain (loss)	(.187)	(.553)	.207
Total from investment operations	.012	(.381)	.295
Distributions from net investment income	(.006)	-	(.078)
Distributions from net realized gain	-	(.002)	(.077)
Return of capital	(.186)	(.197)	-
Total distributions	(.192)	(.199)	(.155)
Net asset value, end of period	$ 9.38	$ 9.56	$ 10.14
Total Return B, C, D	.08%	(3.76)%	2.95%
Ratios to Average Net Assets F, I
Expenses before reductions	1.44%	1.30%	1.61% A
Expenses net of fee waivers, if any	1.00%	1.00%	1.00% A
Expenses net of all reductions	1.00%	1.00%	1.00% A
Net investment income (loss)	2.05%	1.77%	1.44% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,770	$ 3,965	$ 3,041
Portfolio turnover rate G	227%	245%	91% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .01%.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 22, 2012 (commencement of operations) to December 31, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended December 31,	2014	2013	2012 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.56	$ 10.14	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.199	.172	.088
Net realized and unrealized gain (loss)	(.187)	(.553)	.207
Total from investment operations	.012	(.381)	.295
Distributions from net investment income	(.006)	-	(.078)
Distributions from net realized gain	-	(.002)	(.077)
Return of capital	(.186)	(.197)	-
Total distributions	(.192)	(.199)	(.155)
Net asset value, end of period	$ 9.38	$ 9.56	$ 10.14
Total Return B, C, D	.08%	(3.76)%	2.95%
Ratios to Average Net Assets F, I
Expenses before reductions	1.46%	1.30%	1.61% A
Expenses net of fee waivers, if any	1.00%	1.00%	1.00% A
Expenses net of all reductions	1.00%	1.00%	1.00% A
Net investment income (loss)	2.05%	1.77%	1.44% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,012	$ 2,943	$ 2,747
Portfolio turnover rate G	227%	245%	91% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .01%.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 22, 2012 (commencement of operations) to December 31, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended December 31,	2014	2013	2012 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.55	$ 10.14	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.126	.099	.042
Net realized and unrealized gain (loss)	(.185)	(.558)	.208
Total from investment operations	(.059)	(.459)	.250
Distributions from net investment income	(.004)	-	(.033)
Distributions from net realized gain	-	(.002)	(.077)
Return of capital	(.117)	(.129)	-
Total distributions	(.121)	(.131)	(.110)
Net asset value, end of period	$ 9.37	$ 9.55	$ 10.14
Total Return B, C, D	(.65)%	(4.53)%	2.50%
Ratios to Average Net Assets F, I
Expenses before reductions	2.22%	2.08%	2.36% A
Expenses net of fee waivers, if any	1.75%	1.75%	1.75% A
Expenses net of all reductions	1.75%	1.75%	1.75% A
Net investment income (loss)	1.30%	1.01%	.69% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,340	$ 3,579	$ 2,994
Portfolio turnover rate G	227%	245%	91% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .01%.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 22, 2012 (commencement of operations) to December 31, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Global Bond

Years ended December 31,	2014	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.56	$ 10.14	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.223	.199	.103
Net realized and unrealized gain (loss)	(.188)	(.556)	.208
Total from investment operations	.035	(.357)	.311
Distributions from net investment income	(.007)	-	(.094)
Distributions from net realized gain	-	(.002)	(.077)
Return of capital	(.208)	(.221)	-
Total distributions	(.215)	(.223)	(.171)
Net asset value, end of period	$ 9.38	$ 9.56	$ 10.14
Total Return B, C	.32%	(3.53)%	3.11%
Ratios to Average Net Assets E, H
Expenses before reductions	1.09%	.99%	1.28% A
Expenses net of fee waivers, if any	.75%	.75%	.75% A
Expenses net of all reductions	.75%	.75%	.75% A
Net investment income (loss)	2.30%	2.02%	1.69% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,242	$ 45,300	$ 155,463
Portfolio turnover rate F	227%	245%	91% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .01%.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 22, 2012 (commencement of operations) to December 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended December 31,	2014	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.56	$ 10.14	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.223	.196	.104
Net realized and unrealized gain (loss)	(.188)	(.553)	.207
Total from investment operations	.035	(.357)	.311
Distributions from net investment income	(.007)	-	(.094)
Distributions from net realized gain	-	(.002)	(.077)
Return of capital	(.208)	(.221)	-
Total distributions	(.215)	(.223)	(.171)
Net asset value, end of period	$ 9.38	$ 9.56	$ 10.14
Total Return B, C	.32%	(3.53)%	3.11%
Ratios to Average Net Assets E, H
Expenses before reductions	1.15%	1.02%	1.36% A
Expenses net of fee waivers, if any	.75%	.75%	.75% A
Expenses net of all reductions	.75%	.75%	.75% A
Net investment income (loss)	2.30%	2.02%	1.69% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,718	$ 2,646	$ 2,580
Portfolio turnover rate F	227%	245%	91% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .01%.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 22, 2012 (commencement of operations) to December 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

Fidelity Global Bond Fund (the Fund) is a non-diversified fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Global Bond and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio*
Fidelity Mortgage Backed Securities Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade mortgage-related securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Repurchase Agreements Swaps	Less than .01%

* Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual share-

holder report.

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Notes to Financial Statements - continued

2. Investments in Fidelity Central Funds - continued

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

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3. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014, is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, closed foreign currency contracts, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency including foreign currency contracts, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative
Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, market discount, tax return of capital distribution, partnerships (including allocations from Fidelity Central Funds), capital loss carryforwards and losses deferred due to wash sales, futures contracts and excise tax regulations.

For the periods ended December 31, 2013 and December 31, 2014, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 705,554
Gross unrealized depreciation	(2,116,886)
Net unrealized appreciation (depreciation) on securities	$ (1,411,332)

Tax Cost	$ 62,023,432

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (1,557,910)
Net unrealized appreciation (depreciation) on securities and other investments	$ (1,454,499)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (967,684)
Long-term	(590,226)
Total capital loss carryforward	$ (1,557,910)

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 41,970	$ 42,360
Return of Capital	1,251,953	1,950,061
Total	$ 1,293,923	$ 1,992,421

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The

Annual Report

3. Significant Accounting Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Restricted Securities - continued

at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and

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Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Purchased Options	$ (95,906)	$ 8,087
Swaps	(295,882)	225,360
Total Credit Risk	(391,788)	233,447
Foreign Exchange Risk
Foreign Currency Contracts	(235,622)	(59,156)
Interest Rate Risk
Futures Contracts	(331,222)	(107,552)
Totals (a)	$ (958,632)	$ 66,739

(a) A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Foreign Currency Contracts. Foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on foreign currency contracts during the period is included in the Statement of Operations as part of net realized gain (loss) on foreign currency transactions and change in unrealized gain (loss) on assets and liabilities in foreign currencies, respectively.

Any open foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Foreign Currency Contracts." The contract amount and

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4. Derivative Instruments - continued

Foreign Currency Contracts - continued

unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss

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Notes to Financial Statements - continued

4. Derivative Instruments - continued

Options - continued

depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included on the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable. For the period, the average monthly notional amount for purchased swaptions in the aggregate was $5,782,835.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value

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4. Derivative Instruments - continued

Swaps - continued

of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is included in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps." For the period, the average monthly notional amount for swaps in the aggregate was $2,129,959.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

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Notes to Financial Statements - continued

4. Derivative Instruments - continued

Credit Default Swaps - continued

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities, aggregated $73,856,226 and $76,098,452, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase

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6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 11,309	$ 6,816
Class T	-%	.25%	7,670	6,342
Class C	.75%	.25%	41,156	29,827
			$ 60,135	$ 42,985

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and ..25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,535
Class T	219
Class C*	163
$ 1,917

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

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Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 8,984.20
Class T	6,399.21
Class C	9,360.23
Global Bond	41,498.09
Institutional Class	4,341.16
	$ 70,582

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $98 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through February 29, 2016. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.00%	$ 19,871
Class T	1.00%	13,957
Class C	1.75%	19,105
Global Bond	.75%	156,437
Institutional Class	.75%	11,161
		$ 220,531

Annual Report

8. Expense Reductions - continued

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $107.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested U.S. dollar cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $43.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
From net investment income
Class A	$ 2,913	$ -
Class T	1,968	-
Class C	1,661	-
Global Bond	33,439	-
Institutional Class	1,989	-
Total	$ 41,970	$ -
From net realized gain
Class A	$ -	$ 631
Class T	-	549
Class C	-	613
Global Bond	-	40,057
Institutional Class	-	510
Total	$ -	$ 42,360
From return of capital
Class A	$ 86,900	$ 76,106
Class T	58,706	57,726
Class C	49,551	46,996
Global Bond	997,458	1,708,884
Institutional Class	59,338	60,349
Total	$ 1,251,953	$ 1,950,061

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Class A
Shares sold	140,504	128,437	$ 1,371,103	$ 1,259,307
Reinvestment of distributions	9,029	7,560	87,346	73,115
Shares redeemed	(55,746)	(21,229)	(539,008)	(204,741)
Net increase (decrease)	93,787	114,768	$ 919,441	$ 1,127,681
Class T
Shares sold	20,348	44,973	$ 198,143	$ 437,451
Reinvestment of distributions	6,268	6,023	60,674	58,275
Shares redeemed	(13,379)	(14,115)	(129,209)	(134,293)
Net increase (decrease)	13,237	36,881	$ 129,608	$ 361,433
Class C
Shares sold	146,969	105,342	$ 1,439,477	$ 1,037,828
Reinvestment of distributions	5,266	4,871	50,897	47,018
Shares redeemed	(63,690)	(31,015)	(614,170)	(299,158)
Net increase (decrease)	88,545	79,198	$ 876,204	$ 785,688
Global Bond
Shares sold	1,226,810	8,357,038	$ 11,926,818	$ 83,742,267
Reinvestment of distributions	104,991	173,324	1,016,414	1,694,816
Shares redeemed	(1,141,440)	(19,127,056)	(11,093,326)	(188,239,210)
Net increase (decrease)	190,361	(10,596,694)	$ 1,849,906	$ (102,802,127)
Institutional Class
Shares sold	10,510	20,837	$ 103,515	$ 205,152
Reinvestment of distributions	6,311	6,265	61,091	60,654
Shares redeemed	(3,838)	(4,865)	(37,049)	(46,796)
Net increase (decrease)	12,983	22,237	$ 127,557	$ 219,010

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 68% of the total outstanding shares of the Fund.

Annual Report

12. Risks of Investing in European Countries.

The recent global financial crisis has created uncertainty surrounding the sovereign debt of many European countries. If there is a default or debt restructuring by any European country, or if one or more countries leave the European Monetary Union or the European Monetary Union dissolves, there may be wide-ranging effects on global markets. Such events could significantly affect the value or liquidity of the Fund's investments in the region or with exposure to the region.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity School Street Trust and the Shareholders of Fidelity Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Bond Fund (a fund of Fidelity School Street Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Global Bond Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 25, 2015

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Elizabeth S. Acton, James C. Curvey, and John Engler, each of the Trustees oversees 233 funds. Ms. Acton and Mr. Engler each oversees 215 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC, President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)
Year of Election or Appointment: 2014 Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present), K12 Inc. (technology-based education company, 2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Robert P. Brown (1963)
Year of Election or Appointment: 2012 Vice President of Fidelity's Bond Funds

Mr. Brown also serves as Vice President of other funds. Mr. Brown serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2010-present), President, Bond Group of FMR (2011-present), Director and Managing Director, Research of Fidelity Management & Research (U.K.) Inc. (2008-present), and is an employee of Fidelity Investments. Previously, Mr. Brown served as President, Money Market Group of FMR (2010-2011) and Vice President of Fidelity's Money Market Funds (2010-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Nancy D. Prior (1967)
Year of Election or Appointment: 2014 Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), President, Fixed Income (2014-present), Vice Chairman of Pyramis Global Advisors, LLC (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond of FMR (2013-2014), President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (2014-present), FMR (2014-present), Fidelity Investments Money Management, Inc. (2014-present), and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

A total of 3.22% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser, Fidelity SelectCo, LLC, to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in March 2014 and May 2014.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; tactical opportunities for investment; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Global Bond Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Institutional Class, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.00%, 1.00%, 1.75%, 0.75%, and 0.75% through February 28, 2015.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management &
Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments Money
Management, Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

GLB-UANN-0215
1.939060.102

Item 2. Code of Ethics

As of the end of the period, December 31, 2014, Fidelity School Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that James H. Keyes is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Keyes is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Global Bond Fund, Fidelity International Bond Fund, Fidelity Intermediate Municipal Income Fund and Fidelity Strategic Income Fund (the "Funds"):

Services Billed by PwC

December 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Global Bond Fund	$137,000	$-	$4,900	$1,500
Fidelity International Bond Fund	$137,000	$-	$4,900	$1,500
Fidelity Intermediate Municipal Income Fund	$55,000	$-	$2,400	$3,300
Fidelity Strategic Income Fund	$162,000	$-	$4,700	$4,600

December 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Global Bond Fund	$128,000	$-	$4,800	$-
Fidelity International Bond Fund	$128,000	$-	$4,800	$-
Fidelity Intermediate Municipal Income Fund	$56,000	$-	$2,300	$3,300
Fidelity Strategic Income Fund	$175,000	$-	$4,600	$5,100

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	December 31, 2014A	December 31, 2013A
Audit-Related Fees	$5,950,000	$4,920,000
Tax Fees	$-	$-
All Other Fees	$-	$50,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2014 A	December 31, 2013 A
PwC	$8,130,000	$5,545,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity School Street Trust

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	February 27, 2015
By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	February 27, 2015